UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08879

SUN CAPITAL ADVISERS TRUST

(Exact name of registrant as specified in charter)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481

(Address of principal executive offices) (Zip code)

James M.A. Anderson

Sun Capital Advisers Trust

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 432-1102 x 3330

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended:

SUN CAPITAL ADVISERS TRUST®

Annual Report December 31, 2008

Sun Capital Investment Grade Bond Fund®

Sun Capital Money Market Fund®

Sun Capital Global Real Estate Fund®

SCSM Davis Venture Value Fund

SCSM Oppenheimer Main Street Small Cap Fund

SCSM Oppenheimer Large Cap Core Fund

SCSM WMC Large Cap Growth Fund

SCSM WMC Blue Chip Mid Cap Fund

SCSM Lord Abbett Growth & Income Fund

SCSM Goldman Sachs Mid Cap Value Fund

SCSM Goldman Sachs Short Duration Fund

SCSM Dreman Small Cap Value Fund

SCSM PIMCO High Yield Fund

SCSM PIMCO Total Return Fund

SCSM AIM Small Cap Growth Fund

SCSM AllianceBernstein International Value Fund

SCSM BlackRock Inflation Protected Bond Fund

SCSM Ibbotson Moderate Fund

SCSM Ibbotson Balanced Fund

SCSM Ibbotson Growth Fund

Sun Capital Advisers Trust is a mutual fund registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Its investment adviser is Sun Capital Advisers LLC®, a member of the Sun Life Financial group of companies.

Please Note:

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

The views and opinions expressed in each Fund’s “Management’s Discussion and Analysis” are those of the portfolio manager(s) of the Fund. The views and opinions expressed, and the portfolio holdings described, are as of December 31, 2008, and are subject to change at any time without notice due to market or other conditions. These should not be construed as investment advice or as a recommendation to buy or sell any security. Any forecasts or other forward looking views may not come to pass. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2008.

Industry classifications included within each Fund’s Portfolio of Investments are unaudited.

MANAGEMENT’S DISCUSSION & ANALYSIS

INVESTMENT GRADE BOND FUND

The Fund’s performance for the year ended December 31, 2008 was a direct reflection of the Fund’s overweight to the spread sectors of the Barclays Capital U.S. Aggregate Bond Index (the “Index”), which continued to reach historically wide levels, and subsequent underweight to U.S. Treasuries. In 2008 U.S. Treasuries recorded their best returns since 1995. The Barclays Capital U.S. Treasury Index generated a return of almost 14% for 2008. Negative excess (vs. duration neutral U.S. Treasuries), and in some cases absolute returns for 2008, were historical by any measure. Negative excess returns were multiples of those previously experienced in most sectors. September, October and November were among the worst months ever for the Index as well as most of its sectors. All sectors reached their historically wide levels in late 2008, despite significant governmental policy response. In late December, historically wide spreads and attractive yields began to stimulate investors whose risk appetite was slowly returning. The deleveraging phenomena, which affected all asset classes over the last 18 months has slowed, thus removing the technical overhang of sellers far outnumbering buyers.

With historically wide spreads, the Fund continues to focus on taking advantage of market dislocations, as opportunities exist across all spread sectors. According to Credit Suisse, current spread levels for investment grade corporate securities imply a default rate of approximately 9%. Moody’s 5-year cumulative investment grade corporate default rate from the depression era of 1931-1935 was 3.88%. Commercial mortgage-backed securities that benefit from significant credit enhancement are extremely attractive with yields north of 10%. During the last real estate collapse in the early 1990s, commercial loans experienced about a 10% default rate while these AAA rated securities benefit from 15-50% of credit enhancement. We will continue to search to enhance the portfolio while also remaining cognizant of the overall level of risk. Given the existing market dislocation, prudent portfolio construction is key. We continue to seek value from an irrational marketplace.

The Fund’s allocation to the spread sectors of the Index declined modestly during the 4th quarter of 2008. Cash was allowed to increase to almost 10% during the 4th quarter in anticipation of attractive opportunities in the marketplace. At December 31, 2008, approximately, 6% of the Fund’s holdings retained a credit rating below investment grade.

INVESTMENT GRADE BOND FUND

TOP TEN BOND ISSUERS At December 31, 2008	PORTFOLIO COMPOSITION At December 31, 2008

% of Net Assets
Federal National Mortgage Association	25.3%
Federal Home Loan Mortgage Corp.	9.4
U.S. Treasury	3.5
Rogers Communications, Inc.	2.6
Government National Mortgage Association	1.7
GMAC Commercial Mortgage Securities, Inc.	1.4
Residential Accredited Loans, Inc.	1.4
Allegheny Energy Supply Co. LLC	1.3
Wachovia Corp.	1.2
Bear Stearns Commercial Mortgage Securities	1.2

% of Net Assets
U.S. Treasury and U.S. Government Agency Obligations	39.9%
Corporate Debt Obligations	36.8
Short Term Investments	11.3
Commercial Mortgage Backed Securities	7.0
Residential Mortgage Backed Securities	3.3
Asset Backed Securities	0.4
Other assets less liabilities	1.3

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the Investment Grade Bond Fund – Initial Class and the Barclays Capital U.S. Aggregate Bond Index

Comparison of Change in Value of a $10,000 Investment in the Investment Grade Bond Fund – Service Class and the Barclays Capital U.S. Aggregate Bond Index

INVESTMENT GRADE BOND FUND

Total Returns for Periods Ended December 31, 2008**

Initial Class Shares	One Year	Three Years	Five Years	Ten Years	Life of Fund***
Investment Grade Bond Fund	(12.47)%	(1.45)%	0.76%	3.44%	3.42%
Barclays Capital U.S. Aggregate Bond Index*	5.24%	5.51%	4.65%	5.63%	5.60%
Service Class Shares
Investment Grade Bond Fund	(12.67)%	(1.68)%	N/A	N/A	0.31%
Barclays Capital U.S. Aggregate Bond Index*	5.24%	5.51%	N/A	N/A	4.56%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) is composed of U.S. securities in the Treasury, Government-Related, Corporate, and Securitized sectors. The Barclays Capital U.S. Aggregate Bond Index has been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2008. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

MONEY MARKET FUND

The Federal Reserve’s monetary policy committee (FOMC) began 2008 deliberating the impact of the deterioration in financial markets, weak labor markets, as well as the ongoing correction in the housing market. As a result, the FOMC voted in an emergency meeting to reduce their benchmark lending rate by 75 basis points on January 22nd from 4.25% to 3.50%. Fed Chairman Bernanke, along with other officials, were proactive in efforts to alleviate the credit crunch by utilizing a host of liquidity programs, including expanding the Term Auction Facility (TAF) auctions, lengthening the maturity of open market repurchase agreements, and making changes to acceptable collateral for those loans to include mortgage-linked bonds. The central bank arranged for an emergency loan to Bear Stearns Co. to prevent the institution from filing for bankruptcy and disrupting the capital markets. At each of the next three regular meetings, the FOMC lowered the lending rate. By the end of April, the rate had been reduced to 2%.

The FOMC kept rates unchanged through the end of the third quarter, content that growth and inflation risks were essentially balanced. In September, market conditions took a serious turn for the worse, as confidence and liquidity appeared to vanish. Federal National Mortgage Association and Federal Home Loan Mortgage Corporation were suddenly forced into conservatorship. Lehman Brothers abruptly filed for Chapter 11 bankruptcy and in the same weekend, Merrill Lynch was acquired by the Bank of America. Shortly thereafter, American International Group (AIG) received emergency loans from the U.S. government in return for equity interest to avert bankruptcy. The safety of money market mutual funds suddenly came into question. In response, the Federal Reserve, the Bank of Canada, the Bank of England, the ECB and the Bank of Japan poured billions into the banking system on a daily basis through a variety of liquidity and lending programs. In October, the Commercial Paper Funding Facility (CPFF) was launched to provide a liquidity backstop for U.S. issuers of commercial paper. In addition the Federal Reserve of New York was tapped to finance the purchase of unsecured and asset-backed commercial paper and agency discount notes from eligible issues through its primary dealers. The Treasury also established a temporary guaranty program for the U.S. money market mutual fund industry to stem the tide of redemptions and repair the confidence lost. In October, Congress authorized and President Bush signed the Troubled Assets Relief Program (TARP) which would provide up to $700 billion to the U.S. Treasury to purchase troubled assets. Later, bank holding companies were given the ability to issue bonds and commercial paper, unconditionally guaranteed by the U.S. government though the Term Lending Guarantee Program (TLGP).

In addition to the programs mentioned above, the FOMC continued to lower rates in the fourth quarter. By year end, the Fed Funds target interest rate was at a record low and is now quoted in a range of 0.00% to 0.25%. The Discount Rate ended the year at 0.50%. The liquidity programs, along with the safety of U.S. Treasury bills provided tremendous demand for safe, short term investments. The persistent flight to quality has brought interest rates on U.S. Treasury bills near and even below zero. Rates on agency discount paper, industrial and TLGP commercial paper also declined sharply given their safety and liquidity.

Three-month Treasury bills started the year at the high of 3.33%. However, as the Fed started to lower interest rates in January, for a total of ten reductions by year end, U.S. Treasury bills plummeted to a low of (0.02%) early in December before ending the year at 0.08%.

Economic data continues to indicate weak consumer, housing, and manufacturing data as well as falling commodity prices. With the Fed Funds target interest rate now in a range of 0.00% to 0.25%, the Fed has ensured the market it will use whatever tools necessary to maintain stability in the financial markets and promote economic development. Our strategy remains to invest in a high quality, liquid portfolio.

MONEY MARKET FUND

TOP TEN ISSUERS At December 31, 2008	PORTFOLIO COMPOSITION At December 31, 2008

% of Net Assets
Federal Home Loan Mortgage	20.4%
Federal National Mortgage Association	19.1
U.S. Treasury	3.9
Government of Canada	3.4
Coca Cola Co.	3.0
AT&T, Inc.	2.9
Hewlett Packard Co.	2.9
The Procter & Gamble Co.	2.9
Pfizer, Inc.	2.9
Wal-Mart Stores, Inc.	2.9

% of Net Assets
Commercial Paper	43.8%
U.S. Treasury and U.S. Government Agency Obligations	43.4
Mutual Funds	4.7
Foreign Government Obligations	4.0
U.S. Government Guaranteed Commercial Paper	3.9
Other assets less liabilities	0.2

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the Money Market Fund –Initial Class and the Merrill Lynch 3-Month U.S. Treasury Bill Index

Comparison of Change in Value of a $10,000 Investment in the Money Market Fund –Service Class and the Merrill Lynch 3-Month U.S. Treasury Bill Index

MONEY MARKET FUND

Total Returns for Periods Ended December 31, 2008**

Initial Class Shares	One Year	Three Years	Five Years	Ten Years	Life of Fund***
Money Market Fund	2.25%	3.90%	3.03%	3.08%	3.09%
Merrill Lynch 3-month U.S. Treasury Bill Index*	2.06%	3.96%	3.25%	3.45%	3.46%
Service Class Shares
Money Market Fund	2.00%	3.64%	N/A	N/A	3.49%
Merrill Lynch 3-month U.S. Treasury Bill Index*	2.06%	3.96%	N/A	N/A	3.85%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Merrill Lynch 3-month U.S. Treasury Bill Index is a one-security index which at the beginning of every month selects for inclusion the U.S. Treasury Bill maturing closest to, but not beyond 91 days from that date. That issue is then held for one month, sold and rolled into the new U.S. Treasury Bill. The Merrill Lynch 3-month U.S. Treasury Bill Index has been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Money Market Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2008. Service Class Shares for the period from April 25, 2005 (commencement of operations) to December 31, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

GLOBAL REAL ESTATE FUND

Effective May 1, 2008, Global Real Estate Fund amended its investment strategy to a global real estate mandate, with the Fund now benchmarked to the FTSE/EPRA NAREIT Global Real Estate Index rather than the MSCI US REIT Index. In the first four months of 2008, the Fund outperformed its then benchmark, the MSCI US REIT Index. For the period May 1, 2008 to December 31, 2008, the Fund underperformed its benchmark, the FTSE/EPRA NAREIT Global Real Estate Index, due to a combination of poor stock selection, sector allocation and country allocation.

Despite the strategic rationale for global mandate, the tactical timing of the switch was not ideal, as the transition occurred in the midst of a worsening global recession. Global diversification was not a benefit in 2008, and the only business model, and/or property type that did well was one that featured virtually no debt. The last eight months of 2008, the period in which the Fund was fully global, saw the MSCI U.S. REIT Index tumble -42.73%, and the FTSE EPRA/NAREIT Global Real Estate Index fall -47.86%, and the Fund underperformed on a relative basis.

We have always believed that diversification takes on a special meaning in managing a U.S. real estate portfolio because the different property types and business models typically behave very differently at different stages of the economic cycle. With a global portfolio, the opportunities to diversify are even greater. Furthermore, we believe real estate as an asset class will remain less correlated globally than bonds and stocks due to the local economic drivers that have a large influence on the users and owners of real estate.

The 3rd and 4th quarters of 2008 were extremely volatile in both the global and U.S. real estate equity markets, with the global markets fairing slightly worse than the U.S. market. For the year, global real estate equities also underperformed U.S. real estate equities. Globally, the performance trends by property type were the same for the last 6 months and for all of 2008, mostly because the terrible performance in the 4th quarter overwhelmed the performance in the other three quarters. Due to their above industry average leverage levels and economic cyclicality, the industrial, regional mall, and hotel property types were the worst performers. The best performing property types were the self-storage, health care, and apartment sectors.

No review of 2008 would be complete without at least recognizing the on-going global recession. As one of the more leveraged asset classes, anything real estate-related has, and will continue to suffer until more realistic values are reached. The damage has not spared any property type.

GLOBAL REAL ESTATE FUND

TOP TEN EQUITY HOLDINGS At December 31, 2008	INDUSTRY WEIGHTINGS At December 31, 2008

% of Net Assets
Unibail-Rodamco	4.7%
Simon Property Group, Inc.	4.4
Vornado Realty Trust	4.3
Alexandria Real Estate Equities, Inc.	4.2
Ventas, Inc.	4.2
Mitsubishi Estate Co. Ltd.	4.0
Kimco Realty Corp.	4.0
Capitaland Ltd.	3.9
The Link REIT	3.8
Plum Creek Timber Co., Inc.	3.8

% of Net Assets
Diversified	23.9%
Shopping Centers	18.9
Regional Malls	13.1
Office	9.1
Health Care Equipment & Services	7.8
Short Term Investments	7.5
Timber & Forest Products	6.8
Warehouse & Industrial	6.6
Apartments	4.9
Storage	0.6
Other assets less liabilities	0.8

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the Global Real Estate Fund – Initial Class, MSCI U.S. REIT Index and the FTSE/EPRA NAREIT Global Real Estate Index

Comparison of Change in Value of a $10,000 Investment in the Global Real Estate Fund – Service Class, MSCI U.S. REIT Index and the FTSE/EPRA NAREIT Global Real Estate Index

GLOBAL REAL ESTATE FUND

Total Returns for Periods Ended December 31, 2008**

Initial Class Shares	One Year	Three Years	Five Years	Ten Years	Life of Fund***
Global Real Estate Fund	(44.73)%	(12.62)%	(0.49)%	6.95%	6.83%
MSCI U.S. REIT Index*	(37.97)%	(11.15)%	0.67%	7.19%	6.94%
FTSE/EPRA NAREIT Global Real Estate Index*	(47.72)%	(11.53)%	1.96%	6.63%	6.54%
Service Class Shares
Global Real Estate Fund	(44.89)%	(12.84)%	N/A	N/A	(1.57)%
MSCI U.S. REIT Index*	(37.97)%	(11.15)%	N/A	N/A	(0.19)%
FTSE/EPRA NAREIT Global Real Estate Index*	(47.72)%	(11.53)%	N/A	N/A	1.07%

*The performance data of the indices has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged and have no fees. The MSCI U.S. REIT Index is a total-return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The FTSE EPRA/NAREIT Global Real Estate Index is a total-return comprising eight index families covering the world’s largest investment markets in various currencies, and is designed to track the performance of listed real estate companies and REITs worldwide. The MSCI U.S. REIT Index and the FTSE EPRA/NAREIT Global Real Estate Index have been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Global Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized. Effective May 1, 2008, Global Real Estate Fund amended its investment strategy to a global real estate mandate, with the Fund now benchmarked to the FTSE/EPRA NAREIT Global Real Estate Index rather than the MSCI U.S. REIT Index.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2008. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

DAVIS VENTURE VALUE FUND (subadvised by Davis Selected Advisers, L.P.)

The sectors within the S&P 500 Index that turned in the weakest performance over the year were financials, materials, and information technology. The sectors that turned in the strongest (but still negative) performance over the year were consumer staples and health care.

The Fund’s financial companies out-performed the corresponding sector within the Index (down 49% versus down 55% for the Index), but were still the largest detractors from performance. A higher relative average weighting in this sector (30% versus 16% for the Index) detracted from both absolute and relative performance. American International Group, American Express, Merrill Lynch, Berkshire Hathaway, Loews, Wachovia, and JPMorgan Chase were among the top detractors from performance. Wells Fargo and Hartford Financial Services were among the top contributors to the Fund’s performance.

The second largest detractor from performance were energy companies. The Fund’s energy companies performed roughly in-line with the corresponding sector within the Index (both down 35%) but had a higher relative average weighting in this sector (17% versus 14% for the Index). ConocoPhillips was among the top detractors from performance.

The Fund’s relative performance was helped by having a higher relative average weighting in consumer staple companies (15% versus 11% for the Index). Unfortunately, the Fund’s consumer staple companies under-performed the corresponding sector within the Index (down 25% vs down 16% for the Index). Wal-Mart Stores was among the most important contributors to performance while Costco was among the most important detractors. The Fund no longer owns Wal-Mart Stores.

The Fund’s relative performance was harmed by having a lower relative average weighting in health care companies (4% versus 13% for the Index). The Fund’s healthcare companies under-performed the corresponding sector within the Index (down 29% vs down 23% for the Index). Schering Plough, was among the most important contributors to performance.

H&R Block, a consumer discretionary company, was the single most important contributor to performance over the year.

The Fund held approximately 9% of assets in foreign companies (including American Depositary Receipts) at December 31, 2008. As a whole these companies under-performed the domestic companies held by the Fund.

DAVIS VENTURE VALUE FUND

TOP TEN EQUITY HOLDINGS At December 31, 2008	INDUSTRY WEIGHTINGS (Continued) At December 31, 2008

% of Net Assets
Costco Wholesale Corp.	5.1%
Wells Fargo & Co.	4.5
JPMorgan Chase & Co.	4.3
ConocoPhillips	4.3
Occidental Petroleum Corp.	4.1
Berkshire Hathaway, Inc., Class A	4.0
Devon Energy Corp.	3.3
Philip Morris International, Inc.	3.3
EOG Resources, Inc.	2.9
Comcast Corp., Class A Special	2.4

INDUSTRY WEIGHTINGS

At December 31, 2008

% of Net Assets
Oil & Gas-Exploration & Production	16.4%
Short Term Investments	13.5
Insurance	10.1
Food & Staples Retailing	7.2
Diversified Financial Services	5.2
Media	4.9
Commercial Banks	4.7
Tobacco	3.3
Capital Markets	3.2
Commercial Services & Supplies	2.6
Health Care Providers & Services	2.6
Consumer Finance	2.5
Beverages	2.2
Software	2.0
Pharmaceuticals	1.8
Household Products	1.7
Diversified Consumer Services	1.6
Specialty Retail	1.5
Containers & Packaging	1.4
Computers & Peripherals	1.4
Semiconductors & Semiconductor Equipment	1.3
Construction Materials	1.3
Electronic Equipment & Instruments	1.2
Industrial Conglomerates	0.9
Internet Software & Services	0.9

% of Net Assets
Real Estate Management & Development	0.7%
Automobiles	0.7
Communications Equipment	0.6
Energy Equipment & Services	0.5
Internet & Catalog Retail	0.5
Air Freight & Logistics	0.5
Marine	0.5
Chemicals	0.5
Transportation	0.5
Metals & Mining	0.4
Paper & Forest Products	0.4
Machinery	0.3
Personal Products	0.3
Food Products	0.2
Independent Power Producers & Energy Traders	0.2
Wireless Telecommunication Services	0.2
Electrical Equipment	0.1
Household Durables	0.1
Multi-Line Retail	0.1
Liabilities in excess of other assets	(2.7)

TOTAL	100.0%

DAVIS VENTURE VALUE FUND

Comparison of Change in Value of a $10,000 Investment in the Davis Venture Value Fund – Initial Class and the S&P 500 Index

Comparison of Change in Value of a $10,000 Investment in the Davis Venture Value Fund – Service Class and the S&P 500 Index

DAVIS VENTURE VALUE FUND

Total Returns for Periods Ended December 31, 2008**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Davis Venture Value Fund	(37.81)%	(9.39)%	(1.70)%	(1.44)%
S&P 500 Index*	(37.00)%	(8.34)%	(2.19)%	(4.21)%
Service Class Shares
Davis Venture Value Fund	(37.93)%	N/A	N/A	(12.16)%
S&P 500 Index*	(37.00)%	N/A	N/A	(11.19)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The S&P’s 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market. The S&P 500 Index has been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Venture Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to December 31, 2008. Service Class Shares for the period from May 1, 2006 (commencement of operations) to December 31, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

OPPENHEIMER MAIN STREET SMALL CAP FUND (subadvised by OppenheimerFunds, Inc.)

Like most other asset classes, U.S. stocks declined sharply when a credit crunch that began in 2007 developed into a full-blown global financial crisis over the summer of 2008. Turmoil spread from the sub-prime mortgage sector of the U.S. bond market to other financial markets, including stocks, as investors became increasingly risk-averse. Declining asset prices compelled major financial institutions to write down or write off a significant portion of their investments’ value, contributing to massive losses that led to the insolvency of several major commercial banks, investment banks, mortgage agencies and insurers.

Meanwhile, a U.S. economic slowdown that began in late 2007 was exacerbated by the financial crisis, leading to a surge in job losses and additional pressure on slumping home prices. Cash-strapped consumers and anxious businesses curtailed spending, adding fuel to the downturn. The U.S. recession quickly spread to overseas markets, reducing previously robust demand for energy and building materials. Consequently, commodity prices that had reached record highs over the first half of the year plummeted over the second half.

Investors worried about these developments engaged in a “flight to quality,” selling riskier assets, such as small-cap stocks, in favor of U.S. Treasury securities. Selling pressure appeared to be indiscriminate as investors rushed for the exits, punishing stocks of fundamentally sound companies along with less healthy ones. Although the financial institutions at the epicenter of the crisis were mainly very large companies, the flight to quality was also damaging for smaller businesses, which historically have been more volatile than their larger counterparts. The bear market was especially severe for traditionally economically-sensitive sectors, such as the consumer discretionary and information technology sectors, while sectors whose fortunes rise and fall with commodity prices, such as energy and basic materials producers, also were hard hit. Conversely, the historically defensive consumer staples and utilities sectors held up relatively well.

As always, we invested the Fund’s assets in accordance with the signals generated by our multi-factor quantitative models, including a newly developed model designed to consider unusually volatile market conditions. Our process worked relatively well over the first half of 2008, when the Fund generally produced higher returns than the Russell 2000 Index. Our market capitalization model indicated that companies toward the larger end of the small-cap range, including a number of mid-cap companies, were likely to fare better than micro-cap and other smaller stocks. In addition, our stock selection model found a number of opportunities in the materials sector, leading to an overweight position that benefited relative performance as commodity prices soared to record highs. Conversely, we identified relatively few highly ranked stocks in the financial sector, which was hurt by the credit crisis, and the health care sector, where managed care companies struggled with rising costs. On the other hand, an underweight position in the energy sector, a relatively small component of the index, detracted from relative performance over the first half of the year.

The positions that benefited the Fund’s results during the first half of the year were detractors over the second half of the year, when extreme volatility roiled equity markets. Midcap stocks, many of which had been removed from the Russell 2000 Index when it rebalanced at mid-year, fell sharply in the wake of the banking crisis, adversely affecting the Fund to a greater extent than the index. Although we reduced the Fund’s exposure to mid-cap stocks over the second half of 2008, it was not enough to offset the capitalization range’s poor performance. In addition, the Fund’s overweight positions in the materials, consumer discretionary and information technology sectors fared poorly in the deepening recession that dominated the final six months of 2008.

As of year-end, our models have indicated that smaller-cap stocks generally are better positioned in the current market environment, which was reflected in a modestly underweighted position in mid-cap stocks and mildly overweight exposure to small and micro-cap stocks relative to the benchmark. In addition, the Fund ended the reporting period with an emphasis on the information technology, industrials and energy sector, where a number

MANAGEMENT’S DISCUSSION & ANALYSIS (Continued)

of companies appear to have been punished too severely during the downturn and may be poised to rebound strongly in an eventual recovery. Likewise, we are also keeping an eye on the materials sector in 2009 and as of period end maintained an overweight position relative to the benchmark. Conversely, we ended the reporting period underweight the benchmark in financials.

OPPENHEIMER MAIN STREET SMALL CAP FUND

TOP TEN EQUITY HOLDINGS At December 31, 2008	INDUSTRY WEIGHTINGS (Continued) At December 31, 2008

% of Net Assets
EMCOR Group, Inc.	0.4%
QLogic Corp.	0.4
AMERIGROUP Corp.	0.3
First Horizon National Corp.	0.3
Tractor Supply Co.	0.3
Gardner Denver, Inc.	0.3
GrafTech International Ltd.	0.3
Acuity Brands, Inc.	0.3
Perini Corp.	0.3
Deluxe Corp.	0.3

INDUSTRY WEIGHTINGS

At December 31, 2008

% of Net Assets
Semiconductors & Semiconductor Equipment	5.7%
Commercial Services & Supplies	5.4
Machinery	5.3
Specialty Retail	5.2
Insurance	5.0
Commercial Banks	4.3
Oil & Gas-Exploration & Production	3.6
Health Care Providers & Services	3.2
Software	3.2
Communications Equipment	3.1
Electronic Equipment & Instruments	3.1
Energy Equipment & Services	2.9
Chemicals	2.8
Real Estate Investment Trusts	2.7
Hotels, Restaurants & Leisure	2.5
IT Services	2.3
Metals & Mining	2.1
Internet Software & Services	2.1
Electrical Equipment	2.0
Computers & Peripherals	1.9
Textiles, Apparel & Luxury Goods	1.7
Household Durables	1.7
Health Care Equipment & Supplies	1.5
Construction & Engineering	1.4
Diversified Telecommunication Services	1.4
Aerospace & Defense	1.4
Biotechnology	1.4

	% of Net Assets
Capital Markets	1.3%
Trading Companies & Distributors	1.2
Building Products	1.2
Media	1.1
Auto Components	1.1
Thrift & Mortgage Finance	1.1
Internet & Catalog Retail	1.0
Airlines	0.9
Consumer Finance	0.8
Short Term Investments	0.8
Personal Products	0.8
Road & Rail	0.8
Leisure Equipment & Products	0.8
Pharmaceuticals	0.8
Diversified Consumer Services	0.7
Life Sciences Tools & Services	0.6
Wireless Telecommunication Services	0.6
Paper & Forest Products	0.6
Multi-Line Retail	0.5
Food Products	0.5
Food & Staples Retailing	0.5
Diversified Financial Services	0.5
Containers & Packaging	0.5
Marine	0.4
Air Freight & Logistics	0.3
Industrial Conglomerates	0.3
Multi-Utilities	0.2
Gas Utilities	0.2
Office Electronics	0.2
Automobiles	0.2
Tobacco	0.2
Health Care Technology	0.1
Household Products	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Independent Power Producers & Energy Traders	0.0	*
Beverages	0.0	*
Distributors	0.0	*
Other assets less liabilities	0.0	*

TOTAL	100.0%

*	Amount is less than 0.05%.

OPPENHEIMER MAIN STREET SMALL CAP FUND

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Main Street Small Cap Fund – Initial Class and the Russell 2000 Index

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Main Street Small Cap Fund – Service Class and the Russell 2000 Index

OPPENHEIMER MAIN STREET SMALL CAP FUND

Total Returns for Periods Ended December 31, 2008**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Oppenheimer Main Street Small Cap Fund	(37.99)%	(11.45)%	(3.02)%	2.97%
Russell 2000 Index*	(33.79)%	(8.28)%	(0.93)%	0.33%
Service Class Shares
Oppenheimer Main Street Small Cap Fund	(38.14)%	N/A	N/A	(16.98)%
Russell 2000 Index*	(33.79)%	N/A	N/A	(13.60)%

*The performance data for the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 2000 Index includes the 2000 companies with the smallest market capitalizations from the Russell 3000 Index. The Russell 2000 Index has been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Oppenheimer Main Street Small Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to December 31, 2008. Service Class Shares for the period from May 1, 2006 (commencement of operations) to December 31, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

OPPENHEIMER LARGE CAP CORE FUND (subadvised by OppenheimerFunds, Inc.)

Effective May 1, 2008 Oppenheimer Funds, Inc. replaced Sun Capital Advisers LLC as subadviser to the Sun Capital All Cap Fund. Also effective May 1, 2008 the name of the Fund was changed to SC Oppenheimer Large Cap Core Fund. OFI Institutional Asset Management, Inc., an affiliate of OppenheimerFunds, Inc., serves as sub-subadviser to SC Oppenheimer Large Cap Core Fund.

The pervasive lack of credit in 2008 fueled a massive scaling back among U.S. corporations, increasing unemployment, and decreasing consumer spending. And while third quarter GDP was only slightly negative, economists anticipate the fourth quarter will be among the worst on record. Equity markets have been sent reeling, turning in the weakest calendar year performance in the post World-War II era. In response, the Federal Reserve cut interest rates to their lowest level in history; Congress approved a roughly $170 billion stimulus plan early in 2008 and a $700 billion TARP in the opening days of the fourth quarter. Deals were brokered to save the likes of Bear Stearns, Fannie Mae, and Freddie Mac and Congress is arranging for billions of dollars in loans for a struggling automotive industry.

The fourth quarter brought unprecedented volatility to the markets. Once unheard of, daily price movements of ±5% were not uncommon and moves of ±3% were commonplace, particularly early in the quarter. Though volatility eased in the closing weeks of the fourth quarter the average daily price movement of the S&P 500 was ±3.3%.

While we would hesitate to call November 20 the ultimately low in the bear market ravaging equities over the preceding 14 months, the subsequent rally has been significant. From the intra-quarter low through December 31, the S&P 500 gained 20.5%. In an absolute sense, this rally surpasses the technical definition of a bull market; however, its brevity precludes this designation, as we typically look for a sustained rally over at least three months.

Financials added the most value versus the S&P 500 since inception. Earlier in 2008, in response to ongoing uncertainty surrounding the integrity of data coming out of the sector, our quantitative team took steps to either limit the allowable position size in our client portfolios or to avoid specific stocks altogether – a strategy that worked well. The portfolio did not hold Fannie Mae, Freddie Mac, Goldman Sachs, Merrill Lynch, Lehman Brothers, or Wachovia; further, we elected to remove AIG from the portfolio well ahead of its collapsing share price.

Stock selectivity in Consumer Staples proved costly to the portfolio. Proctor & Gamble was the most costly holding in the sector; added to the portfolio in November, the stock is underweight in comparison to the benchmark making it costly in relative terms. The decision to avoid Anheuser-Busch also proved costly as the stock had strong gains.

We see parallels between today’s housing and credit turmoil and the technology bubble of the late ‘90s. Markets have seen prices rise on little or no substance; valuation tools are not working in line with their historical norms, and quantitative techniques have been out of favor. A decade ago, the tech bubble burst and stocks fell into a long and costly bear market. After some initial choppiness, markets experienced indiscriminate selling as fear of a protracted bear market grew. Following the tumult, valuation and risk measures swung back into favor and our process led to market outperformance for the next several years. The position we are now in is strikingly similar: we are seeing choppiness (with unprecedented volatility) and indiscriminate selling, which has altered the complacency and extreme risk-seeking behavior of earlier this year, moving the markets back towards a historically normal risk-averse stance.

OPPENHEIMER LARGE CAP CORE FUND

TOP TEN EQUITY HOLDINGS At December 31, 2008	INDUSTRY WEIGHTINGS (Continued) At December 31, 2008

% of Net Assets
Wal-Mart Stores, Inc.	4.0%
Exxon Mobil Corp.	3.8
International Business Machines Corp.	2.9
Hewlett-Packard Co.	2.8
Johnson & Johnson	2.5
Amgen, Inc.	2.2
Microsoft Corp.	2.1
Northrop Grumman Corp.	2.1
Pfizer, Inc.	2.0
Verizon Communications, Inc.	2.0

INDUSTRY WEIGHTINGS

At December 31, 2008

% of Net Assets
Oil & Gas-Exploration & Production	13.1%
Pharmaceuticals	7.8
Computers & Peripherals	6.9
Aerospace & Defense	6.1
Short Term Investments	5.6
Food Products	5.6
Health Care Providers & Services	5.5
Food & Staples Retailing	4.9
Software	4.0
Road & Rail	3.4
Insurance	2.9
Diversified Telecommunication Services	2.8
Specialty Retail	2.6
Capital Markets	2.6
Real Estate Investment Trusts	2.4
Biotechnology	2.2
Tobacco	2.2
Energy Equipment & Services	2.2
Diversified Financial Services	2.1
Household Products	2.0
Electric Utilities	1.9
Media	1.4
Multi-Utilities	1.4
Chemicals	1.4
Communications Equipment	1.1

% of Net Assets
Health Care Equipment & Supplies	1.1%
Construction & Engineering	1.1
Machinery	1.1
Beverages	0.9
Commercial Services & Supplies	0.7
Commercial Banks	0.6
Office Electronics	0.6
Semiconductors & Semiconductor Equipment	0.5
IT Services	0.5
Thrift & Mortgage Finance	0.4
Metals & Mining	0.4
Air Freight & Logistics	0.3
Leisure Equipment & Products	0.3
Wireless Telecommunication Services	0.2
Textiles, Apparel & Luxury Goods	0.2
Industrial Conglomerates	0.1
Liabilities in excess of other assets	(3.1)

TOTAL	100.0%

OPPENHEIMER LARGE CAP CORE FUND

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Large Cap Core Fund – Initial Class and the S&P 500 Index

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Large Cap Core Fund – Service Class and the S&P 500 Index

OPPENHEIMER LARGE CAP CORE FUND

Total Returns for Periods Ended December 31, 2008**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Oppenheimer Large Cap Core Fund	(37.06)%	(10.71)%	(3.18)%	(0.25)%
S&P 500 Index*	(37.00)%	(8.34)%	(2.19)%	(0.72)%
Service Class Shares
Oppenheimer Large Cap Core Fund	(37.15)%	(10.91)%	N/A	(4.62)%
S&P 500 Index*	(37.00)%	(8.34)%	N/A	(2.59)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The S&P 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market. The S&P 500 Index has been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Oppenheimer Large Cap Core Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized. Effective May 1, 2008 Oppenheimer Funds, Inc. replaced Sun Capital Advisers LLC as subadviser to the Sun Capital All Cap Fund. Also effective May 1, 2008 the name of the Fund was changed to SC Oppenheimer Large Cap Core Fund. OFI Institutional Asset Management, Inc., an affiliate of OppenheimerFunds, Inc., serves as sub-subadviser to SC Oppenheimer Large Cap Core Fund.

***Initial Class Shares for the period from May 1, 2002 (commencement of operations) to December 31, 2008. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

WMC LARGE CAP GROWTH FUND (subadvised by Wellington Management Co., LLP)

Effective August 1, 2008, Wellington Management Company, LLP replaced Pyramis Global Advisors, LLC as subadviser to FI Large Cap Growth Fund. Also effective August 1, 2008, the name of the Fund changed to WMC Large Cap Growth Fund.

The one-year period ended December 31, 2008 was an extraordinarily challenging year in financial markets as nearly every asset class recorded significant price declines. After a positive start to the year, global equity markets stumbled as a widespread contraction in credit led to major changes in the financial landscape. These included the near collapse of large investment bank Bear Stearns, government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm AIG, and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. Equity investors sought to shed risk in response to increasing concerns about the financial system and a US recession, punishing stock prices broadly.

Small cap, mid cap, and large cap stocks declined in unison during the period, as measured by the Russell 2000, S&P MidCap 400, and S&P 500 indices, respectively. Value and Growth stocks performed similarly during the period, as measured by the Russell 1000 Value and Russell 1000 Growth indices. There were no safe havens as all ten sectors within the Russell 1000 Growth Index posted negative double digit returns. Energy, Materials, and Telecommunication Services were the biggest laggards. Consumer Staples, Health Care, and Consumer Discretionary declined the least.

For the period from early August to year-end, overall Fund performance was hurt by weaker stock selection within the Materials, Financials, and Health Care sectors. This was partially offset by the positive impact to relative performance from stock selection within the Information Technology, Consumer Discretionary, and Energy sectors. The Fund’s underweight position to the relatively outperforming Consumer Staples sector negatively impacted relative performance. An underweight position to Materials and an overweight position to Information Technology also detracted from relative performance.

Among the largest detractors from relative performance during the period were Smith International, Potash, and Mosaic. Not owning integrated oil and gas company Exxon Mobil detracted from relative performance, as the market viewed its shares as a safe haven within the Energy sector. Shares of oil and gas exploration and production supplier Smith International declined because of lower revenues due to lower natural gas and oil prices. Shares of Canadian-based fertilizer and feed products company Potash and major fertilizer producer Mosaic fell as falling grain prices led to weakness in fertilizer demand. Information technology companies Cisco Systems, Microsoft, and IBM also detracted from the Fund’s absolute returns.

Top contributors to relative performance included AutoZone, Apollo Group, and Eli Lilly. Not owning oilfield service company Schlumberger also contributed to relative performance. Specialty auto parts retailer AutoZone’s shares rose over the period due to better than expected earnings and expectations that replacement part sales will increase as car owners try to extend the life of existing vehicles. Shares of for-profit education company Apollo Group rose as the company experienced very strong sales growth and high incremental margins in the most recent quarter. Shares of pharmaceutical company Eli Lilly performed well due to the possibility of sustainable growth with several new drugs. Department store giant Wal-Mart was also among other top absolute contributors.

Sector exposure is predominantly a fall-out of stock selection. At the end of 2008 our largest overweights relative to the Russell 1000 Growth Index were to the Information Technology and Health Care sectors, while the largest underweights were to Consumer Staples and Utilities.

WMC LARGE CAP GROWTH FUND

TOP TEN EQUITY HOLDINGS At December 31, 2008	INDUSTRY WEIGHTINGS At December 31, 2008

% of Net Assets
Cisco Systems, Inc.	4.4%
Microsoft Corp.	4.3
Oracle Corp.	4.0
Occidental Petroleum Corp.	3.1
Philip Morris International, Inc.	3.0
International Business Machines Corp.	3.0
Abbott Laboratories	2.7
Wal-Mart Stores, Inc.	2.7
Eli Lilly & Co.	2.4
Altera Corp.	2.2

% of Net Assets
Software	11.6%
Pharmaceuticals	10.1
Oil, Gas & Consumable Fuels	7.3
Communications Equipment	6.4
Short Term Investments	5.3
Specialty Retail	5.2
Semiconductors & Semiconductor Equipment	5.0
Computers & Peripherals	5.0
Machinery	4.9
Biotechnology	3.6
Aerospace & Defense	3.1
Tobacco	3.0
Household Products	3.0
Food Products	2.9
Food & Staples Retailing	2.7
Health Care Equipment & Supplies	2.5
Electrical Equipment	2.4
Chemicals	2.2
IT Services	2.0
Construction & Engineering	1.8
Energy Equipment & Services	1.5
Capital Markets	1.4
Diversified Consumer Services	1.3
Commercial Banks	1.1
Textiles, Apparel & Luxury Goods	0.9
Diversified Financial Services	0.8
Insurance	0.8
Commercial Services & Supplies	0.7
Household Durables	0.6
Road & Rail	0.6
Life Sciences Tools & Services	0.5
Diversified Telecommunication Services	0.4
Personal Products	0.4
Media	0.4
Auto Components	0.3
Hotels, Restaurants & Leisure	0.1
Liabilities in excess of other assets	(1.8)

TOTAL	100.0%

WMC LARGE CAP GROWTH FUND

Comparison of Change in Value of a $10,000 Investment in the WMC Large Cap Growth Fund – Initial Class and the Russell 1000 Growth Index

Comparison of Change in Value of a $10,000 Investment in the WMC Large Cap Growth Fund – Service Class and the Russell 1000 Growth Index

WMC LARGE CAP GROWTH FUND

Total Returns for Periods Ended December 31, 2008**

Initial Class Shares	One Year	Life of Fund***
WMC Large Cap Growth Fund	(44.12)%	(25.53)%
Russell 1000 Growth Index*	(38.44)%	(19.94)%
Service Class Shares
WMC Large Cap Growth Fund	(44.30)%	(17.75)%
Russell 1000 Growth Index*	(38.44)%	(11.16)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics. The Russell 1000 Growth Index includes the largest 1000 securities in the Russell 3000 Index, based on market cap. The Russell 3000 Index consists of the 3000 largest and most liquid stocks based and traded in the U.S. The Russell 1000 Growth Index has been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the WMC Large Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized. Effective August 1, 2008, Wellington Management Company, LLP replaced Pyramis Global Advisors, LLC as subadviser to FI Large Cap Growth Fund. Also effective August 1, 2008, the name of the Fund changed to WMC Large Cap Growth Fund.

***Initial Class Shares for the period from April 2, 2007 (commencement of operations) to December 31, 2008. Service Class Shares for the period from May 1, 2006 (commencement of operations) to December 31, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

WMC BLUE CHIP MID CAP FUND (subadvised by Wellington Management Co., LLP)

The one-year period ended December 31, 2008 was an extraordinarily challenging year in financial markets as nearly every asset class recorded significant price declines. After a positive start to the year, global equity markets stumbled as a widespread contraction in credit led to major changes in the financial landscape. These included the near collapse of large investment bank Bear Stearns, government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm AIG, and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. Equity investors sought to shed risk in response to increasing concerns about the financial system and a US recession, punishing stock prices broadly.

Small cap, mid cap, and large cap stocks declined in unison during the period, as measured by the Russell 2000, S&P MidCap 400, and S&P 500 indices, respectively. There were no safe havens as all ten sectors within the S&P MidCap 400 Index posted negative returns. Energy, Telecommunication Services, and Materials were the biggest laggards. Utilities and Consumer Staples declined the least.

Security selection in Consumer Discretionary, Materials, and Health Care contributed to positive relative performance for the Fund, and more than offset weaker stock selection in the Financials, Information Technology, and Energy sectors. Sector positioning, driven by security selection, also contributed positively to benchmark-relative returns during the period, primarily due to underweight positions in Energy and Consumer Discretionary. The Fund benefited from a modest cash position, which helped relative performance in a downward-trending market.

Top contributors to returns on a relative basis included Barr Pharmaceuticals, ITT Educational Services, and Allied Waste. Shares of specialty pharmaceutical company Barr Pharmaceuticals rose after the company received a stock and cash takeover offer from generic drug firm Teva Pharmaceutical. Shares of ITT Educational Services, a technology-oriented postsecondary degree programs provider, benefited from strong industry fundamentals as the softer economy aided enrollment growth and increases in federal loan limits enhanced pricing power. Waste management company Allied Waste was acquired by Republic Services in early December. Other top contributors to absolute performance included drug developer Millennium Pharmaceuticals, who was purchased by Takeda Pharmaceutical, and specialty automotive aftermarket parts and accessories retailer O’Reilly Automotive.

Top detractors from relative performance included Electronic Arts, CGG Veritas, and Chicago Bridge & Iron. Video game software company Electronic Arts saw its shares drift lower on disappointing bottom-line results due to high development costs and acquisition charges. Shares of CGG Veritas, a geophysical equipment and services provider, fell on concerns that demand for its seismic services would decline as energy companies cut back their exploration and production expenditures. Shares of global engineering and construction company Chicago Bridge & Iron declined due to project cost overruns and poor bidding on projects. US hospital operator Community Health Systems and oil and gas exploration and production company Forest Oil were also among the top detractors from absolute performance.

Sector exposure is predominantly a fall-out of stock selection. At the end of 2008 our largest overweights relative to the S&P MidCap 400 Index were to the Information Technology and Health Care sectors, while the largest underweights were to Financials and Materials.

WMC BLUE CHIP MID CAP FUND

TOP TEN EQUITY HOLDINGS At December 31, 2008	INDUSTRY WEIGHTINGS (Continued) At December 31, 2008

% of Net Assets
Republic Services, Inc.	2.7%
The Western Union Co.	2.2
Beckman Coulter, Inc.	1.9
Equifax, Inc.	1.9
Northeast Utilities	1.8
UGI Corp.	1.8
O’Reilly Automotive, Inc.	1.8
DPL, Inc.	1.8
Dreamworks Animation Skg, Inc., Class A	1.7
Clorox Co.	1.7

INDUSTRY WEIGHTINGS

At December 31, 2008

% of Net Assets
Insurance	8.6%
Specialty Retail	8.1
Health Care Providers & Services	5.5
Short Term Investments	5.4
Software	4.9
Computers & Peripherals	4.3
Professional Services	4.3
Health Care Equipment & Supplies	3.9
Diversified Consumer Services	3.7
Electric Utilities	3.6
IT Services	3.6
Oil & Gas-Exploration & Production	3.1
Biotechnology	2.9
Commercial Services & Supplies	2.7
Semiconductors & Semiconductor Equipment	2.6
Machinery	2.3
Media	2.3
Containers & Packaging	2.2
Road & Rail	2.2
Aerospace & Defense	2.1
Life Sciences Tools & Services	2.0
Gas Utilities	1.8
Food & Staples Retailing	1.7
Household Products	1.7
Building Products	1.4

% of Net Assets
Capital Markets	1.4%
Commercial Banks	1.2
Wireless Telecommunication Services	1.1
Electrical Equipment	1.0
Electronic Equipment & Instruments	1.0
Household Durables	0.9
Pharmaceuticals	0.9
Chemicals	0.8
Energy Equipment & Services	0.8
Hotels, Restaurants & Leisure	0.8
Metals & Mining	0.8
Internet Software & Services	0.7
Leisure Equipment & Products	0.7
Real Estate Investment Trusts	0.6
Health Care Technology	0.4
Airlines	0.3
Auto Components	0.2
Consumer Finance	0.2
Food Products	0.0 *
Liabilities in excess of other assets	(0.7)

TOTAL	100.0%

*	Amount is less than 0.05%.

WMC BLUE CHIP MID CAP FUND

Comparison of Change in Value of a $10,000 Investment in the WMC Blue Chip Mid Cap Fund – Initial Class and the S&P MidCap 400 Index

Comparison of Change in Value of a $10,000 Investment in the WMC Blue Chip Mid Cap Fund – Service Class and the S&P MidCap 400 Index

WMC BLUE CHIP MID CAP FUND

Total Returns for Periods Ended December 31, 2008**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Blue Chip Mid Cap Fund	(35.14)%	(5.91)%	2.44%	7.75%
S&P MidCap 400 Index*	(36.23)%	(8.74)%	(0.08)%	4.67%
Service Class Shares
Blue Chip Mid Cap Fund	NA	NA	NA	(26.06)%
S&P MidCap 400 Index*	NA	NA	NA	(28.95)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The S&P MidCap 400 Index is a capitalization-weighted index that measures the mid-range sector of the U.S. stock market. The S&P MidCap 400 Index has been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the WMC Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from September 1, 1999 (commencement of operations) to December 31, 2008. Service Class Shares for the period from March 7, 2008 (commencement of operations) to December 31, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

LORD ABBETT GROWTH & INCOME FUND (subadvised by Lord, Abbett & Co. LLC)

Stock selection within the financial services sector was the largest contributor to relative performance during the period since inception until December 31, 2008. A key contributor was Wells Fargo & Company, a bank holding company with a sizable residential mortgage business. The company was one of the few financial firms that showed a positive return during a tumultuous year for the financial industry, far outperforming its peers. In the past three quarters it reported better than expected earnings and it raised its dividend. The Fund’s overweight position in the overall financial sector reduced somewhat the benefit of good stock selection.

Also contributing to relative performance was stock selection within the materials & processing sector. Agricultural processor Archer-Daniels-Midland Company rose sharply due to fourth quarter earnings results that far surpassed analysts’ expectations. Fears of a margin squeeze evaporated as corn prices fell dramatically in the second half of the year.

Within the auto & transportation sector, shares of Delta Air Lines rose significantly during the fourth quarter. Investors liked the solid growth in the airline’s Revenue per Available Seat Mile accompanied by a strategic reduction in capacity and declining fuel costs. Also, during the fourth quarter the airline completed its merger with Northwest Airlines which should result in operational synergies and geographical diversification.

The Fund’s sizeable underweights within the utilities and the integrated oils sectors were the largest detractors from relative performance. Electric utilities performed well in a poor market, and international oil holdings held up even in the face of dramatically lower crude oil prices in the second half of the year.

With the U.S. economy softening and credit fears deepening throughout 2008, just about every asset class, except Treasuries, suffered. The average ‘BAA’ U.S. corporate bond fell approximately 15 percent, oil plummeted nearly 60 percent, and the S&P 500® Index declined roughly 40 percent. But as weak as the economic fundamentals remained by year-end, it became increasingly apparent that financial markets had discounted altogether too much pessimism. The ensuing reassessment, helped, no doubt, by the relief measures undertaken by the Federal Reserve Board (the Fed) and the Treasury, has begun to improve financial conditions, as is evidenced by the uptrend that developed in equity markets.

Despite the marked sell-off suffered by equities during 2008, the year began with only modest losses – the S&P 500 was down just 11.4 percent (on a total return basis) in the eight months ended August, 2008. However, the bankruptcy of U.S. investment bank Lehman Brothers in September sent the credit markets into a tailspin and intensified the selling of equities. In the credit markets, the spread between the three-month London Interbank Offering Rate (LIBOR) and three-month overnight indexed swap rates (OIS) measured 78 basis points (bps) in early September but Lehman’s failure on September 15 helped send the LIBOR/OIS spread to a record high of 364 bps by the end of September. From the end of August 2008 to the market’s low on November 20, 2008, the S&P 500 sharply dropped 41.0 percent (on a total return basis).

Fortunately, the actions taken by the Fed and the Treasury, including a reduction in the fed funds rate to a record low of 0.25 percent and the establishment of several special funding facilities, helped restore some semblance of confidence to the financial system, as stocks, bond prices, and most credit spreads began to recover towards the end of 2008. The S&P 500 Index, for instance, finished the year approximately 19 percent above its November lows, and the LIBOR-OIS spread narrowed to 126 bps.

For the period, the losses in the equity market were broad as every major equity investment style plummeted during 2008. At the margin, smaller capitalization companies outperformed their larger peers; small caps finished the year down about 33.1 percent, versus a loss of roughly 36.1 percent for large caps (on a total return basis). Small and mid cap value outperformed their “growthier” peers, while large cap growth eked out slightly better performance than the large cap value style of investing. As for sector performance, consumer staples, health care,

MANAGEMENT’S DISCUSSION & ANALYSIS (Continued)

and utilities (three sectors largely considered defensive) outperformed the others, on a relative basis, with losses of 16.1 percent, 23.4 percent, and 30.2 percent, respectively (on a total return basis). It was the financial sector that paced the sell-off in equities with a total return meltdown of 56.6 percent.

The financial services sector remains the largest overweight within the Fund, after having moved above a market weight in late June. Throughout the fourth quarter, we cautiously and opportunistically added to existing positions in high-quality diversified financial firms, an investment management company and a mortgage Real Estate Investment Trust. We increased the consumer discretionary sector from a meaningful to a significant overweight by adding to positions within the retail industry. We believe this will position the portfolio well as the economy begins to bottom and consumer spending starts to increase at some point in 2009.

The utilities sector remains the Fund’s largest underweight sector. We believe investors have crowded into this expensive, “safe haven” area because of the poor stock market environment and will be unpleasantly surprised by the lack of upside when the overall market turns more positive. The integrated oils sector also remains a significant underweight. This sector held up well during the quarter, even though crude oil and other energy prices declined sharply. We have difficulty finding attractively valued companies here, as we believe most are over-earning their long term potential by a substantial margin because of the “mini bubble” in energy prices over the past year.

We considerably reduced exposure to the technology sector such that it moved from being a large overweight to a moderate overweight, and to the consumer staples sector, such that it moved from being overweight to being underweight. Most of the stocks we sold in these areas have held up better than the overall market and we are finding better risk-reward opportunities elsewhere in the market.

LORD ABBETT GROWTH & INCOME FUND

TOP TEN EQUITY HOLDINGS At December 31, 2008	INDUSTRY WEIGHTINGS At December 31, 2008

% of Net Assets
Wells Fargo & Co.	4.8%
Bank of New York Mellon Corp.	4.8
JPMorgan Chase & Co.	4.6
Delta Air Lines, Inc.	3.5
Merrill Lynch & Co., Inc.	3.5
General Electric Co.	3.1
Archer-Daniels-Midland Co.	2.7
Exxon Mobil Corp.	2.6
The Goldman Sachs Group, Inc.	2.5
The Home Depot, Inc.	2.5

% of Net Assets
Capital Markets	15.5%
Commercial Banks	9.9
Short Term Investments	8.7
Multi-Line Retail	7.4
Oil & Gas-Exploration & Production	5.1
Diversified Financial Services	4.6
Pharmaceuticals	4.4
Specialty Retail	4.3
Airlines	3.5
Food & Staples Retailing	3.1
Industrial Conglomerates	3.1
Insurance	2.8
Health Care Equipment & Supplies	2.8
Software	2.7
Energy Equipment & Services	2.3
Beverages	2.3
Biotechnology	2.1
Food Products	1.9
Consumer Finance	1.6
Internet & Catalog Retail	1.6
Machinery	1.5
Diversified Telecommunication Services	1.5
Real Estate Investment Trusts	1.4
Road & Rail	1.2
Hotels, Restaurants & Leisure	1.1
Media	1.0
Commercial Services & Supplies	0.9
Computers & Peripherals	0.8
IT Services	0.7
Chemicals	0.6
Metals & Mining	0.6
Building Products	0.4
Semiconductors & Semiconductor Equipment	0.3
Health Care Providers & Services	0.2
Air Freight & Logistics	0.1
Household Products	0.1
Liabilities in excess of other assets	(2.1)

TOTAL	100.0%

LORD ABBETT GROWTH & INCOME FUND

Comparison of Change in Value of a $10,000 Investment in the Lord Abbett Growth & Income Fund – Initial Class and the Russell 1000 Value Index

Comparison of Change in Value of a $10,000 Investment in the Lord Abbett Growth & Income Fund – Service Class and the Russell 1000 Value Index

LORD ABBETT GROWTH & INCOME FUND

Total Returns for Period Ended December 31, 2008**

Initial Class Shares	Life of Fund***
Lord Abbett Growth & Income Fund	(28.54)%
Russell 1000 Value Index*	(29.51)%
Service Class Shares
Lord Abbett Growth & Income Fund	(28.68)%
Russell 1000 Value Index*	(29.51)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratio and lower forecasted growth values. The Russell 1000 Value Index has been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Lord Abbett Growth & Income Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to December 31, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

GOLDMAN SACHS MID CAP VALUE FUND

(subadvised by Goldman Sachs Asset Management, L.P.)

Goldman Sachs Mid Cap Value Fund outperformed its benchmark, the Russell Mid Cap Value Index, for the time period since inception, March 7, 2008, to December 31, 2008.

During the period, stock selection among sectors was a positive contributor to the Fund’s performance. The Fund’s holdings in the Financials sector were the most successful relative to their peers in the benchmark. On the downside, stock selection in the Materials sector was the least successful. All ten sectors in the Index posted negative results, particularly the Energy (-50.6%) and Consumer Discretionary (-44.9%) sectors. The Financials (-35.9%) sector was the largest detractor (weight times performance) from Index returns.

In individual holdings, underweights in Washington Mutual and Reliant Energy, Inc. as well an overweight in Hudson City Bancorp were among the most successful selections. Meanwhile, underweights in United States Steel and AON Corp., as well as an overweight in CBS Corp. were the biggest detractors from excess returns for the period.

Returns to the investment themes were positive overall. Profitability contributed most positively to excess returns, followed by Momentum, Sentiment and Quality. Conversely, Valuation and Management detracted from relative performance. Valuation and Profitability summarize results from the balance sheet and income statement, whereas Quality and Management measure the operating, investing, and financing activities from a company’s statement of cash flows. Momentum measures information about a wide variety of investment-relevant events that are sufficiently complex, in many cases, that it takes time for the market to fully appreciate their implications for security values. The sixth theme, Sentiment, is based on the detailed research of stock analysts, research that includes the evaluation of financial statements, discussions with management, and the study of industry trends. Sentiment allows us to incorporate a wide range of qualitative information on companies and their industries into our quantitative evaluation of stocks.

Extraordinary moves in global financial markets during the fourth quarter of 2008 created an unprecedented period of market distress as credit spreads, both implied and realized volatilities, and investor risk aversion remained at persistently elevated levels.

After five years of strong performance in most major equity indices, 2008 was one of the most challenging years in the history of equity markets. The S&P 500 and the Russell 2000 Indices were down approximately 37.0% and 33.8%, respectively, and the MSCI EAFE and MSCI World Indices fell 43.4% and 40.7%. In contrast to 2007, value outperformed growth and large cap stocks lagged small cap stocks in the US.

GOLDMAN SACHS MID CAP VALUE FUND

TOP TEN EQUITY HOLDINGS At December 31, 2008	INDUSTRY WEIGHTINGS (Continued) At December 31, 2008

% of Net Assets
Edison International	1.2%
The Progressive Corp.	1.0
Safeway, Inc.	0.9
American Electric Power Co., Inc.	0.9
PG&E Corp.	0.9
Lorillard, Inc.	0.9
Bunge, Ltd.	0.8
Fortune Brands, Inc.	0.8
Equity Residential Properties Trust	0.7
UST, Inc.	0.7

INDUSTRY WEIGHTINGS

At December 31, 2008

% of Net Assets
Short Term Investments	15.4%
Insurance	10.6
Real Estate Investment Trusts	8.8
Multi-Utilities	6.7
Commercial Banks	5.3
Oil & Gas-Exploration & Production	4.4
Electric Utilities	4.3
Food Products	3.8
Household Durables	3.2
Media	2.7
Capital Markets	2.4
Containers & Packaging	2.0
Health Care Providers & Services	1.7
Machinery	1.7
Pharmaceuticals	1.7
Chemicals	1.6
Food & Staples Retailing	1.6
Tobacco	1.6
Beverages	1.5
Diversified Financial Services	1.5
Hotels, Restaurants & Leisure	1.5
Thrift & Mortgage Finance	1.5
Commercial Services & Supplies	1.4
Diversified Telecommunication Services	1.3
Energy Equipment & Services	1.2
Computers & Peripherals	1.1
Gas Utilities	1.1
IT Services	1.1
Electronic Equipment & Instruments	1.0

	% of Net Assets
Multi-Line Retail	1.0%
Paper & Forest Products	1.0
Specialty Retail	1.0
Airlines	0.9
Independent Power Producers & Energy Traders	0.9
Electrical Equipment	0.7
Consumer Finance	0.6
Distributors	0.6
Health Care Equipment & Supplies	0.6
Health Care Technology	0.6
Road & Rail	0.6
Wireless Telecommunication Services	0.6
Auto Components	0.5
Building Products	0.5
Personal Products	0.5
Software	0.5
Air Freight & Logistics	0.4
Exchange Traded Fund	0.4
Automobiles	0.3
Construction Materials	0.3
Semiconductors & Semiconductor Equipment	0.3
Communications Equipment	0.2
Internet & Catalog Retail	0.2
Internet Software & Services	0.2
Marine	0.2
Metals & Mining	0.2
Textiles, Apparel & Luxury Goods	0.2
Water Utilities	0.2
Aerospace & Defense	0.1
Construction & Engineering	0.1
Diversified Consumer Services	0.1
Household Products	0.1
Industrial Conglomerates	0.1
Office Electronics	0.1
Real Estate Management & Development	0.1
Trading Companies & Distributors	0.1
Biotechnology	0.0	*
Leisure Equipment & Products	0.0	*
Life Sciences Tools & Services	0.0	*
Liabilities in excess of other assets	(8.7)

TOTAL	100.0%

*	Amount is less than 0.05%.

GOLDMAN SACHS MID CAP VALUE FUND

Comparison of Change in Value of a $10,000 Investment in the Goldman Sachs Mid Cap Value Fund – Initial Class and the Russell Midcap Value Index

Comparison of Change in Value of a $10,000 Investment in the Goldman Sachs Mid Cap Value Fund – Service Class and the Russell Midcap Value Index

GOLDMAN SACHS MID CAP VALUE FUND

Total Returns for Period Ended December 31, 2008**

Initial Class Shares	Life of Fund***
Goldman Sachs Mid Cap Value Fund	(30.07)%
Russell MidCap Value Index*	(32.60)%
Service Class Shares
Goldman Sachs Mid Cap Value Fund	(30.21)%
Russell MidCap Value Index*	(32.60)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Value Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index has been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges, performance numbers would be lower. The value of an investment in the Goldman Sachs Mid Cap Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to December 31, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

GOLDMAN SACHS SHORT DURATION FUND

(subadvised by Goldman Sachs Asset Management, L.P.)

A combination of top-down and bottom-up strategies impacted relative performance during the year. Top-down strategies included our duration strategy and cross-sector exposures. Cross-sector positioning detracted from relative performance over the period. Specifically, the portfolio’s overweight exposure to the corporate and mortgage-backed securities sectors detracted from performance as all spread sectors underperformed treasuries over the period. This was partially offset by positive returns of the Fund’s U.S. Swap position, as swaps outperformed treasuries during the year. Security selection of corporate securities within the financial subsector detracted from returns during the period. 2008 was marked by significant pressure on financial names as asset quality began to deteriorate causing an overall weak economic conditions. Selection of various government specific bonds were the largest contributors to performance during the period. Specifically U.S. Treasury holdings in the front end of the yield curve helped performance as short term rates fell over 300 basis points during 2008.

The Barclays Capital U.S. Investment Grade Corporate Bond Index underperformed swaps and duration-adjusted Treasuries by 879 bps and 563 bps, respectively. Despite showing some tentative signs of stabilization in the final weeks of the year, corporate spreads pushed wider, ending the quarter 98 bps wider at 555 bps over Treasuries. Spreads on synthetic corporate indices widened to a much lesser extent, ending the quarter 39 bps wider at 205 bps. On the supply front, the revision to the FDIC’s Temporary Liquidity Guarantee Program resolved some of the key uncertainties hindering widespread participation in this program, leading to a surge in FDIC-guaranteed issuance, with more than $70 billion of issuance since the program’s inception in November. At the same time that the government’s efforts to stem the crisis are being stepped up, company specific news continued to deteriorate. Sectors within the Barclays Capital U.S. Investment Grade Corporate Bond Index that are more sensitive to the economy, such as Lodging (-23.6%), REITs (-21.6%) and Building Materials (-17.0%) were the worst-performing industries. On the other hand, financials recouped some of their sharp third quarter losses as Brokerage (16.2%) and Banking (10.6%) were some of the top-performing sectors.

Yields on U.S. government bonds fell significantly during the fourth quarter as the negative feedback loop between the real economy and the financial system became more entrenched. Governments and central banks across the globe continued their swift and extraordinary efforts to strengthen financial systems and improve credit conditions. The Federal Open Market Committee decided to establish a target range for the federal Funds rate of 0-0.25%, marking the end of conventional easing. The Federal Reserve Board (the “Fed”) will now pursue unconventional approaches in hopes of stimulating aggregate demand.

GOLDMAN SACHS SHORT DURATION FUND

TOP TEN BOND ISSUERS At December 31, 2008	PORTFOLIO COMPOSITION At December 31, 2008

% of Net Assets
Federal National Mortgage Association	42.6%
Federal Home Loan Bank	16.0
Federal Home Loan Mortgage Corp.	14.6
American Express Bank	3.2
General Electric Capital Corp.	2.4
John Deere Capital Corp.	2.0
HSBC USA, Inc.	1.7
Regions Bank	1.6
JP Morgan Chase & Co.	1.4
Federal Farm Credit Bank	1.3

% of Net Assets
U.S. Government Agency Obligations	73.5%
Short Term Investments	24.7
Corporate Debt Obligations	17.5
Collateralized Mortgage Obligations	1.0
Liabilities in excess of other assets	(16.7)

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the Goldman Sachs Short Duration Fund – Initial Class and the Merrill Lynch 1-3 Year Treasury Index

Comparison of Change in Value of a $10,000 Investment in the Goldman Sachs Short Duration Fund – Service Class and the Merrill Lynch 1-3 Year Treasury Index

GOLDMAN SACHS SHORT DURATION FUND

Total Returns for Period Ended December 31, 2008**

Initial Class Shares	Life of Fund***
Goldman Sachs Short Duration Fund	3.22%
Merrill Lynch 1-3 Year Treasury Index*	3.60%
Service Class Shares
Goldman Sachs Short Duration Fund	3.00%
Merrill Lynch 1-3 Year Treasury Index*	3.60%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Merrill Lynch 1-3 Year Treasury Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least one year remaining to maturity. U.S. Treasury Bills and Inflation-Linked securities do not qualify for the index and zero coupon bonds are excluded. The benchmark represents securities with a 1-3 year maturity range. The Merrill Lynch 1-3 Year Treasury Index has been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Goldman Sachs Short Duration Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to December 31, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

DREMAN SMALL CAP VALUE FUND (subadvised by Dreman Value Management, L.L.C.)

The fourth quarter of 2008 unfortunately retained the negative theme of the prior quarters of 2008, as the unwinding of the global credit bubble continued to take its toll on the equity markets. This leverage unwind has caused massive redemptions and the negative feedback loop from the financial crisis, putting major pressure on earnings as the economies around the world have slowed substantially leaving most in a recession. The economic deterioration accelerated over the past few months as General Motors reported that U.S. auto sales in October 2008 had fallen to levels not seen in more than 25 years, and adjusting for population growth was the lowest since World War II. Meanwhile, Japan’s industrial production collapsed in November by 8.1% month-over-month and by 16.2% year-over-year, which is the sharpest decline ever recorded, reflecting November’s sharp decline in the value of exports, which are strongly correlated with production trends. Even China slowed dramatically as November’s exports fell by 2%, a sharp drop compared to its prior growth rates of 20%.

For the quarter, large cap stocks outperformed small cap stocks, primarily as a result of the small cap energy stocks being decimated during the quarter. This sector was down 48.7%, compared to the large cap energy stocks which were down 22.6%.

For the period since inception to December 31, 2008, the Fund outperformed its benchmark through stock selection and sector allocation. From an attribution standpoint the Fund’s best performing sectors, on a relative basis, included Consumer Discretionary, Consumer Staples, Financials, Industrials, Information Technology, Telecommunication Services and Utilities. The Fund’s worst performing sectors were Energy, Materials, and Health Care.

In the Consumer Discretionary sector our stock selection and underweight position helped performance. We avoided many of the laggards in this sector as our research uncovered weakening demand for many of the retailers, consumer durables and media companies. In addition, most of the stocks we own outperformed the index on a relative basis. A rising unemployment rate coupled with a negative wealth effect from a bear market in stocks and housing should continue to pressure discretionary spending. We remain underweight this sector versus the benchmark.

In the Consumer Staples sector, our overweight combined with stock selection helped performance, on a relative basis. One of our strongest performers, Nash Finch, a food distribution company, was up for the quarter. Offsetting this gain were declines in Ralcorp Holdings, a manufacturer of private label food products, and Central European Distribution, a beverage distributor. We remain overweight this sector as the markets continue to be extremely volatile. This relative safe harbor should serve us well in the near future; however, as new opportunities arise we could use these stocks as sources of cash.

Surprisingly, in the small cap space the financial sector was a relative outperformer. Our underweight in this space for the quarter hurt the Fund; however, stock selection helped to offset this negative performance. Our bank holdings faired poorly during the quarter as charge-offs continued to rise and negatively impact earnings.

In the Insurance space we faired much better; Safety Insurance, a property and casualty insurer in Massachusetts, United Fire & Casualty, Odyssey Re Holdings, and Allied World Assurance all posted positive returns for the quarter. We continue to significantly underweight this sector.

Energy was our worst performing sector, where both our overweight and stock selection detracted from performance. With such a quick and fierce decline we believe that the stocks are selling near all time lows in terms of valuation. Energy assets, like oil and natural gas, in our opinion, will become more valuable as demand increases and supply decreases. While the pullbacks can be vicious, such as the one in the second half of the year, we believe that remaining overweight will prove to be a winning strategy in the coming quarters and years.

MANAGEMENT’S DISCUSSION & ANALYSIS (Continued)

The Industrial Sector was a relative outperformer for the fourth quarter. Our stock selection and overweight added to performance. Our holdings in the electrical equipment industry were particularly weak. General Cable, a provider of copper, aluminum, and fiber optic wire and cable products, sold off with the decline in copper prices. Several other stocks also hurt performance during the year including Kennametal, a manufacturer of metal cutting and tungsten carbide tools used for drilling, boring, grooving, and threading. As the industrial stocks sold off we added Genesee & Wyoming, a short line rail company, to the Fund as we believe it has an attractive valuation and strong fundamentals. We remain slightly overweight the Industrial Sector.

DREMAN SMALL CAP VALUE FUND

TOP TEN EQUITY HOLDINGS At December 31, 2008	INDUSTRY WEIGHTINGS At December 31, 2008

% of Net Assets
IAMGOLD Corp.	1.4%
Sybase, Inc.	1.3
Pan American Silver Corp.	1.3
EMCOR Group, Inc.	1.2
United Fire & Casualty Co.	1.2
Endurance Specialty Holdings, Ltd.	1.2
StanCorp Financial Group, Inc	1.2
LifePoint Hospitals, Inc.	1.2
Park Electrochemical Corp.	1.1
Regal-Beloit Corp.	1.1

% of Net Assets
Short Term Investments	17.2%
Insurance	12.5
Oil & Gas-Exploration & Production	5.7
Metals & Mining	4.8
Health Care Providers & Services	4.7
Commercial Banks	4.4
Machinery	4.4
Food Products	3.8
Food & Staples Retailing	3.6
Electronic Equipment & Instruments	2.9
Multi-Utilities	2.5
Electric Utilities	2.4
Electrical Equipment	2.3
Software	2.2
Construction & Engineering	2.1
Specialty Retail	2.1
Aerospace & Defense	1.9
IT Services	1.8
Textiles, Apparel & Luxury Goods	1.8
Energy Equipment & Services	1.7
Commercial Services & Supplies	1.6
Diversified Telecommunication Services	1.6
Communications Equipment	1.5
Road & Rail	1.5
Tobacco	1.4
Hotels, Restaurants & Leisure	1.1
Diversified Financial Services	1.0
Trading Companies & Distributors	1.0
Household Durables	0.9
Media	0.9
Capital Markets	0.7
Diversified Consumer Services	0.7
Life Sciences Tools & Services	0.7
Other assets less liabilities	0.6

TOTAL	100.0%

DREMAN SMALL CAP VALUE FUND

Comparison of Change in Value of a $10,000 Investment in the Dreman Small Cap Value Fund – Initial Class and the Russell 2000 Value Index

Comparison of Change in Value of a $10,000 Investment in the Dreman Small Cap Value Fund – Service Class and the Russell 2000 Value Index

DREMAN SMALL CAP VALUE FUND

Total Returns for Period Ended December 31, 2008**

Initial Class Shares	Life of Fund***
Dreman Small Cap Value Fund	(20.15)%
Russell 2000 Value Index*	(24.89)%
Service Class Shares
Dreman Small Cap Value Fund	(20.20)%
Russell 2000 Value Index*	(24.89)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 2000 Value Index tracks the performance of the small value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index has been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Dreman Small Cap Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

PIMCO HIGH YIELD FUND (subadvised by Pacific Investment Management Company LLC)

Over the period from inception until December 31, 2008, interest rates fell worldwide and yield curves in the U.S., Europe, and the United Kingdom steepened as investors fled to the safety of government bonds, especially shorter maturities. To forestall a recession and unfreeze credit markets during the early part of the year, the Federal Reserve continued to ease and reduce Federal Funds rate by 200 basis points, or 2 percentage points, and took several unconventional steps: it made several hundred billion dollars of liquidity facilities available to the financial system against an expanded range of collateral, opened its discount window to investment banks, and arranged the rescue of Bear Stearns. During the year, speculative grade spreads continued to widen, reaching a five-year high, as technicals continued to weigh on the market. However, negative technicals in the high yield market subsided modestly during the middle of the year spurring a low quality rally even as defaults grew.

What helped performance during the period

•	An above-benchmark average quality, as the flight to safety benefited higher rated bonds relative to low quality

•	A strong emphasis on high grade financials in the fourth quarter, as this segment of the market benefited significantly from government capital injections and debt guarantees

•	Within the utility sector, a focus on upper quality tier electric generation companies, which outpaced the broader sector

•	An underweight to metals and mining, which fell alongside the decline in commodities

•	Security selection in the consumer cyclical sector, where auto loans and auto parts/equipment led the broader industry category

What hurt performance during the period

•	An underweight to the aerospace and defense sector, which was among the top performing industry categories

•	Security selection in the telecom sector detracted from returns as integrated service and fixed-line providers underperformed wireless

•	An underweight to consumer non-cyclicals detracted from returns, which bested the overall market on the backs of strong tobacco, pharmaceuticals, and beverage sector returns

While still below their long-term average, defaults have jumped more than four-fold since the start of the year, reflecting a clear deterioration in fundamentals that is likely to continue. Although the momentum has been nothing short of rapid, it began from a peak in fundamentals and from a 26-year low in defaults. Nevertheless, the prolonged freezing of credit markets and ailing economy have the potential to exacerbate the pace of this deterioration. Valuations have taken the back seat to the fundamentals and technicals for the better part of the last two years. Whether it was when the record low spreads failed to mitigate the bid for high yield in the early-to-mid 2007 period given relatively strong fundamentals or the extreme wide spreads that couldn’t lure investors over the course of the last several months amid negative technicals, valuations have become a secondary consideration. Today, valuations appear very attractive as spreads have reached all-time wides and appear to discount default rates materially higher than today’s current levels or even the most pessimist forecasts for defaults. While we believe there are significant opportunities at today’s level of spreads, the overriding volatility in the market and potential for continued deleveraging calls for a defensive posture and makes prudent security selection a top priority.

PIMCO HIGH YIELD FUND

TOP TEN BOND ISSUERS At December 31, 2008	PORTFOLIO COMPOSITION At December 31, 2008

% of Net Assets
HCA, Inc.	2.6%
Biomet, Inc.	2.1
Bank of America Corp.	2.1
American International Group, Inc.	1.8
Energy Future Holdings Corp.	1.8
Morgan Stanley	1.7
Sprint Capital Corp.	1.6
Alltel Communication, Inc.	1.6
NRG Energy, Inc.	1.6
Georgia-Pacific LLC	1.5

% of Net Assets
Corporate Debt Obligations	65.3%
Short Term Investments	29.1
Preferred Stock	2.5
Commercial Mortgage Backed Securities	1.6
Convertible Bonds	0.6
Asset Backed Securities	0.2
Other assets less liabilities	0.7

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the PIMCO High Yield Fund – Initial Class and the Merrill Lynch US High Yield BB-B Rated Constrained Index

Comparison of Change in Value of a $10,000 Investment in the PIMCO High Yield Fund – Service Class and the Merrill Lynch US High Yield BB-B Rated Constrained Index

PIMCO HIGH YIELD FUND

Total Returns for Periods Ended December 31, 2008**

Initial Class Shares	Life of Fund***
PIMCO High Yield Fund	(13.74)%
Merrill Lynch US High Yield BB-B Rated Constrained Index*	(21.69)%
Service Class Shares
PIMCO High Yield Fund	(13.92)%
Merrill Lynch US High Yield BB-B Rated Constrained Index*	(21.69)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Merrill Lynch US High Yield BB-B Rated Constrained Index contains all securities in the Merrill Lynch US High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. The Merrill Lynch US High Yield BB-B Rated Constrained Index has been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the PIMCO High Yield Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period March 7, 2008 (commencement of operations) to December 31, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

PIMCO TOTAL RETURN FUND (subadvised by Pacific Investment Management Company LLC)

Over the period since inception until December 31, 2008, interest rates fell worldwide and yield curves in the U.S., Europe, and the United Kingdom steepened as investors fled to the safety of government bonds, especially shorter maturities. To forestall a recession and unfreeze credit markets during the early part of the year, the Federal Reserve continued to ease and reduce Federal Funds rate by 200 basis points, or 2 percentage points, and took several unconventional steps: it made several hundred billion dollars of liquidity facilities available to the financial system against an expanded range of collateral, opened its discount window to investment banks, and arranged the rescue of Bear Stearns.

During the middle part of the fiscal year, the central bank paused to reassess a U.S. economy buffeted by conflicting pressures of weakening economic indicators on one side and the threat of inflation on the other. However, the crisis, which was originally thought to be contained within the housing market, gradually spread to the corporate sector. The month of September featured a succession of shocking events. These included the Treasury’s bailout of mortgage agencies Fannie Mae and Freddie Mac and insurer AIG, as well as the realignment of the biggest U.S. investment banks via bankruptcy, merger, recapitalization, or transformation into bank holding companies.

In early October the U.S. Congress approved the $700 billion Troubled Asset Relief Program proposed by the Treasury and the Fed to help unclog the flow of credit. As economic data continued to show a weakening economy in the midst of a deep recession, forceful action was taken by the Federal Open Market Committee (FOMC). In addition to the previously announced government programs and continued Federal Fund rate cuts aimed to get the economy growing again, the FOMC stated it would target the fed funds rate between 0 and 0.25 percent.

What helped performance during the period

•

Non-U.S. duration. The portfolio was positioned on the front end of yield curves in certain developed countries outside the U.S., such as the U.K., where we felt that the market had not fully priced in a slowdown. This paid off as markets began to price in rate cuts by global central banks.

•	Underweight to corporates. Though we added to the portfolio’s corporate positioning, we stayed underweight. As spreads ballooned, this was a source of outperformance.

•	Overweight to financials. An overweight to bonds of financial companies, which benefited from government policy support in the fourth quarter.

What hurt performance during the period

•

Overweight to agency mortgage-backed securities. As the financial system de-levered, large institutions sold their most liquid assets to raise cash; in many cases, their most liquid assets were agency mortgage-backed securities. Spreads on agency mortgages widened to well over 200 basis points over Treasuries.

•

Curve steepening biases. In the U.S., the U.K., Australia, and the Eurozone, the portfolio was positioned for yield curve steepening. While curves steepened over the full year, the U.S. curve flattened during the fourth quarter, following funding of the portfolio.

PIMCO TOTAL RETURN FUND

TOP TEN BOND ISSUERS At December 31, 2008	PORTFOLIO COMPOSITION At December 31, 2008

% of Net Assets
Government National Mortgage Association	19.8%
Federal Home Loan Mortgage Corp.	15.9
Federal National Mortgage Association	12.7
Shell International Finance	3.5
American International Group, Inc.	2.9
Wachovia Corp.	1.7
The Goldman Sachs Group, Inc.	1.5
Bank of America Corp.	1.3
Morgan Stanley	1.3
Merrill Lynch & Co., Inc.	1.0

% of Net Assets
Short Term Investments	71.4%
U.S. Treasury and U.S. Government Agency Obligations	49.4
Corporate Debt Obligations	21.7
Preferred Stock	0.8
Liabilities in excess of other assets	(43.3)

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the PIMCO Total Return Fund – Initial Class and the Barclays Capital U.S. Aggregate Bond Index

Comparison of Change in Value of a $10,000 Investment in the PIMCO Total Return Fund – Service Class and the Barclays Capital U.S. Aggregate Bond Index

PIMCO TOTAL RETURN FUND

Total Returns for Period Ended December 31, 2008**

Initial Class Shares	Life of Fund***
PIMCO Total Return Fund	5.82%
Barclays Capital U.S. Aggregate Bond Index*	4.58%
Service Class Shares
PIMCO Total Return Fund	5.76%
Barclays Capital U.S. Aggregate Bond Index*	4.58%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) is composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. The Barclays Capital U.S. Aggregate Bond Index has been taken from published sources. The Barclays Capital U.S. Aggregate Bond Index has been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the PIMCO Total Return Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

AIM SMALL CAP GROWTH FUND	(subadvised by Invesco Aim Advisors, Inc.)

For the period since inception to December 31, 2008, the Fund outperformed by the widest margin in the Consumer Discretionary sector, driven largely by stock selection in the consumer services industry group. In this sector, for profit education services provider DeVry Inc. was one of the Fund’s top contributors to performance. Teen retailer Hot Topic Inc. also made a significant contribution. The Fund also outperformed in the Information Technology sector, driven by stock selection in the software/services and the technology hardware/equipment industry groups. One of the leading contributors to performance was Cogent Inc., a company that provides automated fingerprint identification systems. Outperformance in the Energy sector was also driven by stock selection.

Underperformance in the Health Care sector was driven primarily by stock selection in two industry groups: pharmaceuticals/biotechnology/life sciences and health care equipment/services. One of the leading detractors to Fund performance was Parexel Intl Corp., a company that provides research services to pharmaceutical, biotech and medical device firms. Some of this weak performance was offset by strong performance from cosmetic surgery products maker Mentor Corp. Underperformance in the Telecom sector was due to stock selection and an underweight position. Underperformance in the Financials sector was largely due to stock selection in the bank and real estate industry groups. Two of the leading detractors to overall fund performance were SVB Financial Group, the holding company for Silicon Valley Bank, and Biomed Realty Trust.

Many factors contributed to the negative performance of most major market indexes for the fiscal year ended December 31, 2008. The chief catalyst was the ongoing subprime loan crisis and its far-reaching effects on overall credit availability. Additionally, record high crude oil prices, falling home values and the weak U.S. dollar placed significant pressure on the purchasing power of consumers. Later in the fiscal year, consumer confidence fell and market volatility increased dramatically due to growing fears of a global recession.

In the volatile market environment, the portfolio has a slightly more defensive posture. Additionally, we have slightly more exposure to the U.S., given valuation levels and the slowdown in many foreign economies.

At December 31, 2008, the largest overweight positions were in the semiconductor/semiconductor equipment, diversified financials, consumer services and transportation industry groups. The largest underweight positions were in the pharmaceuticals/life sciences/biotechnology, capital goods and consumer durables/apparel industry groups.

AIM SMALL CAP GROWTH FUND

TOP TEN EQUITY HOLDINGS At December 31, 2008	INDUSTRY WEIGHTINGS (Continued) At December 31, 2008

% of Net Assets
Tetra Tech, Inc.	1.9%
Myriad Group, Inc.	1.8
Greenhill & Co., Inc.	1.5
Cogent, Inc.	1.4
Knight Transportation, Inc.	1.4
TransDigm Group, Inc.	1.4
Strayer Education, Inc.	1.4
Hot Topic, Inc.	1.4
Ralcorp Holdings, Inc.	1.3
Marvel Entertainment, Inc.	1.3

INDUSTRY WEIGHTINGS

At December 31, 2008

% of Net Assets
Short Term Investments	8.0%
Biotechnology	6.9
Software	6.0
Health Care Equipment & Supplies	5.9
Semiconductors & Semiconductor Equipment	5.8
Commercial Services & Supplies	5.7
Health Care Providers & Services	5.0
Oil & Gas-Exploration & Production	4.0
Capital Markets	4.0
Hotels, Restaurants & Leisure	3.9
Machinery	3.7
Communications Equipment	3.5
IT Services	3.4
Specialty Retail	2.7
Electronic Equipment & Instruments	2.7
Diversified Consumer Services	2.6
Life Sciences Tools & Services	2.5
Energy Equipment & Services	2.4
Internet Software & Services	2.2
Air Freight & Logistics	2.1
Media	1.9
Aerospace & Defense	1.9
Electrical Equipment	1.7
Commercial Banks	1.5
Pharmaceuticals	1.5
Road & Rail	1.4

% of Net Assets
Food Products	1.3%
Insurance	1.2
Household Products	1.2
Health Care Technology	1.2
Electric Utilities	1.0
Containers & Packaging	0.9
Chemicals	0.9
Textiles, Apparel & Luxury Goods	0.8
Wireless Telecommunication Services	0.7
Real Estate Investment Trusts	0.7
Construction & Engineering	0.6
Metals & Mining	0.6
Multi-Line Retail	0.5
Trading Companies & Distributors	0.5
Liabilities in excess of other assets	(5.0)

TOTAL	100.0%

AIM SMALL CAP GROWTH FUND

Comparison of Change in Value of a $10,000 Investment in the AIM Small Cap Growth Fund – Initial Class and the Russell 2000 Growth Index

Comparison of Change in Value of a $10,000 Investment in the AIM Small Cap Growth Fund – Service Class and the Russell 2000 Growth Index

AIM SMALL CAP GROWTH FUND

Total Returns for Period Ended December 31, 2008**

Initial Class Shares	Life of Fund***
AIM Small Cap Growth Fund	(24.90)%
Russell 2000 Growth Index*	(27.45)%
Service Class Shares
AIM Small Cap Growth Fund	(25.00)%
Russell 2000 Growth Index*	(27.45)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index has been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the AIM Small Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

(subadvised by AllianceBernstein L.P.)

Equity markets around the world collapsed in 2008, recording one of their worst ever years, as turmoil in the financial system threatened to plunge the global economy into a deep and prolonged recession. The MSCI EAFE Index fell -43%, including a decline of -20% in the fourth quarter. All sectors of the market were down over the quarter and the year, led by financials and consumer cyclicals. In this environment, defensive sectors, such as consumer staples, and health care, held up relatively better. The US dollar gained strongly relative to sterling, was up slightly against the euro, but lost ground to the yen.

The wholesale flight to safety intensified in the fourth quarter, as evidence mounted that the global economy was entering a severe slowdown. The yield on Treasury bills remained stuck near zero, showing that investors were willing to forego a return on their investment in exchange for a safe place to park their cash. Government bond yields also hit or neared record lows. But yield spreads on investment grade corporate bonds shot to peaks unseen since the Great Depression. Economic conditions are certainly grim. Global industrial production is plummeting, unemployment is rising quickly, and credit markets remain nearly frozen. The US led much of the developed world into recession, and emerging-market economies that have powered global growth in recent years, such as China, have also slowed sharply.

For the period since inception to December 31,2008, security selection was beneficial to Fund performance in the telecommunications sector, including Nippon Telegraph & Telephone (+0.13%) and Telecom Italia (+0.11%). Despite recent underperformance by the sector, several of our financial positions contributed to performance, including Allianz (+0.33%) and Prudential (0.20%). Detracting from performance were several of our financial holdings, including BNP Paribas (-0.43%), Credit Suisse (-0.35%), ORIX (-0.27%) and Credit Agricole (-0.24%). On a country basis, an underweight in Switzerland benefitted returns (+0.27%), while an overweight in Russia detracted (-0.22%).

Our research and experience as value managers have taught us to keep portfolio risk proportionate with the value opportunity we identify. After a lengthy period of compression, valuation spreads have widened. We continue to take advantage of investor overreaction to economic and industrial stresses, using our deep research capabilities to look for investment opportunities arising from current market volatility.

We have positioned the Fund to withstand the near-term risks associated with the new restrictive credit environment and depressed economic conditions while retaining the potential to benefit significantly from the inevitable market rebound.

In the economically sensitive commodity sector, we have reviewed balance sheets to make sure that the companies that we own can survive an extended period of lower commodity prices. This has led us to reduce our overweight in chemicals, nonferrous metals and steel stocks but increase our weight in energy companies.

And we have increased our exposure to the cyclically sensitive technology sector, where we have found several new opportunities that have excellent franchises and good balance sheets. We’re also maintaining significant exposure to a very attractive group of financial companies, though we have diversified our holdings within the sector to reduce single-stock risk.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

TOP TEN EQUITY HOLDINGS At December 31, 2008	INDUSTRY WEIGHTINGS (Continued) At December 31, 2008

% of Net Assets
Royal Dutch Shell PLC	2.7%
BP PLC	2.3
Vodafone Group PLC	2.1
Total SA	2.0
Novartis AG	2.0
GlaxoSmithKline PLC	1.8
Telefonica SA	1.8
HSBC Holdings PLC	1.6
E.ON AG	1.5
Eni SpA	1.4

INDUSTRY WEIGHTINGS

At December 31, 2008

% of Net Assets
Commercial Banks	13.3%
Oil, & Gas Consumable Fuels	11.9
Short Term Investments	9.2
Pharmaceuticals	8.2
Diversified Telecommunication Services	6.6
Insurance	4.2
Automobiles	4.1
Metals & Mining	3.6
Capital Markets	3.5
Electric Utilities	3.3
Wireless Telecommunication Services	3.0
Food & Staples Retailing	2.4
Chemicals	2.3
Food Products	2.3
Communications Equipment	2.2
Multi-Utilities	2.2
Household Durables	1.9
Road & Rail	1.7
Computers & Peripherals	1.7
Electronic Equipment & Instruments	1.6
Trading Companies & Distributors	1.6
Hotels, Restaurants & Leisure	1.6
Aerospace & Defense	1.1
Auto Components	1.1
Industrial Conglomerates	0.9

% of Net Assets
Machinery	0.8%
Diversified Financial Services	0.8
Real Estate Management & Development	0.7
Office Electronics	0.5
Tobacco	0.5
Semiconductors & Semiconductor Equipment	0.5
Independent Power Producers & Energy Traders	0.5
Transportation Infrastructure	0.5
Airlines	0.4
Exchange Traded Fund	0.4
Specialty Retail	0.3
Marine	0.3
Commercial Services & Supplies	0.3
Containers & Packaging	0.3
Health Care Providers & Services	0.3
Electrical Equipment	0.3
Leisure Equipment & Products	0.2
Textiles, Apparel & Luxury Goods	0.2
Electrical Components	0.2
Paper & Forest Products	0.2
Gas Utilities	0.1
Construction & Engineering	0.1
Personal Products	0.1
Air Freight & Logistics	0.1
Liabilities in excess of other assets	(4.1)

TOTAL	100%

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Comparison of Change in Value of a $10,000 Investment in the AllianceBernstein International Value Fund – Initial Class and the MSCI-EAFE Index

Comparison of Change in Value of a $10,000 Investment in the AllianceBernstein International Value Fund – Service Class and the MSCI-EAFE Index

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Total Returns for Period Ended December 31, 2008**

Initial Class Shares	Life of Fund***
AllianceBernstein International Value Fund	(20.64)%
MSCI-EAFE Index*	(20.33)%
Service Class Shares
AllianceBernstein International Value Fund	(20.69)%
MSCI-EAFE Index*	(20.33)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The MSCI-EAFE Index (Europe, Australasia, Far East) tracks performance of large cap international equity securities and is widely regarded as the standard for measuring large cap international stock market performance. The MSCI-EAFE Index has been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the AllianceBernstein International Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

BLACKROCK INFLATION PROTECTED BOND FUND

(subadvised by Blackrock Financial Management, Inc.)

For the period since inception to December 31, 2008, global inflation-linked bond markets continued the underperformance that has been a hallmark of 2008, as recession fears and deleveraging put pressure on breakeven inflation. The increased chance of global recession has been the biggest driver of these moves. Combined with the fall in energy prices, investors simply are not looking to buy inflation protection in this environment. However, the global inflation-linked bond markets appear attractive, as Treasury Inflation Protected Securities (TIPS) prices have dropped alongside a dramatic decline in inflation expectations. While TIPS will underperform in a deflationary environment, we believe this is a relatively short-term view. Longer term, after this bout of forced selling subsides and the government programs begin to stabilize the markets, we would expect inflation to pick up and TIPS to outperform. In fact, in December, global inflation-linked bonds staged a small comeback. The rally was driven by breakeven inflation in TIPS with maturities of 5 years or less, which outperformed nominal Treasuries by 50 to 100 basis points across the globe. Commodity markets stabilized somewhat, but the real driver of performance was an apparent break from deleveraging in shorter-maturity inflation-linked bonds.

On the longer end, real yields rallied in line with nominal Treasuries as central banks continued to ease and economies continued to weaken. Many investors are looking for inflation-linked bonds to bounce back in 2009 from what appears to be depressed levels. However, our view is that inflation has only begun to fall, meaning that there will be strong headwinds against the product for the early part of 2009. We would use a significant sell-off in real yields to add to positions, but believe the markets are fairly priced at the moment.

The main positive driver of performance, was our move to much cheaper “off-the-run’ TIPS vs. their “on-the-run” counterparts. This allowed us to pick up incremental yield available in the slightly less liquid non-current TIPS issues. Off-the-run issues are older dated bonds while on-the-run are recently issued. In the case of TIPS, the older dated bonds have lower inflation floors based on CPI at issuance. As a result, the principal amount on those bonds can continue to drop back to earlier levels, leading to greater volatility in the bonds.

Detracting from performance was our curve flattening strategy. We anticipated for some time that the steepening of the yield curve which occurred as the Fed pushed down front end rates would reverse and that long term yields would rally on deflation fears. We moved to a flattening bias, overweighting the 10 year sector of the curve. Throughout the period the TIPS curve remained steep. Also detracting to a lesser extent was our cash position, as TIPS rallied throughout the period.

BLACKROCK INFLATION PROTECTED BOND FUND

TOP BOND ISSUERS At December 31, 2008	PORTFOLIO COMPOSITION At December 31, 2008

% of Net Assets
U.S. Treasury	50.4%
Government of France	5.0
Government National Mortgage Association	4.9
Morgan Stanley	4.5
Federal Home Loan Bank	4.5
JP Morgan Chase & Co.	4.5
Federal Farm Credit Bank	4.5
Federal National Mortgage Association	3.9
Federal Home Loan Mortgage Corp.	3.2

% of Net Assets
U.S. Treasury and U.S. Government Agency Obligations	71.3%
Short Term Investments	17.7
Corporate Debt Obligations	8.9
Foreign Government Obligations	5.0
Liabilities in excess of other assets	(2.9)

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the BlackRock Inflation Protected Bond Fund – Initial Class and the Barclays Capital Global Real Index: U.S. TIPS

Comparison of Change in Value of a $10,000 Investment in the BlackRock Inflation Protected Bond Fund – Service Class and the Barclays Capital Global Real Index: U.S. TIPS

BLACKROCK INFLATION PROTECTED BOND FUND

Total Returns for Period Ended December 31, 2008**

Initial Class Shares	Life of Fund***
BlackRock Inflation Protected Bond Fund	(0.95)%
Barclays Capital Global Real Index: U.S. TIPS*	(3.48)%
Service Class Shares
BlackRock Inflation Protected Bond Fund	(0.96)%
Barclays Capital Global Real Index: U.S. TIPS*	(3.48)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. Barclays Capital Global Real Index: U.S. TIPS (formerly the Lehman Brothers Global Real: U.S. TIPS Index) is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better) that have at least one year to final maturity and at least $250 million par amount outstanding. The Barclays Capital Global Real Index: U.S. TIPS has been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the BlackRock Inflation Protected Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2008.

MANAGEMENT’S DISCUSSION & ANALYSIS

IBBOTSON MODERATE, BALANCED AND GROWTH FUNDS

(subadvised by Ibbotson Associates, Inc.)

Ibbotson Moderate Fund

Ibbotson Moderate Fund currently has a neutral weighting relative to its strategic asset class targets. From an asset class level, the Fund was negatively impacted the most by its exposure to large cap value and international equities, particularly in October 2008. Core bonds and short-term bonds helped temper the negative downturn. At the Fund portfolio level, SC Davis Venture Value Fund, MFS Value Portfolio and SC AllianceBernstein International Value Fund were the largest detractors of performance, while SC PIMCO Total Return Fund and SC Goldman Sachs Short Duration Fund were positive contributors to performance.

Ibbotson Balanced and Growth Funds

Each of the Ibbotson Balanced Fund and Ibbotson Growth Fund currently has an underweight in REITs relative to their strategic asset class targets. This underweight benefited the portfolios in the period since inception to December 31, 2008 since global REITS underperformed most other markets. The Funds were negatively impacted the most by their exposure to large cap value, large cap growth and international equities, particularly in October 2008. Core bonds and short-term bonds helped temper the negative downturn. At the Ibbotson Balanced Fund portfolio level, SC Davis Venture Value Fund, MFS Value Portfolio and SC AllianceBernstein International Value Fund were the largest detractors of performance, while SC PIMCO Total Return Fund and SC Goldman Sachs Short Duration Fund were positive contributors to performance. At the Ibbotson Growth Fund portfolio level, SC WMC Large Cap Growth Fund, Sun Capital Global Real Estate Fund, and SC Davis Venture Value Fund were the largest detractors of performance, while SC PIMCO Total Return Fund and SC Goldman Sachs Short Duration Fund were positive contributors to performance.

U.S. Bond Market

The newly named Barclay’s U.S. Aggregate returned 4.58% in the 4th quarter and 5.24% for the calendar year. This annual return is only slightly lower than average; however, it masks the destruction that occurred in certain U.S. bond segments, as well as certain U.S. core bond funds designed to track the performance of the aggregate U.S. bond market. For many years the dispersion of intermediate-term U.S. bond funds has been rather tight. However, in 2007 and 2008, there are incredible amounts of dispersion, with some funds losing nearly 90% of their value.

Fears of a lengthy recession and lack of inflation have hurt Treasury inflation-protected securities, which lost 2.35% for the year and 3.48% for the quarter. At one point during the quarter, implied annualized deflation exceeded 2%. We believe policy makers will do whatever they can to avoid deflation. Policy makers have both a growing incentive and need to systematically devalue the U.S. dollar to help pay for the growing U.S. federal debt; thus, we believe realized inflation will exceed the currently implied near zero over the next five years. While the traditional CPI measure of inflation has dropped dramatically, the Personal Consumption Expenditures Index, or core PCE has not.

Finally, high-yield bonds, a category of assets that grew out of the corporate takeover and leveraged buyout activities of the infamous Michael Milken, dropped 17.9% in the 4th quarter and 26.2% during 2008. Yields are at all-time highs; yet, it is important to remember that high-yield bonds are a relatively new asset class and that this is the most significant recessionary period during their existence.

U.S. Stock Market

Of the 83 years since 1926, 2008’s negative 37.0% return of the S&P 500 Index was the second worst year on record. Only the 43.3% loss of 1931 was worse. Of the 332 quarters since 1926, the -22.0% return of the S&P 500 Index in Q4 2008 was the sixth worst quarter on record. During the 4th quarter, small-cap stocks

MANAGEMENT’S DISCUSSION & ANALYSIS (Continued)

underperformed large-cap stocks by almost 4%, while value stocks narrowly beat out growth stocks. For 2008, small-cap stocks outperformed large-cap stocks by nearly 6%, while value stocks outperformed growth stocks by around 2%.

U.S. REITs

U.S. REITs experienced an extremely volatile period in 2008. In contrast with most other asset classes, REITs had a positive year-to-date return heading into the third quarter. However, in the fourth quarter U.S. REITs lost -38% ending the year with a loss of -37.7%. While 2008 was a difficult year for U.S. REITs, they just barely underperformed the S&P 500, which lost -37%.

Global Equity Markets

The MSCI EAFE returned -19.9% for the quarter and -43.1% for the year. A portion of this year’s negative return can be attributed to the U.S. dollar, which appreciated relative to most currencies. It was also the worst year ever for emerging markets as measured by the relatively short-lived MSCI Emerging Markets Index, which had an annual return of -54.5%.

IBBOTSON MODERATE FUND

TOP TEN INVESTMENT COMPANIES At December 31, 2008	PORTFOLIO COMPOSITION At December 31, 2008

% of Net Assets
SC Goldman Sachs Short Duration Fund	20.8%
SC PIMCO Total Return Fund	14.7
Sun Capital Investment Grade Bond Fund	10.8
SC BlackRock Inflation Protected Bond Fund	9.7
MFS Value Portfolio	6.9
SC Davis Venture Value Fund	5.9
SC AllianceBernstein International Value Fund	5.9
SC WMC Large Cap Growth Fund	4.9
MFS International Growth Portfolio	4.8
SC Dreman Small Cap Value Fund	3.0

% of Net Assets
Investment Companies	98.3%
Short Term Investments	2.0
Liabilities in excess of other assets	(0.3)

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Moderate Fund – Initial Class and the Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Moderate Fund – Service Class and the Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index

IBBOTSON MODERATE FUND

Total Returns for Period Ended December 31, 2008**

Initial Class Shares	Life of Fund***
Ibbotson Moderate Fund	(8.10)%
Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index*	(7.00)%
Service Class Shares
Ibbotson Moderate Fund	(8.20)%
Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index*	(7.00)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Dow Jones Relative Risk Indexes measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. The Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index consists of 40% equities and 60% fixed income. The Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index has been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Ibbotson Moderate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2008.

IBBOTSON BALANCED FUND

TOP TEN INVESTMENT COMPANIES At December 31, 2008	PORTFOLIO COMPOSITION At December 31, 2008

% of Net Assets
SC Goldman Sachs Short Duration Fund	12.6%
SC PIMCO Total Return Fund	11.4
MFS Value Portfolio	9.6
SC Davis Venture Value Fund	7.6
SC AllianceBernstein International Value Fund	7.5
SC WMC Large Cap Growth Fund	6.7
Sun Capital Investment Grade Bond Fund	6.7
MFS International Growth Portfolio	6.6
SC BlackRock Inflation Protected Bond Fund	5.7
SC Oppenheimer Large Cap Core Fund	4.8

% of Net Assets
Investment Companies	95.8%
Short Term Investments	2.1
Other assets less liabilities	2.1

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Balanced Fund – Initial Class and the Dow Jones Moderate U.S. Relative Risk Portfolio Index

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Balanced Fund – Service Class and the Dow Jones Moderate U.S. Relative Risk Portfolio Index

IBBOTSON BALANCED FUND

Total Returns for Period Ended December 31, 2008**

Initial Class Shares	Life of Fund***
Ibbotson Balanced Fund	(9.30)%
Dow Jones Moderate U.S. Relative Risk Portfolio Index*	(13.22)%
Service Class Shares
Ibbotson Balanced Fund	(9.40)%
Dow Jones Moderate U.S. Relative Risk Portfolio Index*	(13.22)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Dow Jones Relative Risk Indexes measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. The Dow Jones Moderate U.S. Relative Risk Portfolio Index consists of 60% equities and 40% income. The Dow Jones Moderate U.S. Relative Risk Portfolio Index has been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Ibbotson Balanced Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2008.

IBBOTSON GROWTH FUND

TOP TEN INVESTMENT COMPANIES At December 31, 2008	PORTFOLIO COMPOSITION At December 31, 2008

% of Net Assets
SC WMC Large Cap Growth Fund	11.7%
MFS Value Portfolio	9.7
MFS International Growth Portfolio	9.6
SC AllianceBernstein International Value Fund	8.6
SC PIMCO Total Return Fund	7.8
SC Davis Venture Value Fund	7.7
SC Oppenheimer Large Cap Core Fund	6.9
Sun Capital Global Real Estate Fund	5.0
SC Goldman Sachs Mid Cap Value Fund	4.0
SC Goldman Sachs Short Duration Fund	3.9

% of Net Assets
Investment Companies	97.4%
Short Term Investments	1.3
Other assets less liabilities	1.3

TOTAL	100.0%

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Growth Fund – Initial Class and the Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index

Comparison of Change in Value of a $10,000 Investment in the Ibbotson Growth Fund – Service Class and the Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index

IBBOTSON GROWTH FUND

Total Returns for Period Ended December 31, 2008**

Initial Class Shares	Life of Fund***
Ibbotson Growth Fund	(11.30)%
Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index*	(19.34)%
Service Class Shares
Ibbotson Growth Fund	(11.30)%
Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index*	(19.34)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Dow Jones Relative Risk Indexes measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. The Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index consists of 80% equities and 20% fixed income. The Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index has been taken from published sources.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Ibbotson Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2008.

EXPENSE INFORMATION

December 31, 2008 (Unaudited)

Information About Your Fund’s Expenses

All mutual funds incur ongoing operating expenses, including management fees and administrative services, among others. The following tables are intended to increase your understanding of the ongoing costs of investing in each Fund. The following examples are based on the investment of $1,000 at the beginning of the period and held for the entire period, July 1, 2008 to December 31, 2008. Expense information does not include any insurance charges imposed in connection with your variable insurance contract.

Actual Expenses: The first section of each table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During the Period”. In addition, Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund, as shareholders in underlying funds, indirectly bear a pro rata share of the fees and expenses incurred by the underlying funds. These fees and expenses are not included in the annualized expense ratios used to calculate the “Expenses Paid During the Period” for the Funds.

Hypothetical (5% annual return before expenses): The second section of each table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Funds with the hypothetical examples that appear in the shareholder reports of other mutual funds. In addition, Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund, as shareholders in underlying funds, indirectly bear a pro rata share of the fees and expenses incurred by the underlying funds. These fees and expenses are not included in the annualized expense ratios used to calculate the “Expense Paid During the Period” for the Funds.

Expense Information

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During the Period*
Investment Grade Bond Fund
Actual
Initial Class	$1,000.00	$876.60	$3.54
Service Class	$1,000.00	$876.40	$4.72
Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,021.37	$3.81
Service Class	$1,000.00	$1,020.11	$5.08

Global Real Estate Fund
Actual
Initial Class	$1,000.00	$563.20	$4.32
Service Class	$1,000.00	$562.50	$5.30
Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,019.61	$5.58
Service Class	$1,000.00	$1,018.35	$6.85

Oppenheimer Main Street Small Cap Fund
Actual
Initial Class	$1,000.00	$685.60	$4.24
Service Class	$1,000.00	$684.70	$5.29
Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,020.11	$5.08
Service Class	$1,000.00	$1,018.85	$6.34

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During the Period*

Money Market Fund
Actual
Initial Class	$1,000.00	$1,008.50	$2.52
Service Class	$1,000.00	$1,007.30	$3.78
Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,022.62	$2.54
Service Class	$1,000.00	$1,021.37	$3.81
Davis Venture Value Fund
Actual
Initial Class	$1,000.00	$696.40	$3.84
Service Class	$1,000.00	$695.90	$4.90
Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,020.61	$4.57
Service Class	$1,000.00	$1,019.36	$5.84

Oppenheimer Large Cap Core Fund
Actual
Initial Class	$1,000.00	$730.50	$3.91
Service Class	$1,000.00	$729.70	$5.00
Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,020.61	$4.57
Service Class	$1,000.00	$1,019.36	$5.84

EXPENSE INFORMATION (Continued)

December 31, 2008 (Unaudited)

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During the Period*, **
WMC Large Cap Growth Fund
Actual
Initial Class	$1,000.00	$650.40	$3.36
Service Class	$1,000.00	$649.20	$4.39
Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,021.06	$4.12
Service Class	$1,000.00	$1,019.81	$5.38

Lord Abbett Growth & Income Fund
Actual
Initial Class	$1,000.00	$751.40	$3.83
Service Class	$1,000.00	$750.70	$4.93
Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,020.76	$4.42
Service Class	$1,000.00	$1,019.51	$5.69

Goldman Sachs Short Duration Fund
Actual
Initial Class	$1,000.00	$1,040.50	$3.33
Service Class	$1,000.00	$1,040.30	$4.62
Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,021.87	$3.30
Service Class	$1,000.00	$1,020.61	$4.57

PIMCO High Yield Fund
Actual
Initial Class	$1,000.00	$845.80	$3.48
Service Class	$1,000.00	$844.70	$4.64
Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,021.37	$3.81
Service Class	$1,000.00	$1,020.11	$5.08

AIM Small Cap Growth Fund
Actual
Initial Class	$1,000.00	$751.00	$2.53
Service Class	$1,000.00	$750.00	$3.08
Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,009.68	$2.90
Service Class	$1,000.00	$1,009.05	$3.54

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During the Period*, **

WMC Blue Chip Mid Cap Fund
Actual
Initial Class	$1,000.00	$670.30	$4.20
Service Class	$1,000.00	$668.70	$5.24
Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,020.11	$5.08
Service Class	$1,000.00	$1,018.85	$6.34

Goldman Sachs Mid Cap Value Fund
Actual
Initial Class	$1,000.00	$676.30	$4.51
Service Class	$1,000.00	$675.60	$5.56
Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,019.76	$5.43
Service Class	$1,000.00	$1,018.50	$6.70
Dreman Small Cap Value Fund
Actual
Initial Class	$1,000.00	$798.50	$2.60
Service Class	$1,000.00	$798.00	$3.16
Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,009.68	$2.90
Service Class	$1,000.00	$1,009.05	$3.54

PIMCO Total Return Fund
Actual
Initial Class	$1,000.00	$1,058.20	$1.68
Service Class	$1,000.00	$1,057.60	$2.33
Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,010.93	$1.64
Service Class	$1,000.00	$1,010.31	$2.27

AllianceBernstein International Value Fund
Actual
Initial Class	$1,000.00	$793.60	$1.69
Service Class	$1,000.00	$793.10	$2.25
Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,010.68	$1.90
Service Class	$1,000.00	$1,010.05	$2.53

EXPENSE INFORMATION (Continued)

December 31, 2008 (Unaudited)

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During the Period**
BlackRock Inflation Protected Bond Fund
Actual
Initial Class	$1,000.00	$990.50	$1.63
Service Class	$1,000.00	$990.40	$2.25
Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,010.93	$1.64
Service Class	$1,000.00	$1,010.31	$2.27
Ibbotson Balanced Fund
Actual
Initial Class	$1,000.00	$907.00	$0.48
Service Class	$1,000.00	$906.00	$1.08
Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,012.07	$0.51
Service Class	$1,000.00	$1,011.44	$1.14

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During the Period**

Ibbotson Moderate Fund
Actual
Initial Class	$1,000.00	$919.00	$0.48
Service Class	$1,000.00	$918.00	$1.08
Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,012.07	$0.51
Service Class	$1,000.00	$1,011.44	$1.14

Ibbotson Growth Fund
Actual
Initial Class	$1,000.00	$887.00	$0.47
Service Class	$1,000.00	$887.00	$1.07
Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,012.07	$0.51
Service Class	$1,000.00	$1,011.44	$1.14

*	For each class of the Fund, expenses are equal to the six-month annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by the number of days in the year. The six-month annualized expense ratio was 0.75%, 1.00%, 0.50%, 0.75%, 1.10%, 1.35%, 0.90%, 1.15%, 1.00%, 1.25%, 0.90%, 1.15%, 0.81%, 1.06%, 1.00%, 1.25%, 0.87%, 1.12%, 1.07%, 1.32%, 0.65%, 0.90%, 0.75% and 1.00% for the Investment Grade Bond Fund – Initial Class, Investment Grade Bond Fund – Service Class, Money Market Fund – Initial Class, Money Market Fund – Service Class, Global Real Estate Fund – Initial Class, Global Real Estate Fund – Service Class, Davis Venture Value Fund – Initial Class, Davis Venture Value Fund – Service Class, Oppenheimer Main Street Small Cap Fund – Initial Class, Oppenheimer Main Street Small Cap Fund – Service Class, Oppenheimer Large Cap Core Fund – Initial Class, Oppenheimer Large Cap Core Fund – Service Class, WMC Large Cap Growth Fund – Initial Class, WMC Large Cap Growth Fund – Service Class, WMC Blue Chip Mid Cap Fund – Initial Class, WMC Blue Chip Mid Cap Fund – Service Class, Lord Abbett Growth & Income Fund – Initial Class, Lord Abbett Growth & Income Fund – Service Class, Goldman Sachs Mid Cap Value Fund – Initial Class, Goldman Sachs Mid Cap Value Fund – Service Class, Goldman Sachs Short Duration Fund – Initial Class, Goldman Sachs Short Duration Fund – Service Class, PIMCO High Yield Fund – Initial Class, and PIMCO High Yield Fund – Service Class, respectively.

**	The Dreman Small Cap Value Fund, PIMCO Total Return Fund, AIM Small Cap Growth Fund, AllianceBernstein International Value Fund, BlackRock Inflation Protected Bond Fund, Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund commenced operations on October 1, 2008. For each class of the Dreman Small Cap Value Fund, PIMCO Total Return Fund, AIM Small Cap Growth Fund, AllianceBernstein International Value Fund, BlackRock Inflation Protected Bond Fund, Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund, actual expenses are equal to the actual expenses incurred by each class from commencement of operations through December 31, 2008. In addition, Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund, as shareholders in underlying funds, indirectly bear their pro rata share of the fees and expenses incurred by the underlying funds, which fees and expenses are not included in the annualized expense ratios of these Funds. Hypothetical expenses for each class are equal to the three-month annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six month period divided by the number of days in the year. The three-month annualized expense ratio was 1.15%, 1.40%, 0.65%, 0.90%, 1.15% 1.40%, 0.75%, 1.00%, 0.65%, 0.90%, 0.20%, 0.45%, 0.20%, 0.45%, 0.20% and 0.45% for Dreman Small Cap Value Fund – Initial Class, Dreman Small Cap Value Fund – Service Class, PIMCO Total Return Fund – Initial Class, PIMCO Total Return Fund – Service Class, AIM Small Cap Growth Fund – Initial Class, AIM Small Cap Growth Fund – Service Class, AllianceBernstein International Value Fund – Initial Class, AllianceBernstein International Value Fund – Service Class, BlackRock Inflation Protected Bond Fund – Initial Class, BlackRock Inflation Protected Bond Fund – Service Class, Ibbotson Moderate Fund – Initial Class, Ibbotson Moderate Fund – Service Class, Ibbotson Balanced Fund – Initial Class, Ibbotson Balanced Fund – Service Class, Ibbotson Growth Fund – Initial Class, and Ibbotson Growth Fund – Service Class, respectively.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS December 31, 2008	Sun Capital Advisers Trust

	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 0.4%
Airplanes Pass Through Trust, Series D (1) 10.88%, 3/15/12	$494	$0
SLM Student Loan Trust, Series 2008-5, Class A2 (2) 4.64%, 10/25/16	160	152,139
SLM Student Loan Trust, Series 2008-5, Class A4 (2) 5.24%, 7/25/23	120	103,740

Total Asset Backed Securities (cost $540,825)		255,879

CORPORATE DEBT OBLIGATIONS – 36.8%
AUTO – 0.6%
Ford Motor Credit Co. 8.00%, 12/15/16	500	325,684

BANKS – 4.4%
Capital One Capital III 7.69%, 8/15/36	700	319,676
Countrywide Financial Corp. 6.25%, 5/15/16	325	308,590
HBOS PLC (2)(3) 5.92%, 9/29/49	500	189,306
Huntington Capital (2) 6.65%, 5/15/37	300	122,637
Icici Bank, Ltd. (2)(3) 6.38%, 4/30/22	300	157,534
Merrill Lynch & Co., Inc. 5.70%, 5/2/17	400	354,382
Morgan Stanley 4.75%, 4/1/14	500	380,944
Wachovia Corp. 5.75%, 2/1/18	700	701,393

		2,534,462

BROKERAGE – 0.6%
Jefferies Group, Inc. 6.25%, 1/15/36	500	296,850
Lehman Brothers Holdings, Inc. (1) 5.75%, 5/17/13	500	47,500

		344,350

BUILDING MATERIALS – 1.2%
C10 Capital Spv., Ltd. (2)(3) 6.72%, 12/1/49	650	309,290

	Principal Amount (000)	Value

Owens Corning, Inc. 6.50%, 12/1/16	$500	$362,103

		671,393

CABLE – 0.9%
Time Warner Entertainment Co. 10.15%, 5/1/12	500	515,385

ELECTRIC UTILITIES – 3.4%
Allegheny Energy Supply Co. LLC (3) 8.25%, 4/15/12	750	738,750
Centerpoint Energy, Inc. 6.50%, 5/1/18	750	612,754
Nisource Finance Corp. 6.40%, 3/15/18	650	405,650
PSEG Energy Holdings, Inc. 8.50%, 6/15/11	200	188,523

		1,945,677

FINANCIALS – 3.3%
Allied Capital Corp. 6.00%, 4/1/12	500	346,096
American Capital Strategies, Ltd. 6.85%, 8/1/12	650	272,106
CIT Group Funding Co. 4.65%, 7/1/10	350	307,255
Discover Financial Services 6.45%, 6/12/17	650	456,093
General Motors Acceptance Corp. 7.00%, 2/1/12	300	237,066
Noble Group, Ltd. (3) 6.63%, 3/17/15	500	285,000

		1,903,616

GAMING – 0.7%
Mashantucket Western Pequot Tribe (3) 8.50%, 11/15/15	1,000	392,500

GAS & PIPELINE UTILITIES – 2.2%
Enterprise Products Operating LP (2) 7.03%, 1/15/68	1,000	470,000
Southern Natural Gas Co. (3) 5.90%, 4/1/17	500	396,229
Southern Union Co. (2) 7.20%, 11/1/66	380	131,100
Transcanada Pipelines, Ltd. (2) 6.35%, 5/15/67	600	268,196

		1,265,525

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Principal Amount (000)	Value

HEALTH SERVICES – 1.8%
Humana, Inc. 6.45%, 6/1/16	$500	$395,323
Medco Health Solutions, Inc. 7.13%, 3/15/18	700	646,866

		1,042,189

HOME CONSTRUCTION – 0.9%
KB Home & Broad Home Corp. 6.38%, 8/15/11	650	500,500

INSURANCE – 1.6%
American International Group, Inc. (3) 8.25%, 8/15/18	650	475,747
Assured Guaranty US Holdings, Inc. (2) 6.40%, 12/15/66	600	89,916
Liberty Mutual Group, Inc. (3) 7.80%, 3/15/37	750	336,564

		902,227

METALS – 1.6%
Rio Tinto Fin USA, Ltd. 6.50%, 7/15/18	650	476,561
United States Steel Corp. 6.05%, 6/1/17	700	457,673

		934,234

MULTIMEDIA – 0.7%
Grupo Televisa S.A. 6.00%, 5/15/18	500	420,450

OIL – 0.5%
Pemex Finance, Ltd. 9.03%, 2/15/11	270	276,870

REAL ESTATE INVESTMENT TRUSTS – 3.6%
Commercial Net Lease Realty 6.25%, 6/15/14	550	427,692
Prologis 6.63%, 5/15/18	750	358,742
Realty Income Corp. 6.75%, 8/15/19	500	289,357
Reckson Operating Partnership 5.15%, 1/15/11	700	519,316
Simon Property Group LP 5.75%, 5/1/12	550	439,665

		2,034,772

	Principal Amount (000)	Value

RETAIL – 1.6%
Controladora Commercial Mexicana S.A. de C.V. (1) 6.63%, 6/1/15	$600	$294,220
Home Depot, Inc. 5.88%, 12/16/36	450	352,846
JC Penney Corp., Inc. 5.75%, 2/15/18	425	282,116

		929,182

SOFTWARE – 1.1%
Fiserv, Inc. 6.80%, 11/20/17	700	620,027

SUPERMARKETS – 1.0%
Delhaize Group 6.50%, 6/15/17	600	544,796

TELECOMMUNICATIONS – 4.2%
Intelsat 6.50%, 11/1/13	260	145,600
Rogers Communications, Inc. 6.80%, 8/15/18	750	757,823
Rogers Wireless, Inc. 8.00%, 12/15/12	800	766,000
Sprint Capital Corp. 6.90%, 5/1/19	400	284,000
Telecom Italia Capital 4.95%, 9/30/14	600	456,750

		2,410,173

TOBACCO – 0.9%
Philip Morris International, Inc. 5.65%, 5/16/18	500	495,666

Total Corporate Debt Obligations (cost $30,683,748)		21,009,678

RESIDENTIAL NON-AGENCY MORTGAGE BACKED SECURITIES – 3.3%
JP Morgan Mortgage Trust, Series 2005-A3, Class 7CA1 (2) 5.11%, 6/25/35	50	43,244
Master Adjustable Rate Mortgage Trust, Series 2006-2, Class 3A1 (2) 4.84%, 1/25/36	299	238,558

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Principal Amount (000)	Value

Residential Accredited Loans, Inc., (2) Series 2005-QA7, Class A22 4.82%, 7/25/35	$969	$576,516
Series 2003-QS17, Class CB3
5.50%, 9/25/33	222	221,439
Wamu Mortgage Pass Through Certificates, (2) Series 2003-AR10, Class A7 4.67%, 10/25/33	562	463,314
Series 2005-AR18, Class 3A2
5.62%, 1/25/36	282	132,860
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR 16 (2) 4.99%, 10/25/35	500	215,939

Total Residential Non-Agency Mortgage Backed Securities (cost $2,461,307)		1,891,870

COMMERCIAL MORTGAGE BACKED SECURITIES – 7.0%
Banc of America Mortgage Securities, Inc., Series 2005-E, Class 2A7 (2) 4.61%, 6/25/35	640	256,306
Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class A3 5.79%, 9/11/42	1,000	674,240
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-C1, Class A3 (2) 5.23%, 7/15/44	750	605,979
Commercial Mortgage Asset Trust, Series 1999-C1, Class F (3) 6.25%, 1/17/32	400	178,829
CS First Boston Mortgage Securities Corp., Series 2000-C1, Class A2 7.55%, 4/15/62	306	305,943
GMAC Commercial Mortgage Securities, Inc., Series 2003-C1, Class A2 4.08%, 5/10/36	800	694,738
GMAC Commercial Mortgage Securities, Inc., Series 2003-C1, Class A2 4.22%, 4/10/40	111	106,977

	Principal Amount (000)	Value

Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4 (2) 4.80%, 8/10/42	$200	$170,300
GS Mortgage Securities Corp., Series 2005-GG4, Class AJ 4.78%, 7/10/39	700	313,173
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7 Mortgage Certificate, Class AM (2) 5.88%, 4/15/45	500	257,145
JP Morgan Chase Commercial Mortgage, Series 2005 LDP5 Mortgage Certificate, Class A3 (2) 5.21%, 12/15/44	550	434,322

Total Commercial Mortgage Backed Securities (cost $5,902,033)		3,997,952

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 39.9%
Federal Home Loan Mortgage 4.73%, 8/1/32 (2)	37	36,548
5.00%, 9/1/19	270	278,512
5.00%, 11/1/19	520	535,120
5.50%, 10/1/17	141	146,111
5.50%, 11/1/17	276	284,860
5.50%, 6/1/33	304	311,691
5.50%, 3/1/36	427	428,856
5.50%, 9/1/37	1,671	1,711,997
5.50%, 5/1/38	174	177,854
6.00%, 1/1/17	75	77,889
6.00%, 2/1/29	18	18,480
6.00%, 8/1/37	777	801,227
6.50%, 10/1/16	40	41,965
6.50%, 11/1/16	5	5,066
6.50%, 9/1/34	276	287,619
7.00%, 11/1/29	23	23,804
7.00%, 1/1/31	11	11,308
7.00%, 4/1/31	4	3,861
7.00%, 8/1/31	156	163,513
7.50%, 3/1/30	5	5,661
7.50%, 12/1/30	17	17,665
Federal National Mortgage Assn.
4.50%, 6/1/19	1,036	1,062,673
5.00%, 6/1/18	331	342,187
5.00%, 7/1/20	801	824,822

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Principal Amount (000)	Value

5.00%, 10/1/20	$307	$316,191
5.00%, 12/1/20	199	204,748
5.00%, 10/1/35	49	50,069
5.00%, 5/1/36	1,942	1,931,906
5.00%, 7/1/36	569	581,894
5.50%, 3/1/22	391	403,282
5.50%, 12/1/32	1,025	1,054,829
5.50%, 6/1/35	1,099	1,127,753
5.50%, 8/1/35	733	752,130
5.50%, 6/1/37	2,172	2,229,185
6.00%, 12/1/13	2	2,541
6.00%, 11/1/16	14	14,827
6.00%, 1/25/32	1,467	1,513,515
6.00%, 8/1/34	360	371,789
6.00%, 12/1/36	784	808,082
6.00%, 11/1/37	847	872,597
8.00%, 8/1/30	4	3,751
Government National Mortgage Assn.
6.00%, 8/15/16	42	44,322
6.00%, 9/20/38	446	460,041
6.50%, 9/15/31	84	88,525
6.50%, 3/15/32	70	73,835
6.50%, 9/15/32	105	109,892
6.50%, 10/15/32	122	128,303
7.00%, 12/15/14	26	27,148
7.00%, 2/15/28	19	19,836
7.50%, 3/15/30	3	3,403
7.50%, 9/15/30	35	37,602
United States Treasury Notes 4.25%, 11/15/17	500	582,461
United States Treasury Inflation Indexed Bonds
1.88%, 7/15/13	1,180	1,111,271
2.00%, 1/15/14	293	277,914

Total U.S. Treasury and U.S. Government Agency Obligations (cost $22,097,526)		22,802,931

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 11.3%
COMMERCIAL PAPER – 4.1%
Citigroup Funding, Inc., 0.15%, 2/17/09	$1,000	$999,804
Hewlett Packard Co., 0.55%, 3/2/09	500	499,542
Philip Morris Intl, Inc., 0.75%, 2/6/09	850	849,362

Total Commercial Paper		2,348,708

	Shares
MUTUAL FUNDS – 5.4%
Federated Prime Obligation Fund	1,778,936	1,778,936
SSgA Money Market Fund	1,318,066	1,318,066

Total Mutual Funds		3,097,002

	Principal Amount (000)

U.S. GOVERNMENT AGENCY OBLIGATIONS – 1.8%
Federal Home Loan Mortgage Discount Notes 0.40%, 1/30/09	$1,000	999,678

Total Short Term Investments (cost $6,445,388)		6,445,388

TOTAL INVESTMENTS – 98.7%
(cost $68,130,827)		56,403,698
Other assets less liabilities – 1.3%		726,935

NET ASSETS – 100.0%		$57,130,633

(1)	Security is in default and is non-income producing.
(2)	Variable rate security. The interest rate shown reflects the rate in effect as of December 31, 2008.
(3)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008 these securities amounted to $3,459,749 representing 6.1% of net assets.

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS December 31, 2008	Sun Capital Advisers Trust

	Principal Amount (000)	Value

COMMERCIAL PAPER – 43.8%
American General Finance Corp. (1)(2)(3)
2.97%, 8/24/09	$4,700	$4,331,943
Capital Support Agreement (2)	—	368,057
AT&T, Inc. (1)
0.90%, 1/21/09	2,000	1,999,000
1.15%, 1/12/09	1,000	999,649
1.15%, 1/20/09	3,000	2,998,179
Coca Cola Co. (1)
1.20%, 1/5/09	2,600	2,599,653
1.20%, 2/3/09	2,000	1,997,800
2.25%, 1/15/09	1,440	1,438,740
Dupont (E.I.) De NeMours & Co. (1) 0.20%, 1/7/09	750	749,975
European Investment Bank 0.57%, 6/10/09	2,000	1,994,933
Export Development Corp.
0.97%, 5/8/09	1,000	996,578
1.50%, 4/13/09	1,100	1,095,325
2.45%, 3/10/09	3,900	3,881,952
Hewlett Packard Co. (1) 0.60%, 3/3/09	3,500	3,496,442
0.80%, 1/2/09	2,500	2,499,944
International Business Machine Corp. (1) 3.00%, 1/7/09	3,000	2,998,500
J.P. Morgan Chase 2.80%, 1/6/09	1,650	1,649,358
KFW International Finance, Inc. (1) 0.68%, 1/13/09	3,500	3,499,207
0.84%, 1/6/09	2,000	1,999,767
Merrill Lynch & Co., Inc. 3.31%, 1/5/09	1,375	1,374,494
Microsoft Corp. (1) 0.50%, 1/16/09	3,000	2,999,375
Nestle Capital Corp. (1) 0.65%, 2/2/09	1,000	999,422
0.95%, 2/17/09	2,500	2,496,899
Nestle Finance, Inc. 1.00%, 2/2/09	1,000	999,111
1.02%, 2/2/09	2,500	2,497,733
Pfizer, Inc. (1) 0.50%, 5/18/09	2,000	1,996,194
1.20%, 3/17/09	1,000	997,500
1.25%, 3/10/09	3,000	2,992,917
Philip Morris International (1) 0.95%, 3/12/09	3,000	2,994,458
1.25%, 2/4/09	1,000	998,819
1.25%, 2/5/09	1,650	1,647,995

	Principal Amount (000)	Value

Pitney Bowes, Inc. (1) 2.20%, 1/5/09	$3,000	$2,999,267
The Procter & Gamble Co. (1)
1.10%, 1/16/09	1,000	999,542
1.15%, 2/11/09	2,000	1,997,381
1.85%, 2/3/09	3,000	2,994,913
Toyota Credit de Puerto Rico 2.20%, 1/6/09	3,000	2,999,083
2.58%, 1/14/09	1,785	1,783,337
United Parcel Service (1) 0.40%, 1/13/09	1,000	999,867
0.50%, 2/6/09	2,705	2,703,648
0.50%, 3/2/09	1,500	1,498,750
Wal-Mart Stores, Inc. (1) 0.55%, 6/15/09	3,500	3,491,177
0.75%, 9/8/09	2,500	2,486,979

Total Commercial Paper (amortized cost $89,543,863)		89,543,863

FOREIGN GOVERNMENT OBLIGATIONS – 4.0%
Government of Canada Bills
0.40%, 2/23/09	1,500	1,499,117
0.50%, 2/18/09	1,500	1,499,000
0.50%, 6/10/09	2,000	1,995,555
1.20%, 1/30/09	2,000	1,998,067
Quebec Government 1.00%, 3/5/09	1,200	1,197,900

Total Foreign Government Obligations (cost $8,189,639)		8,189,639

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 43.4%
Federal Home Loan Mortgage Discount Notes 0.40%, 1/30/09	3,500	3,498,872
0.40%, 5/12/09	2,000	1,997,089
0.50%, 1/20/09	3,500	3,499,076
0.80%, 1/26/09	4,195	4,192,670
1.00%, 1/27/09	1,925	1,923,610
1.05%, 2/9/09	4,000	3,995,450
1.50%, 1/9/09	2,655	2,654,115
2.00%, 1/26/09	6,785	6,775,576
2.05%, 1/30/09	7,000	6,988,440
2.65%, 1/12/09	6,140	6,135,028
Federal National Mortgage Association Discount Notes 0.55%, 3/4/09	4,385	4,380,847
0.60%, 3/2/09	3,700	3,696,300
0.70%, 10/16/09	2,000	1,988,800

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Principal Amount (000)	Value

0.75%, 2/4/09	$5,500	$5,496,104
0.83%, 1/20/09	5,000	4,997,810
0.90%, 2/17/09	2,000	1,997,650
0.91%, 2/2/09	2,100	2,098,301
1.05%, 1/26/09	6,000	5,995,625
1.05%, 2/9/09	1,945	1,942,788
1.65%, 1/2/09	5,000	4,999,771
2.05%, 1/8/09	1,565	1,564,376
United States Treasury Bills 0.43%, 1/2/09	4,000	3,999,952
0.64%, 1/8/09	2,100	2,099,739
0.70%, 1/2/09	1,900	1,899,963

Total U.S. Treasury and U.S. Government Agency Obligations (amortized cost $88,817,952)		88,817,952

U.S. GOVERNMENT GUARANTEED COMMERCIAL PAPER – 3.9%
TLGP Citigroup Funding, Inc. 0.40%, 5/11/09	2,000	1,997,111
TLGP Citigroup Funding, Inc. 0.60%, 5/15/09	2,000	1,995,533
TLGP GE Capital 0.45%, 6/15/09	4,000	3,991,750

Total U.S. Government Guaranteed Commercial Paper (amortized cost $7,984,394)		7,984,394

	Shares	Value

MUTUAL FUNDS – 4.7%
Federated Prime Obligation Fund	4,864,657	$4,864,657
SSgA Money Market Fund	4,628,331	4,628,331

Total Mutual Funds (cost $9,492,988)		9,492,988

TOTAL INVESTMENTS – 99.8%
(cost $204,028,836)		204,028,836
Other assets less liabilities – 0.2%		495,223

NET ASSETS – 100.0%		$204,524,059

(1)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities amounted to $70,271,959, representing 34.4% of net assets.
(2)	Subject to a Capital Support Agreement (Note 9).
(3)	Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2008.

TLGP	Temporary Liquidity Guarantee Program

See Notes to Financial Statements.

GLOBAL REAL ESTATE FUND

PORTFOLIO OF INVESTMENTS December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

REAL ESTATE INVESTMENT TRUSTS – 91.7%
APARTMENTS – 4.9%
AvalonBay Communities, Inc.		54,789	$3,319,118
Equity Residential Properties Trust		173,142	5,163,094

			8,482,212

DIVERSIFIED – 23.9%
British Land Co. PLC	GB	673,955	5,399,892
Capitaland Ltd.	SG	3,098,039	6,759,703
Derwent London PLC	GB	268,249	2,821,824
Lexington Corporate Properties Trust		987,523	4,937,615
Mitsubishi Estate Co. Ltd.	JP	414,618	6,849,026
Stockland	AU	1,044,881	2,972,363
Vornado Realty Trust		124,439	7,509,894
Wereldhave NV	NL	44,996	3,968,873

			41,219,190

HEALTH CARE EQUIPMENT & SERVICES – 7.8%
Medical Properties Trust, Inc.		1,007,554	6,357,666
Ventas, Inc.		214,031	7,185,020

			13,542,686

OFFICE – 9.1%
Alexandria Real Estate Equities, Inc.		119,223	7,193,916
Beni Stabili S.p.A	IT	5,199,003	3,653,971
Highwoods Properties, Inc.		102,023	2,791,349
SL Green Realty Corp.		82,927	2,147,809

			15,787,045

REGIONAL MALLS – 13.1%
Pennsylvania Real Estate Investment		461,216	3,436,059
Simon Property Group, Inc.		142,712	7,582,289
The Macerich Co.		188,554	3,424,141
Unibail-Rodamco	FR	54,166	8,092,111

			22,534,600

	Country Code**	Shares	Value

SHOPPING CENTERS – 18.9%
Atrium European Real Estate, Ltd.*	AT	767,929	$2,817,778
Hammerson PLC	GB	584,862	4,530,647
Japan Retail Fund Investment Corp.	JP	1,158	5,001,809
Kimco Realty Corp.		374,122	6,838,950
Klepierre	FR	155,486	3,823,725
Regency Centers Corp.		65,950	3,079,865
The Link REIT	HK	3,956,077	6,580,965

			32,673,739

STORAGE – 0.6%
Big Yellow Group PLC	GB	298,986	1,039,383

TIMBER & FOREST PRODUCTS – 6.8%
Plum Creek Timber Co., Inc.		187,765	6,522,956
Weyerhaeuser Co.		170,184	5,209,332

			11,732,288

WAREHOUSE & INDUSTRIAL – 6.6%
Brixton PLC	GB	1,850,170	3,576,231
EastGroup Properties, Inc.		67,824	2,413,178
Goodman Group	AU	4,520,149	2,327,621
ProLogis Trust		225,467	3,131,737

			11,448,767

Total Real Estate Investment Trusts (cost $269,018,014)			158,459,910

SHORT TERM INVESTMENTS – 7.5%
MUTUAL FUNDS – 7.5%
Federated Prime Obligation Fund		6,712,201	6,712,201
SSgA Money Market Fund		6,168,293	6,168,293

Total Short Term Investments (cost $12,880,494)			12,880,494

TOTAL INVESTMENTS – 99.2%
(cost $281,898,508)			171,340,404
Other assets less liabilities – 0.8%			1,338,308

NET ASSETS – 100.0%			$172,678,712

See Notes to Financial Statements.

GLOBAL REAL ESTATE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

*	Non-income producing security
**	Unless otherwise noted the country code for all securities is United States.

AT	Austria
AU	Australia
FR	France
GB	Great Britain
HK	Hong Kong
IT	Italy
JP	Japan
NL	Netherlands
SG	Singapore

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 89.2%
AIR FREIGHT & LOGISTICS – 0.5%
United Parcel Services, Inc., Class B		10,560	$582,490

AUTOMOBILES – 0.7%
Harley-Davidson, Inc.		47,330	803,190

BEVERAGES – 2.2%
Diageo PLC ADR		29,960	1,699,930
Heineken Holding NV	NL	26,325	751,964

			2,451,894

CAPITAL MARKETS – 3.2%
Ameriprise Financial, Inc.		23,675	553,048
Bank of New York Mellon Corp.		74,670	2,115,401
E*Trade Financial Corp.*		7,400	8,510
Merrill Lynch & Co., Inc.		31,977	372,212
Morgan Stanley		5,380	86,295
State Street Corp.		3,815	150,044
The Goldman Sachs Group, Inc.		4,530	382,287

			3,667,797

CHEMICALS – 0.5%
Monsanto Co.		7,900	555,765

COMMERCIAL BANKS – 4.7%
Wachovia Corp.		33,420	185,147
Wells Fargo & Co.		175,370	5,169,907

			5,355,054

COMMERCIAL SERVICES & SUPPLIES – 2.6%
Dun & Bradstreet Corp.		9,300	717,960
Iron Mountain, Inc.*		83,663	2,068,986
Visa, Inc., Class A		4,420	231,829

			3,018,775

COMMUNICATIONS EQUIPMENT – 0.6%
Cisco Systems, Inc.*		38,970	635,211

COMPUTERS & PERIPHERALS – 1.4%
Dell, Inc.*		36,150	370,176
Hewlett-Packard Co.		32,250	1,170,353

			1,540,529

	Country Code**	Shares	Value

CONSTRUCTION MATERIALS – 1.3%
Martin Marietta Materials, Inc.		4,800	$465,984
Vulcan Materials Co.		14,614	1,016,842

			1,482,826

CONSUMER FINANCE – 2.5%
American Express Co.		148,235	2,749,759
Discover Financial Services		7,165	68,283

			2,818,042

CONTAINERS & PACKAGING – 1.4%
Sealed Air Corp.		108,768	1,624,994

DIVERSIFIED CONSUMER SERVICES – 1.6%
H&R Block, Inc.		81,324	1,847,681

DIVERSIFIED FINANCIAL SERVICES – 5.2%
Citigroup, Inc.		36,723	246,411
JPMorgan Chase & Co.		156,696	4,940,625
Moody’s Corp.		34,600	695,114

			5,882,150

ELECTRICAL EQUIPMENT – 0.1%
ABB, Ltd. ADR		10,090	151,451

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.2%
Agilent Technologies, Inc.*		53,105	830,031
Garmin, Ltd.		6,580	126,139
Tyco Electronics, Ltd.		27,842	451,319

			1,407,489

ENERGY EQUIPMENT & SERVICES – 0.5%
Transocean, Ltd.*		12,872	608,202

FOOD & STAPLES RETAILING – 7.2%
Costco Wholesale Corp.		109,970	5,773,425
CVS Caremark Corp.		82,385	2,367,745
Whole Foods Market, Inc.		9,815	92,653

			8,233,823

FOOD PRODUCTS – 0.2%
The Hershey Co.		8,160	283,478

HEALTH CARE PROVIDERS & SERVICES – 2.6%
Cardinal Health, Inc.		22,970	791,776
Express Scripts, Inc.*		19,265	1,059,190

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

UnitedHealth Group, Inc.		40,690	$1,082,354

			2,933,320

HOUSEHOLD DURABLES – 0.1%
Hunter Douglas NV	NL	3,933	129,478

HOUSEHOLD PRODUCTS – 1.7%
The Procter & Gamble Co.		31,025	1,917,965

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.2%
AES Corp.*		27,060	222,974

INDUSTRIAL CONGLOMERATES – 0.9%
Siemens AG	DE	5,300	399,002
Tyco International, Ltd.		27,882	602,251

			1,001,253

INSURANCE – 10.1%
American International Group, Inc.		87,700	137,689
Berkshire Hathaway, Inc., Class A*		47	4,540,200
Loews Corp.		89,655	2,532,754
Markel Corp.*		329	98,371
MBIA, Inc.*		7,400	30,118
Nipponkoa Insurance Co., Ltd.	JP	53,050	412,718
The Hartford Financial Services Group, Inc.		21,800	357,956
The Principal Financial Group, Inc.		9,400	212,158
The Progressive Corp.		158,950	2,354,050
Transatlantic Holdings, Inc.		21,081	844,505

			11,520,519

INTERNET & CATALOG RETAIL – 0.5%
Amazon.com, Inc.*		10,330	529,722
Liberty Media Corp. –Interactive, Series A*		20,597	64,263

			593,985

	Country Code**	Shares	Value

INTERNET SOFTWARE & SERVICES – 0.9%
eBay, Inc.*		15,830	$220,987
Google, Inc., Class A*		2,500	769,125

			990,112

MACHINERY – 0.3%
PACCAR, Inc.		11,490	328,614

MARINE – 0.5%
China Shipping Development Co., Ltd.	HK	168,000	169,296
Kuehne & Nagel International AG	CH	6,186	400,657

			569,953

MEDIA – 4.9%
Comcast Corp., Class A Special		171,016	2,761,908
Grupo Televisa SA ADR		80,250	1,198,935
Liberty Media Corp. –Entertainment, Series A*		20,140	352,047
News Corp., Class A		142,930	1,299,234
WPP Group PLC ADR		700	20,713

			5,632,837

METALS & MINING – 0.4%
BHP Billiton PLC	GB	15,900	308,390
Rio Tinto PLC	GB	5,500	122,246

			430,636

MULTI-LINE RETAIL – 0.1%
Sears Holdings Corp.*		1,590	61,803

OIL & GAS-EXPLORATION & PRODUCTION – 16.4%
Canadian Natural Resources, Ltd.		43,235	1,728,535
China Coal Energy Co.	HK	314,100	253,841
ConocoPhillips		93,480	4,842,264
Devon Energy Corp.		57,700	3,791,467
EOG Resources, Inc.		49,443	3,291,915
Occidental Petroleum Corp.		77,500	4,649,225
OGX Petroleo e Gas Participacoes SA*	BR	300	67,669

			18,624,916

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

PAPER & FOREST PRODUCTS – 0.4%
Sino-Forest Corp.*	CA	55,300	$442,131

PERSONAL PRODUCTS – 0.3%
Avon Products, Inc.		13,130	315,514

PHARMACEUTICALS – 1.8%
Johnson & Johnson		10,400	622,232
Schering-Plough Corp.		81,100	1,381,133

			2,003,365

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.7%
Brookfield Asset Management, Inc.		37,580	573,847
Hang Lung Group, Ltd.	HK	90,000	274,936

			848,783

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.3%
Texas Instruments, Inc.		98,930	1,535,394

SOFTWARE – 2.0%
Microsoft Corp.		116,215	2,259,220

SPECIALTY RETAIL – 1.5%
Bed Bath & Beyond, Inc.*		37,610	956,046
CarMax, Inc.*		23,700	186,756
Lowe’s Cos., Inc.		26,850	577,812

			1,720,614

TOBACCO – 3.3%
Altria Group, Inc.		4,020	60,541
Philip Morris International, Inc.		85,748	3,730,896

			3,791,437

	Country Code**	Shares	Value

TRANSPORTATION – 0.5%
China Merchants Holdings International Co., Ltd.	HK	223,705	$436,880
Cosco Pacific Ltd.	HK	105,300	108,266

			545,146

WIRELESS TELECOMMUNICATION SERVICES – 0.2%
Sprint Nextel Corp.*		97,500	178,425

Total Common Stocks (cost $125,662,597)			101,549,235

		Principal Amount (000)
SHORT TERM INVESTMENTS – 13.5%
REPURCHASE AGREEMENT – 13.5%
State Street Bank and Trust Company, 0.01%, 1/2/09 (collateralized by $14,780,000 FHLB, 4.375%, 9/17/10, with a value of $15,736,266 total to be received $15,425,013) (cost $15,425,000)		$15,425	15,425,000

TOTAL INVESTMENTS – 102.7%
(cost $141,087,597)			116,974,235
Liabilities in excess of other assets – (2.7)%			(3,065,383)

NET ASSETS – 100.0%			$113,908,852

*	Non-income producing security
**	Unless otherwise noted the country code for all securities is United States.

ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank

BR	Brazil
CA	Canada
CH	Switzerland
DE	Germany
GB	Great Britain
HK	Hong Kong
JP	Japan
NL	Netherlands

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 99.2%
AEROSPACE & DEFENSE – 1.4%
Aerovironment, Inc.*		2,300	$84,663
Applied Signal Technology, Inc.		200	3,588
Argon ST, Inc.*		3,200	60,352
BE Aerospace, Inc.*		25,000	192,250
Ceradyne, Inc.*		14,500	294,495
Cubic Corp.		10,400	282,880
Ducommun, Inc.		7,700	128,590
DynCorp International, Inc.*		12,200	185,074
Esterline Technologies Corp.*		11,500	435,735
Gencorp, Inc.*		14,100	51,888
Goodrich Corp.		1,400	51,828
Herley Industries, Inc.*		700	8,596
Ladish Co., Inc.*		1,700	23,545
Precision Castparts Corp.		1,200	71,376
Triumph Group, Inc.		5,900	250,514

			2,125,374

AIR FREIGHT & LOGISTICS – 0.3%
Air Transport Services Group, Inc.*		2,400	432
Atlas Air Worldwide Holdings, Inc.*		7,600	143,640
HUB Group, Inc.*		3,500	92,855
Pacer International, Inc.		21,800	227,374

			464,301

AIRLINES – 0.9%
Continental Airlines, Inc., Class B*		10,100	182,406
Hawaiian Holdings, Inc.*		22,000	140,360
Republic Airways Holdings, Inc.*		17,900	190,993
SkyWest, Inc.		20,900	388,740
UAL Corp.		18,500	203,870
US Airways Group, Inc.*		40,200	310,746

			1,417,115

AUTO COMPONENTS – 1.1%
American Axle & Manufacturing Holdings, Inc.		29,000	83,810
Amerigon, Inc.*		600	1,956

	Country Code**	Shares	Value

ArvinMeritor, Inc.		35,400	$100,890
ATAC, Technology Corp.*		6,500	95,095
Autoliv, Inc.		14,600	313,316
Cooper Tire & Rubber Co.		29,400	181,104
Drew Industries, Inc.*		8,800	105,600
Exide Technologies*		10,700	56,603
Fuel Systems Solutions, Inc.*		100	3,276
GenTek, Inc.*		600	9,030
Hayes Lemmerz International, Inc.*		1,600	720
Lear Corp.*		37,040	52,226
Modine Manufacturing Co.		6,200	30,194
Sauer-Danfoss, Inc.		4,900	42,875
Shiloh Industries, Inc.		500	1,500
Stoneridge, Inc.*		9,800	44,688
Superior Industries International, Inc.		8,100	85,212
Tenneco Automotive, Inc.*		32,400	95,580
The Goodyear Tire & Rubber Co.*		6,500	38,805
TRW Automotive Holdings Corp.*		42,600	153,360
Visteon Corp.*		3,400	1,190
Wabco Holdings, Inc.		10,800	170,532

			1,667,562

AUTOMOBILES – 0.2%
Thor Industries, Inc.		16,700	220,106
Winnebago Industries, Inc.		8,000	48,240

			268,346

BEVERAGES – 0.0% +
Boston Beer Co., Inc.*		1,600	45,440
Coca-Cola Bottling Co. Consolidated		100	4,596

			50,036

BIOTECHNOLOGY – 1.4%
Acorda Therapeutics, Inc.*		2,700	55,377
Alexion Pharmaceuticals, Inc.*		2,800	101,332
Allos Therapeutics, Inc.*		8,600	52,632

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Alnylam Pharmaceuticals, Inc.*		1,100	$27,203
Array Biopharma, Inc.*		1,300	5,265
Celldex Therapeutics, Inc.*		2,000	15,840
Cepheid, Inc.*		2,000	20,760
Cubist Pharmaceuticals, Inc.*		11,800	285,088
CV Therapeutics, Inc.*		11,800	108,678
Dendreon Corp.*		12,300	56,334
Emergent Biosolutions, Inc.*		8,100	211,491
Enzon Pharmaceuticals, Inc.*		18,300	106,689
Facet Biotech Corp.*		5,880	56,389
Geron Corp.*		4,300	20,081
GTX, Inc.*		2,900	48,836
Halozyme Therapeutics, Inc.*		1,100	6,160
Human Genome Sciences, Inc.*		12,700	26,924
Incyte Corp.*		6,800	25,772
Isis Pharmaceuticals, Inc.*		1,200	17,016
Ligand Pharmaceuticals, Inc.*		2,100	5,754
Mannkind Corp.*		7,500	25,725
Martek Biosciences Corp.		5,800	175,798
Momenta Pharmaceuticals, Inc.*		11,000	127,600
Myriad Group, Inc.*		1,800	119,268
Nabi Biopharmaceuticals*		2,000	6,700
NPS Pharmaceuticals, Inc.*		2,300	14,283
OSI Pharmaceuticals, Inc.*		600	23,430
Osiris Therapeutics, Inc.*		1,500	28,740
PDL BioPharma, Inc.		29,400	181,692
Progenics Pharmaceuticals, Inc.*		6,000	61,860
Rigel Pharmaceuticals, Inc.*		2,700	21,600
Rxi Pharmaceuticals Corp.*		828	4,761
Savient Pharmaceuticals, Inc.*		12,700	73,533

	Country Code**	Shares	Value

Zymogenetics, Inc.*		1,800	$5,400

			2,124,011

BUILDING PRODUCTS – 1.2%
Aaon, Inc.		7,450	155,556
American Woodmark Corp.		2,700	49,221
Ameron International Corp.		4,200	264,264
Apogee Enterprises, Inc.		11,300	117,068
Armstrong World Industries, Inc.		7,000	151,340
Griffon Corp.*		12,954	120,859
Insteel Industries, Inc.		13,500	152,415
Lennox International, Inc.		2,200	71,038
NCI Building Systems, Inc.*		12,600	205,380
Quanex Building Products Corp.		18,600	174,282
Trex Co., Inc.*		8,000	131,680
Universal Forest Products, Inc.		8,100	217,971

			1,811,074

CAPITAL MARKETS – 1.3%
Affiliated Managers Group, Inc.*		1,200	50,304
Ameriprise Financial, Inc.		2,800	65,408
BGC Partners, Inc.		1,800	4,968
Cohen & Steers, Inc.		1,600	17,584
E*Trade Financial Corp.*		116,800	134,320
GAMCO Investors, Inc.		2,000	54,640
GFI Group, Inc.		2,200	7,788
Investment Technology Group, Inc.*		3,300	74,976
Janus Capital Group, Inc.		13,700	110,011
KBW, Inc.*		3,400	78,200
Knight Capital Group, Inc.*		14,300	230,945
LaBranche & Co., Inc.*		31,600	151,364
Legg Mason, Inc.		1,900	41,629
NGP Capital Resources Co.		1,200	10,044

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Penson Worldwide, Inc.*		5,800	$44,196
Piper Jaffray Cos., Inc.*		5,300	210,728
Sanders Morris Harris Group, Inc.		1,200	7,188
SEI Investments Co.		600	9,426
Stifel Financial Corp.*		6,100	279,685
SWS Group, Inc.		14,350	271,932
Thomas Weisel Partners Group, Inc.*		1,100	5,192
Tradestation Group, Inc.*		3,700	23,865
US Global Investors, Inc.		300	1,467
Waddell & Reed Financial, Inc., Class A		5,200	80,392

			1,966,252

CHEMICALS – 2.8%
American Vanguard Corp.		1,700	19,890
Arch Chemicals, Inc.		800	20,856
Ashland, Inc.		29,062	305,442
Balchem Corp.		2,700	67,257
Cabot Corp.		2,100	32,130
Calgon Carbon Corp.*		7,400	113,664
Celanese Corp., Series A		900	11,187
CF Industries Holdings, Inc.		1,600	78,656
Chemtura Corp.		106,300	148,820
Cytec Industries, Inc.		3,900	82,758
Eastman Chemical Co.		900	28,539
Ferro Corp.		19,300	136,065
Fuller H B Co.		20,100	323,811
Ico, Inc.*		7,000	22,120
Innophos Holdings, Inc.		9,100	180,271
Innospec, Inc.		8,300	48,887
Koppers Holdings, Inc.		12,300	265,926
Landec Corp.*		5,400	35,532
LSB Industries, Inc.*		4,720	39,270
Minerals Technologies, Inc.		5,200	212,680
Nalco Holding Co.		2,900	33,466
NewMarket Corp.		4,500	157,095
Nova Chemicals Corp.		24,600	117,342
Olin Corp.		17,800	321,824

	Country Code**	Shares	Value

OM Group, Inc.*		8,900	$187,879
Penford Corp.		300	3,036
PolyOne Corp.*		37,200	117,180
Quaker Chemical Corp.		3,200	52,640
Rockwood Holdings, Inc.*		8,700	93,960
Schulman A, Inc.		10,000	170,000
ShengdaTech, Inc.*		1,500	5,280
Spartech Corp.		10,100	63,226
Stepan Chemical Co.		2,600	122,174
Terra Industries, Inc.		8,100	135,027
Valhi, Inc.		200	2,140
Valspar Corp.		11,800	213,462
W.R. Grace & Co.*		2,200	13,134
Westlake Chemical Corp.		800	13,032
Zep, Inc.		9,930	191,748
Zoltek Cos., Inc,*		5,900	53,041

			4,240,447

COMMERCIAL BANKS – 4.3%
1st Source Corp.		700	16,541
AMCORE Financial, Inc.		1,400	5,068
Bancfirst Corp.		900	47,628
Banco Latinoamericano De Exportaciones SA, Class E		3,300	47,388
BankFinancial Corp.		700	7,133
Boston Private Financial Holdings, Inc.		10,000	68,400
Capitol Bancorp, Ltd.		600	4,680
Cascade Bancorp		1,500	10,125
Cathay General Bancorp		6,600	156,750
Central Pacific Financial Corp.		13,400	134,536
Chemical Financial Corp.		2,700	75,276
Citizens Republic Bancorp, Inc.		11,000	32,780
City Holding Co.		5,300	184,334
Cobiz Financial, Inc.		2,400	23,376
Columbia Banking System, Inc.		2,000	23,860
Community Banking Systems, Inc.		8,800	214,632
Community Trust Bancorp, Inc.		3,500	128,625
East West Bancorp, Inc.		19,500	311,415

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

F.N.B. Corp.		900	$11,880
First Community Bancshares, Inc.		1,500	52,305
First Financial Bancorp		4,000	49,560
First Horizon National Corp.		47,309	500,054
First Merchants Corp.		4,600	102,166
First Midwest Bancorp, Inc.		7,600	151,772
First Security Group, Inc.		2,000	9,240
Frontier Financial Corp.		11,400	49,704
Glacier Bancorp, Inc.		600	11,412
Greene Bancshares, Inc.		1,911	25,876
Guaranty Bancorp*		2,500	5,000
Hancock Holding Co.		400	18,184
Hanmi Financial Corp.		3,400	7,004
Huntington Bancshares, Inc.		10,100	77,366
Iberiabank Corp.		1,300	62,400
Independent Bank Corp. Massachusetts		1,200	31,392
International Bancshares Corp.		3,400	74,222
MainSource Financial Group, Inc.		2,200	34,100
MB Financial, Inc.		900	25,155
National Penn Bancshares, Inc.		20,300	294,553
NBT Bancorp, Inc.		4,300	120,228
Old National Bancorp		8,100	147,096
Old Second Bancorp, Inc.		200	2,320
Oriental Financial Group		6,500	39,325
Pacific Capital Bancorp		22,900	386,552
PacWest Bancorp		8,100	217,890
Park National Corp.		700	50,225
Popular, Inc.		39,400	203,304
Porter Bancorp, Inc.		315	4,835
Prosperity Bancshares, Inc.		1,500	44,385
Provident Bankshares Corp.		19,300	186,438
Regions Financial Corp.		9,600	76,416
Renasant Corp.		1,500	25,545
Republic Bancorp, Inc.		1,200	32,640
Sandy Spring Bancorp, Inc.		1,800	39,294
Santander Bancorp		2,200	27,478

	Country Code**	Shares	Value

Signature Bank*		500	$14,345
Simmons First National Corp., Class A		2,400	70,728
Southside Bancshares, Inc.		2,100	49,350
Southwest Bancorp, Inc.		100	1,296
Sterling Bancorp		8,700	122,061
Sterling Financial Corp.		8,300	73,040
Susquehanna Bancshares, Inc.		27,000	429,570
The Colonial BancGroup, Inc.		39,900	82,593
The South Financial Group, Inc.		19,100	82,512
Tompkins Financial Corp.		2,200	127,490
TowneBank		200	4,958
Trustmark Corp.		1,100	23,749
UCBH Holdings, Inc.		21,400	147,232
UMB Financial Corp.		900	44,226
Umpqua Holdings Corp.		6,300	91,161
United Bankshares, Inc.		300	9,966
United Community Banks, Inc.		8,642	117,363
WesBanco, Inc.		4,700	127,887
West Coast Bancorp		900	5,931
Westamerica Bancorporation		400	20,460
Western Alliance Bancorp*		4,000	40,360
Whitney Holding Corp.		9,600	153,504
Wintrust Financial Corp.		6,200	127,534

			6,657,179

COMMERCIAL SERVICES & SUPPLIES – 5.4%
Acco Brands Corp.*		8,300	28,635
Administaff, Inc.		14,100	305,688
American Ecology Corp.		7,800	157,794
American Reprographics Co.*		12,700	87,630
Amrep Corp.*		400	12,512
Bowne & Co., Inc.		8,800	51,744
Casella Waste Systems, Inc., Class A*		2,100	8,568
CBIZ, Inc.*		22,900	198,085
CDI Corp.		12,200	157,868
Cenveo, Inc.*		10,200	45,390

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Clean Harbors, Inc.*		900	$57,096
Comfort Systems USA, Inc.		21,900	233,454
COMSYS IT Partners, Inc.*		2,000	4,480
Consolidated Graphics, Inc.*		7,300	165,272
Copart, Inc.*		400	10,876
Cornell Cos., Inc.*		6,600	122,694
Costar Group, Inc.*		4,300	141,642
Courier Corp.		1,100	19,690
CRA International, Inc.*		5,400	145,422
Deluxe Corp.		31,400	469,744
EnergySolutions, Inc.		10,100	57,065
Ennis, Inc.		4,900	59,339
Equifax, Inc.		1,500	39,780
Exponent, Inc.*		8,300	249,664
First Advantage Corp., Class A*		3,300	46,695
G&K Services, Inc.		5,800	117,276
Heidrick & Struggles International, Inc.		6,700	144,318
Hewitt Associates, Inc., Class A*		2,200	62,436
Hill International, Inc.*		10,400	73,216
HNI Corp.		18,600	294,624
Hudson Highland Group, Inc.*		6,000	20,100
ICF International, Inc.*		4,500	110,565
Interface, Inc.		32,500	150,800
Kelly Services, Inc., Class A		9,500	123,595
Kenexa Corp.*		5,000	39,900
Kforce, Inc.*		5,600	43,008
Knoll, Inc.		15,500	139,810
Korn / Ferry International*		25,900	295,778
Layne Christensen Co.*		1,000	24,010
M&F Worldwide Corp.*		900	13,905
Manpower, Inc.		2,500	84,975
McGrath Rentcorp.		3,200	68,352
Metalico, Inc.*		8,000	12,400
Miller Herman, Inc.		25,600	333,568
Monster Worldwide, Inc.*		31,300	378,417
On Assignment, Inc.*		8,900	50,463
PHH Corp.*		22,400	285,152
Pike Electric Corp.*		8,800	108,240

	Country Code**	Shares	Value

PRG-Schultz International, Inc.*		300	$1,224
Resources Global Professionals*		20,200	330,876
Robert Half International, Inc.		1,900	39,558
RR Donnelley & Sons Co.		7,800	105,924
RSC Holdings, Inc.*		3,000	25,560
Schawk, Inc.		6,900	79,074
School Specialty, Inc.*		5,700	108,984
Spherion Corp.*		11,700	25,857
Standard Parking Corp.*		1,600	30,944
Steelcase, Inc., Class A		46,800	263,016
Taleo Corp.*		7,300	57,159
Team, Inc.*		4,800	132,960
Teletech Holdings, Inc.*		20,900	174,515
The Advisory Board Co.*		500	11,150
The Brink’s Co.		2,500	67,200
The Corporate Executive Board Co.		6,000	132,360
The Standard Register Co.		11,140	99,480
Ticketmaster*		5,080	32,614
Trueblue, Inc.*		26,800	256,476
United Stationers, Inc.*		6,800	227,732
Viad Corp.		10,900	269,666
Waste Services, Inc.*		3,400	22,372
Watson Wyatt Worldwide, Inc.		100	4,782

			8,351,218

COMMUNICATIONS EQUIPMENT – 3.1%
3Com Corp.*		82,300	187,644
Acme Packet, Inc.*		6,700	35,242
Adtran, Inc.		15,200	226,176
Avocent Corp.*		24,800	444,168
Bel Fuse, Inc.		700	12,628
Bigband Networks*		5,000	27,600
Black Box Corp.		4,160	108,659
Ciena Corp.*		30,200	202,340
CommScope, Inc.*		14,300	222,222
Comtech Telecommunications*		2,400	109,968
Digi International, Inc.*		3,800	30,818
Dycom Industries, Inc.*		26,200	215,364

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Echostar Corp., Class A*		1,900	$28,253
EMS Technologies, Inc.*		5,600	144,872
Extreme Networks, Inc.*		5,475	12,812
F5 Networks, Inc.*		5,000	114,300
Finisar Corp.*		25,400	9,652
Harris Stratex Networks, Inc.*		2,400	12,384
Hughes Communications, Inc.*		1,100	17,534
Interdigital, Inc.*		11,700	321,750
Ixia*		15,900	91,902
JDS Uniphase Corp.*		90,700	331,055
Loral Space & Communications, Inc.*		100	1,453
Mastec, Inc.*		23,300	269,814
NETGEAR, Inc.*		3,700	42,217
Oplink Communications, Inc.*		1,400	12,040
Parkervision, Inc.*		3,472	8,576
Performance Technologies, Inc.*		600	2,004
Plantronics, Inc.		29,800	393,360
Polycom, Inc.*		8,300	112,133
Powerwave Technologies, Inc.*		50,800	25,400
Seachange International, Inc.*		8,600	62,006
Shoretel, Inc.*		2,900	13,021
Sonus Networks, Inc.*		8,400	13,272
Starent Networks Corp.*		2,000	23,860
Symmetricom, Inc.*		1,200	4,740
Tekelec, Inc.*		20,700	276,138
Tellabs, Inc.*		109,700	451,964
UTStarcom, Inc.*		31,100	57,535
Viasat, Inc.*		6,200	149,296

			4,826,172

COMPUTERS & PERIPHERALS – 1.9%
3par, Inc.*		6,900	52,923
Adaptec, Inc.*		31,600	104,280
Avid Technology, Inc.*		11,600	126,556
Brocade Communications Systems, Inc.*		90,100	252,280
Compellent Technologies, Inc.*		900	8,757

	Country Code**	Shares	Value

Eletronics for Imaging, Inc.*		18,500	$176,860
Emulex Corp.*		48,100	335,738
Hutchinson Technology, Inc.*		3,200	11,136
Hypercom Corp.*		400	432
Imation Corp.		11,200	151,984
Intermec, Inc.*		3,200	42,496
Lexmark International, Inc., Class A*		2,800	75,320
NCR Corp.*		5,100	72,114
NetApp, Inc.*		1,000	13,970
Netezza Corp.*		12,400	82,336
Palm, Inc.*		14,400	44,208
PROS Holdings, Inc.*		700	4,025
QLogic Corp.*		43,200	580,608
Rackable Systems, Inc.*		2,300	9,062
Seagate Technology		21,200	93,916
Stec, Inc.*		23,000	97,980
Stratasys, Inc.*		1,100	11,825
Sun Microsystems, Inc.*		13,800	52,716
Synaptics, Inc.*		20,100	332,856
Teradata Corp.*		2,000	29,660
Western Digital Corp.*		16,500	188,925
Xyratex, Ltd.*		3,000	8,850

			2,961,813

CONSTRUCTION & ENGINEERING – 1.4%
Chicago Bridge & Iron Co., NV		20,300	204,015
EMCOR Group, Inc.*		29,100	652,713
Fluor Corp.		1,900	85,253
Furmanite Corp.*		2,000	10,780
Granite Construction, Inc.		7,200	316,296
Insituform Technologies, Inc., Class A*		9,800	192,962
Integrated Electrical Services, Inc.*		3,600	31,536
KBR, Inc.		300	4,560
Michael Baker Corp.*		3,700	136,567
Orion Marine Group, Inc.*		300	2,898
Perini Corp.*		20,200	472,276
The Shaw Group, Inc.*		3,700	75,739

			2,185,595

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

Country Code**	Shares	Value

CONSUMER FINANCE – 0.8%
Advance America Cash Advance Centers, Inc.	800	$1,512
Advanta Corp.	8,000	16,720
AmeriCredit Corp.*	33,200	253,648
Cash America International, Inc.	12,300	336,405
Discover Financial Services	9,100	86,723
Dollar Financial Corp.*	800	8,240
EZCORP, Inc., Class A*	8,300	126,243
First Cash Financial Services, Inc.*	9,500	181,070
Nelnet, Inc., Class A	4,900	70,217
The First Marblehead Corp.*	9,100	11,739
The Student Loan Corp.	200	8,200
World Acceptance Corp.*	7,700	152,152

		1,252,869

CONTAINERS & PACKAGING – 0.5%
Myers Industries, Inc.	10,700	85,600
Packaging Corp of America	300	4,038
Rock-Tenn Co.	6,700	229,006
Sealed Air Corp.	1,700	25,398
Smurfit-Stone Container Corp.*	54,800	13,974
Sonoco Products Co.	2,100	48,636
Temple-Inland, Inc.	58,500	280,800

		687,452

DISTRIBUTORS – 0.0% +
Core-mark Holding Co., Inc.*	1,200	25,824

DIVERSIFIED CONSUMER SERVICES – 0.7%
Career Education Corp.*	13,200	236,808
Coinstar, Inc.*	800	15,608
Noah Education Holdings Ltd. ADR	4,120	12,978
Pre-Paid Legal Services, Inc.*	1,800	67,122
Regis Corp.	16,900	245,557
Service Corp. International	10,100	50,197

	Country Code**	Shares	Value

Steiner Leisure, Ltd.*		6,000	$177,120
Stewart Enterprises, Inc., Class A		25,400	76,454
Thinkorswim Group, Inc.*		5,900	33,158
Universal Technical Institute, Inc.*		4,800	82,416

			997,418

DIVERSIFIED FINANCIAL SERVICES – 0.5%
Asset Acceptance Capital Corp.*		4,800	24,528
CIT Group, Inc.		36,500	165,710
Encore Capital Group, Inc.*		1,200	8,640
Financial Federal Corp.		9,600	223,392
Interactive Brokers Group, Inc., Class A*		9,800	175,322
Marketaxess Holdings, Inc.*		4,300	35,088
Newstar Financial, Inc.*		800	3,192
NYSE Euronext		2,400	65,712
Pico Holdings, Inc.*		1,100	29,238

			730,822

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.4%
Alaska Communications Systems, Inc.		7,900	74,102
Atlantic Tele-network, Inc.		4,200	111,510
Cbeyond, Inc.*		5,400	86,292
Cincinnati Bell, Inc.*		109,700	211,721
Cogent Communications Group, Inc.*		9,700	63,341
Embarq Corp.		4,700	169,012
General Communication, Inc. Class A*		4,100	33,169
Global Crossing Ltd*		5,300	42,082
Iowa Telecommunication Services, Inc.		12,200	174,216
NTELOS Holdings Corp.		16,000	394,560
PAETEC Holding Corp.*		2,600	3,744
Premiere Global Services, Inc.*		40,600	349,566

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Qwest Communications International, Inc.		21,500	$78,260
Tw Telecom, Inc.*		38,900	329,483
Windstream Corp.		1,000	9,200

			2,130,258

ELECTRICAL EQUIPMENT – 2.0%
Acuity Brands, Inc.		13,800	481,758
Advanced Battery Technologies, Inc.*		1,500	3,990
AZZ, Inc.*		5,900	148,090
Baldor Electric Co.		20,700	369,495
Belden CDT, Inc.		21,459	448,064
Brady Corp.		3,300	79,035
C&D Technologies, Inc.*		4,100	12,833
Encore Wire Corp.		11,200	212,352
EnerSys*		3,100	34,100
FuelCell Energy, Inc.*		1,800	6,984
Fushi Copperweld, Inc.*		500	2,635
GrafTech International Ltd.*		58,300	485,056
Hubbell, Inc., Class B		800	26,144
II-VI, Inc.*		2,000	38,180
LSI Industries, Inc.		3,300	22,671
Plug Power, Inc.*		800	816
Polypore International, Inc.*		1,400	10,584
Powell Industries, Inc.*		4,800	139,296
Regal-Beloit Corp.		1,600	60,784
Rockwell Automation, Inc.		1,600	51,584
Smith A O Corp.		10,700	315,864
Valence Technology, Inc.*		10,500	19,110
Vicor Corp.		3,800	25,118
Woodward Governor Co.		5,100	117,402

			3,111,945

ELECTRONIC EQUIPMENT & INSTRUMENTS – 3.1%
Acacia Research – Acacia Technologies*		3,500	10,640
Agilent Technologies, Inc.*		5,500	85,965
Agilysys, Inc.		1,000	4,290
Amphenol Corp., Class A		3,600	86,328
Anixter International, Inc.*		4,100	123,492

	Country Code**	Shares	Value

Arrow Electronics, Inc.*		11,900	$224,196
Avnet, Inc.*		3,100	56,451
Benchmark Electronics, Inc.*		35,000	446,950
Brightpoint, Inc.*		14,500	63,075
Cogent, Inc.*		9,100	123,487
Cognex Corp.		10,070	149,036
Coherent, Inc.*		6,900	148,074
CTS Corp.		17,400	95,874
Daktronics, Inc.		4,600	43,056
DTS, Inc.*		7,700	141,295
Electro Rent Corp.		100	1,116
Electro Scientific Industries, Inc.*		6,800	46,172
Gerber Scientific, Inc.*		2,100	10,731
Ingram Micro, Inc., Class A*		5,400	72,306
Insight Enterprises, Inc.*		13,400	92,460
Itron, Inc.*		500	31,870
L-1 Identity Solutions, Inc.*		800	5,392
Littelfuse, Inc.*		7,900	131,140
Measurement Specialties, Inc.*		100	695
Methode Electronics, Inc.		19,260	129,812
Molex, Inc.		4,500	65,205
MTS Technologies, Inc.		5,000	133,200
Multi Fineline Electronix, Inc.*		10,700	125,083
Nam Tai Electronics, Inc.		4,100	22,550
National Instruction Corp.		2,200	53,592
Newport Corp.*		7,100	48,138
OSI Systems, Inc.*		4,500	62,325
Park Electrochemical Corp.		6,100	115,656
PC Connection, Inc.*		1,500	7,680
Plexus Corp.*		16,700	283,065
RadiSys Corp.*		200	1,106
Rofin-Sinar Technologies, Inc.*		14,200	292,236
Rogers Corp.*		4,800	133,296
Sanmina-SCI Corp.*		93,600	43,992
ScanSource, Inc.*		6,600	127,182
SYNNEX Corp.*		15,100	171,083
Tech Data Corp.*		14,200	253,328

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Technitrol, Inc.		12,500	$43,500
Trimble Navigation Ltd.*		4,100	88,601
TTM Technologies, Inc.*		23,400	121,914
Universal Display Corp.*		700	6,615
Vishay Intertechnology, Inc.*		79,500	271,890
Zygo Corp.*		300	2,073

			4,797,213

ENERGY EQUIPMENT & SERVICES – 2.9%
Allis-Chalmers Energy, Inc.*		13,000	71,500
Basic Energy Services, Inc.*		13,400	174,736
BJ Services Co.		5,300	61,851
Bronco Drilling Co., Inc.*		2,000	12,920
Complete Production Services, Inc.*		27,300	222,495
Dawson Geophysical Co.*		2,800	49,868
Dresser-Rand Group, Inc.*		6,200	106,950
Dril-Quip, Inc.*		3,700	75,887
Englobal Corp.*		8,100	26,325
ENSCO International, Inc.		5,331	151,347
Exterran Holdings, Inc.*		7,200	153,360
Forbes Energy Services Ltd.* (1)	CA	25,700	32,060
Global Industries, Ltd.*		9,200	32,108
Gulf Island Fabrication, Inc.		9,100	131,131
Gulfmark Offshore, Inc.*		6,700	159,393
Headwaters, Inc.*		23,800	160,650
Helmerich & Payne, Inc.		800	18,200
Hercules Offshore, Inc.*		14,000	66,500
Hornbeck Offshore Services, Inc.*		5,600	91,504
Ion Geophysical Corp.*		13,600	46,648
Key Energy Services, Inc.*		47,400	209,034
Lufkin Industries, Inc.		500	17,250

	Country Code**	Shares	Value

Matrix Service Co.*		3,900	$29,913
Nabors Industries, Ltd.*		7,800	93,366
NATCO Group, Inc.*		2,600	39,468
Natural Gas Services Group, Inc.*		3,700	37,481
Newpark Resources*		29,700	109,890
North American Energy Partners, Inc.*		4,200	14,028
Oceaneering International, Inc.*		2,300	67,022
Oil States International, Inc.*		22,600	422,394
Parker Drilling Co.*		51,200	148,480
Patterson-UTI Energy, Inc.		14,100	162,291
FPioneer Drilling Co.*		14,900	82,993
Precision Drilling Trust		14,844	124,545
Pride International, Inc.*		3,400	54,332
SEACOR Holdings, Inc.*		5,500	366,575
Superior Energy Services, Inc.*		5,500	87,615
T-3 Energy Services, Inc.*		200	1,888
Technicoil Corp.*	CA	16,600	5,413
TETRA Technologies, Inc.*		19,300	93,798
Tidewater, Inc.		1,000	40,270
Union Drilling, Inc.*		6,500	33,735
Unit Corp.*		8,600	229,792
Weatherford International Ltd.*		6,000	64,920
Willbros Group, Inc.*		7,800	66,066

			4,447,992

FOOD & STAPLES RETAILING – 0.5%
Arden Group, Inc.		200	25,200
Casey’s General Stores, Inc.		2,100	47,817
Ingles Markets, Inc.		2,000	35,180
Nash Finch Co.		5,000	224,450
Spartan Stores, Inc.		4,800	111,600
SUPERVALU, Inc.		2,400	35,040
The Andersons, Inc.		400	6,592
The Pantry, Inc.*		11,800	253,110
Winn-Dixie Stores, Inc.*		300	4,830

			743,819

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

FOOD PRODUCTS – 0.5%
Agria Corp. ADR*		200	$298
B&G Foods, Inc., Class A		1,000	5,400
Bunge, Ltd.		500	25,885
Chiquita Brands Inernational, Inc.*		12,000	177,360
Darling International, Inc.*		42,200	231,678
Del Monte Foods Co.		12,800	91,392
Diamond Foods, Inc.		5,900	118,885
J & J Snack Foods Corp.		500	17,940
Omega Protein Corp.*		7,900	31,679
Ralcorp Holdings, Inc.*		1,100	64,240
Reddy Ice Holdings, Inc.		1,200	1,728

			766,485

GAS UTILITIES – 0.2%
Northwest Natural Gas Co.		1,100	48,653
The Laclede Group, Inc.		2,000	93,680
WGL Holdings, Inc.		5,900	192,871

			335,204

HEALTH CARE EQUIPMENT & SUPPLIES – 1.5%
Abaxis, Inc.*		2,000	32,060
Advanced Medical Optics, Inc.*		8,200	54,202
Align Technology, Inc.*		8,900	77,875
American Medical Systems Holdings, Inc.*		2,000	17,980
Analogic Corp.		7,800	212,784
Angiodynamics, Inc.*		3,100	42,439
Cardiac Science Corp*		300	2,250
Conmed Corp.*		6,000	143,640
Cyberonics, Inc.*		10,700	177,299
Datascope Corp.		3,700	193,288
Exactech, Inc.*		2,800	47,152
Invacare Corp.		1,300	20,176
Inverness Medical Innovations, Inc.*		1,600	30,256
Iris International, Inc.*		2,200	30,668
Kensey Nash Corp.*		6,800	131,988
Merit Medical Systems, Inc.*		9,800	175,714

	Country Code**	Shares	Value

Natus Med, Inc.*		6,800	$88,060
Neogen Corp.*		500	12,490
Orthofix International*		2,000	30,660
Palomar Medical Technologies, Inc.*		2,800	32,284
Quidel Corp.*		10,700	139,849
Sirona Dental Systems, Inc.*		1,800	18,900
Somanetics Corp.*		6,100	100,711
Sonosite, Inc.*		3,700	70,596
Spectranetics Corp.*		400	1,044
Stereotaxis, Inc.*		1,200	5,280
STERIS Corp.		5,000	119,450
Symmetry Medical, Inc.*		3,500	27,895
Synovis Life Technologies, Inc.*		3,900	73,086
Vnus Medical Technologies, Inc.*		3,900	63,258
Volcano Corp.*		1,300	19,500
Zoll Medical Corp.*		8,000	151,120

			2,343,954

HEALTH CARE PROVIDERS & SERVICES – 3.2%
Air Methods Corp.*		500	7,995
Alliance Imaging, Inc.*		10,900	86,873
Almost Family, Inc.*		1,100	49,478
AMERIGROUP Corp.*		17,800	525,456
AMN Healthcare Services, Inc.*		9,200	77,832
Assisted Living Concepts, Inc.*		2,900	12,035
athenahealth, Inc.*		500	18,810
Brookdale Senior Living, Inc.		11,300	63,054
Centene Corp.*		22,000	433,620
Chemed Corp.		7,200	286,344
Chindex International, Inc.*		1,050	8,347
CIGNA Corp.		4,100	69,085
Community Health Systems, Inc.*		2,000	29,160
Corvel Corp.*		1,500	32,970
Coventry Health Care, Inc.*		1,700	25,296
Cross Country Healthcare, Inc.*		6,500	57,135
Cryolife, Inc.*		10,800	104,868
Ensign Group Inc.		600	10,044
Gentiva Health Services, Inc.*		2,400	70,224

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Hanger Orthopedic Group, Inc.*		11,600	$168,316
Health Management Associates, Inc., Class A*		8,000	14,320
Health Net, Inc.*		11,000	119,790
Healthextras, Inc.*		6,400	155,840
HEALTHSOUTH Corp.*		900	9,864
Healthspring, Inc.*		19,700	393,409
Healthways, Inc.*		6,100	70,028
Kindred Healthcare, Inc.*		14,900	193,998
Landauer, Inc.		3,400	249,220
LifePoint Hospitals, Inc.*		19,500	445,380
Lincare Holdings, Inc.*		7,500	201,975
Medcath Corp.*		2,400	25,056
MEDNAX, Inc.*		2,400	76,080
Molina Healthcare, Inc.*		9,800	172,578
Odyssey Healthcare, Inc.*		4,700	43,475
Owens & Minor, Inc.		1,700	64,005
Pharmerica Corp.*		10,900	170,803
Providence Service Corp.*		900	1,305
Rehabcare Group, Inc.*		9,500	144,020
Res-Care, Inc.*		5,900	88,618
Skilled Healthcare Group, Inc.*		1,800	15,192
Sun Healthcare Group, Inc.*		2,000	17,700
WellCare Health Plan, Inc.*		12,300	158,178

			4,967,776

HEALTH CARE TECHNOLOGY – 0.1%
Allscripts-Misys Heathcare Solutions, Inc.		6,600	65,472
Computer Programs and Systems, Inc.		1,800	48,240
IMS Health, Inc.		1,000	15,160
Omnicell, Inc.*		5,900	72,039

			200,911

HOTELS, RESTAURANTS & LEISURE – 2.5%
AFC Enterprises*		1,100	5,159
Ameristar Casinos, Inc.		5,000	43,200
Bally Technologies, Inc.*		3,900	93,717

	Country Code**	Shares	Value

BJ’s Restaurants, Inc.*		2,300	$24,771
Bob Evans Farms, Inc.		17,500	357,525
Boyd Gaming Corp.		29,200	138,116
Brinker International, Inc.		28,000	295,120
California Pizza Kitchen, Inc.*		9,900	106,128
CEC Entertainment, Inc.*		13,400	324,950
Churchill Downs, Inc.		1,000	40,420
CKE Restaurants, Inc.		18,700	162,316
Cracker Barrel Old Country Store, Inc.		10,496	216,113
Dennys Corp.*		41,400	82,386
DineEquity, Inc.		3,400	39,304
Domino’s Pizza, Inc.*		1,600	7,536
Dover Downs Gaming & Entertainment, Inc.		400	1,272
International Speedway Corp., Class A		6,100	175,253
Interval Leisure Group, Inc.*		3,680	19,835
Isle of Capri Casinos, Inc.*		3,600	11,520
Jack In The Box, Inc.*		11,700	258,453
Krispy Kreme Doughnuts, Inc.*		14,600	24,528
LIFE TIME FITNESS, Inc.*		4,300	55,685
Marcus Corp.		4,900	79,527
Morgans Hotel Group*		800	3,728
O’Charley’s, Inc.		1,200	2,400
Orient-Express Hotels, Ltd.		6,600	50,556
Panera Bread Co., Class A*		3,700	193,288
Peet’s Coffee & Tea, Inc.*		1,000	23,250
Pinnacle Entertainment, Inc.*		9,100	69,888
Red Robin Gourmet Burgers, Inc.*		4,200	70,686
Riviera Holdings Corp.*		100	300
Ruby Tuesday, Inc.*		11,200	17,472
Shuffle Master, Inc.*		5,100	25,296
Sonic Corp.*		3,500	42,595
Speedway Motorsports, Inc.		6,700	107,937
The Cheesecake Factory, Inc.*		9,400	94,940

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

The Steak N Shake Co.*		4,500	$26,775
Town Sports International Holdings, Inc.*		1,900	6,061
Vail Resorts, Inc.*		4,900	130,340
WMS Industries, Inc.*		12,500	336,250
Wyndham Worldwide Corp.		18,500	121,175

			3,885,771

HOUSEHOLD DURABLES – 1.7%
American Greetings Corp.		25,700	194,549
Avatar Holdings, Inc.*		600	15,912
Beazer Homes USA, Inc.*		16,900	26,702
Blyth, Inc.		16,700	130,928
Brookfield Homes Corp.		700	3,024
Cavco Industries, Inc.*		1,000	26,890
Centex Corp.		10,900	115,976
Champion Enterprises, Inc.*		28,700	16,072
CSS Industries, Inc.		3,100	54,994
Ethan Allen Interiors, Inc.		6,800	97,716
Furniture Brands International, Inc.		17,100	37,791
Harman International Industries, Inc.		11,800	197,414
Helen of Troy, Ltd.*		11,300	196,168
Hooker Furniture Corp.		4,300	32,938
Hovnanian Enterprises, Inc., Class A*		41,700	71,724
Jarden Corp.*		2,600	29,900
KB Home		7,900	107,598
Kimball International, Inc.		5,700	49,077
La-Z- Boy, Inc.		25,000	54,250
Lennar Corp., Class A		31,400	272,238
M.D.C. Holdings, Inc.		900	27,270
M/I Homes, Inc.		6,600	69,564
Meritage Homes Corp.*		11,200	136,304
National Presto Industries, Inc.		2,100	161,700
Palm Harbor Homes, Inc.*		1,500	7,470
Ryland Group, Inc.		12,600	222,642
Sealy Corp.		15,000	37,650
Standard Pacific Corp.*		7,100	12,638

	Country Code**	Shares	Value

Tempur-Pedic International, Inc.		19,100	$135,419
Universal Electronics, Inc.*		100	1,622

			2,544,140

HOUSEHOLD PRODUCTS – 0.1%
Central Garden And Pet Co., Class A*		10,000	59,000
WD-40 Co.		4,300	121,647

			180,647

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.0% +
Canadian Hydro Developers, Inc.*	CA	7,800	18,829
Mirant Corp.*		2,300	43,401

			62,230

INDUSTRIAL CONGLOMERATES – 0.3%
McDermott International, Inc.*		1,500	14,820
Raven Industries, Inc.		5,100	122,910
Standex International Corp.		2,700	53,568
Tredegar Corp.		11,100	201,798
Walter Industries, Inc.		3,000	52,530

			445,626

INSURANCE – 5.0%
Allied World Assurance Holdings, Ltd.		6,100	247,660
American Equity Investment Life Holding Co.		16,400	114,800
American Financial Group, Inc.		2,600	59,488
American Physicians Capital, Inc.		5,350	257,335
Amerisafe, Inc.*		10,880	223,366
Amtrust Financial Services, Inc.		14,600	169,360
Aspen Insurance Holdings, Ltd.		18,400	446,200
Assured Guaranty, Ltd.		1,600	18,240
Axis Capital Holdings, Ltd.		1,600	46,592
Citizens, Inc.*		1,300	12,610
CNA Financial Corp.		6,200	101,928
CNA Surety Corp.*		7,800	149,760

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Conseco, Inc.*		55,300	$286,454
Delphi Financial Group, Inc.		12,450	229,578
Donegal Group, Inc.		233	3,907
eHealth, Inc.*		600	7,968
EMC Insurance Group, Inc.		300	7,695
Employers Holdings, Inc.		12,100	199,650
Endurance Specialty Holdings, Ltd.		4,500	137,385
FBL Financial Group, Inc.		7,000	108,150
First Mercury Financial Corp.*		800	11,408
FPIC Insurance Group, Inc.*		4,300	188,254
Genworth Financial, Inc., Class A		21,700	61,411
Hallmark Financial Services, Inc.*		1,600	14,032
Harleysville Group, Inc.		5,100	177,123
Horace Mann Educators Corp.		11,500	105,685
Infinity Property & Casualty Corp.		4,100	191,593
IPC Holdings, Ltd.		13,700	409,630
Life Partners Holdings, Inc.		400	17,456
Lincoln National Corp.		2,000	37,680
Maiden Holdings Ltd.		600	1,878
Max Re Capital Ltd.		26,200	463,740
Meadowbrook Insurance Group, Inc.		9,967	64,188
National Financial Partners Corp.		5,600	17,024
National Interstate Corp.		2,100	37,527
National Western Life Insurance Co.		100	16,917
Nationwide Financial Services		3,400	177,514
Navigators Group, Inc.*		3,400	186,694
NYMAGIC, Inc.		100	1,905
Old Republic International Corp.		900	10,728
OneBeacon Insurance Group, Ltd.		4,800	50,112
Phoenix Cos., Inc.		22,000	71,940
Platinum Underwriters Holdings, Ltd.		11,400	411,312

	Country Code**	Shares	Value

PMA Capital Corp.*		2,700	$19,116
Presidential Life Corp.		1,600	15,824
ProAssurance Corp.*		6,900	364,182
Protective Life Corp.		17,500	251,125
RLI Corp.		4,000	244,640
Safety Insurance Group, Inc.		4,100	156,046
SeaBright Insurance Holdings, Inc.*		5,300	62,222
Selective Insurance Group, Inc.		11,000	252,230
StanCorp Financial Group, Inc.		1,600	66,832
State Auto Financial Corp.		700	21,042
Stewart Information Services Corp.		1,900	44,631
Transatlantic Holdings, Inc.		700	28,042
United America Indemnity Ltd.*		8,000	102,480
United Fire & Casualty Co.		1,700	52,819
Unitrin, Inc.		11,200	178,528
Universal American Financial Corp.*		6,700	59,094
Unum Group		4,600	85,560
Zenith National Insurance Corp.		2,300	72,611

			7,630,901

INTERNET & CATALOG RETAIL – 1.0%
1-800-flowers.com, Inc.*		15,200	58,064
Blue Nile, Inc.*		2,600	63,674
Coldwater Creek, Inc.*		20,500	58,425
Expedia, Inc.*		10,900	89,816
Gaiam, Inc.*		1,800	8,316
HSN, Inc.*		3,380	24,573
Liberty Media Corp. – Interactive, Series A*		15,400	48,048
Netflix, Inc.*		14,600	436,394
NutriSystem, Inc.		12,910	188,357
Orbitz Worldwide, Inc.*		8,200	31,816
Overstock.com, Inc.*		6,500	70,070
PetMed Express Common, Inc.*		8,300	146,329
Priceline.com, Inc.*		600	44,190
Shutterfly, Inc.*		2,400	16,776

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Stamps.com, Inc.*		9,100	$89,453
Systemax, Inc.		8,600	92,622

			1,466,923

INTERNET SOFTWARE & SERVICES – 2.1%
Akamai Technologies, Inc.*		1,600	24,144
Art Technology Group, Inc.*		13,700	26,441
Asiainfo Holdings, Inc.*		14,900	176,416
Bidz.com, Inc.*		900	4,140
Digital River, Inc.*		16,000	396,800
Earthlink, Inc.*		31,900	215,644
Imergent, Inc.		2,700	11,205
Interwoven, Inc.*		8,000	100,800
j2 Global Communications, Inc.*		21,800	436,872
Limelight Networks, Inc.*		300	735
Loopnet, Inc.*		8,700	59,334
Marchex, Inc., Class B		9,300	54,219
Moduslink Global Solutions, Inc.*		8,180	23,640
Navisite, Inc.*		2,500	1,000
NIC, Inc.		10,100	46,460
Open Text Corp.*		13,300	400,729
Perficient, Inc.*		1,500	7,170
RealNetworks, Inc.*		11,100	39,183
S1 Corp.*		28,800	227,232
Sohu.com, Inc.*		1,100	52,074
SonicWall, Inc.*		16,600	66,068
Soundbite Communications, Inc.*		3,000	3,870
Switch & Data Facilities Co.*		2,500	18,475
The Knot, Inc.*		3,300	27,456
TheStreet.com, Inc.		3,500	10,150
United Online, Inc.		27,299	165,705
Valueclick, Inc.*		36,800	251,712
VeriSign, Inc.*		2,300	43,884
Vignette Corp.*		13,700	128,917
VistaPrint Ltd.*		3,200	59,552
Vocus, Inc.*		4,300	78,303
Zix Corp.*		2,700	3,213

			3,161,543

IT SERVICES – 2.3%
Acxiom Corp.		39,600	321,156

	Country Code**	Shares	Value

Broadridge Financial Solutions, Inc.		500	$6,270
Ciber, Inc.*		35,020	168,446
Computer Sciences Corp.*		2,100	73,794
Convergys Corp.*		57,600	369,216
CSG Systems International, Inc.*		18,200	317,954
DST Systems, Inc.*		700	26,586
Euronet Worldwide, Inc.*		2,700	31,347
Exlservice Holdings, Inc.*		3,300	28,281
Forrester Research, Inc.*		4,800	135,408
Gartner, Inc.*		6,400	114,112
Global Cash Access Holdings, Inc.*		14,300	31,746
Heartland Payment Systems, Inc.		3,400	59,500
iGATE Corp.*		8,000	52,080
info USA, Inc.		3,600	17,064
Integral Systems, Inc.*		9,208	110,957
Mantech International Corp.*		700	37,933
Mastech Holdings, Inc.*		106	252
MAXIMUS, Inc.		2,200	77,242
MPS Group, Inc.*		51,700	389,301
NCI, Inc.*		1,800	54,234
Ness Technologies, Inc.*		4,900	20,972
Neustar, Inc., Class A*		10,700	204,691
Online Resources Corp.*		200	948
Perot Systems Corp., Class A*		22,700	310,309
Rightnow Technologies, Inc.*		11,500	88,895
Sapient Corp.*		44,700	198,468
SYKES Enterprises, Inc.*		5,800	110,896
Syntel, Inc.		1,400	32,368
The Hackett Group, Inc.*		800	2,336
TNS, Inc.*		100	939
Total System Services, Inc.		2,300	32,200
Unisys Corp.*		64,000	54,400

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Wright Express Corp.*		2,400	$30,240

			3,510,541

LEISURE EQUIPMENT & PRODUCTS – 0.8%
Brunswick Corp.		58,300	245,443
Callaway Golf Co.		41,800	388,322
Jakks Pacific, Inc.*		10,100	208,363
Leapfrog Enterprises, Inc.*		17,900	62,650
Polaris Industries, Inc.		6,500	186,225
Pool Corp.		2,200	39,534
RC2 Corp.*		3,500	37,345
Steinway Musical Instruments, Inc.*		2,200	38,522

			1,206,404

LIFE SCIENCES TOOLS & SERVICES – 0.6%
Albany Molecular Research, Inc.*		9,800	95,452
Bio-Rad Laboratories, Inc.*		900	67,779
Bruker Corp.*		1,500	6,060
Dionex Corp.*		200	8,970
Enzo Biochem, Inc.*		600	2,934
EResearch Technology, Inc.*		16,700	110,721
inVentiv Health, Inc.*		5,200	60,008
Kendle International, Inc.*		900	23,148
Life Sciences Research, Inc.*		1,400	13,160
Luminex Corp.*		7,100	151,656
Medivation, Inc.*		5,100	74,307
Nektar Therapeutics*		9,100	50,596
Parexel International Corp.*		13,300	129,143
Sequenom, Inc.*		2,200	43,648
Varian, Inc.*		2,700	90,477

			928,059

MACHINERY – 5.3%
3d Systems Corp.*		100	794
Actuant Corp., Class A		16,500	313,830
AGCO Corp.*		400	9,436
Albany International Corp.		500	6,420
Altra Holdings, Inc.*		8,100	64,071
American Railcar Industries, Inc.		800	8,424
American Science & Engineering, Inc.		800	59,168

	Country Code**	Shares	Value

Ampco-Pittsburgh Corp.		6,600	$143,220
Astec Industries, Inc.*		1,600	50,128
Axsys Technologies, Inc.*		1,500	82,290
Badger Meter, Inc.		6,800	197,336
Barnes Group, Inc.		19,700	285,650
Blount International, Inc.*		17,700	167,796
Briggs & Stratton Corp.		8,400	147,756
Bucyrus International, Inc.		4,500	83,340
Cascade Bancorp		1,300	38,818
Chart Industries, Inc.*		15,600	165,828
CIRCOR International, Inc.		9,000	247,500
Colfax Corp.*		2,800	29,092
Columbus Mckinnon Corp.*		10,800	147,420
Commercial Vehicle Group, Inc.*		800	744
Crane Co.		9,400	162,056
Cummins, Inc.		4,000	106,920
Dover Corp.		3,000	98,760
DXP Enterprises, Inc.*		1,600	23,376
Dynamic Materials Corp.		1,400	27,034
EnPro Industries, Inc.*		13,500	290,790
Federal Signal Corp.		21,800	178,978
Flowserve Corp.		200	10,300
Gardner Denver, Inc.*		21,300	497,142
Gorman-rupp Co.		7,525	234,178
Graco, Inc.		7,200	170,856
Graham Corp.		2,600	28,132
Harsco Corp.		2,700	74,736
Hurco Cos., Inc.*		1,100	13,200
IDEX Corp.		1,500	36,225
Ingersoll-Rand Co., Ltd., Class A		10,400	180,440
John Bean Technologies Corp.		3,923	32,051
Joy Global, Inc.		1,300	29,757
K-tron International, Inc.*		300	23,970
Kadant, Inc.*		8,000	107,840
Kennametal, Inc.		12,000	266,280
LB Foster Co.*		2,900	90,712
Lincoln Electric Holdings, Inc.		900	45,837
Lydall, Inc.*		3,400	19,550

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

McCoy Corp. (1)	CA	6,200	$6,780
Met-Pro Corp.		500	6,660
Mueller Industries, Inc.		14,500	363,660
Mueller Water Products, Inc., Class A		23,800	199,920
NACCO Industries, Inc., Class A		800	29,928
Navistar International Corp., Inc.*		2,100	44,898
NN, Inc.		2,400	5,496
Nordson Corp.		700	22,603
Oshkosh Truck Corp.		36,300	322,707
Parker Hannifin Corp.		1,000	42,540
RBC Bearings, Inc.*		1,100	22,308
Robbins & Myers, Inc.		11,800	190,806
Sun Hydraulics, Inc.		8,250	155,430
Tecumseh Products Co.*		10,200	97,716
Tennant Co.		2,800	43,120
Terex Corp.*		5,100	88,332
The Greenbrier Cos., Inc		1,300	8,931
The Manitowoc Co., Inc.		24,600	213,036
The Timken Co.		19,200	376,896
Thermadyne Holdings Corp.*		1,200	8,244
Titan International, Inc.		22,900	188,925
Toro Co.		14,100	465,300
Trimas Corp.*		100	138
Trinity Industries, Inc.		8,000	126,080
Twin Disc, Inc.		900	6,201
Wabash National Corp.		8,900	40,050
Watts Water Technologies, Inc., Class A		400	9,988

			8,084,874

MARINE – 0.4%
Alexander & Baldwin, Inc.		1,900	47,614
American Commercial Lines, Inc.*		18,100	88,690
Excel Maritime Carriers Ltd.		4,600	32,384
Genco Shipping & Trading Ltd.		12,600	186,480
Horizon Lines, Inc.		2,600	9,074
Kirby Corp.*		2,300	62,928
Safe Bulkers, Inc.		11,400	76,152
Star Bulk Carriers Corp.		11,952	30,717

	Country Code**	Shares	Value

TBS International Ltd.*		11,300	$113,339
Ultrapetrol Bahamas Ltd.*		500	1,595

			648,973

MEDIA – 1.1%
Arbitron, Inc.		2,000	26,560
Ascent Media Corp., Class A*		500	10,920
Belo Corp., Class A		34,925	54,483
Cablevision Systems Corp., Class A		2,000	33,680
CBS Corp., Class B		4,700	38,493
Central European Media Enterprises, Ltd., Class A*		1,100	23,892
Charter Communications, Inc.*		79,500	6,503
Clear Channel Outdoor Holdings, Inc., Class A*		2,600	15,990
Cox Radio, Inc., Class A*		12,800	76,928
CTC Media, Inc.*		1,000	4,800
Cumulus Media, Inc.*		3,600	8,964
DG Fastchannel, Inc.*		300	3,744
DISH Network Corp., Class A*		5,300	58,777
E.W. Scripps Co., Class A		12,800	28,288
Entercom Communications Corp., Class A		2,200	2,706
Entravision Communications Corp.*		28,800	44,928
Fisher Communications, Inc.		200	4,128
Gannett Co., Inc.		2,800	22,400
Global Sources Ltd.*		11,762	64,103
Harte-Hanks, Inc.		8,700	54,288
Hearst-Argyle Television, Inc.		900	5,454
Journal Communications, Inc.		4,800	11,760
Knology, Inc.*		4,200	21,672
Lamar Advertising Co. Class A*		9,800	123,088
Liberty Media Corp. – Capital, Series A*		2,200	10,362
Lin TV Corp.*		5,900	6,431

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

McClatchy Co., Class A		18,100	$14,480
Media General, Inc.		4,800	8,400
Mediacom Communications Corp., Class A*		15,200	65,360
Meredith Corp.		21,100	361,232
National CineMedia, Inc.		9,000	91,260
RCN Corp.*		800	4,720
Scholastic Corp.		17,100	232,218
Sinclair Broadcast Group, Inc.		28,100	87,110
The McGraw-Hill Cos., Inc.		2,700	62,613
Valassis Communications, Inc.*		2,000	2,640
Warner Music Group Corp.		19,100	57,682

			1,751,057

METALS & MINING – 2.1%
AK Steel Holding Corp.		28,500	265,620
Allegheny Technologies, Inc.		1,800	45,954
Amerigo Resources Ltd.	CA	20,800	6,403
Brush Engineered Materials, Inc.*		7,500	95,400
Carpenter Technology Corp.		19,200	394,368
Castle AM Co.		8,600	93,138
Century Aluminum Co.*		25,500	255,000
Commercial Metals Co.		100	1,187
Farallon Resources Ltd.*	CA	20,100	2,442
General Steel Holdings, Inc.*		3,100	12,214
Gibraltar Industries, Inc.		15,500	185,070
Haynes International, Inc.*		4,800	118,176
Hecla Mining Co.*		33,900	94,920
Kaiser Aluminum Corp.		2,900	65,308
Northwest Pipe Co.*		3,700	157,657
Olympic Steel, Inc.		6,600	134,442
Redcorp Ventures Ltd.* (1)	CA	91,400	2,961
Reliance Steel & Aluminum Co.		7,800	155,532

	Country Code**	Shares	Value

RTI International Metals, Inc.*		15,560	$222,664
Schnitzer Steel Industries, Inc., Class A		12,100	455,565
Sims Group Ltd. ADR		15,805	196,298
Stillwater Mining Co.*		6,600	32,604
Sutor Technology Group Ltd.*		300	693
United States Steel Corp.		1,300	48,360
Universal Stainless & Alloy*		1,000	14,490
Worthington Industries, Inc.		16,800	185,136

			3,241,602

MULTI-LINE RETAIL – 0.5%
Big Lots, Inc.*		20,700	299,943
Conn’s, Inc.*		3,900	33,072
Dillard’s, Inc.		44,200	175,474
Fred’s, Inc.		21,500	231,340
Macy’s, Inc.		4,200	43,470
Nordstrom, Inc.		2,200	29,282
Retail Ventures, Inc.*		500	1,735

			814,316

MULTI-UTILITIES – 0.2%
Avista Corp.		12,000	232,560
CH Energy Group, Inc.		2,500	128,475

			361,035

OFFICE ELECTRONICS – 0.2%
Xerox Corp.		9,500	75,715
Zebra Technologies Corp., Class A*		12,000	243,120

			318,835

OIL & GAS-EXPLORATION & PRODUCTION – 3.6%
Abraxas Petroleum Corp.*		3,100	2,232
Alon USA Energy, Inc.		800	7,320
Alpha Natural Resources, Inc.*		1,700	27,523
Arena Resources, Inc.*		1,200	33,708
ATP Oil & Gas Corp.*		16,700	97,695
Berry Petroleum Co.		27,100	204,876
Bill Barrett Corp.*		11,400	240,882
BPZ Resources, Inc.*		3,700	23,680
Brigham Exploration Co.*		19,200	61,440

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Callon Petroleum Co.*		10,600	$27,560
Cano Petroleum, Inc.*		1,400	616
Carrizo Oil & Gas, Inc.*		1,900	30,590
Celtic Exploration Ltd.*	CA	500	5,107
Cimarex Energy Co.		7,400	198,172
Clayton Williams Energy, Inc.*		600	27,264
Contango Oil & Gas Co.*		300	16,890
Crosstex Energy, Inc.		2,500	9,750
CVR Energy, Inc.*		17,200	68,800
Delek US Holdings, Inc.		10,200	53,958
Denbury Resources, Inc.*		7,800	85,176
DHT Maritime, Inc.		500	2,770
Enbridge Energy Management LLC*		104	2,543
Encore Aquisition Co.*		2,500	63,800
Energy Partners Ltd.*		14,000	18,900
Foundation Coal Holdings, Inc.		23,700	332,274
Frontier Oil Corp.		20,100	253,863
Frontline Ltd.		800	23,688
Galleon Energy, Inc.*	CA	3,150	13,013
Gasco Energy, Inc.*		19,100	7,449
General Maritime Corp.		10,406	112,385
Georesources, Inc.*		1,800	15,642
Gulfport Energy Corp.*		2,200	8,690
Helix Energy Solutions Group, Inc.*		9,200	66,608
Holly Corp.		6,000	109,380
Houston American Energy Corp.		300	1,014
International Coal Group, Inc.*		6,600	15,180
Jabil Circuit, Inc.		4,900	33,075
Jura Energy Corp.*	CA	13,900	1,070
Knightsbridge Tankers Ltd.		7,400	108,410
Mariner Energy, Inc.*		33,100	337,620
Massey Energy Co.		8,300	114,457
McMoRan Exploration Co.*		7,300	71,540
Meridian Resource Corp.*		9,400	5,358
Midnight Oil Exploration Ltd.*	CA	15,100	9,174
Noble Corp.		2,500	55,225

	Country Code**	Shares	Value

Overseas Shipholding Group, Inc.		4,700	$197,917
Paramount Resources Ltd.*	CA	900	5,009
PetroQuest Energy, Inc.*		18,600	125,736
Pioneer Natural Resources Co.		1,800	29,124
Plains Exploration & Production Co.*		7,600	176,624
Quicksilver Resources, Inc.*		14,300	79,651
Rentech, Inc.*		2,500	1,700
Rosetta Resources, Inc.*		26,600	188,328
Smith International, Inc.		600	13,734
St. Mary Land & Exploration Co.		1,500	30,465
Stone Energy Corp.*		23,916	263,554
Sunoco, Inc.		1,400	60,844
Swift Energy Co.*		15,400	258,874
Teekay Tankers Ltd., Class A		6,500	82,550
Tesoro Corp.		19,800	260,766
Tristar Oil & Gas Ltd.*	CA	1,300	11,952
TUSK Energy Corp.*	CA	18,607	13,867
Vaalco Energy, Inc.*		32,200	239,568
Venoco, Inc.*		1,900	5,149
Vero Energy, Inc.*	CA	4,400	19,389
W&T Offshore, Inc.		20,000	286,400
Warren Resources, Inc.*		6,500	12,935
Western Refining, Inc.		13,800	107,088
Westmoreland Coal Co.*		800	8,880
World Fuel Services Corp.		900	33,300

			5,519,771

PAPER & FOREST PRODUCTS – 0.6%
Buckeye Technologies, Inc.*		11,900	43,316
Clearwater Paper Corp.*		1,011	8,482
Deltic Timber Corp.		1,100	50,325
Domtar Corp.*		52,800	88,176
Glatfelter		13,400	124,620
International Paper Co.		6,200	73,160
Louisiana-Pacific Corp.		21,000	32,760

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

MeadWestvaco Corp.		1,900	$21,261
Mercer International, Inc.*		2,600	4,992
Neenah Paper, Inc.		2,600	22,984
Potlatch Corp.		3,540	92,076
Schweitzer-Mauduit International, Inc.		3,200	64,064
Verso Paper Corp.		800	824
Wausau Paper Corp.		18,500	211,640

			838,680

PERSONAL PRODUCTS – 0.8%
American Oriental Bioengineering, Inc.*		28,800	195,552
Bare Escentuals, Inc.*		8,800	46,024
Chattem, Inc.*		300	21,459
Elizabeth Arden, Inc.*		6,400	80,704
Herbalife, Ltd.		12,900	279,672
Inter Parfums, Inc.		7,000	53,760
NBTY, Inc.*		19,600	306,740
Nu Skin Enterprises, Inc.		6,200	64,666
Prestige Brands Holdings, Inc.*		18,100	190,955
Revlon, Inc., Class A*		500	3,335

			1,242,867

PHARMACEUTICALS – 0.8%
Adolor Corp.*		10,100	16,766
Auxilium Pharmaceuticals, Inc.*		3,600	102,384
BioMimetic Therapeutics, Inc.*		1,200	11,064
Cypress Bioscience, Inc.*		2,500	17,100
Durect Corp.*		1,100	3,729
Endo Pharmaceuticals Holding, Inc.*		1,100	28,468
Forest Laboratories, Inc.*		2,970	75,646
King Pharmaceuticals, Inc.*		11,231	119,273
KV Pharmaceutical Co., Class A*		1,800	5,184
Medicis Pharmaceutical Corp., Class A		26,900	373,910
Middlebrook Pharmaceuticals, Inc.*		4,300	6,450

	Country Code**	Shares	Value

Noven Pharmaceuticals, Inc.*		8,300	$91,300
Optimer Pharmaceuticals, Inc.*		600	7,266
Pain Therapeutics, Inc.*		7,600	44,992
Par Pharmaceutical Cos., Inc.*		5,500	73,755
Pozen, Inc.*		4,300	21,672
Questcor Pharmaceuticals, Inc.*		1,200	11,172
Salix Pharmaceuticals Ltd.*		5,200	45,916
Valeant Pharmaceuticals International*		900	20,610
Viropharma, Inc.*		1,400	18,228
Vivus, Inc.*		10,900	57,988

			1,152,873

REAL ESTATE INVESTMENT TRUSTS – 2.7%
Acadia Realty Trust		600	8,562
Agree Realty Corp.		1,930	34,991
Alexander’s, Inc.		100	25,490
Alexandria Real Estate Equities, Inc.		2,300	138,782
Arbor Realty Trust, Inc.		800	2,360
Ashford Hospitality Trust, Inc.		12,400	14,260
Associated Estates Realty Corp.		1,500	13,695
BioMed Realty Trust, Inc.		12,510	146,617
Brandywine Reality Trust		4,900	37,779
Caplease, Inc.		3,600	6,228
CBL & Associates Properties, Inc.		2,800	18,200
Cedar Shopping Centers, Inc.		2,700	19,116
Colonial Properties Trust		2,500	20,825
Commercial Net Lease Realty		12,900	221,751
Corporate Office Properties Trust		3,320	101,924
Dct Industrial Trust, Inc.		2,900	14,674
DiamondRock Hospitality Co.		22,200	112,554
Digital Realty Trust, Inc.		3,900	128,115

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

EastGroup Properties, Inc.		3,400	$120,972
Entertainment Properties Trust		5,430	161,814
Equity Lifestyle Properties, Inc.		1,100	42,196
Equity One, Inc.		900	15,930
Extra Space Storage, Inc.		6,900	71,208
FelCor Lodging Trust, Inc.		18,400	33,856
First Industrial Realty Trust, Inc.		11,100	83,805
First Potomac Realty Trust		1,200	11,160
Forestar Real Estate Group, Inc.*		600	5,712
Glimcher Realty Trust		1,200	3,372
Gramercy Capital Corp.		1,500	1,920
Healthcare Realty Trust, Inc.		4,100	96,268
Hersha Hospitality Trust		2,600	7,800
Highwoods Properties, Inc.		8,200	224,352
Home Properties, Inc.		4,000	162,400
Inland Real Estate Corp.		10,000	129,800
Investors Real Estate Trust		500	5,355
Kite Realty Group Trust		5,600	31,136
LaSalle Hotel Properties		5,100	56,355
Lexington Corporate Properties Trust		8,200	41,000
LTC Properties, Inc.		3,700	75,036
Medical Properties Trust, Inc.		7,800	49,218
Mid America Apartment Communities, Inc.		4,200	156,072
National Health Investors, Inc.		2,100	57,603
Nationwide Health Properties, Inc.		6,400	183,808
Omega Healthcare Investors, Inc.		12,680	202,499
Parkway Properties, Inc.		3,100	55,800
Pennsylvania Real Estate Investment		6,000	44,700

	Country Code**	Shares	Value

Post Properties, Inc.		1,300	$21,450
PS Business Parks, Inc.		1,700	75,922
Ramco Gershenson Properties Trust		1,900	11,742
Realty Income Corp.		6,100	141,215
Saul Centers, Inc.		800	31,600
Senior Housing Properties Trust		16,400	293,888
SL Green Realty Corp.		2,900	75,110
Sovran Self Storage, Inc.		1,200	43,200
Strategic Hotels & Resorts, Inc.		10,400	17,472
Sunstone Hotel Investors, Inc.		9,104	56,354
Tanger Factory Outlet Centers, Inc.		2,490	93,674
Taubman Centers, Inc.		1,600	40,736
Universal Health Realty Income Trust		100	3,291
Urstadt Biddle Properties, Inc., Class A		300	4,779
Washington Real Estate Investment Trust		3,600	101,880

			4,209,383

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%
American Campus Communities, Inc.		1,100	22,528
CB Richard Ellis Group, Inc., Class A*		10,300	44,496
Consolidated-Tomoka Land Co.		100	3,819
Forest City Enterprises, Inc.		5,600	37,520
Jones Lang LaSalle, Inc.		2,400	66,480
Move, Inc.*		3,000	4,800

			179,643

ROAD & RAIL – 0.8%
Amerco*		1,100	37,983
Arkansas Best Corp.		13,000	391,430
Avis Budget Group, Inc.*		47,600	33,320
Cai International, Inc.*		7,100	22,507
Celadon Group, Inc.*		3,600	30,708
Hertz Global Holdings, Inc.*		17,800	90,246

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Marten Transport Ltd.*		8,900	$168,744
Werner Enterprises, Inc.		20,200	350,268
YRC Worldwide, Inc.*		32,600	93,562

			1,218,768

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 5.7%
Actel Corp.*		12,000	140,640
Advanced Analogic Technologies, Inc.*		500	1,510
Advanced Energy Industries, Inc.*		17,600	175,120
Advanced Micro Devices, Inc.*		6,300	13,608
Altera Corp.		4,000	66,840
Amkor Technology, Inc.*		92,800	202,304
Analog Devices, Inc.		5,400	102,708
Applied Micro Circuits Corp.*		21,100	82,923
Atheros Communications*		8,400	120,204
Atmel Corp.*		145,800	456,354
ATMI, Inc.*		12,900	199,047
Broadcom Corp., Class A*		5,400	91,638
Brooks Automation, Inc.*		24,600	142,926
Cabot Microelectronics Corp.*		9,800	255,486
Cirrus Logic, Inc.*		26,900	72,092
Cohu, Inc.		4,900	59,535
Conexant Systems, Inc.*		3,800	2,603
Cymer, Inc.*		9,800	214,718
Day4 Energy, Inc.*	CA	14,900	10,500
DSP Group, Inc.*		4,500	36,090
Entegris, Inc.*		62,000	135,780
Exar Corp.*		9,600	64,032
Fairchild Semiconductor International, Inc.*		65,500	320,295
FEI Co.*		4,700	88,642
Integrated Device Technology, Inc.*		76,400	428,604
Intellon Corp.*		3,300	8,283
International Rectifier Corp.*		8,800	118,800
Intersil Holding Corp.		19,300	177,367

	Country Code**	Shares	Value

IXYS Corp.		5,000	$41,300
Kla-Tencor Corp.		4,400	95,876
Kulicke & Soffa Industries, Inc.*		4,200	7,140
Lattice Semiconductor Corp.*		50,300	75,953
LSI Corp.*		44,600	146,734
Marvell Technology Group Ltd.*		13,800	92,046
Mattson Technology, Inc.*		2,400	3,384
MEMC Electronic Materials, Inc.*		3,300	47,124
Micrel, Inc.		30,400	222,224
Microtune, Inc.*		3,300	6,732
MKS Instruments, Inc.*		23,800	352,002
Monolithic Power Systems, Inc.*		15,000	189,150
National Semiconductor Corp.		2,800	28,196
Netlogic Microsystems, Inc.*		7,800	171,678
Novellus Systems, Inc.*		16,800	207,312
NVIDIA Corp.*		6,400	51,648
Omnivision Technologies, Inc.*		17,400	91,350
ON Semiconductor Corp.*		16,900	57,460
Pericom Semiconductor Corp.*		14,500	79,460
PMC-Sierra, Inc.*		67,800	329,508
RF Micro Devices, Inc.*		69,300	54,054
Rudolph Technologies, Inc.*		1,100	3,883
Semtech Corp.*		31,500	355,005
Silicon Image, Inc.*		43,900	184,380
Silicon Laboratories, Inc.*		14,300	354,354
Silicon Storage Technology, Inc.*		15,400	35,266
Skyworks Solutions, Inc.*		57,000	315,780
Spansion, Inc., Class A*		1,900	360
Standard Microsystems Corp.*		6,700	109,478
Supertex, Inc.*		5,000	120,050
Techwell, Inc.*		1,300	8,450
Teradyne, Inc.*		77,400	326,628

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Tessera Technologies, Inc.*		1,100	$13,068
Triquint Semiconductor, Inc.*		18,800	64,672
Ultra Clean Holdings*		900	1,809
Ultratech, Inc.*		11,500	137,540
Varian Semiconductor Equipment Associates, Inc.*		9,400	170,328
Veeco Instruments, Inc.*		18,000	114,120
Verigy Ltd.*		12,400	119,288
Volterra Semiconductor Corp.*		15,100	107,965
Xilinx, Inc.		3,100	55,242
Zoran Corp.*		9,500	64,885

			8,801,531

SOFTWARE – 3.2%
Actuate Corp.*		596	1,764
Advent Software, Inc.*		1,700	33,949
Amdocs, Ltd.*		300	5,487
ANSYS, Inc.*		266	7,419
Arcsight, Inc.*		300	2,403
Aspen Technology, Inc.*		19,800	146,916
Autodesk, Inc.*		4,100	80,565
Blackbaud, Inc.		1,800	24,300
Bottomline Technologies, Inc.*		2,400	17,040
Cadence Design Systems, Inc.*		68,300	249,978
Commvault Systems, Inc.*		1,600	21,456
Compuware Corp.*		14,800	99,900
DemandTec, Inc.*		600	4,842
Double-take Software, Inc.*		1,500	13,455
Epiq Systems, Inc.*		7,850	131,173
FactSet Research Systems, Inc.		700	30,968
Fair Issac Corp.		25,600	431,616
FalconStor Software, Inc.*		2,700	7,506
i2 Technologies, Inc.*		1,500	9,585
Interactive Intelligence, Inc.*		2,600	16,666
Jack Henry & Associates, Inc.		1,800	34,938
JDA Software Group, Inc.*		14,000	183,820

	Country Code**	Shares	Value

Lawson Software, Inc.*		7,800	$36,972
Manhattan Associates, Inc.*		11,800	186,558
Mentor Graphics Corp.*		22,400	115,808
MICROS Systems, Inc.*		4,300	70,176
Microstrategy, Inc.*		4,159	154,424
MSC.Software Corp.*		2,800	18,704
Net 1 UEPS Technologies, Inc.*		19,600	268,520
Netscout Systems, Inc.*		7,000	60,340
Nuance Communications, Inc.*		900	9,324
Parametric Technology Corp.*		29,700	375,705
Pegasystems, Inc.		2,200	27,192
Phoenix Technologies Ltd.*		900	3,150
Progress Software Corp.*		7,400	142,524
Quest Software, Inc.*		27,700	348,743
Radiant Systems, Inc.*		7,900	26,623
Renaissance Learning, Inc.		100	899
Smith Micro Software, Inc.*		3,400	18,904
Solera Holdings, Inc.*		700	16,870
SPSS, Inc.*		5,500	148,280
Sybase, Inc.*		3,000	74,310
Symyx Technologies, Inc.*		1,500	8,910
Synchronoss Technologies, Inc.*		5,700	60,762
Synopsys, Inc.*		1,900	35,188
Take-Two Interactive Software, Inc.		18,000	136,080
The9 Ltd.*		700	9,324
Tibco Software, Inc.*		88,900	461,391
Tyler Technologies, Inc.*		10,500	125,790
Ultimate Software Group, Inc.*		1,900	27,740
Wind River Systems, Inc.*		35,500	320,565

			4,845,522

SPECIALTY RETAIL – 5.2%
Abercrombie & Fitch Co. Class A		3,600	83,052

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Aeropostale, Inc.*		25,600	$412,160
America’s Car-mart, Inc.*		4,100	56,621
American Eagle Outfitters, Inc.		2,800	26,208
AnnTaylor Stores Corp.*		41,700	240,609
Asbury Automotive Group, Inc.		15,600	71,292
Autonation, Inc.*		34,000	335,920
Barnes & Noble, Inc.		15,800	237,000
Bebe Stores, Inc.		15,500	115,785
Big 5 Sporting Goods Corp.		600	3,126
Blockbuster, Inc.*		45,720	57,607
Books-A-Million, Inc.		700	1,785
Borders Group, Inc., Class A*		15,500	6,200
Brown Shoe, Inc.		27,520	233,094
Buckle, Inc.		15,525	338,756
Cato Corp.		9,200	138,920
Charlotte Russe Holding, Inc.*		6,200	40,238
Charming Shoppes, Inc.*		26,300	64,172
Chico’s FAS, Inc.*		13,400	56,012
Childrens Place Retail Stores, Inc.*		15,700	340,376
Christopher & Banks Corp.		9,000	50,400
Citi Trends, Inc.*		9,500	139,840
Dress Barn, Inc.*		31,600	339,384
Finish Line, Inc., Class A		30,900	173,040
Foot Locker, Inc.		11,800	86,612
Genesco, Inc.*		9,500	160,740
Group 1 Automotive, Inc.		10,800	116,316
Guess?, Inc.		2,000	30,700
Gymboree Corp.*		3,300	86,097
Haverty Furniture Cos., Inc.		13,263	123,744
hhgregg, Inc.*		600	5,208
Hibbett Sports, Inc.*		7,100	111,541
Hot Topic, Inc.*		22,600	209,502
J. Crew Group, Inc.*		1,100	13,420
Jo-ann Stores, Inc.*		15,000	232,350
Limited Brands, Inc.		4,600	46,184
Lumber Liquidators, Inc.*		3,600	38,016

	Country Code**	Shares	Value

Monro Muffler, Inc.		1,300	$33,150
New York & Co., Inc.*		14,900	34,568
Office Depot, Inc.*		66,800	199,064
OfficeMax, Inc.		29,800	227,672
Pacific Sunwear of California, Inc.*		26,600	42,294
Penske Auto Group, Inc.		22,700	174,336
Pier 1 Imports, Inc.*		3,400	1,258
RadioShack Corp.		18,900	225,666
Rental-A-Center, Inc.*		26,000	458,900
Sally Beauty Holdings, Inc.*		31,000	176,390
Sonic Automotive, Inc., Class A		12,300	48,954
Stage Stores, Inc.		18,100	149,325
Talbots, Inc.		19,200	45,888
Taser International, Inc.*		5,500	29,040
The Men’s Wearhouse, Inc.		16,500	223,410
The Pep Boys – Manny, Moe & Jack		18,200	75,166
The Wet Seal, Inc., Class A*		41,700	123,849
Tractor Supply Co.*		13,800	498,732
Tween Brands, Inc.*		10,100	43,632
Williams-Sonoma, Inc.		35,500	279,030
Zale Corp.*		18,800	62,604
Zumiez, Inc.*		4,400	32,780

			8,007,735

TEXTILES, APPAREL & LUXURY GOODS – 1.7%
American Apparel, Inc.*		2,900	5,771
Coach, Inc.*		3,600	74,772
Crocs, Inc.*		7,800	9,672
FGX International Holdings, Ltd.*		700	9,618
Jones Apparel Group, Inc.		42,800	250,808
K-Swiss, Inc., Class a		1,800	20,520
Kenneth Cole Productions, Inc. Class A		2,400	16,992
Liz Claiborne, Inc.		78,200	203,320
Madden Steven Ltd.*		8,800	187,616
Maidenform Brands, Inc.*		6,700	68,005
Movado Group, Inc.		2,300	21,597
Oxford Industries, Inc.		5,500	48,235

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Perry Ellis International, Inc.*		7,600	$48,184
Phillips-Van Heusen Corp.		12,400	249,612
Polo Ralph Lauren Corp		700	31,787
Quiksilver, Inc.*		63,100	116,104
Timberland Co., Class A*		18,000	207,900
True Religion Apparel, Inc.*		7,800	97,032
Unifi, Inc.*		14,700	41,454
UniFirst Corp.		3,900	115,791
Volcom, Inc.*		700	7,630
Warnaco Group, Inc.*		18,400	361,192
Wolverine World Wide, Inc.		16,500	347,160
Xerium Technologies, Inc.*		7,400	4,884

			2,545,656

THRIFT & MORTGAGE FINANCE – 1.1%
Anchor Bancorp Wisconsin, Inc.		2,200	6,072
Bank Mutual Corp.		8,400	96,936
City Bank		900	4,680
Corus Bankshares, Inc.		900	999
Dime Community Bancshares		12,500	166,250
Doral Financial Corp.*		200	1,500
Encore Bancshares, Inc.*		1,200	13,200
First Niagara Financial Group, Inc.		1,000	16,170
First Place Financial Corp.		1,000	3,830
Flagstar Bancorp, Inc.*		3,500	2,485
Flushing Financial Corp.		6,800	81,328
MGIC Investment Corp.		57,600	200,448
NewAlliance Bancshares, Inc.		2,800	36,876
Oceanfirst Financial Corp.		1,200	19,920
Ocwen Financial Corp.*		13,700	125,766
Provident Financial Services		10,000	153,000
Provident New York Bancorp		8,600	106,640

	Country Code**	Shares	Value

Radian Group, Inc.		39,800	$146,464
The PMI Group, Inc.		35,500	69,225
TierOne Corp.		1,700	6,375
Tree.com, Inc.*		296	770
TrustCo Bank Corp NY		800	7,608
Webster Financial Corp.		22,000	303,160
WSFS Financial Corp.		1,000	47,990

			1,617,692

TOBACCO – 0.2%
Universal Corp.		8,100	241,947

TRADING COMPANIES & DISTRIBUTORS – 1.2%
Applied Industrial Technologies, Inc.		17,250	326,370
Beacon Roofing Supply, Inc.*		9,500	131,860
BlueLinx Holdings, Inc.*		800	1,512
GATX Corp.		5,200	161,044
H & E Equipment Services, Inc.*		6,600	50,886
Houston Wire & Cable Co.		8,700	80,997
Interline Brands, Inc.*		2,500	26,575
MSC Industrial Direct Co., Inc., Class A		1,300	47,879
Rush Enterprises, Inc.*		13,700	117,409
Tal International Group, Inc.		2,400	33,840
Textainer Group Holdings Ltd.		3,200	33,920
United Rentals, Inc.*		37,867	345,347
Watsco, Inc.		800	30,720
WESCO International, Inc.*		22,700	436,521

			1,824,880

WATER UTILITIES – 0.1%
Cascal		10,000	40,200
SJW Corp.		3,700	110,778

			150,978

WIRELESS TELECOMMUNICATION SERVICES – 0.6%
Centennial Communication Corp.*		47,700	384,462
ICO Global Communications (Holdings), Ltd.*		1,800	2,034

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

IPCS, Inc.*		3,900	$26,754
NII Holdings, Inc.*		1,800	32,724
Syniverse Holdings, Inc.*		17,300	206,562
Telephone & Data Systems, Inc.		3,000	95,250
US Cellular Corp.*		1,500	64,860
USA Mobility, Inc.*		8,400	97,187

			909,833

Total Common Stocks (cost $210,422,584)			152,207,673

WARRANT – 0.0% +
METALS & MINING – 0.0%
Redcorp Ventures Ltd.,* Expires 7/10/09 (cost $0)	CA	45,700	185

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 0.8%
REPURCHASE AGREEMENT – 0.8%
State Street Bank and Trust Company, 0.01%, 1/2/09 (collateralized by $1,200,000 FHLB, 4.375%, 9/17/10, with a value of $1,277,640 total to be received $1,251,474) (cost $1,251,474)	$1,251	$1,251,474

TOTAL INVESTMENTS – 100.0%
(cost $211,674,058)		153,459,332
Other assets less liabilities – 0.0% +		73,595

NET ASSETS – 100.0%		$153,532,927

(1)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities amounted to $41,801 representing 0.03% of net assets.
*	Non-income producing security
**	Unless otherwise noted the country code for all securities is United States.
+	Amount is less than 0.05%.

ADR	American Depositary Receipt
CA	Canada
FHLB	Federal Home Loan Bank

See Notes to Financial Statements.

OPPENHEIMER LARGE CAP CORE FUND

PORTFOLIO OF INVESTMENTS December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

COMMON STOCKS – 97.5%
AEROSPACE & DEFENSE – 6.1%
Honeywell International Inc.	7,100	$233,093
Lockheed Martin Corp.	1,100	92,488
Northrop Grumman Corp.	6,100	274,744
Raytheon Co.	4,200	214,368

		814,693

AIR FREIGHT & LOGISTICS – 0.3%
United Parcel Services, Inc., Class B	800	44,128

BEVERAGES – 0.9%
Coca-Cola Co.	2,600	117,702

BIOTECHNOLOGY – 2.2%
Amgen, Inc.*	5,100	294,525

CAPITAL MARKETS – 2.6%
Ameriprise Financial, Inc.	2,900	67,744
Bank of New York Mellon Corp.	6,300	178,479
Northern Trust Corp.	2,000	104,280

		350,503

CHEMICALS – 1.4%
Monsanto Co.	500	35,175
Sigma-Aldrich Corp.	1,300	54,912
The Dow Chemical Co.	6,200	93,558

		183,645

COMMERCIAL BANKS – 0.6%
Wells Fargo & Co.	2,800	82,544

COMMERCIAL SERVICES & SUPPLIES – 0.7%
Pitney Bowes, Inc.	1,700	43,316
RR Donnelley & Sons Co.	3,800	51,604

		94,920

COMMUNICATIONS EQUIPMENT – 1.1%
Cisco Systems, Inc.*	5,800	94,540
QUALCOMM, Inc.	1,500	53,745

		148,285

COMPUTERS & PERIPHERALS – 6.9%
Dell, Inc.*	15,000	153,600
Hewlett-Packard Co.	10,400	377,416
International Business Machines Corp.	4,600	387,136

		918,152

CONSTRUCTION & ENGINEERING – 1.1%
Fluor Corp.	3,200	143,584

	Shares	Value

DIVERSIFIED FINANCIAL SERVICES – 2.1%
Bank of America Corp.	3,400	$47,872
JPMorgan Chase & Co.	7,500	236,475

		284,347

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.8%
AT&T, Inc.	2,400	68,400
Verizon Communications, Inc.	8,000	271,200
Windstream Corp.	3,800	34,960

		374,560

ELECTRIC UTILITIES – 1.9%
Firstenergy Corp.	5,100	247,758

ENERGY EQUIPMENT & SERVICES – 2.2%
ENSCO International, Inc.	1,300	36,907
Halliburton Co.	9,400	170,892
Schlumberger, Ltd.	1,200	50,796
Weatherford International Ltd.*	3,200	34,624

		293,219

FOOD & STAPLES RETAILING – 4.9%
Kroger Co.	2,000	52,820
Safeway, Inc.	1,200	28,524
Sysco Corp.	1,500	34,410
Wal-Mart Stores, Inc.	9,600	538,176

		653,930

FOOD PRODUCTS – 5.6%
Archer-Daniels-Midland Co.	6,800	196,044
Campbell Soup Co.	600	18,006
ConAgra Foods, Inc.	14,700	242,550
H.J. Heinz Co.	5,800	218,080
Sara Lee Corp.	4,600	45,034
Tyson Foods, Inc., Class A	2,500	21,900

		741,614

HEALTH CARE EQUIPMENT & SUPPLIES – 1.1%
Baxter International Inc.	600	32,154
Medtronic, Inc.	2,200	69,124
Stryker Corp.	1,100	43,945

		145,223

HEALTH CARE PROVIDERS & SERVICES – 5.5%
Aetna, Inc.	1,800	51,300
AmerisourceBergen Corp.	3,300	117,678
Cardinal Health, Inc.	2,300	79,281
CIGNA Corp.	3,300	55,605
Humana, Inc.*	4,500	167,760
McKesson Corp.	5,000	193,650

See Notes to Financial Statements.

OPPENHEIMER LARGE CAP CORE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

UnitedHealth Group Inc.	2,400	$63,840

		729,114

HOUSEHOLD PRODUCTS – 2.0%
Colgate-Palmolive Co.	1,000	68,540
The Procter & Gamble Co.	3,300	204,006

		272,546

INDUSTRIAL CONGLOMERATES – 0.1%
Textron, Inc.	800	11,096

INSURANCE – 2.9%
Aflac, Inc.	600	27,504
Assurant, Inc.	1,300	39,000
Prudential Financial, Inc.	3,500	105,910
The Chubb Corp.	900	45,900
The Principal Financial Group, Inc.	2,300	51,911
Torchmark Corp.	2,500	111,750

		381,975

IT SERVICES – 0.5%
Automatic Data Processing, Inc.	1,800	70,812

LEISURE EQUIPMENT & PRODUCTS – 0.3%
Hasbro, Inc.	1,500	43,755

MACHINERY – 1.1%
Dover Corp.	4,300	141,556

MEDIA – 1.4%
Comcast Corp., Class A	11,300	190,744

METALS & MINING – 0.4%
Alcoa, Inc.	4,300	48,418

MULTI-UTILITIES – 1.4%
Dominion Resources, Inc.	2,800	100,352
Integrys Energy Group, Inc.	2,100	90,258

		190,610

OFFICE ELECTRONICS – 0.6%
Xerox Corp.	10,300	82,091

OIL & GAS-EXPLORATION & PRODUCTION – 13.1%
Apache Corp.	400	29,812
Chesapeake Energy Corp.	13,800	223,146
ChevronTexaco Corp.	1,900	140,543
ConocoPhillips	5,100	264,180
Devon Energy Corp.	1,600	105,136
Exxon Mobil Corp.	6,400	510,912
Marathon Oil Corp.	2,500	68,400
Noble Corp.	2,900	64,061
The Williams Cos., Inc.	12,800	185,344

	Shares	Value

Valero Energy Corp.	7,000	$151,480

		1,743,014

PHARMACEUTICALS – 7.8%
Abbott Laboratories	3,200	170,784
Eli Lilly & Co.	2,900	116,783
Express Scripts, Inc.*	1,500	82,470
Gilead Sciences, Inc.*	700	35,798
Johnson & Johnson	5,600	335,048
Pfizer, Inc.	15,400	272,734
Wyeth	800	30,008

		1,043,625

REAL ESTATE INVESTMENT TRUSTS – 2.4%
Kimco Realty Corp.	8,900	162,692
Simon Property Group, Inc.	2,900	154,077

		316,769

ROAD & RAIL – 3.4%
Burlington Northern Santa Fe Corp.	500	37,855
CSX Corp.	2,600	84,422
Norfolk Southern Corp.	3,900	183,495
Union Pacific Corp.	3,200	152,960

		458,732

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.5%
Intel Corp.	4,900	71,834

SOFTWARE – 4.0%
Microsoft Corp.	14,500	281,880
Oracle Corp.*	2,800	49,644
Salesforce.com, Inc.*	1,000	32,010
Symantec Corp.*	12,200	164,944

		528,478

SPECIALTY RETAIL – 2.6%
Limited Brands, Inc.	16,100	161,644
Staples, Inc.	2,500	44,800
The Sherwin-Williams Co.	800	47,800
TJX Cos., Inc.	4,700	96,679

		350,923

TEXTILES, APPAREL & LUXURY GOODS – 0.2%
Nike, Inc., Class B	400	20,400

THRIFT & MORTGAGE FINANCE – 0.4%
Hudson City Bancorp, Inc.	3,700	59,052

TOBACCO – 2.2%
Philip Morris International, Inc.	6,000	261,060

See Notes to Financial Statements.

OPPENHEIMER LARGE CAP CORE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

Reynolds American, Inc.	800	$32,248

		293,308

WIRELESS TELECOMMUNICATION SERVICES – 0.2%
Sprint Nextel Corp.*	12,300	22,509

Total Common Stocks (cost $14,459,707)		13,004,693

SHORT TERM INVESTMENTS – 5.6%
MUTUAL FUNDS – 5.6%
SSgA Treasury Fund (cost $749,448)	749,448	749,448

TOTAL INVESTMENTS – 103.1%
(cost $15,209,155)		13,754,141
Liabilities in excess of other assets – (3.1)%		(413,504)

NET ASSETS – 100.0%		$13,340,637

*	Non-income producing security

See Notes to Financial Statements.

WMC LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

COMMON STOCKS – 96.5%
AEROSPACE & DEFENSE – 3.1%
General Dynamics Corp.	7,800	$449,202
Raytheon Co.	19,300	985,072
United Technologies Corp.	2,500	134,000

		1,568,274

AUTO COMPONENTS – 0.3%
Gentex Corp.	15,600	137,748

BIOTECHNOLOGY – 3.6%
Amgen, Inc.*	6,800	392,700
Amylin Pharmaceuticals, Inc.*	7,115	77,198
Genentech, Inc.*	6,450	534,769
Gilead Sciences, Inc.*	9,150	467,931
Life Technologies Corp.*	15,000	349,650

		1,822,248

CAPITAL MARKETS – 1.4%
Invesco, Ltd.	14,400	207,936
Morgan Stanley	25,200	404,208
The Goldman Sachs Group, Inc.	880	74,263

		686,407

CHEMICALS – 2.2%
FMC Corp.	6,550	292,982
Monsanto Co.	5,700	400,995
Potash Corp.	1,660	121,545
The Mosaic Co.	8,800	304,480

		1,120,002

COMMERCIAL BANKS – 1.1%
Banco Itau Holding Financeira S.A. ADR	17,000	197,200
M&T Bank Corp.	5,825	334,413

		531,613

COMMERCIAL SERVICES & SUPPLIES – 0.7%
Visa, Inc., Class A	6,900	361,905

COMMUNICATIONS EQUIPMENT – 6.4%
Cisco Systems, Inc.*	134,700	2,195,610
Emulex Corp.*	54,634	381,345
QUALCOMM, Inc.	17,500	627,025

		3,203,980

COMPUTERS & PERIPHERALS – 5.0%
Apple Computer, Inc.*	2,450	209,108
International Business Machines Corp.	18,000	1,514,880
NetApp, Inc.*	55,500	775,335

		2,499,323

	Shares	Value

CONSTRUCTION & ENGINEERING – 1.8%
Fluor Corp.	13,000	$583,310
Jacobs Engineering Group, Inc.*	6,900	331,890

		915,200

DIVERSIFIED CONSUMER SERVICES – 1.3%
Apollo Group Inc., Class A*	4,800	367,776
ITT Educational Services, Inc.*	3,200	303,936

		671,712

DIVERSIFIED FINANCIAL SERVICES – 0.8%
JPMorgan Chase & Co.	4,900	154,497
U.S. Bancorp	10,100	252,601

		407,098

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.4%
Brasil Telecom S.A. ADR	10,900	195,328

ELECTRICAL EQUIPMENT – 2.4%
ABB Ltd. ADR	15,000	225,150
Emerson Electric Co.	26,700	977,487

		1,202,637

ENERGY EQUIPMENT & SERVICES – 1.5%
Diamond Offshore Drilling, Inc.	6,041	356,057
Smith International, Inc.	16,500	377,685

		733,742

FOOD & STAPLES RETAILING – 2.7%
Wal-Mart Stores, Inc.	24,000	1,345,440

FOOD PRODUCTS – 2.9%
Campbell Soup Co.	5,450	163,555
Kellogg Co.	16,800	736,680
Nestle S.A. ADR	13,800	547,860

		1,448,095

HEALTH CARE EQUIPMENT & SUPPLIES – 2.5%
Intuitive Surgical, Inc.*	2,000	253,980
Medtronic, Inc.	19,200	603,264
Varian Medical Systems, Inc.*	11,200	392,448

		1,249,692

HOTELS, RESTAURANTS & LEISURE – 0.1%
Ctrip.com International, Ltd. ADR	2,500	59,500

HOUSEHOLD DURABLES – 0.6%
NVR, Inc.*	615	280,594

HOUSEHOLD PRODUCTS – 3.0%
Colgate-Palmolive Co.	12,900	884,166

See Notes to Financial Statements.

WMC LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

Kimberly-Clark Corp.	11,900	$627,606

		1,511,772

INSURANCE – 0.8%
The Chubb Corp.	7,900	402,900

IT SERVICES – 2.0%
Accenture, Ltd., Class A	15,700	514,803
The Western Union Co.	34,600	496,164

		1,010,967

LIFE SCIENCES TOOLS & SERVICES – 0.5%
PerkinElmer, Inc.	18,900	262,899

MACHINERY – 4.9%
Caterpillar, Inc.	19,900	888,933
Cummins, Inc.	17,100	457,083
Dover Corp.	18,400	605,728
Joy Global, Inc.	21,300	487,557

		2,439,301

MEDIA – 0.4%
Scripps Networks Interactive, Inc., Class A	8,250	181,500

OIL, GAS & CONSUMABLE FUELS – 7.3%
Apache Corp.	4,100	305,573
Hess Corp.	11,430	613,105
Noble Energy, Inc.	9,700	477,434
Occidental Petroleum Corp.	25,900	1,553,741
Transocean Ltd.*	5,700	269,325
XTO Energy, Inc.	12,200	430,294

		3,649,472

PERSONAL PRODUCTS – 0.4%
Herbalife, Ltd.	8,400	182,112

PHARMACEUTICALS – 10.1%
Abbott Laboratories	25,600	1,366,272
Astrazeneca PLC ADR	12,400	508,772
Eli Lilly & Co.	30,400	1,224,208
Johnson & Johnson	13,200	789,756
Merck & Co., Inc.	28,500	866,400
Wyeth	8,400	315,084

		5,070,492

ROAD & RAIL – 0.6%
Norfolk Southern Corp.	5,800	272,890

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 5.0%
Altera Corp.	65,800	1,099,518
Analog Devices, Inc.	16,500	313,830
QLogic Corp.*	44,100	592,704

	Shares	Value

Xilinx, Inc.	28,910	$515,176

		2,521,228

SOFTWARE – 11.6%
Adobe Systems, Inc.*	11,000	234,190
BMC Software, Inc.*	32,100	863,811
Giant Interactive Group, Inc. ADR*	39,004	253,136
Microsoft Corp.	111,300	2,163,672
Oracle Corp.*	113,400	2,010,582
Shanda Interactive Entertainment Ltd. ADR*	9,100	294,476

		5,819,867

SPECIALTY RETAIL – 5.2%
Advanced Auto Parts, Inc.	11,400	383,610
AutoZone, Inc.*	6,400	892,608
The Gap, Inc.	24,300	325,377
TJX Cos., Inc.	32,644	671,487
Urban Outfitters, Inc.*	22,800	341,544

		2,614,626

TEXTILES, APPAREL & LUXURY GOODS – 0.9%
Nike, Inc., Class B	9,100	464,100

TOBACCO – 3.0%
Philip Morris International, Inc.	34,900	1,518,498

Total Common Stocks (cost $62,789,311)		48,363,162

	Principal Amount (000)
SHORT TERM INVESTMENTS – 5.3%
REPURCHASE AGREEMENT – 5.3%
State Street Bank and Trust Company, 0.01%, 1/02/09 (collateralized by $2,530,000 FHLB, 4.375%, 9/17/10, with a value of $2,693,691 total to be received $2,640,405) (cost $2,640,403)	$2,640	2,640,403

TOTAL INVESTMENTS – 101.8%
(cost $65,429,714)		51,003,565
Liabilities in excess of other assets – (1.8)%		(886,685)

NET ASSETS – 100.0%		$50,116,880

*	Non-income producing security

ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank

See Notes to Financial Statements.

WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

COMMON STOCKS – 95.3%
AEROSPACE & DEFENSE – 2.1%
Alliant Techsystems, Inc.*	12,200	$1,046,272
Precision Castparts Corp.	9,000	535,320

		1,581,592

AIRLINES – 0.3%
Continental Airlines, Inc., Class B*	11,600	209,496

AUTO COMPONENTS – 0.2%
BorgWarner, Inc.	7,700	167,629

BIOTECHNOLOGY – 2.9%
Amylin Pharmaceuticals, Inc.*	51,400	557,690
Cephalon, Inc.*	4,000	308,160
Onyx Pharmaceuticals, Inc.*	10,900	372,344
Regeneron Pharmaceuticals, Inc.*	20,000	367,200
Vertex Pharmaceuticals, Inc.*	20,900	634,942

		2,240,336

BUILDING PRODUCTS – 1.4%
Lennox International, Inc.	33,800	1,091,402

CAPITAL MARKETS – 1.4%
Blackrock, Inc.	2,700	362,205
State Street Corp.	18,400	723,672

		1,085,877

CHEMICALS – 0.8%
FMC Corp.	13,500	603,855

COMMERCIAL BANKS – 1.2%
M&T Bank Corp.	16,300	935,783

COMMERCIAL SERVICES & SUPPLIES – 2.7%
Republic Services, Inc.	84,885	2,104,299

COMPUTERS & PERIPHERALS – 4.3%
Diebold, Inc.	32,500	912,925
NCR Corp.*	62,100	878,094
NetApp, Inc.*	73,900	1,032,383
Teradata Corp.*	32,300	479,009

		3,302,411

CONSUMER FINANCE – 0.2%
SLM Corp.*	21,800	194,020

CONTAINERS & PACKAGING – 2.2%
Ball Corp.	29,200	1,214,428
Sealed Air Corp.	32,000	478,080

		1,692,508

DIVERSIFIED CONSUMER SERVICES – 3.7%
Apollo Group Inc., Class A*	6,100	467,382

	Shares	Value

DeVry, Inc.	18,200	$1,044,862
ITT Educational Services, Inc.*	11,000	1,044,780
Strayer Education, Inc.	1,500	321,615

		2,878,639

ELECTRIC UTILITIES – 3.6%
DPL, Inc.	59,000	1,347,560
Northeast Utilities	59,000	1,419,540

		2,767,100

ELECTRICAL EQUIPMENT – 1.0%
Ametek, Inc.	26,400	797,544

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.0%
Flir Systems, Inc.*	11,400	349,752
Itron, Inc.*	6,100	388,814

		738,566

ENERGY EQUIPMENT & SERVICES – 0.8%
Smith International, Inc.	28,100	643,209

FOOD & STAPLES RETAILING – 1.7%
BJ’s Wholesale Club, Inc.*	9,400	322,044
Kroger Co.	7,000	184,870
SUPERVALU, Inc.	54,400	794,240

		1,301,154

FOOD PRODUCTS – 0.0% +
Hormel Foods Corp.	600	18,648

GAS UTILITIES – 1.8%
UGI Corp.	57,300	1,399,266

HEALTH CARE EQUIPMENT & SUPPLIES – 3.9%
Beckman Coulter, Inc.	34,100	1,498,354
St. Jude Medical, Inc.*	29,300	965,728
Varian Medical Systems, Inc.*	14,800	518,592

		2,982,674

HEALTH CARE PROVIDERS & SERVICES – 5.5%
Community Health Systems, Inc.*	63,100	919,998
Humana, Inc.*	28,400	1,058,752
Omnicare, Inc.	22,800	632,928
Patterson Cos., Inc.*	51,800	971,250
Universal Health Services, Inc., Class B	18,300	687,531

		4,270,459

HEALTH CARE TECHNOLOGY – 0.4%
Cerner Corp.*	7,900	303,755

HOTELS, RESTAURANTS & LEISURE – 0.8%
Scientific Games Corp., Class A*	35,200	617,408

See Notes to Financial Statements.

WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

HOUSEHOLD DURABLES – 0.9%
NVR, Inc.*	1,500	$684,375

HOUSEHOLD PRODUCTS – 1.7%
Clorox Co.	23,200	1,288,992

INSURANCE – 8.6%
Aon Corp.	18,300	835,944
Arch Capital Group, Ltd.*	5,900	413,590
Axis Capital Holdings, Ltd.	9,800	285,376
Everest Re Group, Ltd.	12,900	982,206
Fidelity National Financial, Inc., Class A	17,800	315,950
First American Corp.	6,400	184,896
Marsh & McLennan Cos., Inc.	39,500	958,665
PartnerRe, Ltd.	2,800	199,556
Unum Group	49,100	913,260
W.R. Berkley Corp.	37,071	1,149,201
White Mountains Insurance Group Ltd.	1,500	400,665

		6,639,309

INTERNET SOFTWARE & SERVICES – 0.7%
VeriSign, Inc.*	28,100	536,148

IT SERVICES – 3.6%
Global Payments, Inc.	34,200	1,121,418
The Western Union Co.	116,100	1,664,874

		2,786,292

LEISURE EQUIPMENT & PRODUCTS – 0.7%
Mattel, Inc.	31,700	507,200

LIFE SCIENCES TOOLS & SERVICES – 2.0%
Life Technologies Corp.*	46,600	1,086,246
Pharmaceutical Product Development, Inc.	16,300	472,863

		1,559,109

MACHINERY – 2.3%
Kennametal, Inc.	30,500	676,795
PACCAR, Inc.	37,300	1,066,780

		1,743,575

MEDIA – 2.3%
Dreamworks Animation Skg, Inc., Class A*	52,800	1,333,728
Scripps Networks Interactive, Inc., Class A	20,300	446,600

		1,780,328

METALS & MINING – 0.8%
Nucor Corp.	13,400	619,080

	Shares	Value

OIL, GAS & CONSUMABLE FUELS – 3.1%
Forest Oil Corp.*	28,800	$474,912
Noble Energy, Inc.	19,800	974,556
St. Mary Land & Exploration Co.	17,900	363,549
Ultra Petroleum Corp.*	16,700	576,317

		2,389,334

PHARMACEUTICALS – 0.9%
Perrigo Co.	20,800	672,048

PROFESSIONAL SERVICES – 4.3%
Dun & Bradstreet Corp.	11,400	880,080
Equifax, Inc.	56,100	1,487,772
Manpower, Inc.	17,900	608,421
Robert Half International, Inc.	17,054	355,064

		3,331,337

REAL ESTATE INVESTMENT TRUSTS – 0.6%
Kimco Realty Corp.	26,300	480,764

ROAD & RAIL – 2.2%
JB Hunt Transport Services, Inc.	28,900	759,203
Kansas City Southern*	20,200	384,810
Landstar Systems, Inc.	13,800	530,334

		1,674,347

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.6%
Altera Corp.	54,700	914,037
Lam Research Corp.*	49,400	1,051,232

		1,965,269

SOFTWARE – 4.9%
BMC Software, Inc.*	17,600	473,616
Electronic Arts, Inc.*	47,300	758,692
FactSet Research Systems, Inc.	17,500	774,200
McAfee, Inc.*	14,200	490,894
MICROS Systems, Inc.*	27,300	445,536
Red Hat, Inc.*	60,400	798,488

		3,741,426

SPECIALTY RETAIL – 8.1%
Advanced Auto Parts, Inc.	23,600	794,140
AutoZone, Inc.*	6,300	878,661
Best Buy Co., Inc.	39,900	1,121,589
Dick’s Sporting Goods, Inc.*	21,900	309,009
O’Reilly Automotive, Inc.*	44,000	1,352,560
Staples, Inc.	34,800	623,616
The Sherwin-Williams Co.	12,500	746,875
Tiffany & Co.	17,700	418,251

		6,244,701

See Notes to Financial Statements.

WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

WIRELESS TELECOMMUNICATION SERVICES – 1.1%
American Tower Corp. Class A*	27,700	$812,165

Total Common Stocks (cost $90,606,967)		73,383,429

	Principal Amount (000)
SHORT TERM INVESTMENTS – 5.4%
REPURCHASE AGREEMENT – 5.4%
State Street Bank and Trust Company, 0.01%, 1/02/09 (collateralized by $3,985,000 FHLB, 4.375%, 09/17/10, with a value of $4,242,830 total to be received $4,159,049) (cost $4,159,046)	$4,159	4,159,046

TOTAL INVESTMENTS – 100.7%
(cost $94,766,013)		77,542,475
Liabilities in excess of other assets – (0.7)%		(563,337)

NET ASSETS – 100.0%		$76,979,138

*	Non-income producing security
+	Amount is less than 0.05%.
FHLB	Federal Home Loan Bank

See Notes to Financial Statements.

LORD ABBETT GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

COMMON STOCKS – 93.4%
AIR FREIGHT & LOGISTICS – 0.1%
FedEx Corp.	60	$3,849

AIRLINES – 3.5%
Delta Air Lines, Inc.*	14,980	171,671

BEVERAGES – 2.3%
Coca-Cola Enterprises, Inc.	9,190	110,556

BIOTECHNOLOGY – 2.1%
Amgen, Inc.*	1,470	84,892
Genzyme Corp.*	280	18,584

		103,476

BUILDING PRODUCTS – 0.4%
Masco Corp.	1,830	20,368

CAPITAL MARKETS – 15.5%
Bank of New York Mellon Corp.	8,180	231,740
Franklin Resources, Inc.	1,330	84,827
Legg Mason, Inc.	500	10,955
Merrill Lynch & Co., Inc.	14,490	168,664
T Rowe Price Group, Inc.	2,630	93,207
The Charles Schwab Corp.	2,280	36,868
The Goldman Sachs Group, Inc.	1,460	123,209

		749,470

CHEMICALS – 0.6%
PPG Industries, Inc.	700	29,701

COMMERCIAL BANKS – 9.9%
BB&T Corp.	1,470	40,366
Fifth Third Bancorp	4,170	34,444
M&T Bank Corp.	1,050	60,281
Marshall & Ilsley Corp.	840	11,458
PNC Financial Services Group, Inc.	1,640	80,360
Suntrust Banks, Inc.	670	19,792
Wells Fargo & Co.	7,880	232,302

		479,003

COMMERCIAL SERVICES & SUPPLIES – 0.9%
Ticketmaster*	724	4,648
Waste Management, Inc.	1,180	39,105

		43,753

COMPUTERS & PERIPHERALS – 0.8%
Hewlett-Packard Co.	1,040	37,742

CONSUMER FINANCE – 1.6%
Capital One Financial Corp.	2,480	79,087

DIVERSIFIED FINANCIAL SERVICES – 4.6%
JPMorgan Chase & Co.	7,150	225,439

	Shares	Value

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.5%
AT&T, Inc.	2,470	$70,395

ENERGY EQUIPMENT & SERVICES – 2.3%
Halliburton Co.	1,770	32,179
Schlumberger, Ltd.	1,920	81,273

		113,452

FOOD & STAPLES RETAILING – 3.1%
Kroger Co.	2,330	61,535
Wal-Mart Stores, Inc.	1,570	88,014

		149,549

FOOD PRODUCTS – 1.9%
General Mills, Inc.	150	9,113
Kraft Foods, Inc., Class A	3,090	82,966

		92,079

HEALTH CARE EQUIPMENT & SUPPLIES – 2.8%
Boston Scientific Corp.*	13,150	101,781
Covidien, Ltd.	940	34,066

		135,847

HEALTH CARE PROVIDERS & SERVICES – 0.2%
Humana, Inc.*	160	5,965
UnitedHealth Group Inc.	120	3,192

		9,157

HOTELS, RESTAURANTS & LEISURE – 1.1%
Carnival Corp.	2,050	49,856
Marriott International, Inc., Class A	60	1,167

		51,023

HOUSEHOLD PRODUCTS – 0.1%
Colgate-Palmolive Co.	40	2,742

INDUSTRIAL CONGLOMERATES – 3.1%
General Electric Co.	9,170	148,554

INSURANCE – 2.8%
ACE, Ltd.	490	25,931
Aon Corp.	1,840	84,051
MetLife, Inc.	750	26,145

		136,127

INTERNET & CATALOG RETAIL – 1.6%
HSN, Inc.*	1,854	13,479
IAC/InterActiveCorp.*	4,110	64,650

		78,129

IT SERVICES – 0.7%
The Western Union Co.	2,460	35,276

See Notes to Financial Statements.

LORD ABBETT GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

MACHINERY – 1.5%
Eaton Corp.	1,440	$71,582

MEDIA – 1.0%
Comcast Corp., Class A	1,380	23,294
Time Warner, Inc.	2,380	23,943

		47,237

METALS & MINING – 0.6%
Freeport-McMoRan Copper & Gold, Inc.	1,190	29,084

MULTI-LINE RETAIL – 7.4%
Archer-Daniels-Midland Co.	4,560	131,465
JC Penney Co., Inc.	930	18,321
Kohl’s Corp.*	2,790	100,998
Target Corp.	3,170	109,460

		360,244

OIL & GAS-EXPLORATION & PRODUCTION – 5.1%
Chevron Corp.	940	69,532
El Paso Corp.	1,510	11,823
Exxon Mobil Corp.	1,580	126,131
Occidental Petroleum Corp.	430	25,796
XTO Energy, Inc.	450	15,872

		249,154

PHARMACEUTICALS – 4.4%
Abbott Laboratories	1,630	86,993
Pfizer, Inc.	2,410	42,681
Teva Pharmaceutical Industries, Ltd. ADR	1,980	84,289

		213,963

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS – 1.4%
Annaly Capital Management, Inc.	4,300	$68,241

ROAD & RAIL – 1.2%
Hertz Global Holdings, Inc.*	11,820	59,927

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.3%
Intel Corp.	1,000	14,660

SOFTWARE – 2.7%
Adobe Systems, Inc.*	850	18,096
Microsoft Corp.	1,930	37,519
Oracle Corp.*	4,220	74,821

		130,436

SPECIALTY RETAIL – 4.3%
Best Buy Co., Inc.	2,360	66,340
J. Crew Group, Inc.*	1,500	18,300
The Home Depot, Inc.	5,280	121,545

		206,185

Total Common Stocks (cost $5,173,375)		4,527,158

SHORT TERM INVESTMENTS – 8.7%
MUTUAL FUNDS – 8.7%
SSgA Money Market Fund (cost $423,394)	423,394	423,394

TOTAL INVESTMENTS – 102.1%
(cost $5,596,769)		4,950,552
Liabilities in excess of other assets – (2.1)%		(101,032)

NET ASSETS – 100.0%		$4,849,520

*	Non-income producing security
ADR	American Depositary Receipt

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

COMMON STOCKS – 93.3%
AEROSPACE & DEFENSE – 0.1%
BE Aerospace, Inc.*	1,110	$8,536

AIR FREIGHT & LOGISTICS – 0.4%
Expeditors International of Washington, Inc.	684	22,756
UTI Worldwide, Inc.	1,152	16,520

		39,276

AIRLINES – 0.9%
AMR Corp.*	839	8,952
Continental Airlines, Inc., Class B*	476	8,596
Delta Air Lines, Inc.*	2,071	23,734
Southwest Airlines Co.	6,187	53,332

		94,614

AUTO COMPONENTS – 0.5%
Autoliv, Inc.	914	19,614
BorgWarner, Inc.	379	8,251
Johnson Controls, Inc.	1,385	25,152
The Goodyear Tire & Rubber Co.*	688	4,107

		57,124

AUTOMOBILES – 0.3%
Ford Motor Co.*	12,096	27,700
Thor Industries, Inc.	625	8,237

		35,937

BEVERAGES – 1.5%
Brown-Forman Corp., Class B	124	6,385
Coca-Cola Enterprises, Inc.	3,468	41,720
Constellation Brands, Inc., Class A*	846	13,341
Dr Pepper Snapple Group, Inc.*	2,801	45,516
Hansen Natural Corp.*	312	10,461
Molson Coors Brewing Co., Class B	254	12,426
Pepsi Bottling Group, Inc.	772	17,378
PepsiAmericas, Inc.	667	13,580

		160,807

BIOTECHNOLOGY – 0.0% +
Facet Biotech Corp.*	183	1,757

BUILDING PRODUCTS – 0.5%
Armstrong World Industries, Inc.	1,008	21,793
Masco Corp.	1,318	14,669
NVR, Inc.*	32	14,600
Owens Corning, Inc.*	502	8,685

		59,747

	Shares	Value

CAPITAL MARKETS – 2.4%
American Capital, Ltd.	1,158	$3,752
Ameriprise Financial, Inc.	2,344	54,756
Bank of New York Mellon Corp.	426	12,068
Blackrock, Inc.	35	4,695
Eaton Vance Corp.	562	11,808
Federated Investors, Inc., Class B	549	9,311
Invesco, Ltd.	1,815	26,209
Investment Technology Group, Inc.*	458	10,406
Janus Capital Group, Inc.	795	6,384
Northern Trust Corp.	453	23,619
Raymond James Financial, Inc.	1,258	21,549
SEI Investments Co.	2,949	46,329
T Rowe Price Group, Inc.	632	22,398
The Charles Schwab Corp.	270	4,366

		257,650

CHEMICALS – 1.6%
Airgas, Inc.	129	5,030
Cytec Industries, Inc.	1,178	24,997
Eastman Chemical Co.	341	10,813
FMC Corp.	660	29,522
Huntsman Corp.	2,475	8,514
Lubrizol Corp.	628	22,853
Monsanto Co.	389	27,366
PPG Industries, Inc.	285	12,093
Rohm & Haas Co.	139	8,589
RPM International, Inc.	1,021	13,569
Valspar Corp.	470	8,502

		171,848

COMMERCIAL BANKS – 5.3%
Associated Banc-Corp.	545	11,407
BancorpSouth, Inc.	1,684	39,338
Bank Hawaii Corp.	593	26,786
BOK Financial Corp.	223	9,009
City National Corp.	179	8,717
Comerica, Inc.	1,380	27,393
Commerce Bancshares, Inc.	254	11,163
Cullen/Frost Bankers, Inc.	454	23,009
Fifth Third Bancorp	4,686	38,706
First Horizon National Corp.	500	5,285
Fulton Financial Corp.	1,244	11,967
Huntington Bancshares, Inc.	4,145	31,751
Keycorp	1,538	13,104
M&T Bank Corp.	473	27,155
Marshall & Ilsley Corp.	3,362	45,858
National City Corp.	6,481	11,731
Regions Financial Corp.	8,863	70,549
Suntrust Banks, Inc.	274	8,094

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

Synovus Financial Corp.	7,206	$59,810
Whitney Holding Corp.	1,736	27,759
Wilmington Trust Corp.	1,552	34,516
Zions Bancorporation	1,460	35,785

		578,892

COMMERCIAL SERVICES & SUPPLIES – 1.4%
Cintas Corp.	665	15,448
Convergys Corp.*	1,821	11,673
Manpower, Inc.	1,660	56,423
Republic Services, Inc.	688	17,055
Robert Half International, Inc.	509	10,597
RR Donnelley & Sons Co.	2,232	30,311
Steelcase, Inc., Class A	2,437	13,696

		155,203

COMMUNICATIONS EQUIPMENT – 0.2%
Tellabs, Inc.*	4,542	18,713

COMPUTERS & PERIPHERALS – 1.1%
Brocade Communications Systems, Inc.*	3,642	10,198
Lexmark International, Inc., Class A*	631	16,974
NetApp, Inc.*	559	7,809
QLogic Corp.*	626	8,413
SanDisk Corp.*	1,143	10,973
Seagate Technology	4,232	18,748
Sun Microsystems, Inc.*	7,446	28,444
Teradata Corp.*	1,081	16,031

		117,590

CONSTRUCTION & ENGINEERING – 0.1%
Foster Wheeler, Ltd.*	248	5,798
URS Corp.*	239	9,744

		15,542

CONSTRUCTION MATERIALS – 0.3%
Vulcan Materials Co.	493	34,303

CONSUMER FINANCE – 0.6%
AmeriCredit Corp.*	1,272	9,718
Capital One Financial Corp.	406	12,947
Discover Financial Services	4,824	45,973

		68,638

CONTAINERS & PACKAGING – 2.0%
AptarGroup, Inc.	1,150	40,526
Ball Corp.	704	29,279
Bemis Co.	1,126	26,664
Owens- Ilinois, Inc.*	686	18,748
Pactiv Corp.*	832	20,700

	Shares	Value

Sealed Air Corp.	1,684	$25,159
Sonoco Products Co.	2,271	52,596
Temple-Inland, Inc.	2,138	10,263

		223,935

DISTRIBUTORS – 0.6%
Genuine Parts Co.	1,672	63,302

DIVERSIFIED CONSUMER SERVICES – 0.1%
Career Education Corp.*	827	14,836

DIVERSIFIED FINANCIAL SERVICES – 1.5%
Bank of America Corp.	353	4,970
CME Group, Inc.	169	35,170
Lender Processing Services, Inc.	411	12,104
Leucadia National Corp.	1,305	25,839
Moody’s Corp.	3,122	62,721
Nasdaq Stock Market, Inc.*	301	7,438
NYSE Euronext	389	10,651

		158,893

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.3%
AT&T, Inc.	210	5,985
CenturyTel, Inc.	1,475	40,312
Embarq Corp.	700	25,172
Frontier Communications Corp.	2,579	22,541
Qwest Communications International, Inc.	6,560	23,878
Windstream Corp.	2,312	21,270

		139,158

ELECTRIC UTILITIES – 4.3%
American Electric Power Co., Inc.	3,047	101,404
DPL, Inc.	979	22,361
Edison International	3,968	127,452
Exelon Corp.	77	4,282
Hawaiian Electric Industries, Inc.	793	17,557
Northeast Utilities	1,134	27,284
NV Energy, Inc.	2,438	24,112
Pepco Holdings, Inc.	949	16,854
Pinnacle West Capital Corp.	1,515	48,677
Progress Energy, Inc.	1,413	56,308
Reliant Energy, Inc.*	3,951	22,837

		469,128

ELECTRICAL EQUIPMENT – 0.7%
Cooper Industries, Ltd., Class A	969	28,324
Emerson Electric Co.	748	27,384
LSI Corp.*	2,789	9,176
Thomas & Betts Corp.*	295	7,086

		71,970

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.0%
Arrow Electronics, Inc.*	645	$12,152
Ingram Micro, Inc., Class A*	3,831	51,297
Jabil Circuit, Inc.	489	3,301
Tech Data Corp.*	1,836	32,754
Vishay Intertechnology, Inc.*	2,955	10,106

		109,610

ENERGY EQUIPMENT & SERVICES – 1.2%
BJ Services Co.	1,546	18,042
Exterran Holdings, Inc.*	1,237	26,348
Halliburton Co.	261	4,745
Helmerich & Payne, Inc.	418	9,509
Nabors Industries, Ltd.*	1,504	18,003
Oil States International, Inc.*	262	4,897
SEACOR Holdings, Inc. (1)*	414	27,593
Tidewater, Inc.	222	8,940
Transocean Ltd.*	178	8,411

		126,488

EXCHANGE TRADED FUNDS – 0.4%
Ishares Russell 2000 Index Fund	565	27,838
S&P 500 SPDR Trust Series 1	118	10,648

		38,486

FOOD & STAPLES RETAILING – 1.6%
BJ’s Wholesale Club, Inc.*	1,107	37,926
Safeway, Inc.	4,276	101,640
SUPERVALU, Inc.	2,536	37,026

		176,592

FOOD PRODUCTS – 3.8%
Bunge, Ltd.	1,786	92,461
Campbell Soup Co.	1,431	42,944
ConAgra Foods, Inc.	1,921	31,696
Corn Products International, Inc.	1,244	35,889
Dean Foods Co.*	382	6,865
Del Monte Foods Co.	3,985	28,453
H.J. Heinz Co.	701	26,358
Hormel Foods Corp.	1,008	31,329
Sara Lee Corp.	1,106	10,828
Smithfield Foods, Inc.*	1,452	20,430
The Hershey Co.	1,007	34,983
The J. M. Smucker Co.	479	20,769
Tyson Foods, Inc., Class A	3,353	29,372

		412,377

GAS UTILITIES – 1.1%
Atmos Energy Corp.	1,274	30,194
Energen Corp.	1,401	41,091
Oneok, Inc.	347	10,105

	Shares	Value

Questar Corp.	481	$15,724
UGI Corp.	1,000	24,420

		121,534

HEALTH CARE EQUIPMENT & SUPPLIES – 0.6%
Advanced Medical Optics, Inc.*	867	5,731
Beckman Coulter, Inc.	82	3,603
Hill-Rom Holdings, Inc.	835	13,744
Hologic, Inc.*	1,808	23,631
Hospira, Inc.*	450	12,069
The Cooper Cos., Inc.	353	5,789

		64,567

HEALTH CARE PROVIDERS & SERVICES – 1.7%
AmerisourceBergen Corp.	742	26,460
Brookdale Senior Living, Inc.	1,212	6,763
CIGNA Corp.	1,159	19,529
Community Health Systems, Inc.*	995	14,507
Coventry Health Care, Inc.*	780	11,606
Health Net, Inc.*	1,812	19,733
Humana, Inc.*	380	14,166
LifePoint Hospitals, Inc.*	456	10,415
McKesson Corp.	87	3,370
Medco Health Solutions, Inc.*	205	8,592
Omnicare, Inc.	599	16,628
Universal Health Services, Inc., Class B	885	33,249

		185,018

HEALTH CARE TECHNOLOGY – 0.6%
Hlth Corp.*	5,986	62,614

HOTELS, RESTAURANTS & LEISURE – 1.5%
Chipotle Mexican Grill, Inc., Class A*	109	6,756
Interval Leisure Group, Inc.*	1,286	6,932
McDonald’s Corp. (1)	858	53,359
Panera Bread Co., Class A*	536	28,001
Royal Caribbean Cruises, Ltd.	1,270	17,462
Wyndham Worldwide Corp.	915	5,993
Yum! Brands, Inc.	1,561	49,171

		167,674

HOUSEHOLD DURABLES – 3.2%
Black & Decker Corp.	477	19,943
Centex Corp.	2,488	26,472
D.R.Horton, Inc.	1,377	9,735
Fortune Brands, Inc.	2,219	91,600
Harman International Industries, Inc.	1,398	23,389
Jarden Corp.*	1,256	14,444
Leggett & Platt, Inc.	2,278	34,603

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

Mohawk Industries, Inc.*	516	$22,173
Newell Rubbermaid, Inc.	726	7,100
Pulte Homes, Inc.	799	8,733
Snap-On, Inc.	187	7,364
The Stanley Works, Inc.	405	13,811
Toll Brothers, Inc.*	1,831	39,238
Whirlpool Corp. (1)	890	36,802

		355,407

HOUSEHOLD PRODUCTS – 0.1%
Clorox Co.	185	10,279

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.9%
Dynegy, Inc., Class A*	9,399	18,798
Mirant Corp.*	1,269	23,946
NRG Energy, Inc.*	2,475	57,742

		100,486

INDUSTRIAL CONGLOMERATES – 0.1%
Teleflex, Inc.	213	10,671

INSURANCE – 10.6%
Aflac, Inc.	1,043	47,811
Alleghany Corp.*	74	20,868
American Financial Group, Inc.	695	15,902
Aon Corp.	1,335	60,983
Arch Capital Group, Ltd. (1)*	968	67,857
Assurant, Inc.	396	11,880
Axis Capital Holdings, Ltd.	1,100	32,032
Brown & Brown, Inc.	1,968	41,131
Cincinnati Financial Corp.	1,613	46,890
CNA Financial Corp.	1,013	16,654
Conseco, Inc.*	1,463	7,578
Endurance Specialty Holdings, Ltd.	1,061	32,392
Everest Re Group, Ltd.	269	20,482
Fidelity National Financial, Inc., Class A	1,708	30,317
First American Corp.	1,097	31,692
Genworth Financial, Inc., Class A	1,863	5,272
HCC Insurance Holdings, Inc.	1,308	34,989
Lincoln National Corp.	2,447	46,102
Markel Corp.*	31	9,269
Marsh & McLennan Cos., Inc.	891	21,625
MBIA, Inc.*	2,003	8,152
Mercury General Corp.	813	37,390
Nationwide Financial Services	582	30,386
Old Republic International Corp.	4,226	50,374
OneBeacon Insurance Group, Ltd.	1,083	11,307
PartnerRe, Ltd.	471	33,568
Protective Life Corp.	943	13,532
Prudential Financial, Inc.	285	8,624

	Shares	Value

Reinsurance Group of America, Inc.	609	$26,077
RenaissanceRe Holdings, Ltd.	152	7,837
StanCorp Financial Group, Inc.	290	12,113
The Hanover Insurance Group, Inc.	732	31,454
The Principal Financial Group, Inc.	1,714	38,685
The Progressive Corp. (1)	7,241	107,239
Unitrin, Inc.	1,455	23,193
Unum Group (1)	4,092	76,111
W.R. Berkley Corp.	1,311	40,641
Xl Capital, Ltd., Class A	1,707	6,316

		1,164,725

INTERNET & CATALOG RETAIL – 0.2%
Expedia, Inc.*	1,444	11,899
HSN, Inc.*	983	7,146

		19,045

INTERNET SOFTWARE & SERVICES – 0.2%
Sohu.com, Inc.*	269	12,734
VeriSign, Inc.*	425	8,109

		20,843

IT SERVICES – 1.1%
Accenture, Ltd., Class A	1,331	43,644
Affiliated Computer Services, Inc., Class A*	100	4,595
Computer Sciences Corp.*	1,122	39,427
Fidelity National Information Services, Inc.	1,864	30,327
Genpact, Ltd.*	611	5,022

		123,015

LEISURE EQUIPMENT & PRODUCTS – 0.0% +
Eastman Kodak Co.	830	5,461

LIFE SCIENCES TOOLS & SERVICES – 0.0% +
Life Technologies Corp.*	163	3,800

MACHINERY – 1.7%
AGCO Corp.*	1,183	27,907
Dover Corp.	567	18,666
Flowserve Corp.	263	13,544
Gardner Denver, Inc.*	223	5,205
Graco, Inc.	195	4,627
IDEX Corp.	500	12,075
Kennametal, Inc.	500	11,095
Lincoln Electric Holdings, Inc.	289	14,719
Oshkosh Truck Corp.	611	5,432
Pentair, Inc.	172	4,071
Terex Corp.*	399	6,911
The Timken Co.	1,095	21,495

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

Toro Co.	921	$30,393
Trinity Industries, Inc.	736	11,599

		187,739

MARINE – 0.2%
Alexander & Baldwin, Inc.	898	22,504

MEDIA – 2.7%
Ascent Media Corp., Class A*	967	21,119
Cablevision Systems Corp., Class A	1,700	28,628
CBS Corp., Class B (1)	6,047	49,525
Clear Channel Outdoor Holdings, Inc., Class A*	1,240	7,626
Comcast Corp., Class A	574	9,689
Discovery Communications, Inc., Class A*	509	7,207
Discovery Communications, Inc., Class C*	1,257	16,831
DISH Network Corp., Class A*	644	7,142
Dreamworks Animation Skg, Inc.*	148	3,739
Gannett Co., Inc.	2,040	16,320
Hearst-Argyle Television, Inc.	1,647	9,981
Liberty Global, Inc., Class A*	708	11,271
Meredith Corp.	507	8,680
Scripps Networks Interactive, Inc., Class A	405	8,910
The DIRECTV Group, Inc.*	424	9,714
The McGraw-Hill Cos., Inc.	1,816	42,113
Time Warner, Inc.	1,097	11,036
Virgin Media, Inc.	6,319	31,532

		301,063

METALS & MINING – 0.2%
Commercial Metals Co.	503	5,970
Reliance Steel & Aluminum Co.	523	10,429
Southern Copper Corp.	470	7,548

		23,947

MULTI-LINE RETAIL – 1.0%
Dollar Tree, Inc.*	196	8,193
Family Dollar Stores, Inc., Class A	1,839	47,943
Macy’s, Inc.	2,510	25,978
Sears Holdings Corp.*	661	25,693

		107,807

MULTI-UTILITIES – 6.7%
Alliant Energy Corp.	1,371	40,006
Consolidated Edison, Inc.	1,699	66,142
Integrys Energy Group, Inc.	1,837	78,954
MDU Resources Group, Inc.	2,594	55,978
NiSource, Inc.	5,824	63,889

	Shares	Value

Nstar	500	$18,245
OGE Energy Corp.	1,946	50,168
PG&E Corp.	2,532	98,014
Puget Energy, Inc.	1,368	37,305
SCANA Corp.	1,297	46,173
Sempra Energy	1,779	75,839
TECO Energy, Inc.	958	11,831
Vectren Corp.	2,592	64,826
Wisconsin Energy Corp.	218	9,152
Xcel Energy, Inc.	765	14,191

		730,713

OFFICE ELECTRONICS – 0.1%
Xerox Corp.	774	6,169

OIL & GAS-EXPLORATION & PRODUCTION – 4.4%
Alpha Natural Resources, Inc.*	353	5,715
Apache Corp.	308	22,955
Cabot Oil & Gas Corp.	337	8,762
Cimarex Energy Co.	994	26,619
El Paso Corp.	933	7,306
Encore Aquisition Co.*	714	18,221
EOG Resources, Inc.	81	5,393
Forest Oil Corp.*	472	7,783
Helix Energy Solutions Group, Inc.*	492	3,562
Hess Corp.	109	5,847
Murphy Oil Corp.	779	34,549
Newfield Exploration Co.*	300	5,925
Noble Energy, Inc.	959	47,202
Overseas Shipholding Group, Inc.	231	9,728
Patterson-UTI Energy, Inc.	880	10,129
Pioneer Natural Resources Co.	1,657	26,810
Plains Exploration & Production Co.*	925	21,497
Southwestern Energy Co.*	657	19,033
Spectra Energy Corp.	1,851	29,135
St. Mary Land & Exploration Co.	723	14,684
Sunoco, Inc.	1,073	46,633
Teekay Shipping Corp.	291	5,718
Tesoro Corp.	3,708	48,834
Ultra Petroleum Corp.*	159	5,487
Valero Energy Corp.	2,022	43,756

		481,283

PAPER & FOREST PRODUCTS – 1.0%
Domtar Corp.*	6,824	11,396
International Paper Co.	3,559	41,996
MeadWestvaco Corp.	855	9,568
Plum Creek Timber Co., Inc.	1,014	35,226
Rayonier, Inc.	534	16,741

		114,927

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

PERSONAL PRODUCTS – 0.5%
Alberto – Culver Co.	1,865	$45,711
Herbalife, Ltd.	441	9,561

		55,272

PHARMACEUTICALS – 1.7%
Forest Laboratories, Inc.*	2,240	57,053
Gilead Sciences, Inc.*	668	34,162
King Pharmaceuticals, Inc.*	4,197	44,572
Mylan Labs, Inc.*	2,452	24,250
Schering-Plough Corp.	266	4,530
Teva Pharmaceutical Industries, Ltd. ADR	362	15,406
Watson Pharmaceuticals, Inc.*	342	9,087

		189,060

REAL ESTATE INVESTMENT TRUSTS – 8.8%
AMB Property Corp. (1)	1,365	31,968
Annaly Capital Management, Inc.	3,293	52,260
Apartment Investment & Management Co.	2,008	23,192
AvalonBay Communities, Inc. (1)	781	47,313
Boston Properties, Inc.	1,041	57,255
Brandywine Reality Trust	952	7,340
BRE Properties, Inc.	998	27,924
Camden Property Trust	165	5,171
Developers Diversified Realty Corp.	3,072	14,991
Duke Realty Corp.	2,094	22,950
Equity Residential Properties Trust	2,741	81,737
Essex Property Trust, Inc.	287	22,027
Federal Realty Investment Trust	511	31,723
HCP, Inc.	727	20,189
Health Care REIT, Inc.	742	31,312
Host Hotels & Resorts, Inc.	2,127	16,101
Kilroy Realty Corp.	777	25,998
Kimco Realty Corp.	2,841	51,934
Liberty Property Trust	2,015	46,003
Mack-Cali Realty Corp.	809	19,821
Nationwide Health Properties, Inc.	2,191	62,926
ProLogis Trust	2,087	28,988
Public Storage	635	50,483
Regency Centers Corp.	968	45,206
Simon Property Group, Inc.	203	10,785
SL Green Realty Corp.	1,303	33,748
The Macerich Co.	484	8,789
Ventas, Inc.	501	16,819
Vornado Realty Trust	667	40,253
Weyerhaeuser Co.	924	28,284

		963,490

	Shares	Value

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%
Jones Lang LaSalle, Inc.	504	$13,961

ROAD & RAIL – 0.6%
Con-Way, Inc.	598	15,907
Hertz Global Holdings, Inc.*	4,169	21,137
JB Hunt Transport Services, Inc.	284	7,460
Ryder System, Inc.	350	13,573
Werner Enterprises, Inc.	258	4,474

		62,551

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.3%
Advanced Micro Devices, Inc.*	7,499	16,198
Broadcom Corp., Class A*	834	14,153
Integrated Device Technology, Inc.*	925	5,189

		35,540

SOFTWARE – 0.5%
Adobe Systems, Inc.*	528	11,241
Amdocs, Ltd.*	742	13,571
Autodesk, Inc.*	185	3,635
Cadence Design Systems, Inc.*	972	3,558
Synopsys, Inc.*	709	13,131
VMware, Inc., Class A*	234	5,543

		50,679

SPECIALTY RETAIL – 1.0%
Aeropostale, Inc.*	274	4,411
Bed Bath & Beyond, Inc.*	495	12,583
Foot Locker, Inc.	2,400	17,616
Liz Claiborne, Inc.	1,783	4,636
OfficeMax, Inc.	933	7,128
PetSmart, Inc.	1,113	20,535
RadioShack Corp.	2,022	24,143
Ross Stores, Inc.	536	15,935
Urban Outfitters, Inc.*	303	4,539

		111,526

TEXTILES, APPAREL & LUXURY GOODS – 0.2%
Coach, Inc.*	195	4,050
Jones Apparel Group, Inc.	1,412	8,275
VF Corp.	195	10,680

		23,005

THRIFT & MORTGAGE FINANCE – 1.5%
Astoria Financial Corp.	371	6,114
Hudson City Bancorp, Inc.	4,485	71,580
New York Community Bancorp, Inc.	458	5,478

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

People’s United Financial, Inc.	1,070	$19,078
TFS Financial Corp.	2,153	27,774
Washington Federal, Inc.	1,425	21,318
Webster Financial Corp.	890	12,264

		163,606

TOBACCO – 1.6%
Lorillard, Inc.	1,715	96,640
UST, Inc.	1,147	79,579

		176,219

TRADING COMPANIES & DISTRIBUTORS – 0.1%
United Rentals, Inc.*	805	7,342

WATER UTILITIES – 0.2%
American Water Works Co., Inc.	698	14,574
Aqua America, Inc.	418	8,607

		23,181

	Shares	Value

WIRELESS TELECOMMUNICATION SERVICES – 0.6%
Crown Castle International Corp.*	1,290	$22,678
Leap Wireless International, Inc.*	166	4,464
Sprint Nextel Corp.*	8,956	16,390
Telephone & Data Systems, Inc.	396	12,573
US Cellular Corp.*	142	6,140

		62,245

Total Common Stocks (cost $11,830,250)		10,209,920

SHORT TERM INVESTMENTS – 15.4%
MUTUAL FUNDS – 15.4%
SSgA Prime Money Market Fund (cost $1,687,024)	1,687,024	1,687,024

TOTAL INVESTMENTS – 108.7%
(cost $13,517,274)		11,896,944
Liabilities in excess of other assets – (8.7)%		(949,365)

NET ASSETS – 100.0%		$10,947,579

*	Non-income producing security
(1)	Security or a portion of the security has been designated as collateral for futures contracts.
+	Amount is less than 0.05%.

ADR	American Depositary Receipt

See Notes to Financial Statements.

GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF OTHER FINANCIAL INSTRUMENTS
December 31, 2008	Sun Capital Advisers Trust

At December 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 Mini Index Futures	3/20/09	3	129,894	135,015	5,121
Russell Mini 2000 Index Futures	3/20/09	8	376,444	398,320	21,876

Net unrealized appreciation					26,997

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS December 31, 2008	Sun Capital Advisers Trust

	Principal Amount (000)	Value

CORPORATE DEBT OBLIGATIONS – 17.5%
BANKS – 8.4%
American Express Bank 2.49%, 12/10/10 (1)	$1,900	$1,898,362
3.15%, 12/9/11	1,900	1,915,126
HSBC USA, Inc. 3.13%, 12/16/11	1,900	1,973,162
PNC Funding Corp. 1.88%, 6/22/11	1,200	1,201,786
Regions Bank 2.75%, 12/10/10	1,900	1,940,405
Wells Fargo & Co. 4.38%, 1/31/13	1,000	979,216

		9,908,057

BROKERAGE – 5.8%
General Electric Capital Corp. 3.00%, 12/9/11	1,800	1,860,930
6.00%, 6/15/12	1,000	1,026,048
John Deere Capital Corp. 2.74%, 8/19/10 (1)	1,000	939,503
2.88%, 6/19/12	1,350	1,388,463
JP Morgan Chase & Co. 2.63%, 12/1/10	1,600	1,632,123

		6,847,067

FOOD, BEVERAGES & RESTAURANTS – 0.9%
Pepsico, Inc. 4.65%, 2/15/13	1,000	1,028,180

INSURANCE – 1.6%
Metropolitan Life Global Funding I 5.13%, 4/10/13 (2)	1,000	931,759
New York Life Global Funding 4.65%, 5/9/13 (2)	1,000	966,307

		1,898,066

SPECIAL PURPOSE BANK – 0.8%
Kreditanstalt Fur Wiederaufbau 3.75%, 6/27/11	900	936,423

Total Corporate Debt Obligations (cost $20,507,052)		20,617,793

COLLATERALIZED MORTGAGE OBLIGATION – 1.0%
Federal National Mortgage Association, Series 2005-91, Class FJ 0.97%, 10/25/35 (1) (cost $1,139,230)	1,199	1,165,711

	Principal Amount (000)	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS – 73.5%
Federal Farm Credit Bank (3) 3.90%, 6/20/11	$1,500	$1,591,278
Federal Home Loan Bank (3) 3.00%, 12/10/10	1,900	1,964,361
3.05%, 4/28/10	2,600	2,604,667
3.13%, 6/10/11	1,155	1,198,153
3.25%, 3/11/11	1,000	1,042,483
3.50%, 10/22/09	1,000	1,001,185
3.75%, 1/8/10	1,600	1,649,210
3.88%, 12/10/10	3,500	3,673,607
4.25%, 6/10/11	1,500	1,606,344
4.50%, 10/9/09	4,000	4,120,388
Federal Home Loan Mortgage Corp. (3)
2.88%, 6/28/10	5,100	5,234,813
4.50%, 12/1/18	1,434	1,481,531
4.50%, 5/1/23	1,000	1,023,986
5.13%, 4/18/11	1,600	1,728,120
5.45%, 7/9/10	1,300	1,301,167
5.50%, 9/25/13	5,000	5,152,150
6.50%, 10/1/37	812	848,319
6.50%, 12/1/38	400	415,533
Federal National Mortgage Association (3)
3.38%, 5/19/11	1,500	1,576,228
3.63%, 8/15/11	2,200	2,331,773
4.50%, 10/1/18	226	233,321
4.50%, 11/1/18	50	51,139
4.50%, 12/1/18	84	86,119
4.50%, 5/1/19	330	337,464
4.50%, 6/1/19	164	167,878
4.50%, 8/1/19	113	116,448
4.50%, 5/1/23	5,986	6,126,449
4.50%, 6/1/23	2,995	3,065,546
4.50%, TBA	12,000	12,262,500
4.68%, 6/15/11	1,900	2,055,141
4.69%, 4/1/37	3,184	3,206,996
5.00%, 8/1/20	927	955,053
5.00%, 9/1/38	1,995	2,038,884
5.13%, 4/15/11	1,200	1,298,018
5.50%, 7/1/37	557	571,663
5.50%, 2/1/38	427	437,934
6.00%, 10/1/36	35	36,299
6.00%, 7/1/38	899	926,440
6.00%, 8/1/38	555	570,848
6.00%, 10/1/38	43	44,048
6.00%, 11/1/38	364	375,498

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Principal Amount (000)	Value

6.50%, 9/1/37	$2,893	$3,008,316
6.50%, TBA	7,000	7,269,065

Total U.S. Government Agency Obligations (cost $84,896,789)		86,786,363

	Shares
SHORT TERM INVESTMENTS – 24.7%
MUTUAL FUNDS – 9.6%
SSgA Prime Money Market Fund (cost $11,347,225)	11,347,225	11,347,225

	Principal Amount (000)	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS – 15.1%
Federal Home Loan Mortgage Discount Notes 2.90%, 10/23/09 (3)	$8,500	$8,458,350
Federal National Mortgage Association Discount Notes 1.70%, 4/1/09 (3)	1,000	999,630
2.90%, 10/16/09 (3)	8,400	8,359,848

Total U.S. Government Agency Obligations (cost $17,498,878)		17,817,828

Total Short Term Investments (cost $28,846,103)		29,165,053

TOTAL INVESTMENTS – 116.7%
(cost $135,389,174)		137,734,920
Liabilities in excess of other assets – (16.7)%		(19,710,511)

NET ASSETS – 100.0%		$118,024,409

(1)	Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2008.
(2)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008 these securities amounted to $1,898,066, representing 1.6% of net assets.
(3)	Security or a portion of the security has been designated as collateral for futures and TBA securities.

TBA	To Be Announced. Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $19,531,565 which represents approximately 16.5% of net assets as of December 31, 2008.

See Notes to Financial Statements.

GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF OTHER FINANCIAL INSTRUMENTS
December 31, 2008	Sun Capital Advisers Trust

At December 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
90 Day Eurodollar Futures	3/16/09	3	740,587	742,050	1,463
90 Day Eurodollar Futures	12/14/09	9	2,216,498	2,218,163	1,665
90 Day Eurodollar Futures	9/14/09	17	4,186,968	4,196,663	9,695
90 Day Eurodollar Futures	6/15/09	40	9,829,275	9,887,000	57,725
2 Year U.S. Treasury Notes Futures	3/31/09	113	24,459,369	24,641,063	181,694
30 Year U.S. Treasury Bond Futures	3/20/09	5	691,540	690,234	(1,306)

Net unrealized appreciation					250,936

At December 31, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5 Year U.S. Treasury Notes Futures	3/31/09	5	596,601	595,273	1,328
10 Year U.S. Treasury Notes Futures	3/20/09	56	6,903,774	7,042,000	(138,226)

Net unrealized depreciation					(136,898)

At December 31, 2008, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date	Settlement Date	Principal Amount ($)	Value ($)
Federal National Mortgage Association	5.00%	TBA-30 Yr	1/13/09	1,000,000	1,020,938
Federal Home Loan Mortgage Corporation	4.50%	TBA-15 Yr	1/20/09	1,000,000	1,022,188
Federal National Mortgage Association	4.50%	TBA-15 Yr	1/20/09	10,000,000	10,218,750

(Proceeds receivable $12,168,320)					12,261,876

See Notes to Financial Statements.

DREMAN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

COMMON STOCKS – 82.2%
AEROSPACE & DEFENSE – 1.9%
Curtiss-Wright Corp.	1,600	$53,424
Esterline Technologies Corp.*	1,500	56,835

		110,259

CAPITAL MARKETS – 0.7%
Waddell & Reed Financial, Inc., Class A	2,500	38,650

COMMERCIAL BANKS – 4.4%
Associated Banc-Corp.	2,600	54,418
FirstMerit Corp.	2,300	47,357
MB Financial, Inc.	1,900	53,105
Prosperity Bancshares, Inc.	1,559	46,131
TCF Financial Corp.	3,600	49,176

		250,187

COMMERCIAL SERVICES & SUPPLIES – 1.6%
Kelly Services, Inc., Class A	2,500	32,525
The Brink’s Co.	2,200	59,136

		91,661

COMMUNICATIONS EQUIPMENT – 1.5%
CommScope, Inc.*	2,500	38,850
Plantronics, Inc.	3,500	46,200

		85,050

CONSTRUCTION & ENGINEERING – 2.1%
EMCOR Group, Inc.*	3,100	69,533
URS Corp.*	1,200	48,924

		118,457

DIVERSIFIED CONSUMER SERVICES – 0.7%
Regis Corp.	2,600	37,778

DIVERSIFIED FINANCIAL SERVICES – 1.0%
Financial Federal Corp.	2,600	60,502

DIVERSIFIED TELECOMMUNICATION SERVICES –1.6%
Alaska Communications Systems, Inc.	4,900	45,962
Iowa Telecommunication Services, Inc.	3,100	44,268

		90,230

ELECTRIC UTILITIES – 2.4%
ALLETE, Inc.	1,400	45,178
IDACORP, Inc.	1,600	47,120
NV Energy, Inc.	4,400	43,516

		135,814

	Shares	Value

ELECTRICAL EQUIPMENT – 2.3%
Baldor Electric Co.	2,500	$44,625
General Cable Corp.*	1,200	21,228
Regal-Beloit Corp.	1,700	64,583

		130,436

ELECTRONIC EQUIPMENT & INSTRUMENTS – 2.9%
Anixter International, Inc.*	2,000	60,240
Mettler-Toledo International, Inc.*	600	40,440
Park Electrochemical Corp.	3,409	64,635

		165,315

ENERGY EQUIPMENT & SERVICES – 1.7%
Bristow Group, Inc.*	1,800	48,222
Oil States International, Inc.*	2,600	48,594

		96,816

FOOD & STAPLES RETAILING – 3.6%
Central European Distribution Corp.*	2,400	47,280
Nash Finch Co.	1,200	53,868
Ruddick Corp.	2,200	60,830
Weis Markets, Inc.	1,400	47,082

		209,060

FOOD PRODUCTS – 3.8%
Corn Products International, Inc.	1,700	49,045
Del Monte Foods Co.	8,400	59,976
Ralcorp Holdings, Inc.*	800	46,720
The J. M. Smucker Co.	1,400	60,704

		216,445

HEALTH CARE PROVIDERS & SERVICES – 4.7%
Amedisys, Inc.*	1,000	41,340
AmSurg Corp.*	2,152	50,228
Healthspring, Inc.*	2,900	57,913
LifePoint Hospitals, Inc.*	2,900	66,236
MEDNAX, Inc.*	1,800	57,060

		272,777

HOTELS, RESTAURANTS & LEISURE – 1.1%
International Speedway Corp., Class A	2,200	63,206

HOUSEHOLD DURABLES – 0.9%
Helen of Troy, Ltd.*	3,000	52,080

INSURANCE – 12.5%
Allied World Assurance Holdings, Ltd.	1,400	56,840
Argo Group International Holdings, Inc.*	1,500	50,880

See Notes to Financial Statements.

DREMAN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

Aspen Insurance Holdings, Ltd.	2,400	$58,200
Endurance Specialty Holdings, Ltd.	2,200	67,166
IPC Holdings, Ltd.	1,800	53,820
Odyssey Re Holdings Corp.	1,100	56,991
Platinum Underwriters Holdings, Ltd.	1,600	57,728
Safety Insurance Group, Inc.	1,400	53,284
Selective Insurance Group, Inc.	2,200	50,446
StanCorp Financial Group, Inc.	1,600	66,832
The Hanover Insurance Group, Inc.	1,300	55,861
United Fire & Casualty Co.	2,200	68,354
Willis Group Holdings, Ltd.	800	19,904

		716,306

IT SERVICES – 1.8%
CACI International, Inc., Class A*	1,100	49,599
DST Systems, Inc.*	1,400	53,172

		102,771

LIFE SCIENCES TOOLS & SERVICES – 0.7%
PerkinElmer, Inc.	2,900	40,339

MACHINERY – 4.4%
Barnes Group, Inc.	3,900	56,550
Gardner Denver, Inc.*	2,200	51,348
Joy Global, Inc.	2,100	48,069
Kennametal, Inc.	2,800	62,132
Mueller Water Products, Inc., Class A	4,400	36,960

		255,059

MEDIA – 0.9%
Dreamworks Animation Skg, Inc., Class A*	2,000	50,520

METALS & MINING – 4.8%
Century Aluminum Co.*	2,400	24,000
IAMGOLD Corp.	13,200	80,652
Pan American Silver Corp.*	4,300	73,401
Reliance Steel & Aluminum Co.	2,500	49,850
Worthington Industries, Inc.	4,300	47,386

		275,289

MULTI-UTILITIES – 2.5%
Integrys Energy Group, Inc.	1,100	47,278
TECO Energy, Inc.	4,100	50,635
Vectren Corp.	1,800	45,018

		142,931

OIL & GAS-EXPLORATION & PRODUCTION – 5.7%
Arch Coal, Inc.	2,600	42,354
Atwood Oceanics, Inc.*	1,800	27,504
Jabil Circuit, Inc.	8,300	56,025
Parallel Petroleum Corp.*	3,800	7,638
PetroQuest Energy, Inc.*	4,700	31,772

	Shares	Value

St. Mary Land & Exploration Co.	2,500	$50,775
Stone Energy Corp.*	1,300	14,326
Superior Energy Services, Inc.*	2,900	46,197
Whiting Petroleum Corp.*	1,600	53,536

		330,127

ROAD & RAIL – 1.5%
Genesee & Wyoming, Inc., Class A*	1,700	51,850
Ryder System, Inc.	903	35,018

		86,868

SOFTWARE – 2.2%
Jack Henry & Associates, Inc.	2,698	52,368
Sybase, Inc.*	3,100	76,787

		129,155

SPECIALTY RETAIL – 2.1%
Aaron Rents, Inc.	2,100	55,902
Penske Auto Group, Inc.	5,600	43,008
The Men’s Wearhouse, Inc.	1,800	24,372

		123,282

TEXTILES, APPAREL & LUXURY GOODS – 1.8%
Hanesbrands, Inc.*	4,000	51,000
Wolverine World Wide, Inc.	2,600	54,704

		105,704

TOBACCO – 1.4%
Universal Corp.	1,400	41,818
Vector Group, Ltd.	2,700	36,774

		78,592

TRADING COMPANIES & DISTRIBUTORS – 1.0%
GATX Corp.	1,800	55,747

Total Common Stocks (cost $4,855,039)		4,717,413

SHORT TERM INVESTMENTS – 17.2%
MUTUAL FUNDS – 17.2%
SSgA Government Money Market Fund	27,923	27,923
SSgA Treasury Fund	961,099	961,099

Total Short Term Investments (cost $989,022)		989,022

TOTAL INVESTMENTS – 99.4%
(cost $5,844,061)		5,706,435
Other assets less liabilities – 0.6%		33,691

NET ASSETS – 100.0%		$5,740,126

*	Non-income producing security

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS December 31, 2008	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ASSET BACKED SECURITY – 0.2%
Midwest Generation LLC, Series B 8.56%, 1/2/16 (1) (cost $39,215)		$38	$35,875

CONVERTIBLE BONDS – 0.6%
Chesapeake Energy Corp. 2.25%, 12/15/38 (1)		50	22,438
Prudential Financial, Inc. 0.37%, 12/15/37 (1)(3)		25	23,662
Rayonier TRS Holdings, Inc. 3.75%, 10/15/12 (1)		50	44,625

Total Convertible Bonds (cost $83,636)			90,725

CORPORATE DEBT OBLIGATIONS – 65.3%
AUTOMOBILES & COMPONENTS – 0.4%
The Hertz Corp. 8.88%, 1/1/14 (1)		100	61,500

AUTOMOTIVE – 2.9%
Allison Transmission 11.00%, 11/1/15 (1)(2)		50	24,500
Arvinmeritor, Inc. 8.13%, 9/15/15 (1)		105	47,250
Cooper-Standard Automotive, Inc. 7.00%, 12/15/12 (1)		15	4,500
Ford Motor Credit Co.
5.70%, 1/15/10 (1)		15	12,747
7.00%, 10/1/13 (1)		40	27,637
7.38%, 10/28/09 (1)		35	30,738
8.00%, 12/15/16 (1)		225	146,558
General Motors Corp. 8.25%, 7/15/23 (1)		110	18,150
Tenneco, Inc. 8.13%, 11/15/15 (1)		25	11,500
The Goodyear Tire & Rubber Co.
7.86%, 8/15/11 (1)		50	41,500
9.00%, 7/1/15 (1)		20	16,100
TRW Automotive, Inc.
7.00%, 3/15/14 (1)(2)		25	13,250
7.25%, 3/15/17 (1)(2)		50	25,500
United Rentals North America, Inc. 6.50%, 2/15/12 (1)		40	31,600

			451,530

	Country Code*	Principal Amount (000)	Value

BANKS – 1.9%
Bank of America Corp. 8.00%, 12/29/49 (1)(3)		$100	$71,929
Barclays Bank PLC 7.70%, 12/31/49 (1)(2)(3)		50	33,063
Credito Italia 1.80%, 5/15/09 (1)(3)		50	49,971
RBS Capital Trust 6.47%, 12/29/49 (1)(3)		50	31,971
Wells Fargo Capital 9.75%, 12/29/49 (1)(3)		100	101,000

			287,934

BROKERAGE – 5.5%
CIT Group, Inc.
5.60%, 4/27/11 (1)		10	8,443
5.80%, 7/28/11 (1)		150	125,694
Citigroup, Inc.
1.97%, 3/17/09 (1)(3)		25	24,875
4.31%, 10/22/09 (1)(3)		25	24,225
5.50%, 4/11/13 (1)		25	24,342
8.40%, 4/29/49 (1)(3)		50	33,014
Countrywide Home Loans, Inc. 4.13%, 9/15/09 (1)		40	39,531
GMAC LLC 8.00%, 11/1/31 (1)		345	201,859
Lehman Brothers Holdings, Inc.
6.63%, 1/18/12 (4)		25	2,375
6.88%, 5/2/18 (4)		25	2,375
Merrill Lynch & Co., Inc.
4.49%, 5/12/10 (1)(3)		25	24,089
6.88%, 4/25/18 (1)		25	26,151
Nuveen Investments, Inc. 10.50%, 11/15/15 (1)(2)		15	3,319
SLM Corp., Series A 5.00%, 10/1/13 (1)		50	35,776
5.38%, 1/15/13 (1)		50	36,656
8.45%, 6/15/18 (1)		35	27,672
The Bear Stearns Cos., Inc 6.40%, 10/2/17 (1)		70	72,742
The Goldman Sachs Group, Inc.
5.95%, 1/18/18 (1)		110	104,299
6.75%, 10/1/37 (1)		40	32,475

			849,912

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

CHEMICALS – 0.2%
Ineos Group Holdings 8.50%, 2/15/16 (1)(2)		$50	$4,500
Nalco Co. 8.88%, 11/15/13 (1)		25	21,125

			25,625

COMMERCIAL SERVICES & SUPPLIES – 0.2%
Lender Processing Services, Inc. 8.13%, 7/1/16(1)		30	26,738

COMPUTER & PERIPHERALS – 1.8%
Aramark Corp.
6.69%, 2/1/15 (1)(3)		50	37,750
8.50%, 2/1/15 (1)		50	45,250
Seagate Technology Hdd Holdings
2.28%, 10/1/09 (1)(3)		25	22,875
6.38%, 10/1/11 (1)		60	41,400
Sungard Data Systems, Inc. 9.13%, 8/15/13(1)		160	138,400

			285,675

CONSUMER PRODUCTS – 0.3%
Mattel, Inc. 2.40%, 6/15/09 (1)(3)		50	50,026

CONSUMER SERVICES – 0.1%
Service Corp. International 7.63%, 10/1/18 (1)		20	14,800

CONTAINERS & GLASS – 0.8%
Berry Plastics Corp. 9.50%, 2/15/15 (1)(3)		45	31,050
Crown Americas LLC
7.63%, 11/15/13 (1)		15	14,850
7.75%, 11/15/15 (1)		25	24,875
OI European Group B.V. 6.88%, 3/31/17 (1)	NL	50	50,737

			121,512

ELECTRONICS – 0.7%
Celestica, Inc.
7.63%, 7/1/13 (1)		25	20,500
7.88%, 7/1/11 (1)		80	72,800

	Country Code*	Principal Amount (000)	Value

Sanmina-Sci Corp. 8.13%, 3/1/16 (1)		$25	$9,750

			103,050

ENVIRONMENTAL SERVICES – 0.9%
Allied Waste North America, Inc., Series B 7.13%, 5/15/16 (1)		25	22,750
7.25%, 3/15/15 (1)		105	97,650
Waste Management, Inc. 6.88%, 5/15/09 (1)		25	24,884

			145,284

FINANCIAL SERVICES – 2.8%
JP Morgan Chase & Co.
4.72%, 1/17/11 (1)(3)		50	46,783
7.90%, 4/29/49 (1)(3)		100	83,183
Morgan Stanley
4.62%, 1/9/14 (1)(3)		200	138,489
5.95%, 12/28/17 (1)		140	116,197
Wachovia Corp.
2.35%, 6/1/10 (1)(3)		25	23,587
5.75%, 2/1/18 (1)		25	25,050

			433,289

FOOD, BEVERAGES & RESTAURANTS – 0.4%
Supervalu, Inc. 7.50%, 11/15/14 (1)		70	57,400

GAS & PIPELINE UTILITIES – 0.2%
Enterprise Products Operating LP 8.38%, 8/1/66 (1)(3)		50	27,500

HEALTH CARE – 5.1%
Community Health Systems, Inc. 8.88%, 7/15/15 (1)		230	211,600
Davita, Inc.
6.63%, 3/15/13 (1)		50	47,500
7.25%, 3/15/15 (1)		140	133,000
HCA, Inc.
9.13%, 11/15/14 (1)		125	115,937
9.25%, 11/15/16 (1)		300	275,250
9.63%, 11/15/16 (1)		15	11,700

			794,987

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

HEALTH CARE - FACILITIES – 2.3%
Biomet, Inc.
10.00%, 10/15/17 (1)		$150	$144,000
10.38%, 10/15/17 (1)		100	79,000
11.63%, 10/15/17 (1)		120	102,600
Fresenius Medical Care Capital Trust IV 7.88%, 6/15/11 (1)		25	23,750

			349,350

INSURANCE – 2.4%
AIG SunAmerica 3.69%, 7/26/10 (1)(3)		50	47,100
American International Group, Inc.
1.63%, 3/20/12 (1)(3)		40	25,069
5.85%, 1/16/18 (1)		150	100,543
8.18%, 5/15/58 (1)(2)(3)		25	9,725
8.25%, 8/15/18 (1)(2)		200	146,384
Metropolitan Life Global Funding 2.22%, 6/25/10 (1)(2)(3)		50	44,915

			373,736

LEISURE & ENTERTAINMENT – 0.6%
Harrah’s Operating Co., Inc. 10.75%, 2/1/16 (1)(2)		100	28,500
Royal Caribbean Cruises, Ltd. 8.75%, 2/2/11 (1)		50	38,500
Wynn Las Vegas Capital Corp. 6.63%, 12/1/14 (1)		45	33,975

			100,975

MANUFACTURING DIVERSIFIED – 0.5%
Actuant Corp. 6.88%, 6/15/17 (1)		15	11,287
Bombardier, Inc. 8.00%, 11/15/14 (1)(2)		75	66,000

			77,287

METALS – 0.7%
Freeport-McMoRan Copper & Gold, Inc. (1)
7.08%, 4/1/15 (1)(3)		110	72,600
8.38%, 4/1/17 (1)		50	41,000

			113,600

	Country Code*	Principal Amount (000)	Value

MULTIMEDIA – 5.0%
Charter Communications Operating Capital LLC 8.38%, 4/30/14 (1)(2)		$90	$68,850
CSC Holdings, Inc. 7.88%, 2/15/18 (1)		90	70,650
CSC Holdings, Inc. 7.63%, 7/15/18 (1)		110	85,800
CSC Holdings, Inc., Series B 7.63%, 4/1/11 (1)		50	47,125
Dex Media West LLC, Series B 8.50%, 8/15/10 (1)		20	12,100
Dex Media, Inc. 8.00%, 11/15/13 (1)		50	9,250
DirecTV Holdings LLC 8.38%, 3/15/13 (1)		140	139,300
Echostar DBS Corp.
6.38%, 10/1/11 (1)		55	51,150
7.00%, 10/1/13 (1)		50	43,375
7.13%, 2/1/16 (1)		80	66,800
7.75%, 5/31/15 (1)		25	21,250
Quebecor Media, Inc. 7.75%, 3/15/16 (1)		55	37,125
RH Donnelley Corp.
8.88%, 10/15/17 (1)		65	9,750
11.75%, 5/15/15 (1)(2)		50	12,250
Shaw Communications, Inc. 8.25%, 4/11/10 (1)		50	49,250
Videotron Ltee 9.13%, 4/15/18 (1)(2)		50	46,500

			770,525

OIL & GAS EQUIPMENT & SERVICES – 1.0%
Amerigas Partners LP
7.13%, 5/20/16 (1)		45	36,000
7.25%, 5/20/15 (1)		25	20,375
Cie Generale De Geophysique-Veritas
7.50%, 5/15/15 (1)		10	6,200
7.75%, 5/15/17 (1)		30	17,400
Ferrellgas Partners LP 8.75%, 6/15/12 (1)		25	17,500
Suburban Propane Partners LP 6.88%, 12/15/13 (1)		70	57,400

			154,875

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

PAPER PRODUCTS – 1.9%
Cascades, Inc. 7.25%, 2/15/13 (1)		$20	$10,200
Georgia-Pacific LLC
7.13%, 1/15/17 (1)(2)		125	105,000
7.25%, 6/1/28 (1)		10	6,100
7.70%, 6/15/15 (1)		65	49,400
8.00%, 1/15/24 (1)		115	77,625
Verso Paper Holdings LLC, Series B
6.94%, 8/1/14 (1)(3)		15	4,350
9.13%, 8/1/14 (1)		30	11,850
Weyerhaeuser Co. 2.47%, 9/24/09 (1)(3)		25	24,007

			288,532

PIPELINES – 2.8%
Colorado Interstate Gas Co. 5.95%, 3/15/15 (1)		20	16,648
Dynegy Holdings, Inc.
6.88%, 4/1/11 (1)		20	17,500
7.50%, 6/1/15 (1)		20	14,000
8.38%, 5/1/16 (1)		100	71,000
El Paso Corp.
7.25%, 6/1/18 (1)		50	39,683
7.00%, 6/15/17 (1)		100	78,260
Kinder Morgan Finance Co. 5.70%, 1/5/16 (1)		170	126,650
NGPL Pipeco LLC 7.12%, 12/15/17 (1)(2)		50	45,010
SemGroup LP 8.75%, 11/15/15 (1)(2)(4)		30	1,050
Williams Cos., Inc. 7.63%, 7/15/19 (1)		30	23,437
Williams Partners LP 7.25%, 2/1/17 (1)		100	79,000

			512,238

REAL ESTATE INVESTMENT TRUSTS – 0.2%
Ventas Realty LP/Ventas Capital Corp.
6.63%, 10/15/14 (1)		10	7,600
6.75%, 6/1/10 (1)		20	18,925
6.75%, 4/1/17 (1)		10	7,600

			34,125

REFINING – 2.8%
Chesapeake Energy Corp.
6.88%, 1/15/16 (1)		60	48,000

	Country Code*	Principal Amount (000)	Value

7.00%, 8/15/14 (1)		$75	$62,250
7.63%, 7/15/13 (1)		25	21,500
Mariner Energy, Inc. 8.00%, 5/15/17 (1)		15	7,800
Newfield Exploration Co. 7.13%, 5/15/18 (1)		100	79,000
Opti Canada, Inc. 8.25%, 12/15/14 (1)		90	48,600
Petrohawk Energy Corp. 7.88%, 6/1/15 (2)		25	18,500
Sandridge Energy, Inc.
8.00%, 6/1/18 (1)(2)		30	16,650
8.63%, 4/1/15 (1)		95	49,875

			352,175

RESTAURANTS – 0.1%
NPC International, Inc. 9.50%, 5/1/14 (1)		15	10,875

RETAIL – 0.2%
New Albertsons, Inc. 7.75%, 6/15/26 (1)		40	24,400

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.7%
Freescale Semiconductor, Inc. 8.88%, 12/15/14 (1)		185	81,400
Sensata Technologies BV 8.00%, 5/1/14 (1)		50	22,500

			103,900

SOFTWARE – 0.9%
First Data Corp. 9.88%, 9/24/15 (1)		230	139,150

SPECIAL PURPOSE ENTITY – 1.8%
El Paso Performance-Linked Trust 7.75%, 7/15/11 (1)(2)		200	173,150
NSG Holdings LLC 7.75%, 12/15/25 (2)		30	23,400
Santander Perpetual SA Unipersonal 6.67%, 10/29/49 (1)(2)(3)		100	63,604
Universal City Development Partners 11.75%, 4/1/10 (1)		20	12,900
Universal City Florida Holding Co. 7.94%, 5/1/10 (1)(3)		10	4,300

			277,354

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

TELECOMMUNICATIONS – 9.9%
Alltel Communication, Inc. 4.37%, 5/15/15 (1)(5)		$249	$244,636
Cincinnati Bell, Inc. 7.00%, 2/15/15 (1)		20	15,300
Citizens Communications Co. 6.63%, 3/15/15 (1)		65	47,450
9.00%, 8/15/31 (1)		25	15,750
Cricket Communications, Inc. 9.38%, 11/1/14 (1)		50	45,000
Frontier Communications Corp. 9.25%, 5/15/11 (1)		50	47,500
Metropcs Wireless, Inc. 9.25%, 11/1/14 (1)		40	35,800
Nordic Telephone Co. Holdings 8.88%, 5/1/16 (2)		150	105,000
Nortel Networks, Ltd. 9.00%, 7/15/11 (1)(3)		50	12,500
10.13%, 7/15/13 (1)		145	38,425
Qwest Capital Funding, Inc. 7.25%, 2/15/11 (1)		115	96,600
7.90%, 8/15/10 (1)		25	22,750
8.88%, 3/15/12 (1)		40	37,000
Qwest Communications International, Inc. 7.25%, 2/15/11 (1)		150	130,500
7.50%, 2/15/14 (1)		25	17,875
Sprint Capital Corp. 6.90%, 5/1/19 (1)		280	198,800
8.75%, 3/15/32 (1)		75	50,625
Sprint Nextel Corp. 6.00%, 12/1/16 (1)		145	102,225
Telesat Canada LLC 11.00%, 11/1/15 (2)		100	71,500
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14 (1)		20	16,400
West Corp. 9.50%, 10/15/14 (1)		110	60,500
Windstream Corp. 8.63%, 8/1/16 (1)		125	110,625

			1,522,761

TOBACCO – 0.1%
Reynolds American, Inc. 7.75%, 6/1/18 (1)		20	16,409

	Country Code*	Principal Amount (000)	Value

UTILITIES – 7.2%
Edison Mission Energy 7.00%, 5/15/17 (1)		$20	$17,400
7.20%, 5/15/19 (1)		80	65,600
Energy Future Holdings Corp. 10.88%, 11/1/17 (1)(2)		345	244,950
11.25%, 11/1/17 (1)(2)		75	36,375
Intergen 9.00%, 6/30/17 (2)		75	61,500
Ipalco Enterprises, Inc. 7.25%, 4/1/16 (1)(2)		40	32,800
NRG Energy, Inc. 7.38%, 2/1/16 (1)		50	46,500
7.38%, 1/15/17 (1)		215	197,800
Reliant Energy, Inc. 6.75%, 12/15/14 (1)		105	94,500
Sierra Pacific Resources 7.80%, 6/15/12 (1)		25	23,399
Texas Competitive Electric Holdings Co. LLC 10.50%, 11/1/15 (1)(2)		80	56,800
10.50%, 11/1/16 (1)(2)		25	12,500
The AES Corp. 7.75%, 3/1/14 (1)		80	70,400
7.75%, 10/15/15 (1)		25	21,000
8.00%, 10/15/17 (1)		45	36,900
8.00%, 6/1/20 (1)(2)		95	73,625
8.88%, 2/15/11 (1)		20	18,700

			1,110,749

Total Corporate Debt Obligations (cost $11,487,846)			10,069,778

COMMERCIAL MORTGAGE BACKED SECURITIES – 1.6%
Countrywide Alternative Loan Trust, Series 2006-43 CB, Class A 0.84%, 2/25/37 (1)(3)		67	23,173
Goldman Sachs Mortgage Securities Corp. II, Series 2006-GG8, Class A4 5.56%, 11/10/39 (1)		100	79,320

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4 5.44%, 3/10/39 (1)		$100	$76,113
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4 5.49%, 3/12/51 (1)(3)		100	68,848

Total Commercial Mortgage Backed Securities (cost $263,540)			247,454

		Shares
PREFERRED STOCK – 2.5%
AUTOMOTIVE – 0.0% +
General Motors Corp., Series B 5.25%, 3/6/32 (1)		1,200	4,128

BANKS – 2.5%
Bank of America Corp., Series L 7.25%, 12/31/49 (1)		380	247,000
Wachovia Corp., Series L 7.50%, 12/31/49 (1)		175	131,250

			378,250

INSURANCE – 0.0% +
American International Group, Inc. 8.50%, 8/1/11 (1)		100	850

Total Preferred Stock (cost $375,748)			383,228

		Principal Amount (000)
SHORT TERM INVESTMENTS – 29.1%
COMMERCIAL PAPER – 0.3%
UBS AG Stamford 2.12%, 3/17/09 (1)(3)		$50	50,004

Country Code*	Shares	Value

MUTUAL FUNDS – 4.8%
SSgA Treasury Fund	741,161	$741,161

	Principal Amount (000)

REPURCHASE AGREEMENT – 0.7%
State Street Bank and Trust Company, 0.01%, 1/2/09 (collateralized by $100,000 FHLB, 4.375%, 09/17/10, with a value of $106,420 total to be received $100,000) (cost $100,000)	$100	100,000

U.S. GOVERNMENT AGENCY OBLIGATIONS – 23.3%
Federal Home Loan Bank Discount Notes
0.03%, 1/5/09 (1)	200	199,999
0.05%, 1/2/09 (1)	1,700	1,699,997
0.08%, 1/21/09 (1)	400	399,978
0.08%, 1/22/09 (1)	1,000	999,954
Federal Home Loan Mortgage Discount Notes 0.04%, 2/3/09 (1)	100	99,996
Federal National Mortgage Association Discount Notes 1.10%, 2/3/09 (1)	200	199,798

		3,599,722

Total Short Term Investments (cost $4,490,750)		4,490,887

TOTAL INVESTMENTS – 99.3% (cost $16,740,735)		15,317,947
Other assets less liabilities –0.7%		116,246

NET ASSETS – 100.0%		$15,434,193

*	Unless otherwise noted the country code for all securities is United States
(1)	Security or a portion of the security has been designated as collateral for futures, credit default swaps and interest rate swaps.
(2)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008 these securities amounted to $1,668,670, representing 10.8% of net assets.

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

See Notes to Financial Statements.

(3)	Variable rate security. The interest rate shown reflects the rate at December 31, 2008.
(4)	Security is in default and is non-income producing.
(5)	Bank Loan Security
+	Amount is less than 0.05%.

FHLB	Federal Home Loan Bank
NL	Netherlands

PIMCO HIGH YIELD FUND

PORTFOLIO OF OTHER FINANCIAL INSTRUMENTS
December 31, 2008	Sun Capital Advisers Trust

At December 31, 2008, cash of $31,200 has been pledged for open futures contracts purchased as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Notional Value ($)	Unrealized Appreciation ($)
3 Month Pound Sterling Futures	9/16/09	2	343,802	353,165	9,363
90 Day Eurodollar Futures	3/16/09	10	2,425,300	2,473,500	48,200
90 Day Eurodollar Futures	12/13/10	3	720,412	734,100	13,688
90 Day Eurodollar Futures	6/15/09	1	240,650	247,175	6,525
90 Day Eurodollar Futures	6/14/10	2	484,350	491,300	6,950

Net unrealized appreciation					84,726

At December 31, 2008, open forward foreign currency exchange contracts were as follows:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
EUR	73,000	USD	92,202	1/13/2009	(9,234)
USD	4,447	GBP	3,000	1/13/2009	(135)
USD	10,697	GBP	7,000	1/13/2009	(635)
USD	10,812	GBP	7,000	1/13/2009	(750)
GBP	19,954	USD	30,000	1/13/2009	1,318
USD	2,045	BRL	4,940	2/3/2009	52
BRL	4,940	USD	2,000	2/3/2009	(97)
USD	15,517	PHP	711,000	2/6/2009	(614)
USD	11,363	PHP	547,700	2/6/2009	117
PHP	759,750	USD	15,000	2/6/2009	(925)
PHP	498,950	USD	9,919	2/6/2009	(538)
USD	8,600	MYR	30,000	2/12/2009	61
USD	10,000	MYR	35,918	2/12/2009	369
USD	6,952	MYR	24,610	2/12/2009	153
USD	1,908	MYR	6,641	2/12/2009	9
MYR	56,600	USD	16,000	2/12/2009	(340)
MYR	40,568	USD	11,000	2/12/2009	(712)
USD	10,000	MYR	35,160	4/14/2009	147
USD	10,000	MYR	36,045	4/14/2009	403
MYR	64,565	USD	18,668	4/14/2009	35
MYR	6,641	USD	1,902	4/14/2009	(15)
USD	10,000	SGD	14,793	4/14/2009	255
USD	10,000	SGD	14,828	4/14/2009	279
USD	10,000	SGD	14,638	4/14/2009	147
SGD	8,079	USD	5,326	4/14/2009	(274)
SGD	6,083	USD	4,000	4/14/2009	(217)
SGD	30,098	USD	20,965	4/14/2009	101
USD	10,000	PHP	487,400	5/06/2009	161
USD	10,000	PHP	479,700	5/06/2009	1
PHP	967,100	USD	18,746	5/06/2009	(1,417)
USD	25,000	RUB	606,875	5/06/2009	(7,339)
USD	24,000	RUB	564,360	5/06/2009	(7,576)

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF OTHER FINANCIAL INSTRUMENTS (Continued)
December 31, 2008	Sun Capital Advisers Trust

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
RUB	158,000	USD	5,000	5/06/2009	402
RUB	883,960	USD	28,000	5/06/2009	2,275
RUB	129,275	USD	3,888	5/06/2009	126
USD	42,558	BRL	80,967	6/2/2009	(9,442)
BRL	80,967	USD	32,413	6/2/2009	(703)
USD	10,000	CNY	64,425	7/15/2009	(709)
USD	10,000	CNY	64,475	7/15/2009	(702)
USD	20,000	CNY	129,180	7/15/2009	(1,371)
USD	2,000	CNY	12,896	7/15/2009	(140)
USD	20,000	CNY	130,584	7/15/2009	(1,168)
USD	10,000	SGD	14,464	7/30/2009	27
SGD	14,464	USD	10,087	7/30/2009	60

Net unrealized depreciation					(38,555)

BRL	—	Brazilian Real
CNY	—	Yuan Renminbi
EUR	—	Euro Dollar
GBP	—	Great British Pound
MYR	—	Malaysian Ringgit
PHP	—	Philippine Peso
RUB	—	New Russian Ruble
SGD	—	Singapore Dollar
USD	—	United States Dollar

At December 31, 2008, outstanding interest rate swap contracts were as follows:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000)	Unrealized Appreciation/ (Depreciation) ($)
Bank of America NA	Receive	3-Month USD-LIBOR	5.00%	12/17/2028	300	(102,665)
Barclays Capital, Inc.	Receive	3-Month USD-LIBOR	5.00%	12/17/2038	600	(283,818)
Merrill Lynch, Inc.	Pay	3-Month USD-LIBOR	5.00%	12/17/2018	100	18,999
Bank of America NA	Receive	3-Month USD-LIBOR	5.00%	12/17/2038	100	(49,285)
Goldman Sachs LP	Pay	3-Month USD-LIBOR	4.00%	12/17/2013	700	65,913
Barclays Capital, Inc.	Pay	6-Month USD-LIBOR	4.00%	6/17/2014	900	11,236
Citibank NA	Pay	3-Month USD-LIBOR	4.00%	6/17/2014	1,900	28,792
Bank of America NA	Pay	3-Month USD-LIBOR	4.00%	6/17/2016	100	2,255

Net unrealized depreciation						(308,573)

LIBOR	—	Represents the London InterBank Offered Rate
USD	—	United States Dollar

See Notes to Financial Statements.

PIMCO HIGH YIELD FUND

PORTFOLIO OF OTHER FINANCIAL INSTRUMENTS (Continued)
December 31, 2008	Sun Capital Advisers Trust

At December 31, 2008, outstanding credit default swaps contracts-sell protection (1) were as follows:

Counterparty	Reference Obligation	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread		Notional Amount (3) (000) ($)	Market Value (000) ($)		Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Deutsche Bank AG	GMAC LLC	5.00%	3/20/2012	8.27%	(2)	60	55		(9,300)	4,139
UBS AG	CDX High Yield 10 Year Index	5.00%	6/20/2013	9.90%		800	673	(4)	(71,000)	(54,331)
Deutsche Bank AG	CDX – High Yield 5 Year Index	1.50%	12/20/2013	1.95%		500	490	(4)	(4,231)	(5,546)
Barclays Capital, Inc.	SLM Corp.	5.00%	12/20/2013	8.26%	(2)	50	45		(5,500)	80

Net unrealized depreciation										(55,658)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances, take delivery of the security.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap contracts on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS December 31, 2008	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

CORPORATE DEBT OBLIGATIONS – 21.7%
BANKS – 5.7%
Bank of America Corp. 5.75%, 12/1/17 (2)		$300	$299,532
Bear Stearns Co., Inc. 5.30%, 10/30/15 (2)		100	96,210
BNP Paribas 7.20%, 12/31/49 (1)(2)	FR	100	63,572
7.78%, 12/31/49 (2)	FR	100	106,642
Macquarie Bank Ltd. 4.10%, 12/17/13 (1)		300	304,724
New York Community Bank 3.00%, 12/16/11 (2)		200	205,362
PNC Funding Corp. 2.30%, 6/22/12 (2)		200	201,998
Royal Bank of Scotland Group PLC 5.00%, 10/1/14 (2)		100	85,718
6.99%, 10/29/49 (1)(2)		200	93,507
SLM Corp. XU 4.75%, 3/17/14 (2)		100	80,623
Sovereign Bancorp, Inc. 2.50%, 6/15/12 (2)		200	202,962
State Street Capital Trust IV 3.00%, 6/15/37 (2)		200	87,836

			1,828,686

BROKERAGE – 10.1%
CIT Group, Inc. 4.75%, 12/15/10 (2)		100	88,027
Citigroup Capital XXI 8.30%, 12/21/57 (2)		400	308,495
Citigroup, Inc. 6.13%, 11/21/17 (2)		200	202,108
8.40%, 4/29/49 (2)		100	66,029
General Electric Capital Corp. 4.49%, 1/8/16 (2)		100	73,638
6.15%, 8/7/37 Series A (2)		100	100,262
JP Morgan Chase & Co. 7.90%, 4/29/49 (2)		300	249,549
JP Morgan Chase Bank NA 2.33%, 6/13/16 (2)		300	225,476

	Country Code*	Principal Amount (000)	Value

Merrill Lynch & Co., Inc.
4.20%, 5/30/14 (2)	GB	$100	$109,633
6.88%, 4/25/18 (2)	GB	200	209,205
Shell International Finance B.V. 6.38%, 12/15/38 (2)		1,000	1,124,989
The Goldman Sachs Group, Inc.
5.95%, 1/18/18 (2)		200	189,634
6.15%, 4/1/18 (2)		100	96,096
6.25%, 9/1/17 (2)		200	193,927

			3,237,068

FINANCIAL SERVICES – 2.8%
Barnett Capital III 3.82%, 2/1/27 (2)		200	90,003
Morgan Stanley 4.62%, 1/9/14 (2)		500	346,222
5.95%, 12/28/17 (2)		100	82,998
Wachovia Bank NA 2.33%, 3/15/16 (2)		400	289,252
Wachovia Corp. 5.30%, 10/15/11 (2)		100	96,443

			904,918

INSURANCE – 3.1%
American General Finance Corp. 5.38%, 9/1/09 (2)		100	71,517
American International Group, Inc. 5.05%, 10/1/15 (2)		100	67,057
5.07%, 4/26/11 (2)		100	75,308
5.45%, 5/18/17 (2)		100	66,088
8.25%, 8/15/18 (1)(2)		1,000	731,919

			1,011,889

Total Corporate Debt Obligations (cost $6,763,547)			6,982,561

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 49.4%
Federal Home Loan Mortgage Corp. 5.50%, TBA		5,000	5,117,190
Federal National Mortgage Association 5.00%, TBA		2,000	2,041,876
5.50%, TBA		2,000	2,050,000

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

Country Code*	Principal Amount (000)	Value

Government National Mortgage Association
5.50%, TBA	$2,000	$2,059,376
6.00%, 2/15/38 (2)	662	683,888
6.00%, 8/15/38 (2)	26	27,066
6.00%, TBA	2,500	2,578,905
6.50%, TBA	1,000	1,039,688
United States Treasury Inflation Indexed Bonds
2.00%, 1/15/26 (2)	109	102,817
2.63%, 7/15/17 (2)	209	214,237

Total U.S. Treasury and U.S. Government Agency Obligations (cost $15,753,507)		15,915,043

	Shares
PREFERRED STOCKS – 0.8%
BANKS – 0.8%
Bank of America Corp., Series L 7.25%, 12/31/49 (2)	200	130,000
Wachovia Corp., Series L 7.50%, 12/31/49	200	150,000

Total Preferred Stocks (cost $269,461)		280,000

	Principal Amount (000)
SHORT TERM INVESTMENTS – 71.4%
MUNICIPAL – 1.2%
State Of Illinois 4.50%, 6/24/09 (2) (cost $400,988)	$401	400,988

REPURCHASE AGREEMENT – 2.2%
State Street Bank and Trust Company, 0.01%, 1/2/09 (collateralized by $675,000 FHLB, 4.375%, 09/17/10, with a value of $718,335 total to be received $700,000 (cost $700,000)	700	700,000

Country Code*	Principal Amount (000)	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS – 63.9%
Federal Home Loan Bank Discount Notes 0.03%, 1/5/09 (2)	$300	$299,999
0.05%, 1/2/09 (2)	4,800	4,799,991
0.08%, 1/21/09 (2)	5,200	5,199,711
0.08%, 1/22/09 (2)	5,600	5,599,739
0.17%, 2/4/09 (2)	300	299,952
Federal Home Loan Mortgage Discount Notes 0.04%, 2/3/09 (2)	700	699,974
0.10%, 3/4/09 (2)	500	499,940
0.12%, 1/27/09 (2)	1,300	1,299,887
Federal National Mortgage Association Discount Notes
0.15%, 2/23/09 (2)	1,000	999,706
1.10%, 2/3/09 (2)	900	899,092

Total U.S. Government Agency Obligations (cost $20,597,964)		20,597,991

	Shares
MUTUAL FUNDS – 4.1%
SSgA Treasury Fund (cost $1,307,900)	1,307,900	1,307,900

Total Short Term Investments (cost $23,006,852)		23,006,879

TOTAL INVESTMENTS – 143.3%
(cost $45,793,367)		46,184,483
Liabilities in excess of other assets – (43.3)%		(13,964,618)

NET ASSETS – 100.0%		$32,219,865

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

*	Unless otherwise noted the country code for all securities is United States.
(1)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities amounted to $1,193,722 representing 3.7% of net assets.
(2)	Security or a portion of the security has been designated as collateral for futures and TBA securities.
TBA	To Be Announced. Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $14,887,035 which represents approximately 46.2% of net assets as of December 31, 2008.

FR	France
GB	Great Britain
FHLB	Federal Home Loan Bank

See Notes to Financial Statements.

PIMCO TOTAL RETURN FUND

PORTFOLIO OF OTHER FINANCIAL INSTRUMENTS
December 31, 2008	Sun Capital Advisers Trust

At December 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Notional Value ($)	Unrealized Appreciation ($)
German Euro-Bobl Futures	3/6/09	2	320,462	323,075	2,613
3 Month Sterling Interest Rate Futures	3/18/09	6	1,049,335	1,059,281	9,946
90 Day Eurodollar Futures	6/15/09	30	7,345,125	7,415,250	70,125
5 Year U.S. Treasury Note Futures	3/31/09	27	3,182,953	3,214,477	31,524
10 Year U.S. Treasury Note Futures	3/20/09	15	1,850,453	1,886,250	35,797

Net unrealized appreciation					150,005

At December 31, 2008, open forward foreign currency exchange contracts were as follows:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
EUR	155,000	USD	194,355	1/13/2009	(21,022)
EUR	77,000	USD	97,254	1/13/2009	(9,740)
EUR	64,000	USD	81,331	1/13/2009	(7,599)
GBP	7,000	USD	10,477	1/13/2009	415
GBP	1,000	USD	1,532	1/13/2009	95

Net unrealized depreciation					(37,851)

EUR	—	Euro
GBP	—	Great British Pound
USD	—	United States Dollar

See Notes to Financial Statements.

AIM SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

COMMON STOCKS – 97.0%
AEROSPACE & DEFENSE – 1.9%
Hexcel Corp.*	2,596	$19,185
TransDigm Group, Inc.*	1,681	56,431

		75,616

AIR FREIGHT & LOGISTICS – 2.1%
Forward Air Corp.	1,681	40,798
HUB Group, Inc.*	1,681	44,597

		85,395

BIOTECHNOLOGY – 6.9%
Acorda Therapeutics, Inc.*	1,448	29,698
BioMarin Pharmaceutical, Inc.*	2,406	42,827
Cepheid, Inc.*	2,222	23,064
Human Genome Sciences, Inc.*	2,972	6,301
Martek Biosciences Corp.	1,306	39,585
Myriad Group, Inc.*	1,118	74,079
OSI Pharmaceuticals, Inc.*	746	29,131
United Therapeutics Corp.*	554	34,653

		279,338

CAPITAL MARKETS – 4.0%
Affiliated Managers Group, Inc.*	742	31,105
Greenhill & Co., Inc.	880	61,398
optionsXpress Holdings, Inc.	2,034	27,174
Stifel Financial Corp.*	931	42,686

		162,363

CHEMICALS – 0.9%
Calgon Carbon Corp.*	2,406	36,956

COMMERCIAL BANKS – 1.5%
City National Corp.	742	36,136
SVB Financial Group*	1,005	26,361

		62,497

COMMERCIAL SERVICES & SUPPLIES – 5.7%
Costar Group, Inc.*	1,493	49,179
EnergySolutions, Inc.	2,596	14,667
Fuel Tech, Inc.*	2,596	27,492
Interface, Inc.	3,718	17,252
Pike Electric Corp.*	3,718	45,731
Tetra Tech, Inc.*	3,178	76,749

		231,070

COMMUNICATIONS EQUIPMENT – 3.5%
Harmonic, Inc.*	5,950	33,380
Nice Systems, Ltd.*	1,866	41,929
Polycom, Inc.*	2,430	32,829
Starent Networks Corp.*	2,970	35,432

		143,570

	Shares	Value

CONSTRUCTION & ENGINEERING – 0.6%
Quanta Services, Inc.*	1,306	$25,859

CONTAINERS & PACKAGING – 0.9%
Greif, Inc., Class A	1,118	37,375

DIVERSIFIED CONSUMER SERVICES – 2.6%
DeVry, Inc.	891	51,152
Strayer Education, Inc.	262	56,176

		107,328

ELECTRIC UTILITIES – 1.0%
ITC Holdings Corp.	931	40,666

ELECTRICAL EQUIPMENT – 1.7%
General Cable Corp.*	1,471	26,022
Regal-Beloit Corp.	1,118	42,473

		68,495

ELECTRONIC EQUIPMENT & INSTRUMENTS – 2.7%
Cogent, Inc.*	4,284	58,134
Coherent, Inc.*	931	19,979
Tech Data Corp.*	1,681	29,989

		108,102

ENERGY EQUIPMENT & SERVICES – 2.4%
Dril-Quip, Inc.*	1,306	26,786
FMC Technologies, Inc.*	931	22,186
Ion Geophysical Corp.*	3,502	12,012
Unit Corp.*	1,306	34,896

		95,880

FOOD PRODUCTS – 1.3%
Ralcorp Holdings, Inc.*	931	54,370

HEALTH CARE EQUIPMENT & SUPPLIES – 5.9%
Gen-probe, Inc.*	767	32,858
Insulet Corp.*	2,222	17,154
Mentor Corp.	1,248	38,601
Meridian Bioscience, Inc.	1,866	47,527
NuVasive, Inc.*	1,424	49,341
Wright Medical Group, Inc.*	1,548	31,626
Zoll Medical Corp.*	1,306	24,670

		241,777

HEALTH CARE PROVIDERS & SERVICES – 5.0%
Chemed Corp.	1,118	44,463
nventive Health, Inc.*	2,034	23,472
LifePoint Hospitals, Inc.*	1,681	38,394
MEDNAX, Inc.*	931	29,513
PSS World Medical, Inc.*	1,550	29,171
VCA Antech, Inc.*	1,867	37,116

		202,129

See Notes to Financial Statements.

AIM SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

HEALTH CARE TECHNOLOGY – 1.2%
Eclipsys Corp.*	3,345	$47,466

HOTELS, RESTAURANTS & LEISURE – 3.9%
Buffalo Wild Wings, Inc.*	1,306	33,499
Choice Hotels, Inc.	1,306	39,258
Jack In The Box, Inc.*	2,406	53,149
P.F. Chang’s China Bistro, Inc.*	1,493	31,263

		157,169

HOUSEHOLD PRODUCTS – 1.2%
Church & Dwight Co., Inc.	859	48,207

INSURANCE – 1.2%
ProAssurance Corp.*	931	49,138

INTERNET SOFTWARE & SERVICES – 2.2%
Bankrate, Inc.*	1,118	42,484
Omniture, Inc.*	1,284	13,662
Websense, Inc.*	2,241	33,548

		89,694

IT SERVICES – 3.4%
Global Payments, Inc.	931	30,527
Neustar, Inc., Class A*	1,962	37,533
SRA International, Inc.*	2,027	34,966
Syntel, Inc.	1,493	34,518

		137,544

LIFE SCIENCES TOOLS & SERVICES – 2.5%
AMAG Pharmaceuticals, Inc.*	893	32,014
Parexel International Corp.*	2,222	21,576
Techne Corp.	80	5,161
Varian, Inc.*	1,306	43,764

		102,515

MACHINERY – 3.7%
Barnes Group, Inc.	2,222	32,219
Bucyrus International, Inc.	931	17,242
Dynamic Materials Corp.	1,660	32,055
Lindsay Manufacturing Co.	742	23,588
Wabtec Corp.	1,118	44,440

		149,544

MEDIA – 1.9%
Live Nation, Inc.*	2,596	14,901
Marvel Entertainment, Inc.*	1,736	53,382
National CineMedia, Inc.	1,049	10,637

		78,920

METALS & MINING – 0.6%
Carpenter Technology Corp.	1,118	22,964

	Shares	Value

MULTI-LINE RETAIL – 0.5%
Big Lots, Inc.*	1,493	$21,634

OIL & GAS-EXPLORATION & PRODUCTION – 4.0%
Arena Resources, Inc.*	1,681	47,219
Bill Barrett Corp.*	1,866	39,429
Carrizo Oil & Gas, Inc.*	1,493	24,037
Goodrich Petroleum Corp.*	1,118	33,484
Whiting Petroleum Corp.*	554	18,537

		162,706

PHARMACEUTICALS – 1.5%
Medicine Co.*	2,406	35,440
Perrigo Co.	768	24,814

		60,254

REAL ESTATE INVESTMENT TRUSTS – 0.7%
BioMed Realty Trust, Inc.	2,542	29,792

ROAD & RAIL – 1.4%
Knight Transportation, Inc.	3,531	56,920

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 5.8%
Advanced Energy Industries, Inc.*	3,345	33,283
Hittite Microwave Corp.*	1,118	32,936
Microsemi Corp.*	2,053	25,950
Monolithic Power Systems, Inc.*	2,131	26,872
Power Integrations, Inc.	1,681	33,418
Silicon Laboratories, Inc.*	1,866	46,240
Varian Semiconductor Equipment Associates, Inc.*	2,053	37,200

		235,899

SOFTWARE – 6.0%
ANSYS, Inc.*	1,404	39,157
Aspen Technology, Inc.*	3,718	27,588
Blackboard, Inc.*	1,430	37,509
Informatica Corp.*	3,345	45,927
Lawson Software, Inc.*	3,619	17,154
Manhattan Associates, Inc.*	1,612	25,486
Quality Systems, Inc.	1,223	53,347

		246,168

SPECIALTY RETAIL – 2.7%
AnnTaylor Stores Corp.*	2,222	12,821
Hot Topic, Inc.*	5,950	55,157
Tractor Supply Co.*	645	23,310
Zumiez, Inc.*	2,785	20,748

		112,036

See Notes to Financial Statements.

AIM SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

TEXTILES, APPAREL & LUXURY GOODS – 0.8%
Warnaco Group, Inc.*	1,682	$33,018

TRADING COMPANIES & DISTRIBUTORS – 0.5%
WESCO International, Inc.*	1,119	21,518

WIRELESS TELECOMMUNICATION SERVICES – 0.7%
SBA Communications Corp.*	1,867	30,468

Total Common Stocks (cost $4,532,406)		3,952,360

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 8.0%
REPURCHASE AGREEMENT – 8.0%
State Street Bank and Trust Company, 0.01%, 1/02/09 (collateralized by $315,000 FHLB, 4.375%, 9/17/2010, with a value of $335,381 total to be received $323,845) (cost $323,845)	$324	$323,845

TOTAL INVESTMENTS – 105.0%
(cost $4,856,251)		4,276,205
Liabilities in excess of other assets – (5.0)%		(201,944)

NET ASSETS – 100.0%		$4,074,261

*	Non-income producing security
FHLB	Federal Home Loan Bank

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 94.6%
AEROSPACE & DEFENSE – 1.1%
Bombardier, Inc.	CA	10,600	$38,210
European Aeronautic Defence And Space Co., NV	FR	5,190	87,894

			126,104

AIR FREIGHT & LOGISTICS – 0.1%
Deutsche Post AG	DE	480	8,119

AIRLINES – 0.4%
Qantas Airways, Ltd.	AU	25,200	46,426

AUTO COMPONENTS – 1.1%
Bridgestone Corp.	JP	300	4,500
Compagnie Generale Des Etablissements Michelin	FR	1,700	89,817
Magna International, Inc.	CA	1,000	29,769

			124,086

AUTOMOBILES – 4.1%
Daimler AG	DE	500	19,051
Honda Motor Co., Ltd.	JP	5,300	112,883
Isuzu Motors, Ltd.	JP	19,000	24,551
Nissan Motor Co., Ltd.	JP	23,800	85,624
Renault SA	FR	3,200	83,507
Toyota Motor Corp.	JP	4,800	158,680

			484,296

CAPITAL MARKETS – 3.5%
Credit Suisse Group AG	CH	4,300	120,505
Deutsche Bank AG	DE	3,500	138,412
Macquarie International Infrastructure Fund, Ltd.	SG	108,000	22,182
UBS AG*	CH	8,954	130,275

			411,374

CHEMICALS – 2.3%
Arkema SA	FR	300	5,170
Basf SE	DE	3,300	128,217
Lanxess AG	DE	500	9,750
Methanex Corp.	CA	1,800	19,976
Mitsubishi Chemical Holdings Corp.	JP	13,500	59,820

	Country Code**	Shares	Value

Solvay SA	BE	700	$51,979

			274,912

COMMERCIAL BANKS – 13.2%
Australia & New Zealand Banking Group, Ltd.	AU	4,500	48,583
Banco Santander SA	ES	9,825	94,916
Barclays PLC	GB	58,800	133,646
BNP Paribas	FR	3,200	138,126
Commonwealth Bank of Australia	AU	2,200	45,266
Credit Agricole SA	FR	9,040	101,538
HBOS PLC*	GB	87,770	90,857
HSBC Holdings PLC	GB	19,400	189,871
Intesa Sanpaolo SpA	IT	18,800	68,295
KB Financial Group, Inc.*		800	20,960
Lloyds TSB Group PLC	GB	22,600	42,775
Mizuho Financial Group, Inc.	JP	14	39,799
National Australia Bank, Ltd.	AU	6,400	94,091
National Bank of Canada	CA	300	7,606
National Bank of Greece S.A.	GR	300	5,571
Nordea Bank AB	SE	10,000	71,277
Royal Bank of Scotland Group PLC	GB	153,100	112,701
Societe Generale	FR	2,300	116,686
Sumitomo Mitsui Financial Group, Inc.	JP	25	103,696
UniCredit SpA	IT	13,800	35,087

			1,561,347

COMMERCIAL SERVICES & SUPPLIES – 0.3%
G4S PLC	GB	13,100	38,611

COMMUNICATIONS EQUIPMENT – 2.2%
Nokia Oyj	FI	10,100	158,493
Telefonaktiebolaget LM Ericsson	SE	13,400	104,465

			262,958

COMPUTERS & PERIPHERALS – 1.7%
Fujitsu, Ltd.	JP	20,000	97,240
Toshiba Corp.	JP	25,000	102,870

			200,110

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

CONSTRUCTION & ENGINEERING – 0.1%
Bilfinger Berger AG	DE	200	$10,705

CONTAINERS & PACKAGING – 0.3%
Amcor, Ltd.	AU	9,100	36,981

DIVERSIFIED FINANCIAL SERVICES – 0.8%
ING Groep NV	NL	8,300	91,349

DIVERSIFIED TELECOMMUNICATION SERVICES – 6.6%
BCE, Inc.	CA	3,800	77,354
Deutsche Telekom AG	DE	6,600	99,788
France Telecom SA	FR	4,600	128,215
Nippon Telegraph & Telephone Corp.	JP	20	103,254
Telecom Corp of New Zealand, Ltd.	AU	14,000	18,734
Telecom Italia SpA	IT	48,600	79,955
Telecom Italia SpA	IT	21,100	24,024
Telefonica SA	ES	9,600	216,688
Telstra Corp., Ltd.	AU	11,400	30,441

			778,453

ELECTRIC UTILITIES – 3.3%
Chubu Electric Power Co., Inc.	JP	800	24,366
E.ON AG	DE	4,500	176,702
Enel SpA	IT	5,600	36,073
The Kansai Electric Power Co., Inc.	JP	900	26,069
The Tokyo Electric Power Co., Inc.	JP	3,300	110,160
Tohoku Electric Power Co., Inc.	JP	500	13,526

			386,896

ELECTRICAL EQUIPMENT – 0.3%
Furukawa Electric Co., Ltd.	JP	5,000	24,401
Schneider Electric SA	FR	100	7,445

			31,846

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.6%
FUJIFILM Holdings Corp.	JP	700	15,627
Hitachi High-Technologies Corp.	JP	1,100	17,615
Hitachi, Ltd.	JP	20,000	77,618
KYOCERA Corp.	JP	700	50,679

	Country Code**	Shares	Value

Premier Farnell PLC	GB	15,900	$32,393

			193,932

EXCHANGE TRADED FUND – 0.4%
Ishares MSCI Eafe Index Fund		1,000	44,870

FOOD & STAPLES RETAILING – 2.4%
Aeon Co., Ltd	JP	7,300	73,516
Awb, Ltd.	AU	11,400	20,320
Carrefour SA	FR	800	30,923
Delhaize Group	BE	900	55,635
J Sainsbury PLC	GB	13,700	65,377
Seven & I Holdings Co., Ltd.	JP	1,000	34,372

			280,143

FOOD PRODUCTS – 2.3%
Associated British Foods PLC	GB	8,100	85,271
Groupe Danone	FR	600	36,252
Nestle SA	CH	2,327	92,145
Suedzucker AG	DE	1,900	28,784
Tate & Lyle PLC	GB	5,100	29,716

			272,168

GAS UTILITIES – 0.1%
Tokyo Gas Co., Ltd.	JP	3,000	15,207

HEALTH CARE PROVIDERS & SERVICES – 0.3%
Celesio AG	DE	1,200	32,469

HOTELS, RESTAURANTS & LEISURE – 1.6%
Tabcorp Holdings, Ltd.	AU	11,700	57,243
Thomas Cook Group PLC	GB	18,900	48,331
Tui AG	DE	4,000	47,519
Tui Travel PLC	GB	11,300	38,302

			191,395

HOUSEHOLD DURABLES – 1.9%
Panosonic Corp.	JP	3,000	36,877
Sharp Corp.	JP	13,000	93,710
Sony Corp.	JP	4,000	87,488

			218,075

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.5%
Drax Group PLC	GB	7,200	58,448

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

INDUSTRIAL CONGLOMERATES – 0.9%
Koninklijke Philips Electronics NV	NL	4,850	$96,159
Siemens AG	DE	200	15,057

			111,216

INSURANCE – 4.2%
Allianz SE	DE	1,400	148,961
Amlin PLC	GB	5,300	27,549
Assicurazioni Generali SpA	IT	600	16,566
Catlin Group, Ltd.	GB	5,700	35,879
Fairfax Financial Holdings, Ltd.	CA	150	47,388
Industrial Alliance Insurance and Financial Services, Inc.	CA	700	13,217
Muenchener Rueckversicherungs AG	DE	850	131,960
Prudential PLC	GB	11,500	69,807
Swiss Reinsurance	CH	185	9,059

			500,386

LEISURE EQUIPMENT & PRODUCTS – 0.2%
Namco Bandai Holdings, Inc.	JP	2,500	27,401

MACHINERY – 0.8%
Vallourec SA*	FR	500	56,850
Volvo AB	SE	6,800	38,697

			95,547

MARINE – 0.3%
Mitsui Osk Lines, Ltd.	JP	5,000	30,901
Neptune Orient Lines, Ltd.	SG	10,000	7,859

			38,760

METALS & MINING – 3.6%
Anglo American PLC	GB	300	7,001
Arcelormittal	FR	4,200	101,805
Barrick Gold Corp.	CA	300	10,865
BHP Billiton, Ltd.	AU	5,000	106,221
First Quantum Minerals, Ltd.	CA	400	5,706
JFE Holdings, Inc.	JP	2,400	63,782
MMC Norilsk Nickel		1,528	9,794
Nippon Steel Corp.	JP	7,000	23,004

	Country Code**	Shares	Value

Sumitomo Metal Mining Co., Ltd.	JP	7,000	$74,883
Yamato Kogyo Co., Ltd.	JP	600	16,239

			419,300

MULTI-UTILITIES – 2.2%
A2a SpA	IT	26,500	47,642
Centrica PLC	GB	23,400	90,086
GDF Suez	FR	1,600	79,419
RWE AG	DE	420	37,303

			254,450

OFFICE ELECTRONICS – 0.5%
Canon, Inc.	JP	2,000	63,369

OIL & GAS CONSUMABLE FUELS – 11.9%
Addax Petroleum Corp.	CA	1,900	32,459
BP PLC	GB	34,900	269,408
China Petroleum & Chemical Corp.	HK	104,000	63,925
Eni SpA	IT	7,100	170,852
Lukoil		1,500	48,555
Petro	CA	4,100	88,742
Repsol YPF SA	ES	800	17,080
Royal Dutch Shell PLC	NL	12,200	322,563
Statoilhydro ASA	NO	9,300	155,540
Total SA	FR	4,400	241,909

			1,411,033

PAPER & FOREST PRODUCTS – 0.2%
Mondi PLC	GB	7,500	22,325

PERSONAL PRODUCTS – 0.1%
L’oreal SA	FR	100	8,727

PHARMACEUTICALS – 8.2%
Astellas Pharma, Inc.	JP	600	24,559
AstraZeneca PLC	GB	1,900	77,730
Bayer AG	DE	2,500	145,671
Daiichi Sankyo Co., Ltd.	JP	1,100	26,013
GlaxoSmithKline PLC	GB	11,700	217,593
Novartis AG	CH	4,680	234,381
Novo Nordisk AS	DK	450	23,213
Roche Holding AG*	CH	200	30,964
Sanofi-Aventis SA	FR	2,600	166,304
Takeda Pharmaceutical Co., Ltd.	JP	400	20,849

			967,277

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

	Country Code**	Shares	Value

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.7%
Lend Lease Corp., Ltd.	AU	5,200	$26,203
Mitsui Fudosan Co., Ltd.	JP	1,000	16,672
New World Development, Ltd.	HK	35,000	35,837

			78,712

ROAD & RAIL – 1.7%
Arriva PLC	GB	5,200	45,280
Central Japan Railway Co.	JP	3	26,018
East Japan Railway Co.	JP	12	91,208
FirstGroup PLC	GB	6,700	42,371

			204,877

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.5%
Elpida Memory, Inc.*	JP	4,000	24,743
Samsung Electronics Co., Ltd. (1)	HK	200	35,229

			59,972

SPECIALTY RETAIL – 0.3%
Kesa Electricals PLC	GB	31,650	40,700

TEXTILES, APPAREL & LUXURY GOODS – 0.2%
Yue Yuen Industrial Holdings, Ltd.	HK	12,500	24,818

TOBACCO – 0.5%
British American Tobacco PLC	GB	2,300	60,000

TRADING COMPANIES & DISTRIBUTORS – 1.6%
Mitsubishi Corp.	JP	8,500	120,394
Mitsui & Co., Ltd.	JP	7,000	71,963

			192,357

TRANSPORTATION INFRASTRUCTURE – 0.5%
Macquarie Infrastructure Group	AU	47,300	56,699

WIRELESS TELECOMMUNICATION SERVICES – 3.0%
KDDI Corp.	JP	10	71,403
NTT DoCoMo, Inc.	JP	21	41,334
Vodafone Group PLC	GB	120,100	245,922

			358,659

Total Common Stocks (cost $11,615,959)			11,177,865

	Country Code**	Shares	Value

RIGHTS – 0.0%
COMMERCIAL BANKS – 0.0%
HBOS PLC, expires 1/9/09*	GB	49,529	—
Lloyds TSB Group PLC, expires 1/12/09*	GB	7,650	—

Total Rights (cost $0)			—

EQUITY LINKED SECURITIES – 0.3%
ELECTRICAL COMPONENTS – 0.3%
AU Optronics Corp. (Citigroup Global Markets Holdings Inc.), expires 1/17/12* (1)		31,600	23,700
AU Optronics Corp. (Credit Suisse First Boston), expires 3/5/09*		19,400	14,550

Total Equity Linked Securities (cost $40,300)			38,250

SHORT TERM INVESTMENTS – 9.2%
MUTUAL FUNDS – 9.2%
SSgA Prime Money Market Fund (cost $1,086,641)		1,086,641	1,086,641

TOTAL INVESTMENTS – 104.1%
(cost $12,742,900)			12,302,756
Liabilities in excess of other assets – (4.1)%			(488,397)

NET ASSETS – 100.0%			$11,814,359

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2008	Sun Capital Advisers Trust

(1)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008 these securities amounted to $58,929 representing 0.5% of net assets.
*	Non-income producing security
**	Unless otherwise noted the country code for all securities is United States

AU	Australia
BE	Belgium
CA	Canada
CH	Switzerland
DE	Germany
DK	Denmark
ES	Spain
FI	Finland
FR	France
GB	Great Britain
GR	Greece
HK	Hong Kong
IT	Italy
JP	Japan
NL	Netherlands
NO	Norway
SE	Sweden
SG	Singapore

See Notes to Financial Statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF OTHER FINANCIAL INSTRUMENTS
December 31, 2008	Sun Capital Advisers Trust

At December 31, 2008 cash of $30,938 has been pledged for open futures contracts purchased as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Notional Value ($)	Unrealized Appreciation ($)
TOPIX Index Futures	3/13/09	3	278,365	285,273	6,908

Net unrealized appreciation					6,908

At December 31, 2008, open forward foreign currency exchange contracts were as follows:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
CAD	108,000	USD	85,923	3/16/2009	(1,601)
CAD	120,000	USD	95,181	3/16/2009	(2,068)
CAD	111,000	USD	90,649	3/16/2009	694

Net unrealized depreciation					(2,975)

CAD	—	Canadian Dollar
USD	—	United States Dollar

See Notes to Financial Statements.

BLACKROCK INFLATION PROTECTED BOND FUND

PORTFOLIO OF INVESTMENTS December 31, 2008	Sun Capital Advisers Trust

	Principal Amount (000)		Value

CORPORATE DEBT OBLIGATIONS – 8.9%
DIVERSIFIED FINANCIAL SERVICES – 8.9%
JPMorgan Chase & Co. 2.63%, 12/1/10	$550		$561,042
Morgan Stanley 2.90%, 12/1/10	550		564,388

Total Corporate Debt Obligations (cost $1,125,417)			1,125,430

FOREIGN GOVERNMENT OBLIGATIONS – 5.0%
France Government Bond 3.00%, 7/25/12 (cost $36,051)	437		633,050

U.S. TREASURY AND U.S. GOVERNMENT AGENCY OBLIGATIONS – 71.3%
Federal Farm Credit Bank 2.25%, 7/1/10	550		561,025
Federal Home Loan Bank 2.38%, 4/30/10	550		561,186
Federal Home Loan Mortgage 6.00%, 8/1/37	388		400,614
Federal National Mortgage Association 5.00%, 2/1/38	481		492,028
Government National Mortgage Association 5.50%, 12/15/38	600		619,357
United States Treasury Inflation Indexed Bonds (1)
0.63%, 4/15/13	195		186,194
0.88%, 4/15/10	34		32,243
1.38%, 7/15/18	176		164,429
1.63%, 1/15/15	289		268,299
1.63%, 1/15/18	0	*	139
1.75%, 1/15/28	437		404,147
1.88%, 7/15/13	201		188,793
1.88%, 7/15/15	334		315,632
2.00%, 4/15/12	598		583,019
2.00%, 1/15/14	569		538,798
2.00%, 7/15/14	580		548,897
2.00%, 1/15/16	344		329,273
2.00%, 1/15/26	344		323,873
2.38%, 4/15/11	213		207,867
2.38%, 1/15/17	285		282,438
2.38%, 1/15/25	431		423,591
2.38%, 1/15/27	376		377,731
2.50%, 7/15/16	64		63,857

	Principal Amount (000)		Value

2.63%, 7/15/17	$115		$117,831
3.00%, 7/15/12	0	*	206
3.38%, 1/15/12	232		229,318
3.50%, 1/15/11	124		122,171
3.63%, 4/15/28	221		263,296
3.88%, 4/15/29	297		366,219

Total U.S. Treasury and U.S. Government Agency Obligations (cost $9,386,336)			8,972,471

	Shares
SHORT TERM INVESTMENTS – 17.7%
MUTUAL FUNDS – 17.7%
BlackRock Liquidity Funds TempFund Portfolio	1,113,566		1,113,566
SSgA Money Market Fund	1,113,684		1,113,684

Total Short Term Investments (cost $2,227,250)			2,227,250

TOTAL INVESTMENTS – 102.9% (cost $12,775,054)			12,958,201
Liabilities in excess of other assets – (2.9)%			(370,919)

NET ASSETS – 100.0%			$12,587,282

*	Amount is less than $500.
(1)	Security or a portion of the security has been designated as collateral for futures.

See Notes to Financial Statements.

BLACKROCK INFLATION PROTECTED BOND FUND

PORTFOLIO OF OTHER FINANCIAL INSTRUMENTS
December 31, 2008	Sun Capital Advisers Trust

At December 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note Futures	3/20/09	2	255,754	251,500	(4,254)
30 Year U.S. Treasury Bond Futures	3/20/09	16	2,250,561	2,208,750	(41,811)

Net unrealized depreciation					(46,065)

At December 31, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5 Year U.S. Treasury Note Futures	3/31/09	7	835,181	833,383	1,798
2 Year U.S. Treasury Note Futures	3/31/09	2	435,559	436,125	(566)

Net unrealized appreciation					1,232

At December 31, 2008, outstanding total return swap agreements were as follows:

Pay/Receive Total Return on Reference Entity	Reference Entity	Number of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation) ($)
Pay	Barclays Bank PLC Inflation Linked Index	7,833	3-Month USD-LIBOR	1,650	3/23/2009	Barclays Capital, Inc.	(9,407)
Pay	USD IG Inflation Linked Sovereign Index	5,408	3-Month USD-LIBOR	1,100	3/31/2009	Deutsche Bank AG	(0)

Net unrealized depreciation							(9,407)

LIBOR	—	Represents the London InterBank Offered Rate
USD	—	United States Dollar

See Notes to Financial Statements.

IBBOTSON MODERATE FUND

PORTFOLIO OF INVESTMENTS December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

INVESTMENT COMPANIES (1)(2) – 98.3%
MFS International Growth Portfolio	184,769	$1,644,446
MFS Value Portfolio	219,293	2,346,438
SC AllianceBernstein International Value Fund	251,543	1,992,219
SC BlackRock Inflation Protected Bond Fund	333,316	3,289,826
SC Davis Venture Value Fund	240,441	2,005,276
SC Dreman Small Cap Value Fund	129,083	1,028,795
SC Goldman Sachs Mid Cap Value Fund	147,262	1,020,527
SC Goldman Sachs Short Duration Fund	698,930	7,080,157
SC Oppenheimer Large Cap Core Fund	150,220	1,006,473
SC PIMCO High Yield Fund	125,752	1,014,817
SC PIMCO Total Return Fund	473,566	4,996,123
SC WMC Blue Chip Mid Cap Fund	72,466	675,381
SC WMC Large Cap Growth Fund	280,082	1,666,485
Sun Capital Investment Grade Bond Fund	468,944	3,676,521

Total Investment Companies (cost $32,502,591)		33,443,484

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 2.0%
REPURCHASE AGREEMENT – 2.0%
State Street Bank and Trust Company, 0.01%, 1/02/09 (collateralized by $645,000 FHLB, 4.375%, 9/17/2010, with a value of $686,409 total to be received $671,042) (cost $671,042)	$671	$671,042

TOTAL INVESTMENTS – 100.3%
(cost $33,173,633)		34,114,526
Liabilities in excess of other assets – (0.3)%		(93,798)

NET ASSETS – 100.0%		$34,020,728

(1)	Sun Capital Advisers LLC or its affiliate, Massachusetts Financial Services Company (“MFS”), serves as investment adviser to these underlying funds.
(2)	Affiliated securities.

FHLB	Federal Home Loan Bank

See Notes to Financial Statements.

IBBOTSON BALANCED FUND

PORTFOLIO OF INVESTMENTS December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

INVESTMENT COMPANIES (1)(2) – 95.8%
MFS Emerging Markets Equity Portfolio	81,906	$727,327
MFS International Growth Portfolio	288,303	2,565,898
MFS Value Portfolio	347,814	3,721,607
SC AIM Small Cap Growth Fund	99,156	744,663
SC AllianceBernstein International Value Fund	368,365	2,917,449
SC BlackRock Inflation Protected Bond Fund	224,458	2,215,396
SC Davis Venture Value Fund	355,899	2,968,198
SC Dreman Small Cap Value Fund	140,066	1,116,327
SC Goldman Sachs Mid Cap Value Fund	161,386	1,118,402
SC Goldman Sachs Short Duration Fund	482,774	4,890,503
SC Oppenheimer Large Cap Core Fund	280,107	1,876,718
SC PIMCO High Yield Fund	94,207	760,251
SC PIMCO Total Return Fund	421,092	4,442,516
SC WMC Blue Chip Mid Cap Fund	80,582	751,025
SC WMC Large Cap Growth Fund	436,912	2,599,625
Sun Capital Global Real Estate Fund	128,262	1,153,073
Sun Capital Investment Grade Bond Fund	331,275	2,597,194

Total Investment Companies (cost $35,876,106)		37,166,172

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 2.1%
REPURCHASE AGREEMENT – 2.1%
State Street Bank and Trust Company, 0.01%, 1/02/09 (collateralized by $795,000 FHLB, 4.375%, 9/17/2010, with a value of $846,039 total to be received $824,585) (cost $824,585)	$825	$824,585

TOTAL INVESTMENTS – 97.9% (cost $36,700,691)		37,990,757
Other assets less liabilities – 2.1%		812,041

NET ASSETS – 100.0%		$38,802,798

(1)	Sun Capital Advisers LLC or its affiliate, MFS, serves as investment adviser to these underlying funds.
(2)	Affiliated securities.

FHLB	Federal Home Loan Bank

See Notes to Financial Statements.

IBBOTSON GROWTH FUND

PORTFOLIO OF INVESTMENTS December 31, 2008	Sun Capital Advisers Trust

	Shares	Value

INVESTMENT COMPANIES (1)(2) – 97.4%
MFS Emerging Markets Equity Portfolio	107,981	$958,871
MFS International Growth Portfolio	358,701	3,192,436
MFS Value Portfolio	300,726	3,217,766
SC AIM Small Cap Growth Fund	87,943	660,455
SC AllianceBernstein International Value Fund	362,358	2,869,872
SC BlackRock Inflation Protected Bond Fund	131,378	1,296,702
SC Davis Venture Value Fund	308,696	2,574,527
SC Dreman Small Cap Value Fund	122,004	972,374
SC Goldman Sachs Mid Cap Value Fund	190,539	1,320,435
SC Goldman Sachs Short Duration Fund	129,427	1,311,094
SC Lord Abbett Growth and Income Fund	139,271	986,036
SC Oppenheimer Large Cap Core Fund	340,546	2,281,659
SC Oppenheimer Main Street Small Cap Fund	85,646	662,902
SC PIMCO Total Return Fund	245,747	2,592,633
SC WMC Blue Chip Mid Cap Fund	70,019	652,576
SC WMC Large Cap Growth Fund	652,038	3,879,628
Sun Capital Global Real Estate Fund	186,851	1,679,790
Sun Capital Investment Grade Bond Fund	166,276	1,303,601

Total Investment Companies (cost $30,770,618)		32,413,357

	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 1.3%
REPURCHASE AGREEMENT – 1.3%
State Street Bank and Trust Company, 0.01%, 1/02/09 (collateralized by $430,000 FHLB, 4.375%, 9/17/2010, with a value of $457,606 total to be received $445,861) (cost $445,861)	$446	$445,861

TOTAL INVESTMENTS – 98.7%
(cost $31,216,479)		32,859,218
Other assets less liabilities – 1.3%		424,218

NET ASSETS – 100.0%		$33,283,436

(1)	Sun Capital Advisers LLC or its affiliate, MFS, serves as investment adviser to these underlying funds.
(2)	Affiliated securities.

FHLB	Federal Home Loan Bank

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008	Sun Capital Advisers Trust

	Investment Grade Bond Fund	Money Market Fund	Global Real Estate Fund	Davis Venture Value Fund	Oppenheimer Main Street Small Cap Fund	Oppenheimer Large Cap Core Fund
ASSETS
Investments, at value
Securities	$56,403,698	$204,028,836	$171,340,404	$101,549,235	$152,207,858	$13,754,141
Repurchase Agreements	—	—	—	15,425,000	1,251,474	—

Total Investments	56,403,698	204,028,836	171,340,404	116,974,235	153,459,332	13,754,141
Cash	—	—	—	1,102	2,245	—
Foreign currency, at value	—	—	93,731	—	—	—
Interest and dividends receivable	592,598	10,325	1,423,692	105,584	148,587	22,764
Receivable for Fund shares sold	241,323	1,550,157	120,700	517,062	11,923	109,638
Receivable for investments sold	—	—	—	126,859	137,600	—
Receivable due from Adviser	—	10,543	—	—	—	1,740
Other assets	7,094	45,183	15,582	12,693	15,741	1,399

Total Assets	57,244,713	205,645,044	172,994,109	117,737,535	153,775,428	13,889,682

LIABILITIES
Payable for investments purchased - regular delivery	—	—	—	3,689,294	10,314	497,306
Payable for Fund shares redeemed	20,275	1,031,031	57,600	1,107	15,490	686
Investment advisory fee payable	18,772	—	148,305	59,047	89,348	—
Accrued expenses and other liabilities	75,033	89,954	109,492	79,235	127,349	51,053

Total Liabilities	114,080	1,120,985	315,397	3,828,683	242,501	549,045

NET ASSETS	$57,130,633	$204,524,059	$172,678,712	$113,908,852	$153,532,927	$13,340,637

COMPOSITION OF NET ASSETS
Paid-in Capital	$69,446,667	$204,523,832	$276,917,923	$141,281,534	$236,897,591	$18,490,007
Accumulated undistributed net investment income	59,049	227	5,263,622	665,810	174,353	44,504
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(647,954)	—	1,052,653	(3,925,496)	(25,324,274)	(3,738,860)
Net unrealized depreciation on investments and assets and liabilities in foreign currencies	(11,727,129)	—	(110,555,486)	(24,112,996)	(58,214,743)	(1,455,014)

	$57,130,633	$204,524,059	$172,678,712	$113,908,852	$153,532,927	$13,340,637

Initial Class
Net Assets	$35,941,392	$150,415,937	$45,840,898	$31,867,607	$38,434,575	$8,366,416
Shares of Beneficial Interest	4,581,657	150,390,750	5,098,914	3,820,234	4,968,188	1,248,385
Net asset value per share	$7.84	$1.00	$8.99	$8.34	$7.74	$6.70

Service Class
Net Assets	$21,189,241	$54,108,122	$126,837,814	$82,041,245	$115,098,352	$4,974,221
Shares of Beneficial Interest	2,681,836	54,134,262	12,977,804	9,859,116	15,034,865	724,107
Net asset value per share	$7.90	$1.00	$9.77	$8.32	$7.66	$6.87

Investment in securities, at cost	$68,130,827	$204,028,836	$281,898,508	$141,087,597	$211,674,058	$15,209,155

Foreign currency, at cost	$—	$—	$94,597	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2008	Sun Capital Advisers Trust

	WMC Large Cap Growth Fund	WMC Blue Chip Mid Cap Fund	Lord Abbett Growth & Income Fund	Goldman Sachs Mid Cap Value Fund	Goldman Sachs Short Duration Fund	Dreman Small Cap Value Fund
ASSETS
Investments, at value
Securities	$48,363,162	$73,383,429	$4,950,552	$11,896,944	$137,734,920	$5,706,435
Repurchase Agreements	2,640,403	4,159,046	—	—	—	—

Total Investments	51,003,565	77,542,475	4,950,552	11,896,944	137,734,920	5,706,435
Cash	—	36,404	—	—	273	—
Interest and dividends receivable	85,856	71,903	10,049	28,626	493,836	5,881
Receivable for Fund shares sold	340,624	55,123	30,360	67,961	663,916	29,780
Receivable for investments sold and forward sales contracts	108,338	354,015	45,682	110,197	13,202,383	—
Futures variation margin receivable	—	—	—	11,643	62,513	—
Receivable due from Adviser	—	—	13,294	6,696	—	46,255
Other assets	5,869	8,775	95	203	2,964	560

Total Assets	51,544,252	78,068,695	5,050,032	12,122,270	152,160,805	5,788,911

LIABILITIES
Forward sales contracts, at value (proceeds receivable $0; $0; $0; $0; $12,168,320 and $0, respectively)	—	—	—	—	12,261,876	—
Payable for investments purchased - regular delivery	1,320,378	945,287	199,799	1,173,749	—	254
Payable for investments purchased - delayed delivery	—	—	—	—	21,740,688	—
Payable for Fund shares redeemed	15,598	30,178	37	88	122	11
Investment advisory fee payable	32,407	43,513	—	—	119,511	—
Accrued expenses and other liabilities	58,989	70,579	676	854	14,199	48,520

Total Liabilities	1,427,372	1,089,557	200,512	1,174,691	34,136,396	48,785

NET ASSETS	$50,116,880	$76,979,138	$4,849,520	$10,947,579	$118,024,409	$5,740,126

COMPOSITION OF NET ASSETS
Paid-in Capital	$84,822,706	$105,104,201	$5,916,251	$13,202,255	$115,525,795	$6,161,971
Accumulated undistributed net investment income	231,270	31,048	2,811	1,126	—	76
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(20,510,947)	(10,932,573)	(423,325)	(662,469)	132,386	(284,288)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(14,426,149)	(17,223,538)	(646,217)	(1,593,333)	2,366,228	(137,633)

	$50,116,880	$76,979,138	$4,849,520	$10,947,579	$118,024,409	$5,740,126

Initial Class
Net Assets	$34,599,374	$45,842,261	$2,229,477	$6,495,617	$54,602,403	$4,316,228
Shares of Beneficial Interest	5,819,503	4,920,869	314,718	937,302	5,389,716	541,439
Net asset value per share	$5.95	$9.32	$7.08	$6.93	$10.13	$7.97

Service Class
Net Assets	$15,517,506	$31,136,877	$2,620,043	$4,451,962	$63,422,006	$1,423,898
Shares of Beneficial Interest	2,620,986	3,349,772	369,897	642,495	6,261,807	178,632
Net asset value per share	$5.92	$9.30	$7.08	$6.93	$10.13	$7.97

Investment in securities, at cost	$65,429,714	$94,766,013	$5,596,769	$13,517,274	$135,389,174	$5,844,061

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2008	Sun Capital Advisers Trust

	PIMCO High Yield Fund	PIMCO Total Return Fund	AIM Small Cap Growth Fund	AllianceBernstein International Value Fund	BlackRock Inflation Protected Bond Fund
ASSETS
Investments, at value
Securities	$15,217,947	$45,484,483	$3,952,360	$12,302,756	$12,958,201
Repurchase Agreements	100,000	700,000	323,845	—	—

Total Investments	15,317,947	46,184,483	4,276,205	12,302,756	12,958,201
Cash	631	199,372	—	7,072	—
Foreign currency, at value	16,133	30,612	—	143,754	—
Margin deposits with broker	31,200	—	—	30,938	—
Interest and dividends receivable	270,373	103,109	2,131	19,029	83,783
Receivable for Fund shares sold	65,360	573,563	13,245	56,866	261,291
Receivable for investments sold	2,046,094	8,127,383	3,338	121,153	—
Futures variation margin receivable	—	—	—	36	—
Unrealized appreciation on foreign currency contracts	6,498	510	—	694	—
Unrealized appreciation on swaps	131,414	—	—	—	—
Swap premiums paid	208,594	—	—	—	—
Receivable due from Adviser	10,820	—	52,804	68,372	1,587
Other assets	286	538	438	1,153	224

Total Assets	18,105,350	55,219,570	4,348,161	12,751,823	13,305,086

LIABILITIES
Payable for investments purchased - regular delivery	—	—	222,363	866,028	641,289
Payable for investments purchased - delayed delivery	2,010,555	22,911,364	—	—	—
Payable for Fund shares redeemed	3	3	20	—	—
Investment advisory fee payable	—	6,659	—	—	—
Futures variation margin payable	1,070	40,137	—	—	66,300
Unrealized depreciation of foreign currency contracts	45,053	38,361	—	3,669	—
Accrued expenses and other liabilities	24,110	3,181	51,517	67,767	808
Swap premiums received	94,721	—	—	—	—
Unrealized depreciation on swaps	495,645	—	—	—	9,407

Total Liabilities	2,671,157	22,999,705	273,900	937,464	717,804

NET ASSETS	$15,434,193	$32,219,865	$4,074,261	$11,814,359	$12,587,282

COMPOSITION OF NET ASSETS
Paid-in Capital	$16,998,182	$31,295,748	$4,716,119	$12,412,928	$12,407,922
Accumulated undistributed (distributions in excess of) net investment income	(43,005)	1,678	—	6,997	(60,868)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	220,193	418,957	(61,812)	(169,349)	111,321
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(1,741,177)	503,482	(580,046)	(436,217)	128,907

	$15,434,193	$32,219,865	$4,074,261	$11,814,359	$12,587,282

Initial Class
Net Assets	$3,133,732	$13,822,651	$2,530,378	$9,763,070	$8,310,881
Shares of Beneficial Interest	388,262	1,310,682	337,100	1,233,140	841,936
Net asset value per share	$8.07	$10.55	$7.51	$7.92	$9.87

Service Class
Net Assets	$12,300,461	$18,397,214	$1,543,883	$2,051,289	$4,276,401
Shares of Beneficial Interest	1,524,061	1,744,403	205,814	259,132	433,384
Net asset value per share	$8.07	$10.55	$7.50	$7.92	$9.87

Investment in securities, at cost	$16,740,735	$45,793,367	$4,856,251	$12,742,900	$12,775,054

Foreign currency, at cost	$16,483	$31,392	$—	$143,915	$—

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2008	Sun Capital Advisers Trust

	Ibbotson Moderate Fund	Ibbotson Balanced Fund	Ibbotson Growth Fund
ASSETS
Investments, at value
Affiliated securities	$33,443,484	$37,166,172	$32,413,357
Repurchase Agreements	671,042	824,585	445,861

Total Investments	34,114,526	37,990,757	32,859,218
Interest and dividends receivable	42,911	29,174	12,231
Receivable for Fund shares sold	582,133	1,640,252	872,754
Receivable due from Adviser	38,170	38,396	39,966
Other assets	2,923	3,248	2,831

Total Assets	34,780,663	39,701,827	33,787,000

LIABILITIES
Payable for investments purchased - regular delivery	715,045	853,759	458,092
Payable for Fund shares redeemed	40	—	76
Accrued expenses and other liabilities	44,850	45,270	45,396

Total Liabilities	759,935	899,029	503,564

NET ASSETS	$34,020,728	$38,802,798	$33,283,436

COMPOSITION OF NET ASSETS
Paid-in Capital	$32,991,652	$37,433,644	$31,576,843
Accumulated undistributed net investment income	86,547	71,014	57,004
Accumulated net realized gain on investments and capital gain distributions from affiliated underlying funds	1,636	8,074	6,850
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	940,893	1,290,066	1,642,739

	$34,020,728	$38,802,798	$33,283,436

Initial Class
Net Assets	$46,397	$55,745	$92,037
Shares of Beneficial Interest	5,050	6,146	10,373
Net asset value per share	$9.19	$9.07	$8.87

Service Class
Net Assets	$33,974,331	$38,747,053	$33,191,399
Shares of Beneficial Interest	3,699,605	4,275,965	3,742,036
Net asset value per share	$9.18	$9.06	$8.87

Investment in securities, at cost	$33,173,633	$36,700,691	$31,216,479

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2008	Sun Capital Advisers Trust

	Investment Grade Bond Fund	Money Market Fund	Global Real Estate Fund	Davis Venture Value Fund	Oppenheimer Main Street Small Cap Fund	Oppenheimer Large Cap Core Fund
INVESTMENT INCOME
Interest	$4,006,612	$4,023,154	$228,394	$71,750	$18,324	$5,428
Dividends (net of foreign withholding taxes of $0; $0; $299,990; $13,599; $2,937 and $0, respectively)	—	—	5,236,576	1,552,709	2,187,383	248,976

Total investment income	4,006,612	4,023,154	5,464,970	1,624,459	2,205,707	254,404

EXPENSES
Investment advisory fee	372,841	764,346	2,111,410	683,937	1,392,137	79,514
Distribution fee (Service Class)	64,670	40,987	384,470	127,783	295,462	16,555
Custody and fund accounting	87,407	81,115	115,491	101,654	467,904	68,502
Audit	54,937	34,719	48,818	38,114	48,635	43,193
Legal	41,505	156,142	139,122	56,995	112,588	6,858
Printing	8,266	12,038	49,581	6,990	27,146	929
Administration	61,669	132,275	188,270	81,987	149,108	22,250
Transfer agency	12,065	12,044	16,092	12,709	12,085	10,961
Trustees fees	8,527	21,500	30,259	12,906	24,138	1,534
Insurance	8,082	35,644	30,856	9,969	20,653	1,657
Miscellaneous fees	2,735	1,494	7,894	3,502	8,047	1,361

Total expenses	722,704	1,292,304	3,122,263	1,136,546	2,557,903	253,314

Less: Reduction of investment advisory fees or unified management fees	(191,983)	(482,700)	(293,003)	(188,039)	(522,271)	(79,514)
Reimbursement of operating expenses	—	—	—	—	—	(55,013)

Net expenses	530,721	809,604	2,829,260	948,507	2,035,632	118,787

Net investment income	3,475,891	3,213,550	2,635,710	675,952	170,075	135,617

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(593,956)	407	3,894,191	(3,467,964)	(23,595,475)	(3,695,987)
Foreign currency related transactions	—	—	40,017	(9,826)	(1,348)	—

Net realized gain (loss)	(593,956)	407	3,934,208	(3,477,790)	(23,596,823)	(3,695,987)

Change in unrealized appreciation/(depreciation) on:
Investments	(10,576,615)	(368,057)	(110,831,132)	(42,463,555)	(53,294,085)	(1,076,518)
Capital Support Agreement	—	368,057	—	—	—	—
Assets and liabilities in foreign currencies	—	—	2,618	264	21	—

Change in unrealized appreciation (depreciation)	(10,576,615)	—	(110,828,514)	(42,463,291)	(53,294,064)	(1,076,518)

Net realized and unrealized gain (loss)	(11,170,571)	407	(106,894,306)	(45,941,081)	(76,890,887)	(4,772,505)

Increase (Decrease) in Net Assets From Operations	$(7,694,680)	$3,213,957	$(104,258,596)	$(45,265,129)	$(76,720,812)	$(4,636,888)

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended December 31, 2008	Sun Capital Advisers Trust

	WMC Large Cap Growth Fund	WMC Blue Chip Mid Cap Fund	Lord Abbett Growth & Income Fund*	Goldman Sachs Mid Cap Value Fund*	Goldman Sachs Short Duration Fund*	Dreman Small Cap Value Fund**
INVESTMENT INCOME
Interest	$5,031	$50,682	$3,339	$7,036	$1,455,343	$168
Dividends (net of foreign withholding taxes of $125; $1,960; $137; $4; $0 and $97, respectively)	840,454	847,928	62,534	136,159	—	19,745

Total investment income	845,485	898,610	65,873	143,195	1,455,343	19,913

EXPENSES
Investment advisory fee	513,309	656,698	—	—	—	7,945
Unified management fee	—	—	22,146	49,104	326,561	—
Distribution fee (Service Class)	59,837	38,321	3,673	6,366	83,681	815
Custody and fund accounting	88,287	125,260	—	—	—	16,837
Audit	37,535	41,205	—	—	—	39,011
Legal	42,233	50,407	290	530	5,740	468
Printing	5,275	9,103	—	—	—	360
Administration	66,102	75,611	—	—	—	3,550
Transfer agency	24,236	11,173	—	—	—	1,377
Trustees fees	9,449	11,422	348	644	7,431	127
Insurance	12,861	10,536	2	5	77	25
Miscellaneous fees	3,208	3,458	—	—	—	500

Total expenses	862,332	1,033,194	26,459	56,649	423,490	71,015

Less: Reduction of investment advisory fees or unified management fees	(248,119)	(174,001)	(640)	(249)	(13,248)	(7,945)
Reimbursement of operating expenses	—	—	—	—	—	(52,104)

Net expenses	614,213	859,193	25,819	56,400	410,242	10,966

Net investment income	231,272	39,417	40,054	86,795	1,045,101	8,947

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(18,232,383)	(10,890,390)	(423,325)	(574,895)	243,769	(284,288)
Futures	—	—	—	(87,574)	222,687	—
Foreign currency related transactions	3	(5,367)	—	—	—	—

Net realized gain (loss)	(18,232,380)	(10,895,757)	(423,325)	(662,469)	466,456	(284,288)

Change in unrealized appreciation/(depreciation) on:
Investments	(19,060,002)	(25,509,203)	(646,217)	(1,620,330)	2,345,746	(137,626)
Forward sales contracts	—	—	—	—	(93,556)	—
Futures	—	—	—	26,997	114,038	—
Assets and liabilities in foreign currencies	—	321	—	—	—	(7)

Change in unrealized appreciation (depreciation)	(19,060,002)	(25,508,882)	(646,217)	(1,593,333)	2,366,228	(137,633)

Net realized and unrealized gain (loss)	(37,292,382)	(36,404,639)	(1,069,542)	(2,255,802)	2,832,684	(421,921)

Increase (Decrease) in Net Assets From Operations	$(37,061,110)	$(36,365,222)	$(1,029,488)	$(2,169,007)	$3,877,785	$(412,974)

*	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
**	For the period October 1, 2008 (commencement of operations) to December 31, 2008.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended December 31, 2008	Sun Capital Advisers Trust

	PIMCO High Yield Fund*	PIMCO Total Return Fund**	AIM Small Cap Growth Fund**	AllianceBernstein International Value Fund**	BlackRock Inflation Protected Bond Fund**
INVESTMENT INCOME
Interest	$461,458	$55,768	$25	$4,012	$(59,798	)***
Dividends (net of foreign withholding taxes of $0; $0; $0; $2,832 and $0, respectively)	9,917	5,500	5,230	28,557	—

Total investment income	471,375	61,268	5,255	32,569	(59,798)

EXPENSES
Investment advisory fee	—	—	6,942	10,404	—
Unified management fee	44,079	21,418	—	—	10,041
Distribution fee (Service Class)	11,363	4,659	829	1,241	1,517
Custody and fund accounting	—	—	19,493	25,155	—
Audit	—	—	39,011	43,686	—
Legal	738	329	389	857	152
Printing	—	—	360	360	—
Administration	—	—	6,624	15,821	—
Transfer agency	—	—	1,259	1,412	—
Trustees fees	822	545	104	238	247
Insurance	7	14	11	30	6
Miscellaneous fees	—	60	500	500	—

Total expenses	57,009	27,025	75,522	99,704	11,963

Less: Reduction of investment advisory fees or unified management fees	(1,567)	(947)	(6,942)	(10,404)	(405)
Reimbursement of operating expenses	—	—	(59,348)	(75,673)	—

Net expenses	55,442	26,078	9,232	13,627	11,558

Net investment income (loss)	415,933	35,190	(3,977)	18,942	(71,356)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(54,963)	347,029	(61,812)	(166,783)	163,613
Written options	11,306	—	—	—	—
Futures	9,347	76,907	—	(1,627)	(7,917)
Swaps	341,038	—	—	—	—
Foreign currency related transactions	7,423	1,768	—	8,111	—

Net realized gain (loss)	314,151	425,704	(61,812)	(160,299)	155,696

Change in unrealized appreciation/(depreciation) on:
Investments	(1,422,788)	391,116	(580,046)	(440,144)	183,147
Futures	84,726	150,005	—	6,908	(44,833)
Swaps	(364,231)	—	—	—	(9,407)
Assets and liabilities in foreign currencies	(38,884)	(37,639)	—	(2,981)	—

Change in unrealized appreciation (depreciation)	(1,741,177)	503,482	(580,046)	(436,217)	128,907

Net realized and unrealized gain (loss)	(1,427,026)	929,186	(641,858)	(596,516)	284,603

Increase (Decrease) in Net Assets From Operations	$(1,011,093)	$964,376	$(645,835)	$(577,574)	$213,247

*	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
**	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
***	Includes $(100,430) deflation adjustment related to U.S. Treasury Inflation Protected securities at December 31, 2008.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended December 31, 2008	Sun Capital Advisers Trust

	Ibbotson Moderate Fund*	Ibbotson Balanced Fund*	Ibbotson Growth Fund*
INVESTMENT INCOME
Dividends from affiliated underlying funds	$78,618	$67,565	$61,673

Total investment income	78,618	67,565	61,673

EXPENSES
Investment advisory fee	3,691	3,726	3,891
Distribution fee (Service Class)	7,354	7,423	7,748
Custody and fund accounting	13,912	14,858	15,074
Audit	30,349	30,349	30,349
Legal	1,665	1,471	1,899
Printing	360	360	360
Administration	4,636	4,373	4,828
Transfer agency	1,152	1,152	1,156
Trustees fees	536	474	582
Insurance	76	84	73
Miscellaneous fees	500	500	500

Total expenses	64,231	64,770	66,460

Less: Reduction of investment advisory fees	(3,691)	(3,726)	(3,891)
Reimbursement of operating expenses	(47,279)	(47,659)	(48,596)

Net expenses	13,261	13,385	13,973

Net investment income	65,357	54,180	47,700

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Affiliated investments	(10,301)	—	5,042
Capital gain distributions from affiliated underlying funds	26,220	17,979	3,792

Net realized gain	15,919	17,979	8,834

Change in unrealized appreciation/(depreciation) on:
Affiliated investments	940,893	1,290,066	1,642,739

Change in unrealized appreciation (depreciation)	940,893	1,290,066	1,642,739

Net realized and unrealized gain	956,812	1,308,045	1,651,573

Net Increase in Net Assets From Operations	$1,022,169	$1,362,225	$1,699,273

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
December 31, 2008	Sun Capital Advisers Trust

	Investment Grade Bond Fund		Money Market Fund		Global Real Estate Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,475,891	$3,103,552	$3,213,550	$6,151,415	$2,635,710	$6,876,030
Net realized gain (loss)	(593,956)	2,464	407	(3)	3,934,208	15,613,636
Change in unrealized depreciation	(10,576,615)	(847,401)	—	—	(110,828,514)	(59,117,636)

Net increase (decrease) in net assets resulting from operations	(7,694,680)	2,258,615	3,213,957	6,151,412	(104,258,596)	(36,627,970)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(2,041,988)	(2,262,262)	(2,994,363)	(6,083,138)	(1,555,089)	(1,516,434)
Service Class	(1,393,099)	(876,489)	(219,187)	(68,277)	(3,039,439)	(1,811,254)
Net realized gain on investments:
Initial Class	—	—	—	—	(6,037,186)	(12,628,394)
Service Class	—	—	—	—	(13,357,483)	(18,059,353)

Net decrease in net assets from distributions	(3,435,087)	(3,138,751)	(3,213,550)	(6,151,415)	(23,989,197)	(34,015,435)

SHARE TRANSACTIONS
Net proceeds from sales	18,885,287	24,231,512	143,659,397	69,745,250	60,765,414	107,443,210
Net proceeds from reinvestment of distributions	3,435,087	3,138,703	3,213,416	6,151,347	23,989,197	34,015,435
Cost of shares redeemed	(20,215,334)	(14,913,723)	(73,200,633)	(66,483,696)	(44,334,619)	(38,459,918)

Net increase in net assets from share transactions	2,105,040	12,456,492	73,672,180	9,412,901	40,419,992	102,998,727

Total increase (decrease) in net assets	(9,024,727)	11,576,356	73,672,587	9,412,898	(87,827,801)	32,355,322
NET ASSETS
Beginning of period	66,155,360	54,579,004	130,851,472	121,438,574	260,506,513	228,151,191

End of period†	$57,130,633	$66,155,360	$204,524,059	$130,851,472	$172,678,712	$260,506,513

† Accumulated undistributed net investment income	$59,049	$16,611	$227	$—	$5,263,622	$7,851,799

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
December 31, 2008	Sun Capital Advisers Trust

	Davis Venture Value Fund		Oppenheimer Main Street Small Cap Fund		Oppenheimer Large Cap Core Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$675,952	$712,087	$170,075	$231,068	$135,617	$101,795
Net realized gain (loss)	(3,477,790)	2,336,914	(23,596,823)	5,711,348	(3,695,987)	867,392
Change in unrealized depreciation	(42,463,291)	(783,487)	(53,294,064)	(12,600,394)	(1,076,518)	(1,832,135)

Net increase (decrease) in net assets resulting from operations	(45,265,129)	2,265,514	(76,720,812)	(6,657,978)	(4,636,888)	(862,948)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(302,170)	(323,114)	(149,427)	—	(64,446)	(49,720)
Service Class	(406,816)	(72,502)	(21,647)	—	(26,667)	(48,698)
Net realized gain on investments:
Initial Class	(349,234)	—	(2,072,831)	(9,223,990)	(15,750)	(368,681)
Service Class	(673,944)	—	(5,137,272)	(7,562,789)	(23,323)	(500,968)

Net decrease in net assets from distributions	(1,732,164)	(395,616)	(7,381,177)	(16,786,779)	(130,186)	(968,067)

SHARE TRANSACTIONS
Net proceeds from sales	92,985,530	33,199,463	81,260,289	118,435,652	7,260,977	5,510,262
Net proceeds from reinvestment of distributions	1,732,164	395,616	7,381,177	16,786,779	130,186	968,067
Cost of shares redeemed	(14,436,392)	(16,305,872)	(29,124,543)	(20,899,911)	(2,635,432)	(2,740,114)

Net increase in net assets from share transactions	80,281,302	17,289,207	59,516,923	114,322,520	4,755,731	3,738,215

Total increase (decrease) in net assets	33,284,009	19,159,105	(24,585,066)	90,877,763	(11,343)	1,907,200
NET ASSETS
Beginning of period	80,624,843	61,465,738	178,117,993	87,240,230	13,351,980	11,444,780

End of period†	$113,908,852	$80,624,843	$153,532,927	$178,117,993	$13,340,637	$13,351,980

† Accumulated undistributed net investment income	$665,810	$708,986	$174,353	$182,225	$44,504	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
December 31, 2008	Sun Capital Advisers Trust

	WMC Large Cap Growth Fund		WMC Blue Chip Mid Cap Fund		Lord Abbett Growth & Income Fund	Goldman Sachs Mid Cap Value Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31, 2008*	Year Ended December 31, 2008*
	2008	2007	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$231,272	$(63,576)	$39,417	$(162,986)	$40,054	$86,795
Net realized gain (loss)	(18,232,380)	(1,854,436)	(10,895,757)	18,951,633	(423,325)	(662,469)
Change in unrealized appreciation (depreciation)	(19,060,002)	4,484,369	(25,508,882)	(4,881,922)	(646,217)	(1,593,333)

Net increase (decrease) in net assets resulting from operations	(37,061,110)	2,566,357	(36,365,222)	13,906,725	(1,029,488)	(2,169,007)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	—	—	(109,299)	(1,028,183)	(19,768)	(56,352)
Service Class	—	—	(46,740)	—	(18,267)	(30,641)
Net realized gain on investments:
Initial Class	(6,208)	(157,990)	(12,915,287)	(15,554,509)	—	—
Service Class	(3,443)	(83,653)	(5,523,070)	—	—	—

Net decrease in net assets from distributions	(9,651)	(241,643)	(18,594,396)	(16,582,692)	(38,035)	(86,993)

SHARE TRANSACTIONS
Net proceeds from sales	11,778,180	4,731,411	49,336,829	4,709,517	4,077,770	11,822,729
Subscriptions in-kind	—	115,803,403	—	—	—	—
Net proceeds from reinvestment of distributions	9,651	241,643	18,594,396	16,582,692	38,035	86,993
Cost of shares redeemed	(20,344,224)	(31,166,663)	(21,430,385)	(27,810,794)	(198,762)	(1,706,143)

Net increase (decrease) in net assets from share transactions	(8,556,393)	89,609,794	46,500,840	(6,518,585)	3,917,043	10,203,579

Total increase (decrease) in net assets	(45,627,154)	91,934,508	(8,458,778)	(9,194,552)	2,849,520	7,947,579
NET ASSETS
Beginning of period	95,744,034	3,809,526	85,437,916	94,632,468	2,000,000 **	3,000,000 **

End of period†	$50,116,880	$95,744,034	$76,979,138	$85,437,916	$4,849,520	$10,947,579

† Accumulated undistributed net investment income	$231,270	$—	$31,048	$154,488	$2,811	$1,126

*	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
**	Amount represents initial seed investment.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
December 31, 2008	Sun Capital Advisers Trust

	Goldman Sachs Short Duration Fund	Dreman Small Cap Value Fund	PIMCO High Yield Fund	PIMCO Total Return Fund	AIM Small Cap Growth Fund	AllianceBernstein International Value Fund	BlackRock Inflation Protected Bond Fund
	Year Ended December 31, 2008*	Year Ended December 31, 2008**	Year Ended December 31, 2008*	Year Ended December 31, 2008**	Year Ended December 31, 2008**	Year Ended December 31, 2008**	Year Ended December 31, 2008**
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,045,101	$8,947	$415,933	$35,190	$(3,977)	$18,942	$(71,356)
Net realized gain (loss)	466,456	(284,288)	314,151	425,704	(61,812)	(160,299)	155,696
Change in unrealized appreciation (depreciation)	2,366,228	(137,633)	(1,741,177)	503,482	(580,046)	(436,217)	128,907

Net increase (decrease) in net assets resulting from operations	3,877,785	(412,974)	(1,011,093)	964,376	(645,835)	(577,574)	213,247

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(399,794)	(7,879)	(98,649)	(18,954)	—	(19,366)	(23,211)
Service Class	(663,066)	(1,788)	(350,940)	(20,739)	—	(2,842)	(12,136)
Net realized gain on investments:
Initial Class	(149,333)	—	(20,890)	(2,111)	—	—	—
Service Class	(176,210)	—	(83,930)	(2,868)	—	—	—

Net decrease in net assets from distributions	(1,388,403)	(9,667)	(554,409)	(44,672)	—	(22,208)	(35,347)

SHARE TRANSACTIONS
Net proceeds from sales	136,659,740	3,198,466	13,754,894	28,521,919	1,757,485	7,515,829	9,430,225
Net proceeds from reinvestment of distributions	1,388,373	9,667	554,389	44,653	—	22,208	35,332
Cost of shares redeemed	(26,513,086)	(45,366)	(309,588)	(266,411)	(37,389)	(123,896)	(56,175)

Net increase in net assets from share transactions	111,535,027	3,162,767	13,999,695	28,300,161	1,720,096	7,414,141	9,409,382

Total increase in net assets	114,024,409	2,740,126	12,434,193	29,219,865	1,074,261	6,814,359	9,587,282
NET ASSETS
Beginning of period***	4,000,000	3,000,000	3,000,000	3,000,000	3,000,000	5,000,000	3,000,000

End of period†	$118,024,409	$5,740,126	$15,434,193	$32,219,865	$4,074,261	$11,814,359	$12,587,282

† Accumulated undistributed (distributions in excess of) net investment income	$—	$76	$(43,005)	$1,678	$—	$6,997	$(60,868)

*	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
**	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
***	Amount represents initial seed investment.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
December 31, 2008	Sun Capital Advisers Trust

	Ibbotson Moderate Fund	Ibbotson Balanced Fund	Ibbotson Growth Fund
	Year Ended December 31, 2008*	Year Ended December 31, 2008*	Year Ended December 31, 2008*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$65,357	$54,180	$47,700
Net realized gain	15,919	17,979	8,834
Change in unrealized appreciation	940,893	1,290,066	1,642,739

Net increase in net assets resulting from operations	1,022,169	1,362,225	1,699,273

SHARE TRANSACTIONS
Net proceeds from sales	32,979,255	37,341,768	32,548,692
Net proceeds from reinvestment of distributions	—	—	—
Cost of shares redeemed	(80,696)	(1,195)	(1,064,529)

Net increase in net assets from share transactions	32,898,559	37,340,573	31,484,163

Total increase in net assets	33,920,728	38,702,798	33,183,436
NET ASSETS
Beginning of period**	100,000	100,000	100,000

End of period†	$34,020,728	$38,802,798	$33,283,436

† Accumulated undistributed net investment income	$86,547	$71,014	$57,004

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
**	Amount represents initial seed investment.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Investment Grade Bond Fund Initial Class Shares					Investment Grade Bond Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004*
Net Asset Value, Beginning of Period	$9.48	$9.62	$9.72	$10.09	$10.02	$9.55	$9.69	$9.79	$10.16	$10.09

Income (Loss) from Investment Operations:
Net investment income (d)	0.51	0.49	0.50	0.46	0.48	0.49	0.47	0.47	0.44	0.42
Net realized and unrealized gain (loss) on investments	(1.65)	(0.14)	0.00 (e)	(0.27)	0.14	(1.66)	(0.14)	0.01	(0.27)	0.07

Total from Investment Operations	(1.14)	0.35	0.50	0.19	0.62	(1.17)	0.33	0.48	0.17	0.49

Less Distributions from:
Net investment income	(0.50)	(0.49)	(0.47)	(0.47)	(0.48)	(0.48)	(0.47)	(0.45)	(0.44)	(0.42)
In excess of net investment income	—	—	—	—	—	—	—	—	—	—
Net realized gain on investments	—	—	(0.11)	(0.09)	(0.07)	—	—	(0.11)	(0.10)	—
In excess of net realized gain on investments	—	—	—	—	—	—	—	—	—	—
Capital	—	—	(0.02)	—	—	—	—	(0.02)	—	—

Total distributions	(0.50)	(0.49)	(0.60)	(0.56)	(0.55)	(0.48)	(0.47)	(0.58)	(0.54)	(0.42)

Net Asset Value, End of Period	$7.84	$9.48	$9.62	$9.72	$10.09	$7.90	$9.55	$9.69	$9.79	$10.16

Total Return (b)	(12.47)%	3.75%	5.39%	1.96%	6.42%	(12.67)%	3.51%	5.13%	1.73%	5.03%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$35,941	$40,696	$45,186	$53,630	$57,619	$21,189	$25,460	$9,393	$3,612	$704
Ratios to average net assets:
Net expenses (a)(c)(d)	0.75%	0.75%	0.75%	0.75%	0.75%	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses (a)(d)	1.06%	1.00%	1.06%	1.03%	0.98%	1.31%	1.24%	1.31%	1.28%	1.26%
Net investment income (a)(c)(d)	5.70%	5.10%	5.14%	4.72%	4.81%	5.45%	4.89%	5.06%	4.48%	4.58%
Portfolio turnover rate	30%	46%	55%	55%	66%	30%	46%	55%	55%	66%

*	For the period from February 1, 2004 (Commencement of Operations – Service Class Shares) through December 31, 2004.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Money Market Fund Initial Class Shares					Money Market Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2008	2007	2006	2005	2004	2008	2007	2006	2005*
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income (Loss) from Investment Operations:
Net investment income (d)	0.02	0.05	0.05	0.03	0.01	0.02	0.05	0.04	0.02
Net realized and unrealized gain (loss) on investments	0.00 (e)	0.00 (e)	—	—	—	0.00 (e)	—	—	—

Total from Investment Operations	0.02	0.05	0.05	0.03	0.01	0.02	0.05	0.04	0.02

Less Distributions from:
Net investment income	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)	(0.02)	(0.05)	(0.04)	(0.02)
In excess of net investment income	—	—	—	—	—	—	—	—	—
Net realized gain on investments	—	—	—	—	—	—	—	—	—
In excess of net realized gain on investments	—	—	—	—	—	—	—	—	—
Capital	—	—	—	—	—	—	—	—	—

Total distributions	(0.02)	(0.05)	(0.05)	(0.03)	(0.01)	(0.02)	(0.05)	(0.04)	(0.02)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (b)	2.25%	4.87%	4.59%	2.75%	0.74%	2.00%	4.61%	4.33%	1.93%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$150,416	$129,112	$120,164	$110,430	$121,399	$54,108	$1,740	$1,274	$509
Ratios to average net assets:
Net expenses (a)(c)(d)	0.50%	0.50%	0.50%	0.50%	0.65%	0.75%	0.75%	0.75%	0.75%
Gross expenses (a)(d)	0.81%	0.76%	0.77%	0.77%	0.71%	1.10%	1.00%	1.02%	1.02%
Net investment income (a)(c)(d)	2.19%	4.76%	4.51%	2.69%	0.77%	1.34%	4.50%	4.31%	2.99%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

*	For the period from April 25, 2005 (Commencement of Operations – Service Class Shares) through December 31, 2005.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Global Real Estate Fund Initial Class Shares					Global Real Estate Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004*
Net Asset Value, Beginning of Period	$18.24	$24.60	$18.80	$19.01	$15.09	$19.66	$26.23	$19.97	$20.08	$15.72

Income (Loss) from Investment Operations:
Net investment income (d)	0.18	0.66	0.81	0.23	0.58	0.18	0.40	0.64	0.21	0.30
Net realized and unrealized gain (loss) on investments	(7.53)	(3.70)	6.37	1.59	4.24	(8.22)	(3.71)	6.94	1.65	4.06

Total from Investment Operations	(7.35)	(3.04)	7.18	1.82	4.82	(8.04)	(3.31)	7.58	1.86	4.36

Less Distributions from:
Net investment income	(0.39)	(0.36)	(0.37)	(0.32)	(0.27)	(0.34)	(0.30)	(0.31)	(0.26)	—
In excess of net investment income	—	—	—	—	—	—	—	—	—	—
Net realized gain on investments	(1.51)	(2.96)	(1.01)	(1.71)	(0.63)	(1.51)	(2.96)	(1.01)	(1.71)	—
In excess of net realized gain on investments	—	—	—	—	—	—	—	—	—	—
Capital	—	—	—	—	—	—	—	—	—	—

Total distributions	(1.90)	(3.32)	(1.38)	(2.03)	(0.90)	(1.85)	(3.26)	(1.32)	(1.97)	—

Net Asset Value, End of Period	$8.99	$18.24	$24.60	$18.80	$19.01	$9.77	$19.66	$26.23	$19.97	$20.08

Total Return (b)	(44.73)%	(13.13)%	38.96%	9.67%	33.32%	(44.89)%	(13.34)%	38.64%	9.37%	27.74%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$45,841	$87,441	$121,197	$105,368	$102,300	$126,838	$173,065	$106,954	$50,778	$21,890
Ratios to average net assets:
Net expenses (a)(c)(d)	1.10%	1.10%	1.10%	1.10%	1.23%	1.35%	1.35%	1.35%	1.35%	1.50%
Gross expenses (a)(d)	1.23%	1.18%	1.19%	1.22%	1.23%	1.48%	1.43%	1.44%	1.47%	1.51%
Net investment income (a)(c)(d)	1.28%	2.65%	3.08%	3.55%	3.62%	1.15%	2.82%	2.95%	3.56%	3.79%
Portfolio turnover rate	76%	25%	44%	32%	67%	76%	25%	44%	32%	67%

*	For the period from February 1, 2004 (Commencement of Operations – Service Class Shares) through December 31, 2004.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Davis Venture Value Fund Initial Class Shares					Davis Venture Value Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2008	2007	2006	2005	2004	2008	2007	2006*
Net Asset Value, Beginning of Period	$13.65	$13.17	$11.56	$10.61	$9.50	$13.61	$13.15	$12.08

Income (Loss) from Investment Operations:
Net investment income (d)	0.10	0.17	0.09	0.09	0.08	0.06	0.12	0.04
Net realized and unrealized gain on investments	(5.21)	0.39	1.61	0.94	1.10	(5.17)	0.39	1.12

Total from Investment Operations	(5.11)	0.56	1.70	1.03	1.18	(5.11)	0.51	1.16

Less Distributions from:
Net investment income	(0.09)	(0.08)	(0.09)	(0.08)	(0.07)	(0.07)	(0.05)	(0.09)
In excess of net investment income	—	—	—	—	—	—	—	—
Net realized gain on investments	(0.11)	—	—	—	—	(0.11)	—	—
In excess of net realized gain on investments	—	—	—	—	—	—	—	—
Capital	—	—	—	—	—	—	—	—

Total distributions	(0.20)	(0.08)	(0.09)	(0.08)	(0.07)	(0.18)	(0.05)	(0.09)

Net Asset Value, End of Period	$8.34	$13.65	$13.17	$11.56	$10.61	$8.32	$13.61	$13.15

Total Return (b)	(37.81)%	4.23%	14.77%	9.73%	12.45%	(37.93)%	3.91%	9.66%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$31,868	$52,861	$61,438	$54,216	$51,362	$82,041	$27,764	$27
Ratios to average net assets:
Net expenses (a)(c)(d)	0.90%	0.90%	0.90%	0.90%	0.90%	1.15%	1.15%	1.15%
Gross expenses (a)(d)	1.11%	1.11%	1.16%	1.13%	1.16%	1.35%	1.35%	1.43%
Net investment income (a)(c)(d)	0.86%	1.06%	0.74%	0.81%	0.83%	0.65%	0.68%	0.48%
Portfolio turnover rate	19%	10%	16%	15%	11%	19%	10%	16%

*	For the period from May 1, 2006 (Commencement of Operations – Service Class Shares) through December 31, 2006.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Oppenheimer Main Street Small Cap Fund Initial Class Shares					Oppenheimer Main Street Small Cap Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2008	2007	2006	2005	2004	2008		2007	2006*
Net Asset Value, Beginning of Period	$12.98	$15.02	$13.79	$15.21	$14.07	$12.85		$14.99	$15.56

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.03	0.05	0.01	0.01	1.23	(0.00	)(e)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	(4.82)	(0.23)	1.82	0.57	1.14	(4.77)		(0.29)	0.04

Total from Investment Operations	(4.79)	(0.18)	1.83	0.58	2.37	(4.77)		(0.28)	0.03

Less Distributions from:
Net investment income	(0.03)	—	—	—	—	(0.00	)(e)	—	—
In excess of net investment income	—	—	—	—	—	—		—	—
Net realized gain on investments	(0.42)	(1.86)	(0.60)	(2.00)	(1.23)	(0.42)		(1.86)	(0.60)
In excess of net realized gain on investments	—	—	—	—	—	—		—	—
Capital	—	—	—	—	—	—		—	—

Total distributions	(0.45)	(1.86)	(0.60)	(2.00)	(1.23)	(0.42)		(1.86)	(0.60)

Net Asset Value, End of Period	$7.74	$12.98	$15.02	$13.79	$15.21	$7.66		$12.85	$14.99

Total Return (b)	(37.99)%	(1.44)%	13.60%	4.33%	18.43%	(38.14)%		(2.11)%	0.48%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$38,435	$72,741	$87,215	$86,949	$89,031	$115,098		$105,377	$25
Ratios to average net assets:
Net expenses (a)(c)(d)	1.00%	1.00%	1.00%	1.00%	1.00%	1.25%		1.25%	1.25%
Gross expenses (a)(d)	1.29%	1.38%	1.42%	1.10%	1.09%	1.55%		1.61%	1.82%
Net investment income (loss) (a)(c)(d)	0.21%	0.31%	0.02%	0.03%	(0.10)%	0.04%		(0.06)%	(0.09)%
Portfolio turnover rate	126%	126%	206%	58%	106%	126%		126%	206%

*	For the period from May 1, 2006 (Commencement of Operations – Service Class Shares) through December 31, 2006.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Oppenheimer Large Cap Core Fund Initial Class Shares					Oppenheimer Large Cap Core Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2008	2007	2006	2005	2004	2008	2007	2006	2005		2004*
Net Asset Value, Beginning of Period	$10.77	$12.37	$10.47	$12.47	$11.45	$11.03	$12.65	$10.70	$12.72		$12.14

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.04	0.12	0.17	0.02	0.03	0.10	0.08	0.12	(0.00	)(e)	0.00	(e)
Net realized and unrealized gain (loss) on investments	(4.03)	(0.84)	1.93	(0.09)	2.25	(4.19)	(0.84)	2.00	(0.11)		1.58

Total from Investment Operations	(3.99)	(0.72)	2.10	(0.07)	2.28	(4.09)	(0.76)	2.12	(0.11)		1.58

Less Distributions from:
Net investment income	(0.05)	(0.10)	(0.16)	(0.02)	(0.03)	(0.04)	(0.08)	(0.13)	—		(0.00	)(e)
In excess of net investment income	—	—	—	—	—	—	—	—	—		—
Net realized gain on investments	(0.03)	(0.78)	(0.04)	(1.91)	(1.23)	(0.03)	(0.78)	(0.04)	(1.91)		(1.00)
In excess of net realized gain on investments	—	—	—	—	—	—	—	—	—		—
Capital	—	—	—	—	—	—	—	—	—		—

Total distributions	(0.08)	(0.88)	(0.20)	(1.93)	(1.26)	(0.07)	(0.86)	(0.17)	(1.91)		(1.00)

Net Asset Value, End of Period	$6.70	$10.77	$12.37	$10.47	$12.47	$6.87	$11.03	$12.65	$10.70		$12.72

Total Return (b)	(37.06)%	(5.81)%	20.07%	(0.72)%	20.39%	(37.15)%	(6.07)%	19.78%	(0.98)%		13.20%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$8,366	$5,544	$6,183	$5,505	$7,049	$4,974	$7,808	$5,262	$1,594		$1,111
Ratios to average net assets:
Net expenses (a)(c)(d)	0.90%	0.90%	0.90%	0.90%	0.90%	1.15%	1.15%	1.15%	1.15%		1.15%
Gross expenses (a)(d)	2.08%	1.81%	2.47%	2.74%	3.42%	2.34%	2.05%	2.62%	3.04%		4.04%
Net investment income (loss) (a)(c)(d)	1.39%	0.89%	1.47%	0.15%	0.27%	1.05%	0.63%	1.44%	(0.05)%		0.21%
Portfolio turnover rate	189%	63%	135%	114%	137%	189%	63%	135%	114%		137%

*	For the period from February 1, 2004 (Commencement of Operations – Service Class Shares) through December 31, 2004.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout the period:

	WMC Large Cap Growth Fund Initial Class Shares				WMC Large Cap Growth Fund Service Class Shares
	Years Ended December 31,				Years Ended December 31,
	2008		2007**		2008		2007	2006*
Net Asset Value, Beginning of Period	$10.65		$9.99		$10.63		$9.98	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.04		(0.00	)(e)	0.02		(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(4.74)		0.69		(4.73)		0.70	(0.01)

Total from Investment Operations	(4.70)		0.69		(4.71)		0.68	(0.02)

Less Distributions from:
Net investment income	—		—		—		—	—
In excess of net investment income	—		—		—		—	—
Net realized gain on investments	(0.00	)(e)	(0.03)		(0.00	)(e)	(0.03)	—
In excess of net realized gain on investments	—		—		—		—	—
Capital	—		—		—		—	—

Total distributions	(0.00)		(0.03)		(0.00)		(0.03)	—

Net Asset Value, End of Period	$5.95		$10.65		$5.92		$10.63	$9.98

Total Return (b)	(44.12)%		6.88%		(44.30)%		6.78%	(0.20)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$34,599		$62,680		$15,518		$33,064	$3,810
Ratios to average net assets:
Net expenses (a)(c)(d)	0.81%		0.81%		1.06%		1.06%	1.06%
Gross expenses (a)(d)	1.17%		1.06%		1.43%		1.46%	5.26%
Net investment income (loss) (a)(c)(d)	0.43%		0.01%		0.17%		(0.25)%	(0.10)%
Portfolio turnover rate	265%		307%		265%		307%	110%

*	For the period from May 1, 2006 (Commencement of Operations – Service Class Shares) through December 31, 2006.
**	For the period from April 2, 2007 (Commencement of Operations – Initial Class Shares) through December 31, 2007.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentage are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	WMC Blue Chip Mid Cap Fund Initial Class Shares							WMC Blue Chip Mid Cap Fund Service Class Shares
	Years Ended December 31,							Year Ended December 31,
	2008	2007		2006	2005		2004	2008*
Net Asset Value, Beginning of Period	$17.95	$19.04		$20.60	$18.13		$15.61	$15.70

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.01	(0.00	)(e)	0.18	(0.00	)(e)	0.02	0.02
Net realized and unrealized gain (loss) on investments	(5.41)	2.87		1.87	2.98		2.50	(3.19)

Total from Investment Operations	(5.40)	2.87		2.05	2.98		2.52	(3.17)

Less Distributions from:
Net investment income	(0.03)	(0.25)		—	(0.02)		—	(0.03)
In excess of net investment income	—	—		—	—		—	—
Net realized gain on investments	(3.20)	(3.71)		(3.61)	(0.49)		—	(3.20)
In excess of net realized gain on investments	—	—		—	—		—	—
Capital	—	—		—	—		—	—

Total distributions	(3.23)	(3.96)		(3.61)	(0.51)		—	(3.23)

Net Asset Value, End of Period	$9.32	$17.95		$19.04	$20.60		$18.13	$9.30

Total Return (b)	(35.14)%	15.41%		11.30%	16.61%		16.14%	(26.06)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$45,842	$85,438		$94,632	$94,928		$89,609	$31,137
Ratio to average net assets:
Net expenses (a)(c)(d)	1.00%	1.00%		1.00%	1.00%		1.00%	1.25%
Gross expenses (a)(d)	1.21%	1.14%		1.14%	1.15%		1.12%	1.47%
Net investment income (loss) (a)(c)(d)	0.05%	(0.17)%		0.92%	(0.03)%		0.13%	0.02%
Portfolio turnover rate	104%	75%		83%	67%		60%	104%

*	For the period from March 7, 2008 (Commencement of Operations – Service Class Shares) through December 31, 2008.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Lord Abbett Growth & Income Fund Initial Class Shares	Lord Abbett Growth & Income Fund Service Class Shares	Goldman Sachs Mid Cap Value Fund Initial Class Shares	Goldman Sachs Mid Cap Value Fund Service Class Shares
	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
	2008*	2008*	2008*	2008*
Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00	$10.00

Income (Loss) from Investment Operations:
Net investment income (d)	0.06	0.06	0.05	0.07
Net realized and unrealized loss on investments	(2.92)	(2.93)	(3.06)	(3.09)

Total from Investment Operations	(2.86)	(2.87)	(3.01)	(3.02)

Less Distributions from:
Net investment income	(0.06)	(0.05)	(0.06)	(0.05)
In excess of net investment income	—	—	—	—
Net realized gain on investments	—	—	—	—
In excess of net realized gain on investments	—	—	—	—
Capital	—	—	—	—

Total distributions	(0.06)	(0.05)	(0.06)	(0.05)

Net Asset Value, End of Period	$7.08	$7.08	$6.93	$6.93

Total Return (b)	(28.54)%	(28.68)%	(30.07)%	(30.21)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$2,229	$2,620	$6,496	$4,452
Ratio to average net assets:
Net expenses (a)(c)(d)	0.87%	1.12%	1.07%	1.32%
Gross expenses (a)(d)	0.90%	1.14%	1.08%	1.32%
Net investment income (a)(c)(d)	1.71%	1.48%	2.10%	1.65%
Portfolio turnover rate	73%	73%	90%	90%

*	For the period March 7, 2008 (Commencement of Operations) to December 31, 2008.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Goldman Sachs Short Duration Fund Initial Class Shares	Goldman Sachs Short Duration Fund Service Class Shares	Dreman Small Cap Value Fund Initial Class Shares	Dreman Small Cap Value Fund Service Class Shares
	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
	2008*	2008*	2008**	2008**
Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00	$10.00

Income (Loss) from Investment Operations:
Net investment income (d)	0.16	0.14	0.01	0.01
Net realized and unrealized income (loss) on investments	0.16	0.16	(2.03)	(2.03)

Total from Investment Operations	0.32	0.30	(2.02)	(2.02)

Less Distributions from:
Net investment income	(0.16)	(0.14)	(0.01)	(0.01)
In excess of net investment income	—	—	—	—
Net realized gain on investments	(0.03)	(0.03)	—	—
In excess of net realized gain on investments	—	—	—	—
Capital	—	—	—	—

Total distributions	(0.19)	(0.17)	(0.01)	(0.01)

Net Asset Value, End of Period	$10.13	$10.13	$7.97	$7.97

Total Return (b)	3.22%	3.00%	(20.15)%	(20.20)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$54,602	$63,422	$4,316	$1,424
Ratio to average net assets:
Net expenses (a)(c)(d)	0.65%	0.90%	1.15%	1.40%
Gross expenses (a)(d)	0.68%	0.92%	8.84%	6.68%
Net investment income (a)(c)(d)	2.34%	1.95%	1.18%	0.72%
Portfolio turnover rate	333%	333%	28%	28%

*	For the period March 7, 2008 (Commencement of Operations) to December 31, 2008.
**	For the period October 1, 2008 (Commencement of Operations) to December 31, 2008.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	PIMCO High Yield Fund Initial Class Shares	PIMCO High Yield Fund Service Class Shares	PIMCO Total Return Fund Initial Class Shares		PIMCO Total Return Fund Service Class Shares
	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,		Year Ended December 31,
	2008*	2008*	2008**		2008**
Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00		$10.00

Income (Loss) from Investment Operations:
Net investment income (d)	0.53	0.51	0.03		0.02
Net realized and unrealized gain (loss) on investments	(1.85)	(1.85)	0.55		0.55

Total from Investment Operations	(1.32)	(1.34)	0.58		0.57

Less Distributions from:
Net investment income	(0.55)	(0.53)	(0.03)		(0.02)
In excess of net investment income	—	—	—		—
Net realized gain on investments	(0.06)	(0.06)	(0.00	)(e)	(0.00	)(e)
In excess of net realized gain on investments	—	—	—		—
Capital	—	—	—		—

Total distributions	(0.61)	(0.59)	(0.03)		(0.02)

Net Asset Value, End of Period	$8.07	$8.07	$10.55		$10.55

Total Return (b)	(13.74)%	(13.92)%	5.82%		5.76%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$3,134	$12,300	$13,823		$18,397
Ratio to average net assets:
Net expenses (a)(c)(d)	0.75%	1.00%	0.65%		0.90%
Gross expenses (a)(d)	0.77%	1.03%	0.68%		0.93%
Net investment income (a)(c)(d)	6.74%	7.18%	1.19%		0.97%
Portfolio turnover rate	75%	75%	181%		181%

*	For the period March 7, 2008 (Commencement of Operations) to December 31, 2008.
**	For the period October 1, 2008 (Commencement of Operations) to December 31, 2008.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	AIM Small Cap Growth Fund Initial Class Shares		AIM Small Cap Growth Fund Service Class Shares	AllianceBernstein International Value Fund Initial Class Shares	AllianceBernstein International Value Fund Service Class Shares
	Year Ended December 31,		Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
	2008*		2008*	2008*	2008*
Net Asset Value, Beginning of Period	$10.00		$10.00	$10.00	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	(0.00	)(e)	(0.01)	0.01	0.02
Net realized and unrealized loss on investments	(2.49)		(2.49)	(2.07)	(2.09)

Total from Investment Operations	(2.49)		(2.50)	(2.06)	(2.07)

Less Distributions from:
Net investment income	—		—	(0.02)	(0.01)
In excess of net investment income	—		—	—	—
Net realized gain on investments	—		—	—	—
In excess of net realized gain on investments	—		—	—	—
Capital	—		—	—	—

Total distributions	—		—	(0.02)	(0.01)

Net Asset Value, End of Period	$7.51		$7.50	$7.92	$7.92

Total Return (b)	(24.90)%		(25.00)%	(20.64)%	(20.69)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$2,530		$1,544	$9,763	$2,051
Ratio to average net assets:
Net expenses (a)(c)(d)	1.15%		1.40%	0.75%	1.00%
Gross expenses (a)(d)	11.09%		9.42%	6.64%	4.64%
Net investment income (loss) (a)(c)(d)	(0.40)%		(0.72)%	1.18%	1.07%
Portfolio turnover rate	4%		4%	7%	7%

*	For the period October 1, 2008 (Commencement of Operations) to December 31, 2008.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	BlackRock Inflation Protected Bond Fund Initial Class Shares		BlackRock Inflation Protected Bond Fund Service Class Shares		Ibbotson Moderate Fund Initial Class Shares		Ibbotson Moderate Fund Service Class Shares
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2008*		2008*		2008*		2008*
Net Asset Value, Beginning of Period	$10.00		$10.00		$10.00		$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (e)	(0.05)		(0.06)		0.03		0.02
Net realized and unrealized loss on investments	(0.05	)(c)	(0.04	)(c)	(0.84	)(c)	(0.84	)(c)

Total from Investment Operations	(0.10)		(0.10)		(0.81)		(0.82)

Less Distributions from:
Net investment income	(0.03)		(0.03)		—		—
In excess of net investment income	—		—		—		—
Net realized gain on investments	—		—		—		—
In excess of net realized gain on investments	—		—		—		—
Capital	—		—		—		—

Total distributions	(0.03)		(0.03)		—		—

Net Asset Value, End of Period	$9.87		$9.87		$9.19		$9.18

Total Return (b)	(0.95)%		(0.96)%		(8.10)%		(8.20)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$8,311		$4,276		$46		$33,974
Ratio to average net assets:
Net expenses (a)(d)(e)	0.65%		0.90%		0.20	%(f)	0.45	%(f)
Gross expenses (a)(e)	0.68%		0.93%		17.09	%(f)	2.12	%(f)
Net investment income (a)(d)(e)	(4.63)%		(4.60)%		1.15%		2.22%
Portfolio turnover rate	85%		85%		1	%(g)	1	%(g)

*	For the period October 1, 2008 (Commencement of Operations) to December 31, 2008.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	The amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(e)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Does not include the portfolio turnover activity of the underlying funds in which the Fund invests.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Ibbotson Balanced Fund Initial Class Shares		Ibbotson Balanced Fund Service Class Shares		Ibbotson Growth Fund Initial Class Shares		Ibbotson Growth Fund Service Class Shares
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2008*		2008*		2008*		2008*
Net Asset Value, Beginning of Period	$10.00		$10.00		$10.00		$10.00

Income (Loss) from Investment Operations:
Net investment income (e)	0.02		0.01		0.02		0.01
Net realized and unrealized loss on investments	(0.95	)(c)	(0.95	)(c)	(1.15	)(c)	(1.14	)(c)

Total from Investment Operations	(0.93)		(0.94)		(1.13)		(1.13)

Net Asset Value, End of Period	$9.07		$9.06		$8.87		$8.87

Total Return (b)	(9.30)%		(9.40)%		(11.30)%		(11.30)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$56		$38,747		$92		$33,191
Ratio to average net assets:
Net expenses (a)(d)(e)(f)	0.20%		0.45%		0.20%		0.45%
Gross expenses (a)(e)(f)	16.72%		2.11%		14.32%		2.08%
Net investment income (a)(d)(e)	0.88%		1.82%		1.20%		1.53%
Portfolio turnover rate (g)	0%		0%		7%		7%

*	For the period October 1, 2008 (Commencement of Operations) to December 31, 2008.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	The amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(e)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Does not include the portfolio turnover activity of the underlying funds in which the Fund invests.

NOTES TO FINANCIAL STATEMENTS	Sun Capital Advisers Trust

NOTE 1 — ORGANIZATION

Sun Capital Advisers Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Delaware statutory trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It currently consists of twenty funds (each referred to as a “Fund” and, collectively, as “the Funds”), which are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by affiliated insurance companies to fund variable annuity contracts and variable life insurance policies. As of December 31, 2008, 100% of the outstanding voting securities of the Funds were owned by separate accounts of Sun Life Assurance Company of Canada (U.S.), (“Sun Life (U.S.)”), Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”), and the general fund of Sun Life Assurance Company of Canada (“Sun Life of Canada”).

All of the Funds are open-end mutual funds under the 1940 Act. Each is classified as diversified mutual fund except for the Global Real Estate Fund and BlackRock Inflation Protected Bond Fund. Each Fund offers Initial Class Shares and Service Class Shares. The Funds are:

Sun Capital Investment Grade Bond Fund (“Investment Grade Bond Fund”)

Sun Capital Money Market Fund (“Money Market Fund”)

Sun Capital Global Real Estate Fund (“Global Real Estate Fund”),
formerly known as the Sun Capital Real Estate Fund

SC Davis Venture Value Fund (“Davis Venture Value Fund”)

SC Oppenheimer Main Street Small Cap Fund (“Oppenheimer Main Street Small Cap Fund”)

SC Oppenheimer Large Cap Core Fund (“Oppenheimer Large Cap Core Fund”),
formerly known as the Sun Capital All Cap Fund

SC WMC Large Cap Growth Fund (“Large Cap Growth Fund”),
formerly known as the SC FI Large Cap Growth Fund

SC WMC Blue Chip Mid Cap Fund (“Blue Chip Mid Cap Fund”),
formerly known as SC Blue Chip Mid Cap Fund

SC Lord Abbett Growth & Income Fund (“Lord Abbett Growth & Income Fund”)

SC Goldman Sachs Mid Cap Value Fund (“Goldman Sachs Mid Cap Value Fund”)

SC Goldman Sachs Short Duration Fund (“Goldman Sachs Short Duration Fund”)

SC Dreman Small Cap Value Fund “(Dreman Small Cap Value Fund”)

SC PIMCO High Yield Fund (“PIMCO High Yield Fund”)

SC PIMCO Total Return Fund (“PIMCO Total Return Fund”)

SC AIM Small Cap Growth Fund (“AIM Small Cap Growth Fund”)

SC AllianceBernstein International Value Fund (“AllianceBernstein International Value Fund”)

SC BlackRock Inflation Protected Bond Fund (“BlackRock Inflation Protected Bond Fund”)

SC Ibbotson Moderate Fund (“Ibbotson Moderate Fund”)

SC Ibbotson Balanced Fund (“Ibbotson Balanced Fund”)

SC Ibbotson Growth Fund (“Ibbotson Growth Fund”)

Service Class Shares for the Blue Chip Mid Cap Fund and both Initial and Service Class Shares for the Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund commenced operations on March 7, 2008. Both Initial and Service Class shares for the Dreman Small Cap Value Fund, PIMCO Total Return Fund, AIM Small Cap Growth Fund, AllianceBernstein International Value Fund, BlackRock Inflation Protected Bond Fund, Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund commenced operations on October 1, 2008.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund are affiliated fund of funds. Each fund seeks to achieve its objectives by investing in portfolios of underlying affiliated funds (“underlying funds”) which, in turn, may invest in a variety of U.S. and foreign equity, fixed income, money market and derivative instruments. The Funds do not invest in the underlying funds for the purpose of exercising management or control, however investments by the Funds within their principal investment strategies may represent a significant portion of the underlying funds net assets. Each Fund’s “Portfolio of Investments” lists the underlying funds held as of period end as an investment of the Fund, but does not include the holdings of the underlying funds. A complete list of the holdings of each underlying fund, as well as the financial statements of each underlying fund, as of December 31, 2008 are available at the SEC’s website at www.sec.gov if not already provided in this report under the name of the underlying fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

a) Valuation of Investments

The net asset value per share (“NAV”) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business (a valuation day). If the New York Stock Exchange closes early as a result of holiday observance, emergency, the triggering of trading “circuit breakers” or other reason, each Fund will accelerate the determination of its NAV to that earlier time.

Investments in securities listed on the National Association of Securities Dealers Automation Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price on the day of valuation. Securities listed on any other U.S. or foreign exchanges are valued at the last sale price on the exchange or system in which they are principally traded on the valuation date, or if no sales occurred on that day, at the mean between the closing bid and asked prices. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Over-the-counter equity securities not quoted on the NASDAQ are valued at the last sale price on the valuation day, or, if no sale occurs, at the mean between the last bid and asked prices. If both bid and asked prices are not available for that day, the last bid price is used. Investments in open end mutual funds and underlying funds are valued at their daily closing net asset value per share as reported by the investment company. Securities for which current market quotations are not readily available or are considered unreliable are stated at fair value as determined in good faith by an Internal Pricing Committee under the oversight of the Board of Trustees.

The close of foreign exchanges before the determination of each Fund’s NAV gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign exchanges close but before the Funds determine their NAV. To account for this, the Board of Trustees has approved an independent pricing vendor to facilitate the fair value process of equity securities traded on certain foreign exchanges. The frequency with which this fair value process is used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value calculation under this fair value process may differ from published prices for the same securities.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

b) Fair Value Measurements

On January 1, 2008, the Trust adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, establishes a three-tier hierarchy as a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In compliance with FAS 157, the Funds have categorized their financial instruments, based on priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (level 1) and the lowest priority to unobservable inputs (level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The three-tier hierarchy of fair value measurements pursuant to FAS 157 is summarized in the three broad levels listed below:

Level 1 – unadjusted quoted prices in active markets for identical investments

Level 2 – prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – prices determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing each Fund’s investments carried at value:

	Investments in Securities		Other Financial Instruments*
Investment Grade Bond Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$5,068,647		$—
Level 2 – Significant Observable Inputs	51,335,051		—
Level 3 – Significant Unobservable Inputs	—	**	—

Total	$56,403,698		$—

Money Market Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$9,492,988		$—
Level 2 – Significant Observable Inputs	194,535,848		—
Level 3 – Significant Unobservable Inputs	—		—

Total	$204,028,836		$—

Global Real Estate Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$101,124,482		$—
Level 2 – Significant Observable Inputs	70,215,922		—
Level 3 – Significant Unobservable Inputs	—		—

Total	$171,340,404		$—

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Investments in Securities	Other Financial Instruments*
Davis Venture Value Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$97,781,561	$—
Level 2 – Significant Observable Inputs	19,192,674	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$116,974,235	$—

Oppenheimer Main Street Small Cap Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$152,207,858	$—
Level 2 – Significant Observable Inputs	1,251,474	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$153,459,332	$—

Oppenheimer Large Cap Core Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$13,754,141	$—
Level 2 – Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$13,754,141	$—

WMC Large Cap Growth Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$48,363,162	$—
Level 2 – Significant Observable Inputs	2,640,403	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$51,003,565	$—

WMC Blue Chip Mid Cap Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$73,383,429	$—
Level 2 – Significant Observable Inputs	4,159,046	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$77,542,475	$—

Lord Abbett Growth & Income Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$4,950,552	$—
Level 2 – Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$4,950,552	$—

Goldman Sachs Mid Cap Value Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$11,896,944	$26,997
Level 2 – Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$11,896,944	$26,997

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Investments in Securities	Other Financial Instruments*
Goldman Sachs Short Duration Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$11,347,225	$114,038
Level 2 – Significant Observable Inputs	126,387,695	(93,556)
Level 3 – Significant Unobservable Inputs	—	—

Total	$137,734,920	$20,482

Dreman Small Cap Value Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$5,706,435	$—
Level 2 – Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$5,706,435	$—

PIMCO High Yield Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$1,124,389	$84,726
Level 2 – Significant Observable Inputs	14,193,558	(402,786)
Level 3 – Significant Unobservable Inputs	—	—

Total	$15,317,947	$(318,060)

PIMCO Total Return Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$1,904,954	$150,005
Level 2 – Significant Observable Inputs	44,279,529	(37,851)
Level 3 – Significant Unobservable Inputs	—	—

Total	$46,184,483	$112,154

AIM Small Cap Growth Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$3,952,360	$—
Level 2 – Significant Observable Inputs	323,845	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$4,276,205	$—

AllianceBernstein International Value Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$1,523,763	$6,908
Level 2 – Significant Observable Inputs	10,778,993	(2,975)
Level 3 – Significant Unobservable Inputs	—	—

Total	$12,302,756	$3,933

BlackRock Inflation Protected Bond Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$9,198,561	$(44,833)
Level 2 – Significant Observable Inputs	3,759,640	(9,407)
Level 3 – Significant Unobservable Inputs	—	—

Total	$12,958,201	$(54,240)

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Investments in Securities	Other Financial Instruments*
Ibbotson Moderate Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$33,443,484	$—
Level 2 – Significant Observable Inputs	671,042	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$34,114,526	$—

Ibbotson Balanced Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$37,166,172	$—
Level 2 – Significant Observable Inputs	824,585	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$37,990,757	$—

Ibbotson Growth Fund
Valuation Inputs
Level 1 – Unadjusted Quoted Prices	$32,413,357	$—
Level 2 – Significant Observable Inputs	445,861	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$32,859,218	$—

*	Other financial instruments are reflected in each Fund’s Portfolio of Other Financial Instruments and include investments such as futures, swaps, forward foreign currency exchange contracts and forward sales contracts.
**	The only investment held by the Investment Grade Bond Fund whose fair value was determined using Level 3 inputs had a value of $0 and $0 at December 31, 2007 and 2008.

c) Investment Transactions and Income

Investment security transactions are accounted for as of trade date. Dividend income from securities and dividend and capital gain distributions from affiliated underlying funds are recorded on the ex-dividend date (net of foreign withholding taxes, as applicable). Non-cash dividends included in income, if any, are recorded at fair market value of securities received. Interest income is recorded on the accrual basis (net of foreign withholding taxes). Discounts and premiums on debt securities are amortized using the interest method. Upon notification from issuers some dividend income received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investment and/or realized gain. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes. Net investment income, realized and unrealized gains and losses are borne pro rata on the basis of relative net assets by all classes of shares.

d) Foreign Currency Translation and Foreign Investments

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. The effects of changes in foreign currency

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and assets and liabilities in foreign currencies. Net realized gains and losses on foreign currency transactions include disposition of foreign currencies, net gains or losses from assets or liabilities denominated in foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

e) Federal Income Taxes

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund intends to elect or has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“the Code”). By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax.

The Funds are subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes – an interpretation of FASB statement 109 (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of the benefit of a tax position taken or expected to be taken on a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

A portion of the dividend income recorded by certain funds is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital may be recorded by the Fund as a reduction to the cost basis of the securities held.

At December 31, 2008, the following Funds have available for federal income tax purposes capital loss carryovers which can be used to offset certain future realized capital gains.

Fund	Expires December 31, 2016
Davis Venture Value	$1,763,796
Oppenheimer Main Street Small Cap	17,652,366
Oppenheimer Large Cap Core	2,287,986
WMC Large Cap Growth	17,593,194
WMC Blue Chip Mid Cap	5,608,009
Lord Abbett Growth & Income	218,915
Goldman Sachs Mid Cap Value	161,747
AIM Small Cap Growth	5,033
AllianceBernstein International Value	19,725

Investment Grade Bond Fund and Money Market Fund fully utilized their capital loss carryforwards of $42,836 and $180, respectively, as of December 31, 2008.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

Under current tax law, certain capital or currency losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2008, the following Funds elected to defer net losses arising between November 1, 2008 and December 31, 2008.

Fund	Amount
Investment Grade Bond	$741,388
Global Real Estate	535,881
Davis Venture Value	971,223
Oppenheimer Main Street Small Cap	3,777,029
Oppenheimer Large Cap Core	1,450,873
WMC Large Cap Growth	2,087,755
WMC Blue Chip Mid Cap	4,336,795
Lord Abbett Growth & Income	81,241
Goldman Sachs Mid Cap Value	284,117
Dreman Small Cap Value	156,320
PIMCO High Yield	73,583
PIMCO Total Return	33,953
AIM Small Cap Growth	47,277
AllianceBernstein International Value	142,006
BlackRock Inflation Protected Bond	31,650

The tax character of distributions paid during the year ended December 31, 2008, was as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Investment Grade Bond	$3,435,087	$—
Money Market	3,213,550	—
Global Real Estate	9,984,130	14,005,067
Davis Venture Value	708,988	1,023,176
Oppenheimer Main Street Small Cap	3,066,891	4,314,286
Oppenheimer Large Cap Core	91,113	39,073
WMC Large Cap Growth	9,651	—
WMC Blue Chip Mid Cap	6,107,397	12,486,999
Lord Abbett Growth & Income*	38,035	—
Goldman Sachs Mid Cap Value*	86,993	—
Goldman Sachs Short Duration*	1,215,306	173,097
Dreman Small Cap Value**	9,667	—
PIMCO High Yield*	523,341	31,068
PIMCO Total Return**	44,672	—
AllianceBernstein International Value**	22,208	—
BlackRock Inflation Protected Bond**	35,347	—

*	For the period March 7, 2008 (Commencement of Operations) to December 31, 2008.
**	For the period October 1, 2008 (Commencement of Operations) to December 31, 2008.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

The tax character of distributions paid during the year ended December 31, 2007, was as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Oppenheimer Large Cap Core	$566,912	$401,155
Investment Grade Bond	3,138,751	—
Money Market	6,151,415	—
Global Real Estate	5,214,804	28,800,631
Davis Venture Value	395,616	—
Oppenheimer Main Street Small Cap	3,893,207	12,893,572
WMC Large Cap Growth	241,643	—
WMC Blue Chip Mid Cap	1,959,434	14,623,258

As of December 31, 2008 the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)
Investment Grade Bond	$125,961	$26,571	$(11,727,129)
Money Market	430	—	—
Global Real Estate	5,848,864	1,741,522	(111,293,713)
Davis Venture Value	665,810	—	(25,303,473)
Oppenheimer Main Street Small Cap	168,680	—	(62,103,949)
Oppenheimer Large Cap Core	44,504	—	(1,455,014)
WMC Large Cap Growth	231,270	—	(15,256,147)
WMC Blue Chip Mid Cap	31,048	—	(18,211,306)
Lord Abbett Growth & Income	2,811	—	(769,386)
Goldman Sachs Mid Cap Value	1,126	—	(1,809,938)
Goldman Sachs Short Duration	221,710	28,938	2,247,966
Dreman Small Cap Value	76	—	(265,601)
PIMCO High Yield	290,680	32,038	(1,813,124)
PIMCO Total Return	430,596	136,147	391,328
AIM Small Cap Growth	—	—	(589,548)
AllianceBernstein International Value	12,918	—	(449,756)
BlackRock Inflation Protected Bond	57,339	—	153,672
Ibbotson Moderate	86,700	11,937	930,439
Ibbotson Balanced	71,014	8,074	1,290,066
Ibbotson Growth	79,156	1,808	1,625,629

f) Credit Default Swaps

Certain Funds may enter into credit default swap contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. A Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, to add leverage to the portfolio, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of certain third party debt obligations to the counterparty in the event of a credit event (generally including the occurrence of a bankruptcy, failure to make payments in respect of debt obligations, or debt restructurings) in respect of such third party, such as a US or foreign corporate issuer. Such a payment would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities or to

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

take a view as to the likelihood of default of debt securities. This would involve the risk that the contract may expire worthless if a credit event does not occur during the term of the transaction. It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a credit event. In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate cash or liquid assets or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked to market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate cash or liquid assets or enter into certain offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose to deliver the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues to provide a measure of protection against credit events in respect of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of the occurrence of a credit event in respect of a particular issuer.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list or basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the entities in the index, and if there is a credit event, the credit event is settled based on that entity’s weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many individual credit default swaps to achieve a similar effect.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which a Fund is the seller of protection are disclosed in each Fund’s Portfolio of Other Financial Instruments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Credit default swap contracts are marked to market daily based upon quotations from the independent pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, if any, is recorded as an asset on the Statement of Assets and Liabilities. An upfront payment received by the Fund, if any, is recorded as a liability on the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments quarterly based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. As of December 31, 2008, only PIMCO High Yield Fund had open credit default swap agreements as listed on the Fund’s Portfolio of Other Financial Instruments.

g) Forward Foreign Currency Exchange and Spot Contracts

Certain Funds may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

contracts is translated into U.S. dollars. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) on assets and liabilities in foreign currencies. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the relevant period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. As of December 31, 2008, PIMCO High Yield Fund, PIMCO Total Return Fund and AllianceBernstein International Value Fund had open forward contracts as listed on the Portfolio of Other Financial Instruments.

h) Futures

Certain Funds may enter into futures contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (the “settlement date”). A Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded as unrealized gains or losses in the Fund’s Statement of Operations. Futures contracts are valued at the most recent settlement price. The value of futures contracts will be the sum of the initial margin plus or minus the difference between the value of the futures contract on each day the Fund’s net asset value is calculated and the value on the date the futures contract is originated. Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. As of December 31, 2008, Goldman Sachs Short Duration Fund, Goldman Sachs Mid Cap Value Fund, PIMCO High Yield Fund, PIMCO Total Return Fund, AllianceBernstein International Value Fund and BlackRock Inflation Protected Bond Fund had open futures contracts as listed on each Fund’s Portfolio of Other Financial Instruments.

i) Interest Rate Swaps

Certain Funds may enter into interest rate swap contracts. A Fund may enter into interest rate swap transactions to manage the interest rate risk inherent in the Fund’s underlying investments. In an interest rate swap, the Fund would agree to pay the other party to the interest rate swap (the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap.

Certain risks may arise when entering into swap transactions including counterparty default, illiquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Fund’s Statement of Operations. The value of the swap is adjusted daily based upon quotations from an independent pricing vendor and the change in value is recorded as unrealized appreciation or depreciation. As of December 31, 2008, only PIMCO High Yield Fund had open interest rate swaps agreements as listed on the Fund’s Portfolio of Other Financial Instruments.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

j) Loan Participations and Assignments

Certain Funds may invest in senior loans in the form of participations (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Loan participations typically represent direct participation in a loan owed by a corporate borrower, and generally are offered by banks, other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a co-lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.

Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with terms of the loan agreement. All senior loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. As of December 31, 2008, only PIMCO High Yield Fund had open senior loans as listed on the Fund’s Portfolio of Investments.

k) Mortgage Dollar Roll Transactions

Certain funds may enter into mortgage dollar roll (“MDR”) transactions with selected financial institutions to take advantage of opportunities in the mortgage market. A Fund will only enter into “covered” rolls. A “covered” roll is a specific type of dollar roll for which there is an offsetting cash position or liquid security position. A dollar roll transaction involves a sale by the Fund of mortgage-back securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price on a specified future date. The securities repurchased will be substantially similar as to type, coupon and maturity as those sold. The Fund is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

The proceeds of the sale will generally be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction, will generally exceed the interest income that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs. As of December 31, 2008 there were no open MDR transactions.

l) Options

Certain Funds may enter into option contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (a “call option”), or sell to (a “put option”) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; or to enhance potential gain.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The Fund pays a premium as a cost for a purchased put and call option, which is disclosed in the Fund’s Portfolio of Investments and subsequently marked to market to reflect the current value of the option. The liability representing the Fund’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid price for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

If a Fund writes a put option, it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged. There were no open option contracts as of December 31, 2008.

m) Real Estate Investment Trusts (“REITs”)

Certain Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Each Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Fund.

Certain risks may arise when investing in REITs. Although Global Real Estate Fund does not invest directly in real estate, it does invest primarily in real estate equity securities and does concentrate its investments in the real estate industry, and, therefore, an investment in the Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Each of the other funds that may invest in REITs may, to a lesser degree, be subject to these risks. Risks associated with the real estate industry may include risks resulting from future economic, political and environmental conditions.

n) Repurchase Agreements

The Funds may invest in repurchase agreements. In a repurchase agreement, a Fund buys a security (“collateral”) for a relatively short period (usually not more than 7 days) subject to the obligation to sell the security back to the repurchase agreement counterparty at a fixed time and price plus accrued interest. Securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian. The value of the collateral must at least equal 102% of the principal amount of the repurchase transaction, until the agreement matures. The value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default. As of December 31, 2008, Davis Venture Value Fund, Oppenheimer Main Street Small Cap Fund, WMC Large Cap Growth Fund, WMC Blue Chip Mid Cap Fund, PIMCO High Yield Fund, PIMCO Total Return Fund, AIM Small Cap Growth Fund, Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund had open repurchase agreements as listed on each Fund’s Portfolio of Investments.

o) Total Return Swap Agreements

Certain Funds may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the fund under contract. Total return swap agreements also bear the risk that the Fund will not be able to meet its obligations to the counterparty. Total return swap agreements on indices involve

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

commitments to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Total return swap contracts are marked to market daily based upon quotations from an independent pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. As of December 31, 2008, only BlackRock Inflation Protected Bond Fund had outstanding total return swap contracts as listed on the Fund’s Portfolio of Other Financial Instruments.

p) When Issued Securities and Forward Commitments

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. If the other party involved in the transaction fails to deliver the securities, the Fund is at risk to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date, and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. As of December 31, 2008, only Goldman Sachs Short Duration Fund had outstanding forward sales contracts as listed on the Fund’s Portfolio of Other Financial Instruments.

q) Treasury Inflation-Protected Securities

Certain Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to reflect inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers (“CPIU”). The adjustments to principal due to inflation are reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

r) Equity Linked Securities

Certain Funds may invest in equity-linked securities which are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. At December 31, 2008, the AllianceBernstein International Value Fund held equity-linked securities as listed on the Fund’s Portfolio of Investments.

s) Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated evenly among the affected Funds, allocated on the basis of relative net assets, or otherwise allocated among the Funds as the Trustees may direct or approve. Expenses directly attributable to a particular class of a Fund are charged directly to such class. In calculating the net asset value per share of each

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

t) Dividends and Distributions

The Investment Grade Bond Fund, Money Market Fund, Goldman Sachs Short Duration Fund, PIMCO High Yield Fund, PIMCO Total Return Fund and BlackRock Inflation Protected Bond Fund declare dividends from net investment income daily, if any, and pay dividends monthly. Each of the remaining Funds in the Trust declare and pay dividends from net investment income, if any, at least annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for distributions from REIT securities, currency gain (loss), Passive Foreign Investment Companies (PFIC’s), non-deductible 12b-1 fees, derivative transactions, TIPS adjustments and reclasses of short-term capital gains from underlying funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

u) Recently Issued Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), an amendment of FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”), effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

In September 2008, FASB issued Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”). The Position amends SFAS 133, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to SFAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. The Trust adopted the Position on December 31, 2008.

NOTE 3 — INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

a) Investment Advisory Agreement

Sun Capital Advisers LLC (the “Adviser”) is the investment adviser to each of the Funds under separate investment advisory agreements with the Trust. The Adviser is a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada – U.S. Operations Holdings, Inc. (“Sun Life – U.S. Ops Holdco”), a holding company. Sun Life Financial, Inc. (“Sun Life Financial”), a publicly traded holding company, is the ultimate

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

parent of Sun Life – US Ops Holdco and the Adviser. The Adviser, at its own cost, has retained Davis Selected Advisers, L.P., as subadviser for the Davis Venture Value Fund; Oppenheimer Funds, Inc., as subadviser for the Oppenheimer Main Street Small Cap Fund and the Oppenheimer Large Cap Core Fund and OFI Institutional Asset Management, Inc., an affiliate of OppenheimerFunds, Inc., as sub-subadviser to the Oppenheimer Large Cap Core Fund; Wellington Management Company, LLP, as subadviser for the WMC Blue Chip Mid Cap Fund and WMC Large Cap Growth Fund; Lord, Abbett & Co. LLC, as subadviser for the Lord Abbett Growth & Income Fund; Goldman Sachs Asset Management, L.P., as subadviser for the Goldman Sachs Mid Cap Value Fund and the Goldman Sachs Short Duration Fund; Dreman Value Management, LLC, as sub-adviser for the Dreman Small Cap Value Fund; Pacific Investment Management Company LLC, as subadviser for PIMCO High Yield Fund and PIMCO Total Return Fund; Invesco AIM Advisors, Inc., as subadviser for AIM Small Cap Growth Fund; AllianceBernstein L.P., as subadviser for the AllianceBernstein International Value Fund; BlackRock Financial Management, Inc., as subadviser for the BlackRock Inflation Protected Bond Fund; and Ibbotson Associates, Inc., as subadviser for the Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreements, the following fourteen Funds pay compensation monthly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately:

Fund	Asset Level	Fee
Investment Grade Bond	All	0.60%

Money Market	All	0.50%

Global Real Estate	All	0.95%

Davis Venture Value	$0-$500 million over $500 million	0.75% 0.70%

Oppenheimer Main Street Small Cap	$0-$400 million $400 million-$800 million over $800 million	0.80% 0.75% 0.70%

Oppenheimer Large Cap Core	All	0.70%

WMC Large Cap Growth	$0-$750 million over $750 million	0.75% 0.70%

WMC Blue Chip Mid Cap	$0-$300 million over $300 million	0.80% 0.75%

Dreman Small Cap Value	$0-$250 million over $250 million	0.90% 0.85%

AIM Small Cap Growth	$0-$250 million over $250 million	0.95% 0.90%

AllianceBernstein International Value	All	0.63%

Ibbotson Moderate	All	0.125%

Ibbotson Balanced	All	0.125%

Ibbotson Growth	All	0.125%

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

Under the investment advisory and management agreements, the following six Funds pay a unified management fee to the Adviser on a monthly basis for its advisory and management services. Each fee is calculated based on a stated percentage of the Fund’s average daily net assets, as follows:

Fund	Asset Level	Fee
Lord Abbett Growth & Income	All	0.87%

Goldman Sachs Mid Cap Value	All	1.05%

Goldman Sachs Short Duration	All	0.65%

PIMCO High Yield	All	0.75%

PIMCO Total Return	All	0.65%

BlackRock Inflation Protected Bond	All	0.65%

b) Limitations

The Adviser has contractually agreed (until at least April 30, 2010) to reduce its advisory fee and to reimburse each Fund’s other operating expenses to reduce each Fund’s total annual operating expenses to:

	Contractual Expense Limitations
Fund	Initial Class	Service Class
Investment Grade Bond	0.75%	1.00%
Money Market	0.50%	0.75%
Global Real Estate	1.10%	1.35%
Davis Venture Value	0.90%	1.15%
Oppenheimer Main Street Small Cap	1.00%	1.25%
Oppenheimer Large Cap Core	0.90%	1.15%
WMC Large Cap Growth	0.81%	1.06%
WMC Blue Chip Mid Cap	1.00%	1.25%
Lord Abbett Growth & Income	0.87%	1.12%
Goldman Sachs Mid Cap Value	1.07%	1.32%
Goldman Sachs Short Duration	0.65%	0.90%
Dreman Small Cap Value	1.15%	1.40%
PIMCO High Yield	0.75%	1.00%
PIMCO Total Return	0.65%	0.90%
AIM Small Cap Growth Fund	1.15%	1.40%
AllianceBernstein International Value	0.75%	1.00%
BlackRock Inflation Protected Bond	0.65%	0.90%
Ibbotson Moderate	0.20%	0.45%
Ibbotson Balanced	0.20%	0.45%
Ibbotson Growth	0.20%	0.45%

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

To the extent that a Fund’s total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for advisory fees waived and fund expenses paid on behalf of each fund during the prior two fiscal years. For each of the periods below, the Adviser waived all or part of its investment advisory fee and reimbursed certain operating expenses in the following amounts:

	Year Ended December 31, 2008		Two-year period ended December 31, 2008
Fund	Advisory Fees Waived	Expenses Reimbursed	Advisory Fees Waived	Expenses Reimbursed
Investment Grade Bond	$191,983	$—	$344,956	$—
Money Market	482,700	—	812,479	—
Global Real Estate	293,003	—	504,793	—
Davis Venture Value	188,039	—	335,790	—
Oppenheimer Main Street Small Cap	522,271	—	984,376	—
Oppenheimer Large Cap Core	79,514	55,013	174,208	82,576
WMC Large Cap Growth	248,119	—	474,248	—
WMC Blue Chip Mid Cap	174,001	—	303,820	—
Lord Abbett Growth & Income*	640	—	640	—
Goldman Sachs Mid Cap Value*	249	—	249	—
Goldman Sachs Short Duration*	13,248	—	13,248	—
Dreman Small Cap Value**	7,945	52,104	7,945	52,104
PIMCO High Yield*	1,567	—	1,567	—
PIMCO Total Return**	947	—	947	—
AIM Small Cap Growth**	6,942	59,348	6,942	59,348
AllianceBernstein International Value**	10,404	75,673	10,404	75,673
BlackRock Inflation Protected Bond**	405	—	405	—
Ibbotson Moderate**	3,691	47,279	3,691	47,279
Ibbotson Balanced**	3,726	47,659	3,726	47,659
Ibbotson Growth**	3,891	48,596	3,891	48,596

*	For the period March 7, 2008 (Commencement of Operations) to December 31, 2008.
**	For the period October 1, 2008 (Commencement of Operations) to December 31, 2008.

c) Distribution and Service Plan

The Trust has adopted a plan of distribution and service pursuant to Rule 12b-1 under the 1940 Act with respect to its Service Class Shares (the “Plan”), pursuant to which distribution and service fees are paid to Clarendon Insurance Agency, Inc. (“Clarendon”), which is a wholly-owned subsidiary of Sun Life (U.S.). The fees of the Trust payable to Clarendon pursuant of the Plan are accrued daily at a rate with respect to each Fund which may not exceed 0.25% of the Fund’s average daily net assets attributable to Service Class Shares regardless of the level of expenses actually incurred by Clarendon and others. Clarendon uses the service and distribution fees to compensate Sun Life (U.S.) and Sun Life (N.Y.) for services rendered in connection with maintenance and distribution of the variable contracts issued by Sun Life (U.S.) and Sun Life (N.Y.).

d) Trustees’ Compensation

Trustees’ fees are paid by the Trust to each independent trustee of the Trust. The aggregate remuneration paid by the Funds to the independent trustees for the year ended December 31, 2008 was $144,272, including out of pocket expenses. The Trust pays no compensation directly to its Trustees or officers who are affiliated with the

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

Adviser, or its affiliates, all of whom receive remuneration for their services to the Trust from the Adviser, or its affiliates. Certain officers and Trustees of the Trust are officers and directors of the Adviser, Sun Life – US Ops Holdco or Sun Life Financial.

NOTE 4 — INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the year ended December 31, 2008, were as follows:

Fund	Non- Government Purchases		Government Purchases	Non- Government Sales		Government Sales
Investment Grade Bond	$12,301,452		$6,431,001	$14,940,867		$8,936,082
Global Real Estate	185,549,744		—	164,805,917		—
Davis Venture Value	86,621,461		—	16,908,442		—
Oppenheimer Main Street Small Cap	270,616,851		—	219,056,679		—
Oppenheimer Large Cap Core	26,318,063		—	21,274,253		—
WMC Large Cap Growth	181,782,635		—	191,033,487		—
WMC Blue Chip Mid Cap	107,918,426		—	83,578,753		—
Lord Abbett Growth & Income*	7,656,903		113,589	2,163,160		10,632
Goldman Sachs Mid Cap Value*	17,428,093		—	5,025,764		—
Goldman Sachs Short Duration*	25,585,206		193,311,621	5,431,857		118,987,630
Dreman Small Cap Value**	6,062,134		—	922,807		—
PIMCO High Yield*	13,220,845		4,037,478	717,754		4,019,142
PIMCO Total Return**	7,021,435		35,046,510	359,416		19,277,622
AIM Small Cap Growth**	4,710,987		—	116,769		—
AllianceBernstein International Value**	12,282,396		—	459,354		—
BlackRock Inflation Protected Bond**	633,050		14,906,008	163,613		4,900,200
Ibbotson Moderate**	32,592,603	***	—	79,711	***	—
Ibbotson Balanced**	35,876,106	***	—	—		—
Ibbotson Growth**	31,709,367	***	—	943,791	***	—

*	For the period March 7, 2008 (Commencement of Operations) to December 31, 2008.
**	For the period October 1, 2008 (Commencement of Operations) to December 31, 2008.
***	Affiliated investment transactions.

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the year ended December 31, 2008 were $1,022,525,124 and $953,241,747, respectively.

For the period March 7, 2008 (Commencement of Operations) to December 31, 2008, PIMCO High Yield Fund had the following written covered option contracts:

	Number of Contracts	Premium Amount
Beginning of period	—	$—
Written during the period	12	11,306
Bought back during the period	(10)	(10,217)
Expired during the period	(2)	(1,089)

Balance at end of period	—	$—

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at December 31, 2008 were as follows:

Fund	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Investment Grade Bond	$68,130,827	$952,858	$(12,679,987)	$(11,727,129)
Money Market	204,028,836	—	—	—
Global Real Estate	282,636,735	—	(111,296,331)	(111,296,331)
Davis Venture Value	142,278,074	2,985,456	(28,289,295)	(25,303,839)
Oppenheimer Main Street Small Cap	215,563,264	4,067,330	(66,171,262)	(62,103,932)
Oppenheimer Large Cap Core	15,209,155	415,006	(1,870,020)	(1,455,014)
WMC Large Cap Growth	66,259,713	551,543	(15,807,691)	(15,256,148)
WMC Blue Chip Mid Cap	96,753,781	1,915,978	(20,127,284)	(18,211,306)
Lord Abbett Growth & Income	5,719,938	91,755	(861,141)	(769,386)
Goldman Mid Cap Value	13,706,882	326,256	(2,136,194)	(1,809,938)
Goldman Short Duration	135,393,398	2,557,288	(215,766)	2,341,522
Dreman Small Cap Value	5,972,029	213,992	(479,586)	(265,594)
PIMCO High Yield	16,759,694	454,997	(1,896,744)	(1,441,747)
PIMCO Total Return	45,793,367	464,745	(73,629)	391,116
AIM Small Cap Growth	4,865,753	97,729	(687,277)	(589,548)
AllianceBernstein International Value	12,759,998	318,730	(775,972)	(457,242)
BlackRock Inflation Protected Bond	12,795,122	207,452	(44,373)	163,079
Ibbotson Moderate	33,184,087	930,439	—	930,439
Ibbotson Balanced	36,700,691	1,290,066	—	1,290,066
Ibbotson Growth	31,233,589	1,625,629	—	1,625,629

The differences between the book basis and federal income tax basis cost of investments is primarily due to the deferral of realized capital losses on wash sales.

NOTE 5 — AFFILIATED COMPANY SECURITIES

The term “affiliated securities” includes securities issued by any company that is under common control with the Fund. At December 31, 2008, the Adviser or its affiliate, MFS, served as investment adviser to the underlying funds of Ibbotson Moderate Fund, Ibbotson Balanced Fund and Ibbotson Growth Fund. Purchases and proceeds from sales of affiliated investments are disclosed in Note 4 – Investment Transactions. Dividend and capital gains distributions from affiliated underlying funds are presented in each Fund’s Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

NOTE 6 — LINE OF CREDIT

The Trust has entered into a $20 million committed unsecured revolving line of credit (the “Agreement”) primarily for temporary or emergency purposes. The Money Market Fund is not a party to this Agreement.

Interest is charged to each Fund based on its borrowings at a rate equal to a variable lending rate. In addition, a commitment fee on the daily unused portion of the $20 million committed line is allocated among the participating Funds at the end of each calendar quarter. During the year ended December 31, 2008, the following Funds had borrowings and commitment fees paid under this Agreement as follows:

Fund	Maximum Loan	Average Daily Amount of Loan	Weighted Average Interest Rate	Commitment Fees Paid
Investment Grade Bond	$—	$—	—%	$1,183
Global Real Estate	779,000	10,055	2.77	4,493
Davis Venture Value.	—	—	—	1,754
Oppenheimer Main Street Small Cap	4,424,000	58,320	3.48	3,463
Oppenheimer Large Cap Core	119,000	2,787	2.76	214
WMC Large Cap Growth	1,696,000	11,243	3.91	1,309
WMC Blue Chip Mid Cap	154,000	1,683	4.81	1,612
Lord Abbett Growth & Income*	—	—	—	53
Goldman Sachs Mid Cap Value*	—	—	—	97
Goldman Sachs Short Duration*	—	—	—	849
Dreman Small Cap Value**	663,000	5,434	0.75	—
PIMCO High Yield*	242,000	661	1.50	109
PIMCO Total Return**	1,147,000	9,402	0.75	—

As of December 31, 2008, there were no outstanding borrowings under this Agreement.

*	The Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund commenced operations on March 7, 2008 and activity presented is for the period March 7, 2008 (Commencement of Operations) to December 31, 2008.
**	The Dreman Small Cap Value Fund and PIMCO Total Return Fund commenced operations on October 1, 2008 and activity presented is for the period October 1, 2008 (Commencement of Operations) to December 31, 2008.

NOTE 7 — SHARE TRANSACTIONS

Each of the Funds is authorized to issue an unlimited number of shares without par value. Transactions in classes of each Fund were as follows:

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
INVESTMENT GRADE BOND FUND (shares)
Shares sold	1,374,910	674,859	840,979	1,850,733
Shares issued as reinvestment of distributions	230,549	237,130	155,938	91,424
Shares redeemed	(1,314,407)	(1,318,890)	(980,280)	(246,506)

Net increase (decrease) in shares outstanding	291,052	(406,901)	16,637	1,695,651
Beginning of period	4,290,605	4,697,506	2,665,199	969,548

End of period	4,581,657	4,290,605	2,681,836	2,665,199

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
INVESTMENT GRADE BOND FUND ($)
Net proceeds from sales	$11,129,730	$6,459,516	$7,755,557	$17,771,996
Net proceeds on reinvestment of distributions	2,041,988	2,262,235	1,393,099	876,468
Shares redeemed	(11,545,254)	(12,555,013)	(8,670,080)	(2,358,710)

Net increase (decrease) in net assets	$1,626,464	$(3,833,262)	$478,576	$16,289,754

MONEY MARKET FUND (shares)
Shares sold	78,659,262	69,244,541	65,000,135	500,709
Shares issued as reinvestment of distributions	2,994,238	6,083,067	219,178	68,280
Shares redeemed	(60,375,891)	(66,380,014)	(12,824,742)	(103,682)

Net increase (decrease) in shares outstanding	21,277,609	8,947,594	52,394,571	465,307
Beginning of period	129,113,141	120,165,547	1,739,691	1,274,384

End of period	150,390,750	129,113,141	54,134,262	1,739,691

MONEY MARKET FUND ($)
Net proceeds from sales	$78,659,262	$69,244,541	$65,000,135	$500,709
Net proceeds on reinvestment of distributions	2,994,238	6,083,067	219,178	68,280
Shares redeemed	(60,375,891)	(66,380,014)	(12,824,742)	(103,682)

Net increase (decrease) in net assets	$21,277,609	$8,947,594	$52,394,571	$465,307

GLOBAL REAL ESTATE FUND (shares)
Shares sold	1,375,371	684,637	4,448,663	3,895,525
Shares issued as reinvestment of distributions	485,129	731,377	962,826	952,570
Shares redeemed	(1,555,179)	(1,548,876)	(1,236,005)	(122,564)

Net increase (decrease) in shares outstanding	305,321	(132,862)	4,175,484	4,725,531
Beginning of period	4,793,593	4,926,455	8,802,320	4,076,789

End of period	5,098,914	4,793,593	12,977,804	8,802,320

GLOBAL REAL ESTATE FUND ($)
Net proceeds from sales	$13,087,917	$15,105,931	$47,677,497	$92,337,279
Net proceeds on reinvestment of distributions	7,592,275	14,144,828	16,396,922	19,870,607
Shares redeemed	(23,692,885)	(35,262,977)	(20,641,734)	(3,196,941)

Net increase (decrease) in net assets	$(3,012,693)	$(6,012,218)	$43,432,685	$109,010,945

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
DAVIS VENTURE VALUE FUND (shares)
Shares sold	1,066,633	352,493	7,819,284	2,055,246
Shares issued as reinvestment of distributions	57,241	23,987	95,137	5,391
Shares redeemed	(1,177,492)	(1,168,496)	(94,660)	(23,367)

Net increase (decrease) in shares outstanding	(53,618)	(792,016)	7,819,761	2,037,270
Beginning of period	3,873,852	4,665,868	2,039,355	2,085

End of period	3,820,234	3,873,852	9,859,116	2,039,355

DAVIS VENTURE VALUE FUND ($)
Net proceeds from sales	$9,184,868	$4,846,001	$83,800,662	$28,353,462
Net proceeds on reinvestment of distributions	651,404	323,114	1,080,760	72,502
Shares redeemed	(13,464,808)	(15,976,603)	(971,584)	(329,269)

Net increase (decrease) in net assets	$(3,628,536)	$(10,807,488)	$83,909,838	$28,096,695

OPPENHEIMER MAIN STREET SMALL CAP FUND (shares)
Shares sold	916,325	480,543	7,386,771	7,627,770
Shares issued as reinvestment of distributions	195,621	695,101	458,571	575,555
Shares redeemed	(1,746,969)	(1,380,644)	(1,010,665)	(4,813)

Net increase (decrease) in shares outstanding	(635,023)	(205,000)	6,834,677	8,198,512
Beginning of period	5,603,211	5,808,211	8,200,188	1,676

End of period	4,968,188	5,603,211	15,034,865	8,200,188

OPPENHEIMER MAIN STREET SMALL CAP FUND ($)
Net proceeds from sales	$7,717,527	$6,505,454	$73,542,762	$111,930,198
Net proceeds on reinvestment of distributions	2,222,258	9,223,990	5,158,919	7,562,789
Shares redeemed	(18,320,015)	(20,829,036)	(10,804,528)	(70,875)

Net increase (decrease) in net assets	$(8,380,230)	$(5,099,592)	$67,897,153	$119,422,112

OPPENHEIMER LARGE CAP CORE FUND (shares)
Shares sold	815,994	116,389	230,404	320,611
Shares issued as reinvestment of distributions	11,499	38,812	6,488	49,789
Shares redeemed	(94,101)	(140,137)	(220,692)	(78,528)

Net increase (decrease) in shares outstanding	733,392	15,064	16,200	291,872
Beginning of period	514,993	499,929	707,907	416,035

End of period	1,248,385	514,993	724,107	707,907

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
OPPENHEIMER LARGE CAP CORE FUND ($)
Net proceeds from sales	$5,312,407	$1,443,134	$1,948,570	$4,067,128
Net proceeds on reinvestment of distributions	80,196	418,401	49,990	549,666
Shares redeemed	(802,060)	(1,740,225)	(1,833,372)	(999,889)

Net increase (decrease) in net assets	$4,590,543	$121,310	$165,188	$3,616,905

WMC LARGE CAP GROWTH FUND (shares)(a)
Shares sold	1,451,769	230,312	426,481	224,059
Subscriptions in-kind(b)	—	7,504,352	—	3,598,563
Shares issued as reinvestment of distributions	758	14,919	421	7,914
Shares redeemed	(1,517,999)	(1,864,608)	(915,536)	(1,102,785)

Net increase (decrease) in shares outstanding	(65,472)	5,884,975	(488,634)	2,727,751
Beginning of period	5,884,975	—	3,109,620	381,869

End of period	5,819,503	5,884,975	2,620,986	3,109,620

WMC LARGE CAP GROWTH FUND ($)(a)
Net proceeds from sales	$8,466,611	$2,407,392	$3,311,569	$2,324,019
Subscription in Kind(b)	—	78,270,388	—	37,533,015
Net proceeds on reinvestment of distributions	6,208	157,990	3,443	83,653
Shares redeemed	(12,637,314)	(19,517,679)	(7,706,910)	(11,648,984)

Net increase (decrease) in net assets	$(4,164,495)	$61,318,091	$(4,391,898)	$28,291,703

WMC BLUE CHIP MID CAP FUND (shares)(c)
Shares sold	644,278	229,932	2,968,949
Shares issued as reinvestment of distributions	1,007,315	940,595	431,434
Shares redeemed	(1,491,561)	(1,380,043)	(50,611)

Net increase (decrease) in shares outstanding	160,032	(209,516)	3,349,772
Beginning of period	4,760,837	4,970,353	—

End of period	4,920,869	4,760,837	3,349,772

WMC BLUE CHIP MID CAP FUND ($)(c)
Net proceeds from sales	$7,248,451	$4,709,517	$42,088,378
Net proceeds on reinvestment of distributions	13,024,586	16,582,692	5,569,810
Shares redeemed	(20,911,785)	(27,810,794)	(518,600)

Net increase (decrease) in net assets	$(638,748)	$(6,518,585)	$47,139,588

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares	Service Class Shares
	Year Ended December 31, 2008	Year Ended December 31, 2008
LORD ABBETT GROWTH & INCOME FUND (shares)(c)
Shares sold	222,457	279,032
Shares issued as reinvestment of distributions	2,852	2,636
Shares redeemed	(10,591)	(11,771)

Net increase (decrease) in shares outstanding	214,718	269,897
Beginning of period	100,000	100,000

End of period	314,718	369,897

LORD ABBETT GROWTH & INCOME FUND ($)(c)
Net proceeds from sales	$1,690,197	$2,387,573
Net proceeds on reinvestment of distributions	19,768	18,267
Shares redeemed	(87,749)	(111,013)

Net increase (decrease) in net assets	$1,622,216	$2,294,827

GOLDMAN SACHS MID CAP VALUE FUND (shares)(c)
Shares sold	858,895	614,069
Shares issued as reinvestment of distributions	8,336	4,533
Shares redeemed	(79,929)	(126,107)

Net increase (decrease) in shares outstanding	787,302	492,495
Beginning of period	150,000	150,000

End of period	937,302	642,495

GOLDMAN SACHS MID CAP VALUE FUND ($)(c)
Net proceeds from sales	$6,385,274	$5,437,455
Net proceeds on reinvestment of distributions	56,352	30,641
Shares redeemed	(655,799)	(1,050,344)

Net increase (decrease) in net assets	$5,785,827	$4,417,752

GOLDMAN SACHS SHORT DURATION FUND (shares)(c)
Shares sold	5,768,762	7,992,460
Shares issued as reinvestment of distributions	54,759	83,955
Shares redeemed	(633,805)	(2,014,608)

Net increase (decrease) in shares outstanding	5,189,716	6,061,807
Beginning of period	200,000	200,000

End of period	5,389,716	6,261,807

GOLDMAN SACHS SHORT DURATION FUND ($)(c)
Net proceeds from sales	$57,374,714	$79,285,026
Net proceeds on reinvestment of distributions	549,121	839,252
Shares redeemed	(6,376,505)	(20,136,581)

Net increase (decrease) in net assets	$51,547,330	$59,987,697

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares	Service Class Shares
	Year Ended December 31, 2008	Year Ended December 31, 2008
DREMAN SMALL CAP VALUE FUND (shares)(d)
Shares sold	395,205	29,118
Shares issued as reinvestment of distributions	1,013	230
Shares redeemed	(4,779)	(716)

Net increase (decrease) in shares outstanding	391,439	28,632
Beginning of period	150,000	150,000

End of period	541,439	178,632

DREMAN SMALL CAP VALUE FUND ($)(d)
Net proceeds from sales	$2,974,536	$223,930
Net proceeds on reinvestment of distributions	7,879	1,788
Shares redeemed	(40,303)	(5,063)

Net increase (decrease) in net assets	$2,942,112	$220,655

PIMCO HIGH YIELD FUND (shares)(c)
Shares sold	225,014	1,357,957
Shares issued as reinvestment of distributions	13,632	51,316
Shares redeemed	(384)	(35,212)

Net increase (decrease) in shares outstanding	238,262	1,374,061
Beginning of period	150,000	150,000

End of period	388,262	1,524,061

PIMCO HIGH YIELD FUND ($)(c)
Net proceeds from sales	$1,739,109	$12,015,785
Net proceeds on reinvestment of distributions	119,537	434,852
Shares redeemed	(3,069)	(306,519)

Net increase (decrease) in net assets	$1,855,577	$12,144,118

PIMCO TOTAL RETURN FUND (shares)(d)
Shares sold	1,169,446	1,607,235
Shares issued as reinvestment of distributions	2,014	2,254
Shares redeemed	(10,778)	(15,086)

Net increase (decrease) in shares outstanding	1,160,682	1,594,403
Beginning of period	150,000	150,000

End of period	1,310,682	1,744,403

PIMCO TOTAL RETURN FUND ($)(d)
Net proceeds from sales	$12,027,546	$16,494,373
Net proceeds on reinvestment of distributions	21,046	23,607
Shares redeemed	(109,515)	(156,896)

Net increase (decrease) in net assets	$11,939,077	$16,361,084

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares	Service Class Shares
	Year Ended December 31, 2008	Year Ended December 31, 2008
AIM SMALL CAP GROWTH FUND (shares)(d)
Shares sold	190,788	56,833
Shares redeemed	(3,688)	(1,019)

Net increase (decrease) in shares outstanding	187,100	55,814
Beginning of period	150,000	150,000

End of period	337,100	205,814

AIM SMALL CAP GROWTH FUND ($)(d)
Net proceeds from sales	$1,353,803	$403,682
Shares redeemed	(30,260)	(7,129)

Net increase (decrease) in net assets	$1,323,543	$396,553

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND (shares)(d)
Shares sold	993,912	10,748
Shares issued as reinvestment of distributions	2,464	361
Shares redeemed	(13,236)	(1,977)

Net increase (decrease) in shares outstanding	983,140	9,132
Beginning of period	250,000	250,000

End of period	1,233,140	259,132

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND ($)(d)
Net proceeds from sales	$7,432,505	$83,324
Net proceeds on reinvestment of distributions	19,366	2,842
Shares redeemed	(109,007)	(14,889)

Net increase (decrease) in net assets	$7,342,864	$71,277

BLACKROCK INFLATION PROTECTED BOND FUND (shares)(d)
Shares sold	694,093	283,469
Shares issued as reinvestment of distributions	2,366	1,238
Shares redeemed	(4,523)	(1,323)

Net increase (decrease) in shares outstanding	691,936	283,384
Beginning of period	150,000	150,000

End of period	841,936	433,384

BLACKROCK INFLATION PROTECTED BOND FUND ($)(d)
Net proceeds from sales	$6,709,684	$2,720,541
Net proceeds on reinvestment of distributions	23,196	12,136
Shares redeemed	(42,980)	(13,195)

Net increase (decrease) in net assets	$6,689,900	$2,719,482

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class Shares	Service Class Shares
	Year Ended December 31, 2008	Year Ended December 31, 2008
IBBOTSON MODERATE FUND (shares)(d)
Shares sold	50	3,703,343
Shares redeemed	—	(8,738)

Net increase (decrease) in shares outstanding	50	3,694,605
Beginning of period	5,000	5,000

End of period	5,050	3,699,605

IBBOTSON MODERATE FUND ($)(d)
Net proceeds from sales	$451	$32,978,804
Shares redeemed	—	(80,696)

Net increase (decrease) in net assets	$451	$32,898,108

IBBOTSON BALANCED FUND (shares)(d)
Shares sold	1,155	4,271,092
Shares redeemed	(9)	(127)

Net increase (decrease) in shares outstanding	1,146	4,270,965
Beginning of period	5,000	5,000

End of period	6,146	4,275,965

IBBOTSON BALANCED FUND ($)(d)
Net proceeds from sales	$10,063	$37,331,705
Shares redeemed	(81)	(1,114)

Net increase (decrease) in net assets	$9,982	$37,330,591

IBBOTSON GROWTH FUND (shares)(d)
Shares sold	5,400	3,857,782
Shares redeemed	(27)	(120,746)

Net increase (decrease) in shares outstanding	5,373	3,737,036
Beginning of period	5,000	5,000

End of period	10,373	3,742,036

IBBOTSON GROWTH FUND ($)(d)
Net proceeds from sales	$46,493	$32,502,199
Shares redeemed	(230)	(1,064,299)

Net increase (decrease) in net assets	$46,263	$31,437,900

(a)	Initial Class Shares for the WMC Large Cap Growth Fund commenced on April 7, 2007 and share activity presented is for the period April 2, 2007 to December 31, 2007.
(b)	During the year ended December 31, 2007, WMC Large Cap Growth Fund received securities with a value of $115,803,403 in exchange for 11,102,915 fund shares.
(c)	The Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund, PIMCO High Yield Fund and the Service Class for the WMC Blue Chip Mid Cap Fund commenced operations on March 7, 2008 and share activity presented is for the period March 7, 2008 to December 31, 2008.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

(d)	The Dreman Small Cap Value Fund, PIMCO Total Return Fund, AIM Small Cap Growth Fund, AllianceBernstein International Value Fund, BlackRock Inflation Protected Bond Fund, Ibbotson Moderate Fund, Ibbotson Balanced Fund, and the Ibbotson Growth Fund commenced operations on October 1, 2008 and share activity presented is for the period October 1, 2008 to December 31, 2008.

NOTE 8 — INDEMNIFICATION

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9 — CAPITAL SUPPORT AGREEMENT

On September 16, 2008, the Trust, on behalf of the Money Market Fund (the “Fund”), entered into a Capital Support Agreement, as subsequently amended (the “Agreement”), with Sun Life (U.S.), an affiliate of the Fund’s investment adviser, Sun Capital Advisers LLC, in order to prevent any losses that might be realized upon the ultimate disposition of the Fund’s investment in commercial paper issued by American General Finance Corporation (or any instrument received in exchange for such paper in an exchange offer, debt restructuring, reorganization or similar transaction, excepting only those qualifying as “Eligible Securities” as defined in paragraph (a)(10) of Rule 2a-7 of the 1940 Act, together referred to as “AGFC Commercial Paper”) from adversely affecting the Fund’s market-based net asset value. The Agreement was entered into at no cost to the Fund, and Sun Life (U.S.) is not entitled to obtain any shares or other property from the Fund in exchange for its participation in the Agreement or contributions of capital to the Fund pursuant to the Agreement.

The Agreement requires Sun Life (U.S.) to make capital contributions in cash to the Fund in amounts equal to the excess of the amortized cost value plus any accrued and unpaid interest on the AGFC Commercial Paper over the amount received by the Fund for such AGFC Commercial Paper, subject to an aggregate limit of $4.7 million plus the amount of any interest accrued in the period from October 27, 2008 to August 24, 2009, upon the occurrence of any of the following circumstances: a) sale of the AGFC Commercial Paper by the Fund for an amount less than amortized cost value; b) receipt of final payment on the AGFC Commercial Paper in an amount less than amortized cost value plus any accrued and unpaid interest; c) receipt of court-established proceeds in an amount less than amortized cost value or a court order discharging liability for payment on the AGFC Commercial Paper; and d) receipt of new securities that qualify as “Eligible Securities” in exchange for the AGFC Commercial Paper if the amortized cost of such new securities is less than the amortized cost value of the AGFC Commercial Paper. The Board of Trustees of the Trust has determined that Sun Life (U.S.)’s commitment under the Agreement is of comparable quality to a “First Tier Security” as defined in Rule 2a-7 of the 1940 Act.

The Fund treats amounts potentially contributable under the Agreement as an asset of the Fund in calculating its market-based net asset value (“NAV”). Until the disposition of the AGFC Commercial Paper in one of the above circumstances, such potential contributions may increase, decrease or be eliminated on any day the Fund calculates its market-based NAV per share due to changes in the market value of the AGFC Commercial Paper or other factors occurring prior to actual payment of the amount from Sun Life (U.S.) to the Fund. As of December 31, 2008, the amortized cost value of the AGFC Commercial Paper was $4,700,000, of which $4,331,943 derived from the fair value of the AGFC Commercial Paper and $368,057 derived from potential contributions under the Agreement. There were no other potentially contributable amounts under the Agreement because no accrued interest on the AGFC Commercial Paper was overdue as of December 31, 2008. The Agreement requires the Fund to sell any remaining investment in the AGFC Commercial Paper on the day preceding the Agreement’s expiration date, which will be no later than August 24, 2009.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

NOTE 10 — TEMPORARY GUARANTEE PROGRAM

In October 2008, the Money Market Fund (the “Fund”) enrolled in the U.S. Department of the Treasury’s (“U.S. Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”) for an initial term extending from September 19, 2008 to December 18, 2008. In December 2008, the Fund elected to participate in the extended term of the Program expiring April 30, 2009. Under the Program, the U.S. Treasury guarantees the $1.00 per share value of Fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. The Program covers only the number of shares a shareholder (“Covered Shareholder”) held in the Fund as of the close of business on September 19, 2008 or the number of shares a shareholder holds if and when a guarantee event occurs, whichever is less. A guarantee event would occur if the Fund’s market-based net asset value per share falls below $0.995 and is not promptly cured. Upon the occurrence of a guarantee event, the Fund is required to liquidate and Covered Shareholders become entitled to receive $1.00 per “covered” share, subject to certain adjustments and to an overall limit (currently set at $50 billion) on payments available to all money market funds participating in the Program.

To participate in the Program during the initial period from September 19, 2008 to December 18, 2008, the Fund paid a fee to the U.S. Treasury equal to 0.01% of the net asset value of the Fund as of September 19, 2008. To participate in the Program during the extended period from December 19, 2008 to April 30, 2009, the Fund paid a fee to the U.S. Treasury equal to 0.015% of the net asset value of the Fund as of September 19, 2008. The Fund’s investment adviser, Sun Capital Advisers LLC, agreed to cover the cost of the fee for the initial period of participation to the extent that the Fund’s gross expenses exceeded the Fund’s contractual expense limitation, and the Fund agreed to cover the cost of the fee for the extended period of participation without application of the Fund’s contractual expense limitation.

If the U.S. Treasury extends the Program beyond April 30, 2009 to a date no later than September 18, 2009, the Board of Trustees of the Fund would again consider whether to apply to participate in the extended period. Participation in any extension of the Program would require payment of an additional fee. There can be no assurance that the Fund will elect to participate, or be eligible to participate, in any further extension of the Program.

NOTE 11 — SUBSEQUENT EVENT

In January 2009, the Securities and Exchange Commission granted a substitution order (the “Substitution Order”) that enables Sun Life (U.S.) and Sun Life (N.Y.) (together, the “Sun Life Insurance Companies”) to transfer assets into the Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund from other third-party funds that currently serve as investment options for certain variable annuity and variable life insurance products issued by the Sun Life Insurance Companies. As of December 31, 2008, the aggregate assets to be transferred amounted to approximately $1.3 billion. In connection with the Substitution Order, the Board of Trustees of the Trust approved amendments to the Investment Advisory and Management Agreements between each of Goldman Sachs Short Duration Fund and PIMCO High Yield Fund (together, the “Funds”) and the Adviser resulting in a reduction in the Unified Management Fee of each of these Funds from 0.65% and 0.75% to 0.64% and 0.74%, respectively. The fee reductions will take effect upon the transfer of assets into the Funds on or about February 20, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and the Shareholders of Sun Capital Advisers Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments and the portfolios of other financial instruments, of Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, Sun Capital Global Real Estate Fund (formerly known as Sun Capital Real Estate Fund), SC Davis Venture Value Fund, SC Oppenheimer Main Street Small Cap Fund, SC Oppenheimer Large Cap Core Fund (formerly known as Sun Capital All Cap Fund), SC WMC Large Cap Growth Fund (formerly known as SC FI Large Cap Growth Fund), SC WMC Blue Chip Mid Cap Fund (formerly known as SC Blue Chip Mid Cap Fund), SC Lord Abbett Growth & Income Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund, SC Dreman Small Cap Value Fund, SC PIMCO High Yield Fund, SC PIMCO Total Return Fund, SC AIM Small Cap Growth Fund, SC AllianceBernstein International Value Fund, SC BlackRock Inflation Protected Bond Fund, SC Ibbotson Moderate Fund, SC Ibbotson Balanced Fund, and SC Ibbotson Growth Fund (each a portfolio of Sun Capital Advisers Trust, the “Trust”) as of December 31, 2008, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, Sun Capital Global Real Estate Fund (formerly known as Sun Capital Real Estate Fund), SC Davis Venture Value Fund, SC Oppenheimer Main Street Small Cap Fund, SC Oppenheimer Large Cap Core Fund (formerly known as Sun Capital All Cap Fund), SC WMC Large Cap Growth Fund (formerly known as SC FI Large Cap Growth Fund), SC WMC Blue Chip Mid Cap Fund (formerly known as SC Blue Chip Mid Cap Fund), SC Lord Abbett Growth & Income Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund, SC Dreman Small Cap Value Fund, SC PIMCO High Yield Fund, SC PIMCO Total Return Fund, SC AIM Small Cap Growth Fund, SC AllianceBernstein International Value Fund, SC BlackRock Inflation Protected Bond Fund, SC Ibbotson Moderate Fund, SC Ibbotson Balanced Fund, and SC Ibbotson Growth Fund as of December 31, 2008, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 25, 2009

OTHER INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (800) 432-1102 x 3330 and (ii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of investments with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are (i) available on the SEC’s website at www.sec.gov; and (ii) available for review and copying at the SEC’s Public Reference Room in Washington, D.C. Information about the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

TAX INFORMATION

For the year ended December 31, 2008, the following Funds paid distributions which were designated as long-term capital gains dividends:

Fund	Amount
Global Real Estate	$14,005,067
Davis Venture Value	1,023,176
Oppenheimer Main Street Small Cap	4,314,286
Oppenheimer Large Cap Core	39,073
WMC Blue Chip Mid Cap	12,486,999
Goldman Sachs Short Duration*	173,097
PIMCO High Yield*	31,068

*	For the period March 7, 2008 (Commencement of Operations) to December 31, 2008.

For federal tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended December 31, 2008:

Percentage of distributions which qualify for the corporate dividends received deduction:

Fund	Percentage
Global Real Estate	2.33%
Davis Venture Value	100.00%
Oppenheimer Main Street Small Cap	38.39%
Oppenheimer Large Cap Core	100.00%
WMC Large Cap Growth	100.00%
WMC Blue Chip Mid Cap	9.33%
Lord Abbett Growth & Income*	100.00%
Goldman Sachs Mid Cap Value*	99.25%
Dreman Small Cap Value**	100.00%
PIMCO High Yield*	0.27%
PIMCO Total Return**	1.15%

*	For the period March 7, 2008 (Commencement of Operations) to December 31, 2008.
**	For the period October 1, 2008 (Commencement of Operations) to December 31, 2008.

OTHER INFORMATION (Unaudited) (Continued)

ADVISORY CONTRACT RENEWALS & APPROVALS

Funds Having Investment Advisory and/or Subadvisory Agreements Renewed in 2008:

Sun Capital Investment Grade Bond Fund

Sun Capital Money Market Fund

Sun Capital Global Real Estate Fund

SC Davis Venture Value Fund

SC Oppenheimer Main Street Small Cap Fund

SC Oppenheimer Large Cap Core Fund

SC WMC Large Cap Growth Fund

SC WMC Blue Chip Mid Cap Fund

Factors Considered by the Board of Trustees (the “Board”) in Renewing the Investment Advisory and Subadvisory Agreements.

The Funds’ Board approved the continuation of each above-referenced Fund’s current investment advisory agreement (including, in the case of the SC Davis Venture Value Fund, SC Oppenheimer Main Street Small Cap Fund and SC WMC Blue Chip Mid Cap Fund, each such Fund’s subadvisory agreement) for an additional twelve-month period at an in-person meeting held in November 2008. The subadvisory agreements for SC Oppenheimer Large Cap Core Fund and SC WMC Large Cap Growth Fund were approved separately at earlier in-person meetings of the Board in February and May of 2008, respectively. For information regarding the approval process for those subadvisory agreements, please see the Funds’ semi-annual report dated June 30, 2008.

In terms of the process that the Trustees followed prior to approving the continuation of each investment advisory and subadvisory agreement (together, the “investment advisory agreements”), Variable Contract Owners* should know that:

*	At present, all but one of the Funds’ Trustees, including the Board’s chairman, are independent of Sun Capital Advisers LLC (“Sun Capital”), which serves as the investment adviser to each of the Funds, each subadviser, and their respective affiliates (“Independent Trustees”).

*	In connection with the Board’s 2008 contract review, the Independent Trustees met on multiple occasions to discuss and consider contract review matters, and were advised by, and held private meetings with, their independent legal counsel.

*	The Board engaged in a thorough review of each Fund’s investment advisory agreement(s). In this connection, the Board reviewed a wide range of materials furnished by the Sun Capital and, as applicable, each subadviser, prior to reaching these decisions.

*	In connection with reviewing the Funds’ investment advisory agreements, the Board also reviewed the terms of the Funds’ Rule 12b-1 plan, distribution agreement, and servicing agreements.

In determining to approve the continuation of each investment advisory agreement, the Board considered all factors that it believed relevant to the interests of Variable Contract Owners, including but not limited to:

•

Fees and expenses. The investment advisory and, as applicable, investment subadvisory fee schedules for each Fund, including (i) comparative information provided by Lipper regarding investment advisory fee rates paid to other advisers by similar funds; and (ii) fee rates paid to Sun Capital and each subadviser by each Fund

*	Shares of the Funds are owned by Sun Life (U.S.) and Sun Life (N.Y.) for the benefit of the owners of variable annuities and variable life insurance policies (“Variable Contract Owners”) issued by Sun Life (U.S.) or Sun Life (N.Y.).

OTHER INFORMATION (Unaudited) (Continued)

relative to those paid by similar funds and institutional accounts advised by such firms. The Board gave a lesser weight to fees paid by similar institutional accounts advised by such firms, in light of the material differences in the scope of services typically provided to mutual funds relative to institutional accounts. In the case of each sub-advised Fund, the Board noted that the investment subadvisory fees paid to each subadviser are paid by Sun Capital out of its fee, not by the Fund. Taking into account the foregoing, the Board concluded that the fee schedules in effect for each Fund represent reasonable compensation in light of the nature, extent and quality of the investment services being provided to such Fund.

•

Economies of scale. The extent to which economies of scale would be realized as each Fund grows. In this regard, the Board observed that the advisory fees charged to the SC Davis Venture Value Fund, SC Oppenheimer Main Street Small Cap Fund, SC WMC Large Cap Growth Fund and SC Blue Chip Mid Cap Fund contain breakpoints and, accordingly, reflect the potential to share economies of scale. In addition, with respect to the SC Oppenheimer Large Cap Core Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund and Sun Capital Global Real Estate Fund, the Board considered Sun Capital’s commitment to consider breakpoints on each such Fund to the extent any such Fund’s assets under management increase to more substantial, scaleable levels in the future. The Board concluded that each Fund’s fee schedule represents an appropriate sharing between the Variable Contract Owners and the investment advisers of such economies of scale as may exist in the management of each Fund at current asset levels.

•

Profitability; Other benefits to Sun Capital. The costs of the services to be provided, and profits realized, by Sun Capital and its affiliates from their relationship with each Fund. In this regard, the Board observed that Sun Capital reported that it was operating several Funds at a net loss (suggesting that the adviser had assumed considerable economic risk in contracting with the Funds), and had committed to extend previously existing total operating expense caps applicable to each Fund through at least April 30, 2010. In analyzing Sun Capital’s costs and profits and its affiliates’ costs, the Board also reviewed the fees paid to and services provided by Sun Capital and its affiliates to each Fund for non-advisory services, such as distribution (including fees paid pursuant to Rule 12b-1 plans). The Board also considered other potential benefits to Sun Capital and its affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable contracts issued by Sun Life (U.S.) and Sun Life (N.Y.) both of which are affiliates of Sun Capital. The Board concluded that each Fund’s investment advisory fee schedule represented reasonable compensation in light of, among other factors, the costs incurred by Sun Capital and its affiliates in providing services to each Fund.

•

Investment performance. The investment performance of each Fund, both absolute and relative to various benchmarks and industry peer groups, including comparative information provided by Lipper regarding each Fund’s performance relative to other similar Funds. The Board observed that the SC WMC Large Cap Growth Fund had underperformed its benchmark and peer group averages over its initial period of operation, and that during 2008 the Board approved the termination of the Fund’s initial subadviser and the retention of a new subadviser (Wellington Management Company, LLP).

•

Nature, quality and extent of services. The nature, scope and quality of the services that Sun Capital and each subadviser provide to the Funds. In this regard, the Board considered, among other things, Sun Capital’s and each subadviser’s personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources, policies and investment processes. In addition to meeting with representatives of Sun Capital and each subadviser, the Board also considered, among other things, Sun Capital’s representation that it was satisfied with the resources, compliance program and level of commitment put forth by each subadviser and its recommendation that each subadvisory agreement be continued. The Board considered that the types of services to be provided under the investment advisory agreements were comparable to those typically found in agreements of such type. In this regard, the Board concluded that the quality and range of services provided by Sun Capital and, as applicable, each subadviser, have benefited and should continue to benefit each Fund and the Variable Contract Owners.

OTHER INFORMATION (Unaudited) (Continued)

•

Brokerage practices. The practices of Sun Capital and each subadviser regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Funds, including the brokers’ and dealers’ provision of brokerage and research services to Sun Capital and each subadviser. The Board indicated that it would continue to monitor the allocation of each Fund’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•

Compliance. Sun Capital’s and each subadviser’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered the adviser’s continued commitment of attention and resources to compliance functions relevant to the Funds’ operations, including the oversight of subadvisers.

After due consideration of these and other factors that it considered relevant, the Board determined to approve the continuation of each Fund’s investment advisory agreement and, as applicable, investment subadvisory agreement, and concluded that the continuation of such agreements was in the best interest of the Fund and the Variable Contract Owners.

In reaching this conclusion, the Board did not give particular weight to any single factor noted above. The Board considered these factors over the course of multiple meetings, certain of which were held in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the investment advisory agreements.

Funds Having Investment Advisory and/or Subadvisory Agreements Initially Approved in 2008:

SC Ibbotson Moderate Fund

SC Ibbotson Balanced Fund

SC Ibbotson Growth Fund

SC Dreman Small Cap Value Fund

SC AIM Small Cap Growth Fund

SC AllianceBernstein International Value Fund

SC PIMCO Total Return Fund

SC BlackRock Inflation Protected Bond Fund

Factors Considered by the Board of Trustees (the “Board”) in Initially Approving each Fund’s Investment Advisory Agreements.

The Funds’ Board approved the initial investment advisory agreement (or investment advisory and management agreement in the cases of SC PIMCO Total Return Fund and SC BlackRock Inflation Protected Bond Fund) and sub-advisory agreement for each Fund listed above (together, the “investment advisory agreements”) at an in-person meeting held in May 2008. In terms of the process that the Trustees followed prior to approving each of the investment advisory agreements, Variable Contract Owners* should know that:

*	At present, all but one of the Funds’ Trustees, including the Board’s chairman, are independent of Sun Capital, each subadviser, and their respective affiliates (“Independent Trustees”).

*	In connection with reviewing the Funds’ investment advisory agreements, the Independent Trustees met on multiple occasions to discuss and consider the proposed arrangements, and were advised by, and met privately with, their independent legal counsel.

*	Shares of the Funds are owned by Sun Life (U.S.) and Sun Life (N.Y.) for the benefit of the owners of variable annuities and variable life insurance policies (“Variable Contract Owners”) issued by Sun Life (U.S.) or Sun Life (N.Y.).

OTHER INFORMATION (Unaudited) (Continued)

*	The Board engaged in a thorough review of each Fund’s investment advisory agreements. In this connection, the Board reviewed a wide range of materials furnished by Sun Capital and each subadviser prior to reaching these decisions.

*	In connection with reviewing the Funds’ investment advisory agreements, the Board also reviewed the terms of the Funds’ Rule 12b-1 plan, distribution agreement, and servicing agreements.

In determining to approve each Fund’s investment advisory agreements, the Board considered all factors that it believed relevant to the interests of the Fund and the Variable Contract Owners, including but not limited to:

•

Fees and expenses. The investment advisory and investment subadvisory fee schedules for each Fund, including (i) comparative information provided by Lipper regarding investment advisory and sub-advisory fee rates paid to other advisers by similar funds; and (ii) as applicable, fee rates paid to Sun Capital and each subadviser by each Fund relative to those paid by similar funds and institutional accounts advised by such firms. The Board gave a lesser weight to fees paid by similar institutional accounts advised by such firms, in light of the material differences in the scope of services typically provided to mutual funds relative to institutional accounts. The Board also determined that, with respect only to SC PIMCO Total Return Fund and SC BlackRock Inflation Protected Bond Fund, because Sun Capital is obligated to provide a broader range of services and to bear additional categories of expenses in return for the “unitary” investment management fee it will receive than would be the case under a typical investment advisory agreement, it was most appropriate to examine and compare each Fund’s total operating expense ratio relative to the total operating expense ratios of other similar funds. The Board noted that the investment subadvisory fees paid to each Fund’s subadviser will be paid by Sun Capital out of its fee, not by the Fund. Taking into account the foregoing, the Board concluded that the fee schedules for each Fund represent reasonable compensation in light of the nature, extent and quality of the investment services expected to be provided to each such Fund.

•	Economies of scale. Given the uncertainty regarding each Fund’s size and related operating costs, the Board deferred its evaluation of economies of scale to a future date.

•

Profitability; Other benefits to Sun Capital. Because the Funds had not yet commenced operations, no information regarding Sun Capital’s costs and profits from providing investment advisory services to the Funds could be considered by the Board. The Board did review and consider the fees to be paid to and services to be provided by Sun Capital and its affiliates to each Fund for non-advisory services, such as distribution (including fees paid pursuant to Rule 12b-1 plans). The Board also considered other potential benefits to Sun Capital and its affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable contracts issued by Sun Life (U.S.) and Sun Life (N.Y.), both of which are affiliates of Sun Capital. The Board also considered the entrepreneurial risk associated with launching new funds.

•

Investment performance. Because the Funds had not yet commenced operations, no information relating to the Funds’ past performance could be considered by the Board. The Board did consider Sun Capital’s experience with overseeing the management of other funds, and each subadviser’s experience with, and performance record in, managing other similar funds and/or accounts.

•

Nature, quality and extent of services. The Board considered, among other things, Sun Capital’s and each subadviser’s personnel (including in particular those personnel with responsibilities for providing services to the Funds), resources, policies and investment processes. The Board also considered Sun Capital’s representation that it was satisfied with the resources, compliance program and level of commitment expected to be put forth by each subadviser and its recommendation that each subadvisory agreement be approved. The Board also considered the terms of the investment advisory agreements, including the broader scope of services and expenses to be provided and assumed under the investment advisory agreements for SC PIMCO Total Return Fund and SC BlackRock Inflation Protected Bond Fund, as compared to typical investment advisory agreements. The Board concluded that the quality and range of services expected to be provided by Sun Capital and each subadviser should benefit each Fund and its Variable Contract Owners.

OTHER INFORMATION (Unaudited) (Continued)

•

Brokerage practices. The Board considered the practices of Sun Capital and each subadviser regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Funds, including the brokers’ and dealers’ provision of brokerage and research services to Sun Capital and each subadviser. The Board indicated that it would monitor the allocation of each Fund’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•

Compliance. The Board considered Sun Capital’s and each subadviser’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered Sun Capital’s continued commitment of attention and resources to compliance functions relevant to the Funds’ operations.

After due consideration of these and other factors that it considered relevant, the Board determined to approve each Fund’s investment advisory agreements, and concluded that the approval of such agreements was in the best interest of each Fund and its Variable Contract Owners.

In reaching this conclusion, the Board did not give particular weight to any single factor noted above. The Board considered these factors over the course of multiple meetings, certain of which were held in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the investment advisory agreements.

OTHER INFORMATION (Unaudited) (Continued)
Sun Capital Advisers Trust

Each fund’s business is managed by the trustees. Several of the funds’ trustees and officers are also directors and officers of Sun Life Assurance Company of Canada or the adviser. The table below provides more information about the funds’ trustees and officers.

Name, address and age	Position with the Trust	Length of Time Served	Principal occupation past 5 years	Number of Funds Within Fund Complex Overseen by Trustee	Other Directorships Held Outside of the Fund Complex by Trustee
Michael P. Castellano c/o Sun Capital Advisers Trust One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1941	Trustee	Since February 2005	Retired	20	None
Dawn-Marie Driscoll c/o Sun Capital Advisers Trust One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1946	Trustee	Since June 2007	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Former Directorships: Investment Company Institute; Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute.	20	Trustee, DWS Scudder Funds (New York) Board (134 mutual funds) since 1987.
William N. Searcy, Jr. c/o Sun Capital Advisers Trust One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1946	Chairman and Trustee	Chairman since 2005 Trustee since October 1998	Private investor. Pension and savings trust officer, Sprint Corp. (wireless and wireline communications services) 1989-2003.	20	Trustee, DWS Scudder Funds (New York) Board (134 mutual funds) since 1993.
James M.A. Anderson* 150 King Street Toronto, Ontario M5H IJ9 Year of birth: 1949	President, Chief Executive Officer and Trustee	Trustee since October 1998	Executive Vice President and Chief Investment Officer, Sun Life Assurance Company of Canada since 2005. President, Chief Investment Officer and Manager, Sun Capital Advisers LLC, since 1998. Associated with Sun Life Financial since 1970.	20	Director, Sun Life of Canada (U.S.) SPE 97-I, Inc. since 2003, Director, Crosspointe Shops I LLC (real estate holding company) since 2004; Director, Crosspointe Shops II LLC (real estate holding company) since 2004.

OTHER INFORMATION (Unaudited) (Continued)
Sun Capital Advisers Trust

Name, address and age	Position with the Trust	Length of Time Served	Principal occupation past 5 years	Number of Funds Within Fund Complex Overseen by Trustee	Other Directorships Held Outside of the Fund Complex by Trustee
James F. Alban* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1962	Chief Financial Officer and Treasurer	Since October 1998; Serves at the discretion of the Trustees.	Managing Director and Chief Financial Officer, Sun Capital Advisers LLC, since 2000. Associated with Sun Life Financial since 1998.	N/A	N/A
Joseph L. Ciardi* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1967	Chief Compliance Officer	Since May 2006; Serves at the discretion of the Trustees.	Chief Compliance Officer, Sun Capital Advisers LLC, since 2006. Deputy Chief Compliance Officer and Senior Vice President, Canaccord Adams Inc. (an independent financial services firm), 1996 - 2006	N/A	N/A
Maura A. Murphy, Esq.* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1960	Secretary	Since October 1998; Serves at the discretion of the Trustees.	Managing Director and General Counsel since 2000, and Secretary since 1998, Sun Capital Advisers LLC. Assistant Vice President and Senior Counsel, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1998.	N/A	N/A
*	An interested person of the Funds for purposes of Section 2(a)(19) of the 1940 Act.

The Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, upon request by calling 1-800-432-1102 x3330.

Sun Capital Advisers Trust

TRUSTEES AND OFFICERS

Michael P. Castellano, Trustee

Dawn-Marie Driscoll, Trustee

William N. Searcy, Jr., Chairman, Trustee

James M.A. Anderson, President, CEO and Trustee

James F. Alban, Treasurer and CFO

Joseph L. Ciardi, Chief Compliance Officer

Maura A. Murphy, Secretary

INVESTMENT ADVISER

Sun Capital Advisers LLC

One Sun Life Executive Park

Wellesley Hills, MA 02481

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT

State Street Bank & Trust Company

1 Lincoln Street

Boston, MA 02111

LEGAL COUNSEL

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

Item 2.	Code of Ethics.

Registrant has adopted a code of ethics that applies to registrant’s principal executive officer and principal financial officer. This code of ethics is available without charge, upon request, by calling 1-800-432-1102 x1562. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one financial expert, Michael P. Castellano, serving on its Audit Committee. Mr. Castellano is considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed for professional services rendered to the registrant for the last two fiscal years by the registrant’s principal accountant were as follows:

(a) Audit Fees: Includes amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

FY 2008	FY 2007
$630,875	$246,840

(b) Audit-related Fees:

FY 2008	FY 2007
$21,775	$21,000

(c) Tax Fees: Includes amounts related to tax compliance, tax planning and tax advice.

FY 2008	FY 2007
$77,850	$27,325

(d) All Other Fees: Includes amounts related to non-audit services provided to the registrant by the registrant’s principal accountant.

FY 2008	FY 2007
None	None

(e)(1) The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval.

The policy includes a list of specified services that are deemed to be pre-approved, subject to stated dollar limits, by the Audit Committee. The Audit Committee must provide specific advance approval for any service that is not included in the list of pre-approved services, or for any pre-approved service that exceeds the dollar limit set forth in the policy. In determining whether to approve services, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

(e)(2) No services included in this Item 4 (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) During the registrant’s fiscal years ended December 31, 2008 and December 31, 2007, there were no fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, the registrant’s investment adviser, or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

Included in stockholder report filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented since the registrant’s most recent disclosure to this Item.

Item 11.	Controls and Procedures.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have been no significant changes in the registrant’s internal control over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	The code of ethics as required by Form N-CSR Item 2 is filed herewith.

(a) (2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a) (3)	A combined certification by the principal executive and principal financial officers of the registrant as required by Rule 30a-2(b), under the Investment Company Act of 1940, as amended, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SUN CAPITAL ADVISERS TRUST

By (Signature and Title)*	/s/ JAMES M.A. ANDERSON
James M.A. Anderson, President

Date: February 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JAMES M.A. ANDERSON
James M.A. Anderson, President
(Chief Executive Officer)

Date: February 24, 2009

By (Signature and Title)*	/s/ JAMES F. ALBAN
James F. Alban, Treasurer
(Chief Financial Officer)

Date: February 24, 2009

*	Print name and title of each signing officer under his or her signature.